AWARD/CONTRACT     1. THIS CONTRACT IS A RATED ORDER    RATING   PAGE OF PAGES
                      UNDER DPAS (15 CFR 350)           DO-A3    1 0F 188
------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO.   3. EFFECTIVE DATE  4. REQUISITION PURCHASE REQUEST/PROJECT NO
   N00024-97-C-2202                       SEE BLOCK 20c      N00024-96-NR-91153
----------------------------------------------------------------------------------------------------
5. ISSUED BY         N00024           6. ADMINISTERED BY (If other than Item 5) CODE  N63124
    NAVAL SEA SYSTEMS COMMAND             CRITICALITY DESIGNATOR:
    BUYER/SYMBOL: TERESA J. RYAN 02224   SUPSHIP NEW ORLEANS
    2531 JEFFERSON DAVIS HWY             BUILDING 16, NAVAL SUPPORT ACTIVITY
    ARLINGTON, VA  22242-5160            NEW ORLEANS, LA  70142-5700
  PHONE:  Area Code 703/602-3102 X224                  PRE-AWARD SURVEY: NONE
---------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR      8. DELIVERY   (No., street, city, county,
    State and ZIP Code)                   (X) FOB ORIGIN ( ) OTHER (See Below)
     CEC NO:
     AVONDALE INDUSTRIES, INC.
     SHIPYARDS DIVISION
     P.O. BOX 50280
     NEW ORLEANS, LA  70150-0280
   TIN NO:  39-1097012
---------------------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT
                                                    NONE
                                                                          ------------------------------------------------------
10. SUBMIT INVOICES                            ITEM 12
    (4 copies unless otherwise specified)
    TO ADDRESS SHOWN IN                        BLOCK 6
--------------------------------------------------------------------------------------------------------------------------------
CAGE CODE    ICC97                           FACILITY CODE
--------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR     CODE          12. PAYMENT WILL BE MADE BY  CODE 068892
                                           DFAS CHARLESTON OPERATING LOCATION
                                           P.O. BOX 71489
                                           CHARLESTON, SC  29415-1489
--------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN  14. ACCOUNTING AND APPROPRIATION DATA
 COMPETITION                N/A
( ) 10 U.S.C.  2304(c)(  ) (  ) 41 U.S.C. 253(c) (  ) SEE ATTACHED FAD SHEET
--------------------------------------------------------------------------------------------------------------------------------
15A ITEM NO.             15B SUPPLIES/SERVICES                   15C  QTY        15D UNIT        15E UNIT PRICE    15F AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                         SEE SECTION B SUPPLIES OR
                         SERVICES AND PRICES/COSTS

--------------------------------------------------------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT                   $641,370,625
--------------------------------------------------------------------------------------------------------------------------------
                                 16. TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------------
X'd   SEC.       DESCRIPTION                      PAGE(S)        X'd      SEC.              DESCRIPTION             PAGE(S)
--------------------------------------------------------------------------------------------------------------------------------
                PART 1 - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------------------------------------------------------
X      A      SOLICITATION/CONTRACT FORM                  1            X       I     CONTRACT CLAUSES                      152
X      B      SUPPLIES OR SERVICES AND PRICE/COSTS        2              PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
--------------------------------------------------------------------------------------------------------------------------------
X      C      DESCRIPTION/SPECS/WORK STATEMENT           19            X       J    LIST OF ATTACHMENTS                    186
--------------------------------------------------------------------------------------------------------------------------------
X      D      PACKAGING AND MARKING                     106             PART IV - REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------------------------------------------------------
X      E      INSPECTION AND ACCEPTANCE                 109                    K  REPRESENTATIONS, CERTIFICATIONS
---------------------------------------------------------------------             AND OTHER STATEMENTS OF OFFERORS
X      F      DELIVERIES OR PERFORMANCE                 115
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X      G      CONTRACT ADMINISTRATION DATA              120                    L  INSTS., CONDS., AND NOTICES TO OFFERORS
--------------------------------------------------------------------------------------------------------------------------------
X      H      SPECIAL CONTRACT REQUIREMENTS             121                    M  EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------------------------------------------------------
                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-------------------------------------------------------------------------------------------------------------------------------
7. (X) CONTRACTOR'S NEGOTIATED AGREEMENT          18. (  ) AWARD (Contractor is not required to sign this document)
 and return _____ 2 ____ copies to issuing         Your offer on Solicitation Number
 office.)  Contractor agrees to furnish and        including the additions or changes made by you
 deliver all items or perform all the services     which additions or changes are set forth in
 set forth or otherwise identified above and       full above, is hereby accepted as to the items
 on any continuation sheets for the consideration  listed above and on any continuation sheets.
 stated herein. The rights and obligations of the  This award consummates the contract which parties to this contract shall be subject to and  consists of the following documents:
 governed by the following documents: (a) this     (a) the Government's solicitation and your
 award/contract, (b) the solicitation, if any and  offer, and (b) this award/contract.
 (c) such provisions, representations,             No further contractual document is necessary.
 certifications and specifications as are
 attached or incorporated by reference herein.
 (Attachments are listed herein)

--------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)      20A. NAME OF CONTRACTING OFFICER
Albert L. Bossier, Jr.                                  TERESA J. RYAN
Chairman, President and Chief Executive Officer         Contracting Officer
--------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR       19C. DATE SIGNED     20B. UNITED STATES OF AMERICA
BY /s/Albert L. Bossier, Jr.  17 DEC 1996          BY  /s/ Teresa J. Ryan
(Signature of person authorized to sign)           (Signature of Contracting Officer)
                                                   20C. DATE SIGNED
                                                        17 DEC 1996
----------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                          25-106                          STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                     Prescribed by GSA
                               *U.S. GOVERNMENT PRINTING OFFICE 1983 0-380-198(91)            FAR (48 CFR) 53.214(a)
--------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-97-C-2202


This contract is awarded on the basis of Avondale Industries, Incorporated's pricing for the MRG/CPP Propulsion Drive Train Proposal. The following items are hereby awarded: CLIN 0001, 0004, 0005, 0011 and 0012. Additionally, the following modifications are incorporated into Contract N00024-97-C-2202, resulting from Solicitation N00024-96-R-2101:

1.  SECTION B, SUPPLIES/SERVICES AND PRICES/COSTS:

    a. The page numbering on pages 3A and 3B is modified to read pages 2 and 3, respectively.

    b.are SECTION B - ADDITIONAL CONTRACT REQUIREMENTS, B-3 DETERMINATION OF FEE (NAVSEA) (OCT 1990), Paragraph (h) Evaluation Periods and paragraph (i)
subparagraph (1) Award Fee Pools are modified to include the following statement:

*Within 45 days of contract award, the contract will be modified to establish evaluation periods and corresponding award fee pools that are consistent with program/contract milestones.

    c. SECTION B - ADDITIONAL CONTRACT REQUIREMENTS, B-6 ALLOTMENT OF FUNDS - ALTERNATE I (MAY 1993), subparagraph (c) is modified to indicate that CLIN 0011 is fully funded.

2. SECTION F - DELIVERIES OR PERFORMANCE, is modified to reflect the following delivery dated for Item 0001 and Option Items 0002 and 0003 as proposed by the contractor. The contract milestones identified in F-2 will be incorporated into the contract at the time of option exercise.

    ITEM        SHIP        DELIVERY DATE
    0001        LPD 17      01 July 2002
    0002        LPD 18      62 Months after option exercise
    0003        LPD 19      61 Months after option exercise

3.  SECTION H - SPECIAL CONTRACT REQUIREMENTS:

    a. is modified to include Special Contract Requirement H-17 NAVSEA 5252.245-9115 RENT-FREE USE OF GOVERNMENT PROPERTY (SEP 1990).

    b. is modified to include Special Contract Requirement H-18 FUNDING OF IPDE IMPROVEMENTS, as proposed by the contractor.

                                                                N00024-97-C-2202


4. SECTION J - LIST OF ATTACHMENTS, the unnumbered attachments (Disclosure of Lobbying, Request for Assignment of a Commercial and Government Entity (CAGE) Code, and Contract Security Classification Form) and Attachment J-0019 "Past Performance Questionnaire" are deleted.

5. Attachment J-0037 "Contract Security Classification Specification" is updated and incorporated into the contract. 21 pages are hereby incorporated into Attachment J-0037.

6. The MRG/CPP propulsion train option is selected and the requirements of Attachment J-0038 are substituted for the corresponding sections of Attachment J-0001.

7. Attachment J-0039 "Government Production and Research Property Authorized for Use on a Rent Free Non-Interference Basis", which lists the contractor's proposed Government Production and Research Property, is incorporated into the contract. 28 pages are hereby incorporated into the contract.

8. Attachment J-0040 "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan" is incorporated into the contract. 86 pages are hereby incorporated into the contract.

9. Attachment J-0041 "Financial Accounting Data (FAD) Sheet", 1 page totaling $583,485,718 is hereby incorporated into the contract. This FAD sheet reflects the estimated cost for CLIN 0001 in the amount of $581,109,833 and the fixed price for CLIN 0011 in the amount of $2,375,885. Award fee applicable to CLIN 0001 in the amount of $57,884,907 has been committed to this contract, and will be obligated and authorized for payment in accordance with paragraph (e)(3)(v) of Clause B-3, Determination of Fee.

10.  Contract change pages incorporating the above revisions are attached.

All references to Solicitation N0024-96-R-2101, including all Amendments, are revised to read N00024-97-C-2202.

                                                                N00024-97-C-2202


SECTION B SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM      SUPPLIES OR SERVICES                              AMOUNT

0001      DETAIL DESIGN AND CONSTRUCTION               EST COST:  $581,109,833
          OF LPD 17 (SCN)                              BASE FEE:  $0
          (SEE Note G)                                 AWARD FEE: $ 57,884,907
                                                       CPAF:      $638,994,740

0002      SHIP CONSTRUCTION - LPD 18                   EST COST:  $355,368,285
(OPTION)  (SEE NOTE A & G)                             BASE FEE:  $0
                                                       AWARD FEE: $ 35,385,142
                                                       CPAF:      $390,753,427

0003      SHIP CONSTRUCTION - LPD 19                   EST COST:  $447,484,350
(OPTION)  (SEE NOTE A & G)                             BASE FEE:  $0
                                                       AWARD FEE: $ 44,430,185
                                                       CPAF:      $491,914,535

0004      LPD FAMILIARIZATION                                     $NSP
          (NSP - Not separately priced.
          Price to be included in the price
          of Item 0001, and if the options are
          exercised, Item(s) 0002 and 0003)

0005      TECHNICAL MANUALS                                       $NSP
          (NSP - Not separately priced.
          Price to be included in the price of
          Line Item 0001, and if the options are
          exercised, Item(s) 0002 and 0003

          (SEE NOTE D)


0006      MATERIAL (See Note B and C)
          (Including COSAL MATERIAL,
          SHORE BASES SPARES, PROVISIONING
          ITEM ORDER)

0006AA    LPD 17 MATERIAL

0006AB    LPD 18 MATERIAL
          (SEE NOTE A)

                                                                N00024-97-C-2202


ITEM      SUPPLIES OR SERVICES                          AMOUNT

0006AC    LPD 19 MATERIAL
(OPTION)  (SEE NOTE A)

0007      PERFORM SPECIAL STUDIES, ANALYSES AND
          REVIEWS
          (SEE NOTE F)

0008      PERFORM ENGINEERING AND INDUSTRIAL
          SERVICES
          (SEE NOTES B AND C)

0009      LPD 17 CLASS LIFE CYCLE SUPPORT               EST COST:  $1,906,887
(OPTION)  PLANNING - POST DETAIL DESIGN                 BASE FEE:  $0
          AND CONSTRUCTION                              AWARD FEE: $  189,120
          (SEE NOTE A & G)                              CPAF:      $2,096,007

0010      AFFORDABILITY THROUGH COMMONALITY (R&D)
          (SEE NOTES B AND C)

0011      CROSS PROGRAM PROCUREMENT                                $2,375,885
          (SEE NOTES B AND E)                           MANHOURS    80,000

0012      DATA FOR ITEMS 0001,                                     $NSP
          0004, 0005, AND 0006AA
          0007, 0008, 0010 AND 0011 (and if options
          are exercised, Items 0002, 0003, 0006AB,
          0006AC, and 0009)
          NSP - Not separately priced.  The price
          of Item 0012 is to be included in the
          price of Items 0001, 0006AA, 0007, 0008,
          0010 AND 0011 (and if options are exercised, Items 0002, 0003, 0006AB, 0006AC and 0009)

The clause entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

                                                                N00024-97-C-2202


     (h)  Evaluation Periods
          Performance evaluations will be conducted in accordance with the schedule below:

        EVALUATION PERIODS*            BEGINNING*             END*
        -------------------            ----------             ----
              One                    Contract Award             *
              Two                           *                   *
               *                            *                   *

     (2) For the first evaluation period, the factors to be evaluated are identified by "X" in attached Evaluation Categories and Factor Applicability Matrix."

     (3) Beginning with the second evaluation period, the Government will provide the Contractor with the specific factors and elements to be evaluated by the Evaluation Board 10 days prior to the subsequent evaluation period.

(i)  Award Fee Pool

          (1) Award Fee shall be available for the consideration of payment on the following basis:

                                  AWARD FEE POOL
        EVAL. PERIOD            AWARD FEE POOL ($)         AWARD FEE POOL %
        ------------            ------------------         ----------------
            One                          *                         *
            Two                          *                         *
             *                           *                         *

        TOTALS:                 $ 57,884,907                      100%

          (2) One hundred percent (100%) of all unearned award fee for all CLINs except CLIN 0009 shall be carried over to Clause H-16 "Final Contract Performance Incentives".

*WITHIN 45 DAYS OF CONTRACT AWARD, THE CONTRACT WILL BE MODIFIED TO ESTABLISH EVALUATION PERIODS AND CORRESPONDING AWARD FEE POOLS THAT ARE CONSISTENT WITH PROGRAM/CONTRACT MILESTONES.

                                                                N00024-97-C-2202


B-6 ALLOTMENT OF FUNDS - ALTERNATE I (MAY 1993)
(APPLICABLE TO ITEM 0011)

 (a) This contract is incrementally funded. The amounts presently available and allotted to this contract for payment are set forth below. The amounts(s) presently available and allotted to this contract for payment for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover as follows:

                                                                   ESTIMATED
          ITEM(S)              FUNDED AMOUNT           PERIOD OF PERFORMANCE
          -------              -------------           ---------------------
                               $

(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for each CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c) CLINs/SLINs 0011 is fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) of "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

B-7  EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts

                                                                N00024-97-C-2202


SECTION F - DELIVERIES OR PERFORMANCE

ITEM 0001 (AND IF THE OPTIONS ARE EXERCISED, ITEM(S) 0002 AND 0003) - It is anticipated the Contractor should be ready for a PRR no earlier than twenty-four (24) months after contract award.

The Contractor shall deliver the ship(s) to the Government at the Contractor's facility fully outfitted and tested in accordance with the provisions of this contract. The ship(s) shall be delivered in accordance with the following delivery schedule:

             ITEM                 SHIP               DELIVERY DATE
            ------                ----               -------------

             0001                LPD 17              01 July 2002

            OPTION
             ITEM                 SHIP               DELIVERY DATE
            ------                ----               -------------

             0002                LPD 18              62 Months after option
                                                     exercise
             0003                LPD 19              61 Months after option
                                                     exercise

          (1)  Post delivery availability for each ship shall be completed sixty
(60) days after delivery of each ship.

ITEM 0004 -
The period of performance for LPD familiarization is from contract award or option exercise date, as applicable, through delivery of the applicable ship and in accordance with the applicable Exhibits of the Contract Data Requirements List (CDRL), DD Form 1423, attached hereto.

ITEM 0005 - See Section C, paragraph 16.5.

ITEM 0006AA, 0007, 0008 AND 0010 (AND IF THE OPTION(S) ARE EXERCISED, ITEMS 0006AB, AND 0006AC) - Supplies shall be delivered and services shall be performed in accordance with contract modifications issued pursuant to the "ORDERS" clause. Unless otherwise expressed in the unilateral or bilateral modification issued in accordance with the "ORDERS" clause, the supplies shall be delivered to the Contractor's facility.

ITEM 0009 - The period of performance for Life Cycle Support Planning is from exercise option date through expiration of the guaranty period set forth in the contract clause entitled "GUARANTY PERIOD" of Item 0001 or if the options are exercised Items 0002 and 0003 whichever is later.

                                                                N00024-97-C-2202


SECTION H - SPECIAL CONTRACT REQUIREMENTS

       NUMBER                              TITLE
       ------                              -----
H-1  NAVSEA  5252.202-9101                 ADDITIONAL DEFINITIONS

H-2  NAVSEA  5252.249-9105                 AWARD FEE DETERMINATION IN EVENT OF
                                           TERMINATION OR DISCONTINUANCE

H-3  NAVSEA  5252.233-9103                 DOCUMENTATION OF REQUESTS FOR
                                           EQUITABLE ADJUSTMENT (AT) ALTERNATE I

H-4  NAVSEA  5252.233-9107*                EQUITABLE ADJUSTMENTS:  WAIVER AND
                                           RELEASE OF CLAIMS

H-5  NAVSEA  5252.225-9100                 FOREIGN SHIPYARD CONSTRUCTION
                                           PROHIBITION

H-6  NAVSEA  5252.227-9113                 GOVERNMENT-INDUSTRY DATA EXCHANGE
                                           PROGRAM

H-7  NAVSEA  5252.217-9121                 INDEMNIFICATION FOR ACCESS TO VESSEL

H-8  NAVSEA  5252.228-9106*                INSURANCE-PROPERTY LOSS OR DAME-
                                           LIABILITY TO THIRD PERSONS

H-9                                        NOT USED

H-10 NAVSEA  5252.243-9105                 NOTIFICATION OF CHANGES

H-11 NAVSEA  5252.216-9110*                ORDERS - FIXED PRICE

H-12 NAVSEA  5252.243-9113                 OTHER CHANGE PROPOSALS

H-13 NAVSEA  5252.219-9112                 ORDERS - COST PLUS FIXED FEE

H-14 NAVSEA  5252.249-9100*                SPECIAL CONTRACT REQUIREMENT CON-
                                           CERNING TERMINATION FOR THE CONVENI-
                                           ENCE OF THE GOVERNMENT

H-15 NAVSEA  5252.247-9110                 TUG AND PILOT SERVICES

H-16                                       FINAL CONTRACT PERFORMANCE INCENTIVES

H-17 NAVSEA                                RENT-FREE USE OF GOVERNMENT PROPERTY

H-18                                       FUNDING OF IPDE IMPROVEMENTS

                                                                N00024-97-C-2202


     The remaining incentive pool available after computing the incentive for factors 1, 2, and 3 will be available as the incentive pool for factors 4, 5, 6 and 7.

6.0  Incentive Pool

     One hundred percent (100%) of all unearned award fee for CLINs 0001, 0002 and 0003, as calculated pursuant to Contract Requirements B-3 entitled "Determination of Fee (NAVSEA) (OCT 1990)", up to a maximum of $10,000,000 per ship, shall be forward for this incentive pool.

7.0  Finality of Incentive Decision

     Determinations with respect to the amount of incentives to be paid to the Contractor are final and shall not be subject to the "DISPUTES" Clause of this Contract.

H-17  NAVSEA 5252.245-9115 RENT-FREE USE OF GOVERNMENT PROPERTY (SEP 1990)

The Contractor may use on a rent-free, non-interference basis, as necessary for the performance of this contract, the Government property listed in Attachment J0039, accountable under Contract(s) N00024-85-C-2144, N00024-87-C-2800,
N00024-93-C-2800, and N00024-90-E-3503. The Contractor is responsible for scheduling the use of all property covered by the above referenced contract(s) and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the Contractor due to the use of any or all of such property under this contract or any other contracts under which use of such property is authorized.

H-18  FUNDING OF IPDE IMPROVEMENTS

In its cost proposal Avondale has estimated $40 million will be required to provide for IPDE infrastructure improvements. The State of Louisiana has committed to provide up to $40 million for these improvements. In the unlikely event state funding is not provided to Avondale, the contractor will not allocate to this contract or other Navy contracts existing on the award date of this contract, any IPDE infrastructure improvement costs up to the total of $40 million.

The estimated $40 million investment includes the following components:

                                                                N00024-97-C-2202

(a) Construction cost of a new 160,000 square foot Avondale/UNO (University of New Orleans) Maritime Technology Center of Excellence at the production facility of Avondale Industries in New Orleans, Louisiana. This facility will house the LPD 17 IPTs, the IPDE Campus and "Think Tank" a training and research center administered by UNO, Nucleus Crew training rooms, and the Avondale Test Integration Facility (ATIF). The cost of this facility includes the building, parking facility, utilities and furniture.

(b) Hardware and software provided to each on-site IPT member with access to an appropriate Client Workstation and, as authorized, connectivity to the IPDE network. Based on anticipated on-site manning estimates from the Navy and all on-site Alliance members, it provides for the acquisition of approximately 630 Intergraph client workstations. In addition to the client workstations and based on the Navy's estimate of off-site users, it also provides for approximately 40 Intergraph servers along with supporting peripherals such as printers, plotters, etc. Each Client and Server will contain the appropriate software.

(c) All recurring maintenance cost on both Hardware and Software products described in (b) above.

(d) System Integration to mmet IPDE integration requirements. This funding will provide for integration of requirements into the IPDE and Avondale's legacy systems.

(e) IPDE Training requirements provided at Avondale to all anticipated on-site manning from the Navy and all on-site Alliance members. The training will cover the cost of all class materials, preparation and instructors.

(f) Miscellaneous Equipment requirements such as electronic viewing equipment, printers, projectors, etc., in support of the Avondale/UNO Maritime Center of Excellence.

                                     151a

                                                                N00024-97-C-2202

SECTION J -- LIST OF ATTACHMENTS

This document consists of the following parts and the attachments described below:

J-0001:  LPD 17 Ship Specifications, 9 October 1996 8 April 1996.

J-0002: Amphibious Transport Dock General Description Of Operational Capability, 24 May 1996.

J-0003: Government Concept Of Operations In An Integrated Product Data Environment (IPDE) For The LPD 17 Program, 8 April 1996.

J-0004:  Contract Data Requirements List, DD Form 1423, Exhibit A, 9 October
         1996.

J-0005:  Schedule "A" Government Furnished Equipment for LPD 17, 9 October 1996.

J-0006:  Schedule "C" Government Furnished Information for LPD 17, 9 October
         1996.

J-0007:  Not Used.

J-0008:  Not Used.

J-0009:  Book Plan for Integration Management Plan (IMP), 8 April 1996.

J-0010:  Preliminary Ship Manning Document (PSMD), 8 April 1996.

J-0011:  Draft Radio Communication System Management Plan, 8 April 1996.

J-0012:  Not Used.

                                                                N00024-97-C-2202

J-0013:  Operation Security Plan, 8 April 1996.

J-0014:  Not Used.

J-0015:  Not Used.

J-0016: Integrated Product Data Environment (IPDE) Integration Matix, 9 October 1996.

J-0017:  Not Used.

J-0018: List of Mission Essential Equipment For Maintenance Manhour Per Operating Hour (MMH/OH) Initiative, 8 April 1996.

J-0019:  Deleted.

J-0020:  Factors and Values for Developing Variable Loads, 8 April 1996.

J-0021: Affordability Through Commonality (ATC) Implementation Program, 8 April 1996.

J-0022:  Life Cycle Cost Estimate, 8 April 1996.

J-0023:  Test Documentation Booklet, 8 April 1996.

J-0024:  Not Used.

J-0025: Current LPD 17 Program Office Automated Information System Capability, 8 April 1996.

J-0026:  Contract Guidance Drawing List, 8 April 1996.

J-0027:  Computer Aided Engineering Data List, 8 April 1996 (Preliminary).

J-0028:  Affordability Through Commonality Sketches, 8 April 1996.

J-0029: LPD 17 Type Advanced Degaussing System Controller Interface Requirements, V 1.0, 8 April 1996.

J-0030:  Selected Medical and Dental Equipment, 8 April 1996.

J-0031:  Associate Contractor Agreement Vendor List, 8 April 1996.

J-0032:  Deleted.

                                                                N00024-97-C-2202


J-0033:  Navy Shock Data Base (FOUO) (Provided separately)

J-0034:  Weights For Government Furnished Equipment, 9 October 1996.

J-0035:  Deleted

J-0036:  Deleted

J-0037:  "Contract Security Classification Specification" DD254

J-0038: Substitute Ship Specifications to be used for Controllable Pitch Propeller (CPP) Propulsion Train, 9 October 1996

J-0039: Government Production and Research Property Authorized for Use on a Rent Free Non-Interference Basis

J-0040: Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan

J-0041:  Financial Accounting Data (FAD) Sheet

                                                                N00024-97-C-2202





                               ATTACHMENT J-0019





                                    DELETED

                                                                N00024-97-C-2202





                               ATTACHMENT J-0037



                       CONTRACT SECURITY CLASSIFICATION
                                 SPECIFICATION

                                    DD 254

---------------------------------------------------------------------------------------------------------------------------------
          DEPARTMENT OF DEFENSE                              1. CLEARANCE AND SAFEGUARDING
                                                            ---------------------------------------------------------------------
CONTRACT SECURITY CLASSIFICATION SPECIFICATION               a. Facility Clearance Required
                                                                SECRET
                                                            ---------------------------------------------------------------------
(The requirements of the DoD Industrial Security             b. Level of Safeguarding Required
  Manual apply to all security aspects of this effort.)         SECRET
---------------------------------------------------------------------------------------------------------------------------------
2. THIS SPECIFICATION IS FOR: (X and complete as applicable) 3. THIS SPECIFICATION IS: (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
   a. PRIME CONTRACT NUMBER                                  X  a. ORIGINAL (Complete date in all cases)   DATE (YY-MMM-DD)
X     N00024-97-C-2202                                                                                       96-DEC-17
---------------------------------------------------------------------------------------------------------------------------------
   b. SUBCONTRACT NUMBER                                        b. REVISED (Supersedes     Revision No.    DATE (YY-MMM-DD)
                                                                   all previous specs)
---------------------------------------------------------------------------------------------------------------------------------
   c. SOLICITATION OR OTHER NUMBER         DUE DATE (YYMMDD)     c. FINAL (Complete Item 5 in all cases)    DATE (YY-MMM-DD)
X     N00024-96-PR-91153
---------------------------------------------------------------------------------------------------------------------------------
4. IS THIS A FOLLOW ON CONTRACT?   ___ YES   X  NO.          If Yes, complete the following:
                                            ---
Classified material received or generated under _________________(Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5. IS THIS A FINAL DD FORM 254?    ___ YES   X  NO.          If Yes, complete the following:
                                            ---
In response to the contractor's request dated __________________, retention of the identified classified material is authorized for the period of ____________________
---------------------------------------------------------------------------------------------------------------------------------
6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                          b. CAGE CODE       c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip)

   AVONDALE INDUSTRIES, INC.                                                  SOUTHEAST REGION, DIS
   P. O. BOX 50280                                      1CC97                 2300 LAKE PARK DRIVE
                                                                              SUITE 250
   NEW ORLEANS, LA  70150-0280                                                SMYRNA, GA 30080-7606
---------------------------------------------------------------------------------------------------------------------------------
7. SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                          b. CAGE CODE       c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip)


---------------------------------------------------------------------------------------------------------------------------------
8. ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a. LOCATION                                             b. CAGE CODE       c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip)


---------------------------------------------------------------------------------------------------------------------------------
9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
PRODUCTION - LPD 17 AMPHIBIOUS TRANSPORT DOCK PROGRAM LEAD SHIP DETAIL DESIGN, SHIP SYSTEM INTEGRATION, CONSTRUCTION, TESTING,
LOGISTICS & LIFE CYCLE SUPPORT PLANNING AND DELIVERY
---------------------------------------------------------------------------------------------------------------------------------
10. THIS CONTRACT WILL REQUIRE ACCESS TO:       YES   NO        11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:   YES   NO
---------------------------------------------------------------------------------------------------------------------------------
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION  X              a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER
                                                                   CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY              X
---------------------------------------------------------------------------------------------------------------------------------
b. RESTRICTED DATA                                     X        b. RECEIVE CLASSIFIED DOCUMENTS ONLY                           X
---------------------------------------------------------------------------------------------------------------------------------
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION          X        c. RECEIVE AND GENERATE CLASSIFIED MATERIAL              X
---------------------------------------------------------------------------------------------------------------------------------
d. FORMERLY RESTRICTED DATA                            X        d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE       X
---------------------------------------------------------------------------------------------------------------------------------
e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                                       X
---------------------------------------------------------------------------------------------------------------------------------
   (1) Sensitive Compartmented Information (SCI)       X        f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE
                                                                   THE U.S. PUERTO RICO, U.S. POSSESSIONS AND TRUST
                                                                   TERRITORIES                                                 X
---------------------------------------------------------------------------------------------------------------------------------
   (2) Non-SCI                                   X              g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                   TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                   SECONDARY DISTRIBUTION CENTER                         X
---------------------------------------------------------------------------------------------------------------------------------
f. SPECIAL ACCESS INFORMATION                          X        h. REQUIRE A COMSEC ACCOUNT                                    X
---------------------------------------------------------------------------------------------------------------------------------
g. NATO INFORMATION                                    X        i. HAVE TEMPEST REQUIREMENTS                                   X
---------------------------------------------------------------------------------------------------------------------------------
h. FOREIGN GOVERNMENT INFORMATION                      X        j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS         X
---------------------------------------------------------------------------------------------------------------------------------
i. LIMITED DISSEMINATION INFORMATION                   X        k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE            X
---------------------------------------------------------------------------------------------------------------------------------
j. FOR OFFICIAL USE ONLY INFORMATION             X              l. OTHER (Specify)                                             X
------------------------------------------------------------
k. OTHER (Specify)                               X
 10.J.: REFER TO ITEM 13
 10.E.(2) INTELLIGENCE INFO
---------------------------------------------------------------------------------------------------------------------------------
DD FORM 254, DEC 90                             Previous editions are obsolete                                  805/34


---------------------------------------------------------------------------------------------------------------------------------
12. PUBLIC RELEASE.  Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate
U.S. Government authority.  Proposed public releases shall be submitted for approval prior to release.
  [   ] Direct    [X] Through (Specify)

COMMANDER, NAVAL SEA SYSTEMS COMMAND (SEA OOD)

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)*
for review.
*In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
---------------------------------------------------------------------------------------------------------------------------------
13. SECURITY GUIDANCE.  The security classification guidance needed for this classified effort is identified below.  If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classifica-
tion assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below.  Pending final decision, the information involved shall be handled and protected at the  highest level of classification assigned or recommended.  (Fill in as appropriate for the classified effort.  Attach or forward under separate correspondence any documents/guides/extracts referenced herein.  Add additional pages as needed to provide complete guidance.)

SECURITY CLASSIFICATION GUIDANCE IS AS FOLLOWS:
OPNAVINST S5513.3C-107    (U) LPD 17 AMPHIBIOUS TRANSPORT DOCK SHIP
NARRATIVE:  9T-INT              CONDITIONS OF RELEASE FOR INTELLIGENCE DOCUMENTS

- CLASSIFIED GFE/GFI SHALL BE HANDLED, STOWED AND PROTECTED COMMENSURATE WITH THE CLASSIFICATION OF THE INDIVIDUAL ITEM AND
IN ACCORDANCE WITH THE REQUIREMENTS OF DOD 5220.22-M, NISPOM.  IF DETAILED SECURITY CLASSIFICATION GUIDANCE IS REQUIRED FOR
ANY ITEM OF GFE/GFI, SUBMIT A REQUEST TO NAVSEA PMS377, IDENTIFYING THE SPECIFIC ITEMS INVOLVED.
- 10.J.:  EXTRACT OF SECNAVINST 5720.42E, DON FREEDOM OF INFORMATION ACT (FOIA) PROGRAM; PARA 10, FOUO.
- NAVSEAINST 5500 - CONTROL OF ACCESS TO VESSELS BY NON-U.S. CITIZENS DTD 2 MAR 88



---------------------------------------------------------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS.  Requirements, in addition to ISM requirements, are established for      [ ] YES  [X] NO
    this contract.  (If yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements.  Provide a copy of the requirements to the cognizant security office.  Use Item 13 if additional space is needed.)


---------------------------------------------------------------------------------------------------------------------------------
15. INSPECTIONS.  Elements of this contract are outside the inspection responsibility of the cognizant         [ ] YES  [X] NO
    security office.  (If yes, explain and identify specific areas or elements carved out and the activity responsible for inspections.  Use Item 13 if additional space is needed.)


---------------------------------------------------------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE.  Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort.
    All questions shall be referred to the official named below.
---------------------------------------------------------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING OFFICIAL                    b. TITLE                                c. TELEPHONE (include Area Code)
P. A. BENNETT                                           CONTRACTING OFFICER FOR                 (703) 602-3784
                                                        SECURITY MATTERS
---------------------------------------------------------------------------------------------------------------------------------
d. ADDRESS (include Zip Code)                                   17.  REQUIRED DISTRIBUTION:
NAVAL SEA SYSTEMS COMMAND                                       -----
ARLINGTON, VA  22242-5160                                         X    a. CONTRACTOR
                                                                -----
                                                                       b. SUBCONTRACTOR
                                                                -----
                                                                  X    c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
---------------------------------------------------------------------
e. SIGNATURE                                                           d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY
                                                                -----     ADMINISTRATION
    /S/ P. A. BENNETT                                             X    e. ADMINISTRATIVE CONTRACTING OFFICER
                                                                -----
                                                                  X    f. OTHERS AS NECESSARY SEA OOG
---------------------------------------------------------------------------------------------------------------------------------
DD FORM 254 REVERSE, DEC 90

NARRATIVE:  9T-INT
REV-12/6/96

                   SECURITY CONTROLS ON THE DISSEMINATION OF
                INTELLIGENCE INFORMATION RECEIVED OR GENERATED
                            UNDER NAVSEA CONTRACTS


1. All requests for Intelligence support/documentation shall be directed to NAVSEA OOG via the cognizant NAVSEA program office.

2. Intelligence released to cleared contractors, all reproductions thereof, and all other material generated based on, or incorporating data therefrom (including authorized reproductions), remain the property of the US Government. Final disposition of intelligence information shall be governed by the cognizant NAVSEA program office and NAVSEA OOG.

3. The contractor may not release intelligence to employees or other components not directly engaged in providing services under this NAVSEA contract or to another contractor (including subcontractors) without the consent of the cognizant NAVSEA program office and NAVSEA OOG.

4. The contractor shall not release intelligence information even though it bears no restrictive markings, to foreign governments, foreign nationals, or immigrant aliens, whether they are employees or not, without the authorization of the cognizant NAVSEA program office and NAVSEA OOG.

5. All reproductions of intelligence will be classified, marked and controlled in the same manner as the originals(s).

6. The contractor must have established procedures to control all intelligence received, produced and held by them for the duration of the contract or any other binding agreement; and to permit identification of all persons who have had access to intelligence in their custody.

7. The above requirements pertain to all intelligence information received or generated under this contract excluding SCI.

                                                                 14 APRIL 1994

01.  IDENTIFYING DATA:

     ID:  03C-107.1
     CL:  U
     SU:  LPD 17 Amphibious Transport Dock Ship (Formerly LX
          Amphibious Ship)
     OC:  NAVSEA (09T)
     CA:  COMNAVSEASYSCOM
     OD:  91-02-19
     CD:  TBD
     RD:  TBD

02. THREAT/BACKGROUND: Refer to Operational Requirements Document for LPD 17 Amphibious Assault Ship, Revision 3.

03. MISSION: To embark, transport, and land elements of a Marine Landing Force in an assault by helicopters, landing craft, amphibious vehicles, and by a combination of these methods.

04.  FINANCIAL:

     A. Current year budgetary data: FOUO (Unclassified upon submission to Congress).
     B. Outyear budgetary data: FOUO (Unclassified upon submission to Congress).

05.  MILESTONES:

     A.  Initial operating capability (IOC): C-X4 (Declassify after IOC).
     B.  Delivery dates:  FOUO (Unclassified upon submission to Congress).

06.  PERFORMANCE DATA AND TECHNICAL CHARACTERISTICS:

     A.  Landing craft:  U
     B.  Vehicles and vehicle squares:  U
     C.  Troops:  U
     D.  Cargo cube:  U
     E.  Speed:
          (1)  Sustained:  U
          (2)  Endurance:  U                            (R:13MAR96)
          (3)  Maximum:    U
     F.  Endurance range:  C-X4
     G.  Bulk fuel:  U
     H.  Aircraft stowage:  U
     I.  Ship's fuel (total) capacity:  C-X4
     J. Signature: References cited herein apply to all phases of LPD 17 acquisition (pre- and post-IOC) unless otherwise noted.
          (1)  Acoustic:  Refer to OPNAVINST S5513.3B, enclosure (57).
          (2)  Radar Cross Section (RCS): Refer to OPNAVINST S5513.3C, enclosure
               (91).

-------------------------
Distribution Statement D: Distribution authorized to DOD and DOD contractors only; Administrative or operational use. Other requests for this document will be referred to COMNAVSEASYSCOM (09T1) or higher DOD authority.

                                                                 Enclosure (107)

          (3)  Magnetic: Refer to OPNAVINST S5513.7C, enclosure (7).
     K.  Design and actual shaft horsepower:  U
     L.  Technical information design criteria:
          (1)  Length, Beam, Draft and Displacement:  U
          (2) General arrangement drawings which identify the following specific survivability and vulnerability features: C-X4; otherwise: FOUO
               (A) Fragmentation and other armor protection schemes
               (B) Structural hardening to resist weapons effects
     M.  Reliability, maintainability and availability (RMA) values:  FOUO
     N. Computer Product Model - Three Dimensional Product Model Database which contains the survivability and vulnerability features described in paragraph L.(2) above classified: C-X4.

07.  OPERATIONAL AND TACTICAL:  Will be addressed in next phase.

08. HARDWARE: Refer to the specific system guide. Hardware related to acoustic silencing features: Refer to OPNAVINST S5513.3B enclosure (57).

09. COMPUTER RESOURCES FOR LPD 17 CLASS SHIPS: Computer hardware is unclassified until a classified program is installed, at which time the computer hardware assumes the classification of the program.

10.  OTHER

     A. Public releases: No publicity releases or public displays of any kind are authorized on this program without the expressed written consent of COMNAVSEASYSCOM (OOD) or higher DOD authority.
     B. Documentation markings: Classified and unclassified technical documentation generated under this program will have the following handling caveats affixed to the cover and title page:
          (1) "Distribution Statement D - Distribution authorized to DOD and DOD contracts only; Administrative or operational use. Other requests for this document will be referred to COMNAVSEASYSCOM (PMS 317)."
          (2) "Destruction Notice - for unclassified limited documents destroy by any method that will prevent disclosure of contents or reconstruction of the document."
     C. Non-technical data which is unclassified sensitive will be marked and protected as FOUO.

Note: Unless indicated otherwise, all classification levels identified apply to each of the phases of the LPD 17 acquisition cycle.



                                       2
                                                                 Enclosure (107)

EXTRACT OF SECNAVINST 5720.42E, DON FREEDOM OF INFORMATION ACT (FOIA) PROGRAM

                            DEPARTMENT OF THE NAVY
                            OFFICE OF THE SECRETARY
PARA 10, FOUO              Washington, DC  20350-1000            5 June 1991
-------------


  SECNAV INSTRUCTION 5720.42E                            (4) Sample Letter Responses
                                                         (5) Sample Checklist for Conducting
  From: Secretary of the Navy                                Staff Assistance Visits
  To:   All Ships and Stations                           (6) Litigation Status Sheet
                                                         (7) DD Form 2564, Annual Report -
  Subj: DEPARTMENT OF THE NAVY                               Freedom of Information Act
        FREEDOM OF INFORMATION ACT                       (8) Instructions for Preparing
        (FOIA) PROGRAM                                       DD Form 2564
                                                         (9) Annual FOIA Report Worksheet
  Ref:  (a) 5 U.S.C. (S) 552 (1988),                    (10) DD Form 2086, Record of
            as amended by the Freedom of                     Freedom of Information Process-
            Information Reform Act of 1986                   ing Cost
        (b) DOD Directive 5400.7 of                     (11) DD Form 2086-1, Record of
            13 May 88 (NOTAL)                                Freedom of Information
        (c) DOD 5400.7-R of Oct 90 (NOTAL)                   Processing Cost for Technical Data
        (d) SECNAVINST 5730.5G. Procedures              (12) Sample FOIA Training Package
            for the Handling of Naval                        (FOIA Script and Slides)
            Legislative Affairs and                     (13) Excerpt from General Records
            Congressional Relations                          Schedule 14
        (e) SECNAVINST 5211.5C. Personal                (14) Addresses for DON Records and
            Privacy and Rights of Indivi-                    Locations for Public Inspection
            duals Regarding Records                     (15) FOIA Text
            Pertaining to Themselves
        (f) SECNAVINST 5740.26. Relations       1.  Purpose
            with the General Accounting
            Office                                  a. To implement Department of
        (g) SECNAVINST 5720.45. Indexing,       the Navy (DON) policies and procedures
            Public Inspection, and Federal      for DON personnel to follow on how
            Register Publication of             to comply with references (a), (b),
            Department of the Navy              and (c).
            Directives and Other Documents
            Affecting the Public (NOTAL)            b. To promote uniformity in the DON
        (h) SECNAVINST 5720.44A. Depart-        Freedom of Information Act (FOIA) Program.
            ment of the Navy Public
            Affairs Policy and Regulations          c. To provide guidance to members of the
        (i) OPNAVINST 5510.1H. Department       public on how and where to submit FOIA
            of the Navy Information and         requests and appeals within DON.
            Personnel Security Program
            Regulation                          This instruction has been completely revised and
        (j) ACP-121 (United States Supple-      should be read in its entirety.  Enclosure (1) is
            ment 1), Communication Instruc-     Table of Contents.
            tions
        (k) OPNAVINST 5239.1A.  Department      2.  Cancellation.  SECNAVINST 5720.42D.
            of the Navy Automatic Data
            Processing Security Program         3.  Applicability. This instruction applies
                                                throughout DON.  It governs disclosure of
  Encl: (1) Table of Contents                   agency records to "any person," which means
        (2) FOIA Exemption Guidelines           that any individual, to include foreign citizens,
        (3) FOIA Fee Guidelines                 partnerships, corporations, associations and

5 June 1991


foreign, state, or local governments, may use the       decisions to release/deny requests for the same
FOIA to obtain information.  The exception to           records to other requesters.
that policy is that it does not apply to Federal
agencies or to fugitives from justice.                      d.  Publication and Public Availability of
                                                        Special Classes of Records.  Reference (g)
   a.  Requests from State or Local                     provides that certain classes of DON regulatory,
Government Officials.  Requests from state or           rulemaking, and organizational records must be
local government officials for naval records are        published in the Federal Register for the
treated the same as any other requester.                guidance of the public and made available for
                                                        public inspection and copying.
   b.  Requests from Foreign Governments.
Requests from foreign governments for naval                 e.  Public Affairs Regulations.  This
records are treated the same as any other               instruction complements, not restricts, the
requester.  However, requests from foreign              conduct of DON public affairs, media relations,
governments that do not invoke the FOIA shall           community relations and internal relations
be referred to appropriate foreign disclosure           functions and practices under reference (h).
channels and the requester so notified.                 However, if reference (h) conflicts with any
                                                        provisions of this instruction, this instruction
   c.  Privileged Release to U.S. Government            controls.
Officials.  Subject to references (c) through (i),
naval records may be authenticated and released             f.  U.S. Navy Regulations. Release of a
to U.S. Government officials if they are request-       record to a member of the public under FOIA
ing them on behalf of Federal governmental              shall be deemed to have occurred in the
bodies, whether legislative, executive, admin-          discharge of official duties (Article 1120. U.S.
istrative, or judicial.  For example:                   Navy Regulations (1990)).  Process a request by
                                                        a member of the public under the instructions
        (1) To a Committee or Subcommittee of           outlined in Section 3 of Chapter 11, U.S. Navy
Congress, or to either House sitting as a whole.        Regulations.
(Note: Requests from Members of Congress who
are not seeking records on behalf of a Congres-             g.  Other Directives.  The following
sional Committee, Subcommittee, or either               directives, to the extent they do not conflict,
House sitting as a whole, but on behalf of their        supplement this instruction:
constituents, are treated the same as any other
requester).                                                     (1) Marine Corps Manual, paragraph
                                                        1015 (NOTAL); Marine Corps Order P5720.56,
        (2) To the Federal courts, whenever             Availability to the Public of Marine Corps
ordered by officers of the court as necessary for       Records (NOTAL); and for Headquarters, U.S.
the proper administration of justice;                   Marine Corps, HQO P5000.12. Chapter 10
                                                        (NOTAL) and HQO 5720.9 (NOTAL).
        (3) To other Federal agencies, both
executive and administrative, as determined by                  (2) Federal Personnel Manual.  Chapters
the head of a naval activity or designee.               293, 294, 297, 335, 339, and 713 (NOTAL) -
                                                        release of information from active and inactive
In those instances, naval activities shall mark the     civilian personnel records.
records as "Privileged" and "Exempt from Public
Disclosure."  Any special handling instructions                 (3) Manual of the Medical Department.
shall also be annotated on the records.  Because        U.S. Navy (NAVMED P-117), Chapters 23-70
such releases are not made under the provisions         through 23-79 (NOTAL) release of information
of the FOIA, they do not impact on future               from active and inactive medical records.

                                                                     5 June 1991

     (b) Routinely deployable units--Those units that normally deploy from homeport or permanent station on a periodic or rotating basis to meet operational requirements or participate in scheduled exercises. This includes routinely deployable ships, aviation squadrons, operational staffs, and all units of the Fleet Marine Force (FMF). Routinely deployable units do not include ships undergoing extensive yard work or whose primary mission is support of training, e.g., yard craft and auxiliary aircraft landing training ships.

     (c) Units engaged in sensitive operations. Those primarily involved in training for or conduct of covert, clandestine, or classified missions, including units primarily involved in collecting, handling, disposing, or storing of classified information and materials. This also includes units engaged in training or advising foreign personnel. Examples of units covered by this exemption are nuclear power training facilities. SEAL Teams, Security Group Commands, Weapons Stations, and Communication Stations.

   (3) Except as otherwise provided, lists containing names and duty addresses of DOD personnel, both military and civilian, who are assigned to units in the Continental United States (CONUS) and U.S. territories shall be released regardless of who has initiated the request.

   (4) Exceptions to this policy must be coordinated with CNO (OP-09B30) or CMC (MI-3) prior to responding to requests, including those from Members of Congress. The foregoing policy should be considered when weighing the releasability of the address or phone number of a specifically named individual.

10. For Official Use Only (FOUO). FOUO is a marking which is placed on documents to alert the holder that they contain information that may be withheld under exemptions (b)(2) through (b)(9) of the FOIA. Because FOUO is not a security classification, exemption (b)(1) does not apply.

    a. Prior FOUO Application. The prior application of FOUO is not a conclusive basis for withholding a record requested under FOIA. When such a record is requested, it shall be evaluated to determine whether FOIA exemptions apply in withholding all or portions of the record. Information which is reasonably segregable and does not fall under a FOIA exemption(s) must be released to the requester.

    b. Historical Papers. Records such as notes, working papers, and drafts retained as historical evidence of DON actions have no special status apart from FOIA exemptions.

    c. Time to Mark Records. The marking of records as the time of their creation provides notice of FOUO content and facilitates review when a record is requested under the FOIA. Records requested under FOIA that do not bear such markings, shall not be assumed to be releasable without examination for the presence of information that requires continued protection and qualifies as exempt from public release.

    d. Distribution Statement. Information in a technical document that requires a distribution statement under reference (i) shall bear that statement and may be marked FOUO, as appropriate.

    e. Location of Markings

       (1) An unclassified document that contains FOUO information shall have FOR OFFICIAL USE ONLY typed, stamped, or printed in capital letters centered at the bottom on the outside of the front cover (if any), on each page containing FOUO information, and on the outside of the back cover (if any).

       (2) An unclassified directive that contains FOUO information shall have FOR OFFICIAL USE ONLY typed, stamped, or printed in capital letters centered at the bottom on the outside of the front cover (if any), on each page of the directive top and bottom, and on the outside of the back cover (if any).

5 June 1991


     (3) Within a classified document, an individual page that contains both FOUO and classified information shall be marked at the top and bottom with the highest security classification of information appearing on the page.

     (4) Within a classified or unclassified document, an individual page that contains FOUO information, but does not contain classified information, shall have FOR OFFICIAL USE ONLY typed, stamped, or printed in capital letters centered at the top and bottom edge of the page.

     (5) Other records, such as photographs, films, cassette tapes, movies, or slides, shall be marked FOR OFFICIAL USE ONLY so that a recipient or viewer knows the status of the information.

     (6) Unclassified automatic data processing (ADP) media with FOUO information shall be marked as follows:

         (a) An unclassified deck of punched or aperture cards with FOUO information shall be marked as a single document with FOR OFFICIAL USE ONLY marked on the face of the first and last card, and on the top of the deck.

         (b) An unclassified magnetic tape, cassette, or disk pack that contains FOUO information shall have FOR OFFICIAL USE ONLY marked externally on a removable label. The resulting hard copy report or computer printout shall reflect the FOR OFFICIAL USE ONLY marking on the top and bottom of each page. It may be accomplished by using a programmable header or marking the hard copy manually.

     (7) FOUO material transmitted outside DON requires an expanded marking to explain the significance of the FOUO marking. This may be accomplished by typing or stamping the following statement on the record prior to transfer: "This document contains information EXEMPT FROM MANDATORY DISCLOSURE under the FOIA. Exemption(s)...apply(ies)."

  f. Release and Transmission Procedures. Until FOUO status is terminated, the following release and transmission instructions apply:

     (1) FOUO information may be disseminated within DON activities and between officials of the DON and contractors and grantees who conduct official business for the DON or DOD. Recipients shall be made aware of the status of such information, and transmission shall be by means that preclude unauthorized public disclosure. Transmittal documents shall call attention to the presence of FOUO attachments.

     (2) DON holders of FOUO information may convey such information to officials in other departments or agencies of the executive and judicial branches to fulfill a governmental function, subject to any limitations contained in the PA pertaining to disclosure of personal information from PA record systems. When transmitting these records, ensure they are marked FOR OFFICIAL USE ONLY, and the recipient is advised the information has been exempt from public disclosure under FOIA and that special handling instructions do or do not apply. For purposes of disclosing records, DOD is the "agency."

     (3) Records released to Congress or the GAO should be reviewed to see if the information warrants FOUO status. If not, prior FOUO markings shall be removed. If the withholding criteria are met, the records shall be marked FOUO and the recipient provided an explanation for such exemption and marking. Alternatively, the recipient may be requested, without marking the record, to protect it against public disclosure for reasons that are explained.

     (4) Each part of electronically transmitted messages containing FOUO information shall be marked appropriately. Unclassified messages containing FOUO information shall contain the abbreviation "FOUO" before the

                                                                     5 June 1991

beginning of the text. Such messages shall be transmitted per communications security procedures in reference (j) for FOUO information.

     g. Transporting FOUO Information. Records which contain FOUO information shall be transported in a manner that precludes disclosure of contents. If not commingled with classified information, FOUO information may be sent via first-class mail or parcel post. Bulky shipments that otherwise qualify under postal regulations may be sent fourth-class mail.

     h. Safeguarding FOUO Information

        (1) During normal working hours, records determined to be FOUO shall be placed in an out-of-sight location if the work area is accessible to non-governmental personnel.

        (2) At the close of business. FOUO records shall be stored to preclude unauthorized access. Filing such material with other unclassified records in unlocked files, desks, or similar containers is adequate when U.S. Government or government contractor internal building security is provided during non-duty hours. When internal security control is not exercised, locked buildings or rooms normally provide adequate after-hours protection. If such protection is not considered adequate, FOUO material shall be stored in locked receptacles, such as file cabinets, desks, or bookcases. FOUO records that are subject to the provisions of the PA (reference (e)) shall meet the safeguards for that group of records as outlined in the PA systems notice.

        (3) Guidance for safeguarding media marked FOUO and processed by an ADP system, activity, or network is addressed in reference (k).

     i. Termination. The originator or other competent authority, such as an IDA or appellate authority, will terminate FOUO markings or status when the information no longer requires protection from public disclosure. When FOUO status is terminated, all known holders shall be notified as practical. Upon notification, holders shall remove the FOUO markings. Records in file or storage need not be retrieved solely for that purpose.

     j. Disposal

        (1) Non-record copies of FOUO material (including hard copy reports and computer printouts) may be destroyed by tearing each copy into pieces to preclude reconstructing, and disposed in regular trash containers. When local circumstances or experiences indicates that this destruction method is insufficient, local authorities may direct other methods while considering the additional expense balanced against the Sensitivity of FOUO information in the records. FOUO information on unclassified magnetic storage media shall be disposed of by overwriting the media one time with any one character. Storage areas within an automated data processing system (internal memory, buffers, registers, and similar storage areas) may be cleared by using hardware clear switch, a power-on reset cycle, or a program designated to overwrite the storage area.

        (2) Record copies of FOUO documents shall be disposed of following the disposal standards under the Records Disposal Manual for the particular kind of record.

     k. Unauthorized Disclosure. The unauthorized disclosure of FOUO records does not constitute an unauthorized disclosure of DON information classified for security purposes. However, appropriate administrative or disciplinary action shall be taken against those responsible. Unauthorized disclosure of FOUO information that is protected by the PA may result in civil and criminal sanctions against responsible person(s). The naval activity that originated the FOUO information shall be informed of its unauthorized disclosure.

5 June 1991

11. FOIA Appeals/Judicial Actions

    a. How to File an Appeal. The following guidelines should be followed by individuals wishing to appeal a denial of information, a request for waiver/reduction of fees, or a "no record" response:

       (1) The appeal must be received by the cognizant appellate authority (i.e., Navy JAG (NJAG) or the General Counsel (OGC)) within 60 days of the date of the response.

       (2) The appeal letter must be in writing and requesters should provide a copy of the IDA's response when filing a written appeal to the Navy's appellate authorities (OGC or NJAG, depending on subject matter), regarding an IDA's decision that a record is exempt in whole or in part or because a naval activity denied a request for a waiver/reduction of fees. The requester should include a copy of the denial letter and provide supporting rationale on why the appeal should be granted. The requester may appeal a "no records" response if he/she believes an adequate search of files was not conducted.

    b. Time of Receipt. The time limits for responding to a FOIA appeal commence when the appeal reaches the office of the appellate authority having jurisdiction over the record. Misdirected appeals should be referred expeditiously to the proper appellate authority.

    c. Appellate Authorities.

       (1) Responsibility and Authority: NJAG and OGC are authorized to adjudicate appeals made to SECNAV on denials of requests for copies of DON records or portions thereof, or refusals to waive or reduce fees on matters within their respective areas of cognizance. That includes the authority to release or withhold records, or portions thereof, waive or reduce fees, and to act as required by SECNAV for appeals under reference (a) and this instruction. NJAG and OGC are further authorized to delegate this authority to a designated Assistant NJAG and the Principal Deputy OGC, respectively, under such terms and conditions as they may deem appropriate.

       (2) Respective areas of cognizance. As delineated in SECNAV Instructions 5430.25D and 5430.27A (NOTAL) the respective areas of cognizance of NJAG and OGC for providing legal services for the DON are:

           (a) NJAG: In addition to military law, all matters except those falling under the cognizance of OGC.

           (b) OGC: Business and commercial law aspects of:

               1. Acquisition, custody, management, transportation, taxation, and disposition of real and personal property and the procurement of services, including the fiscal, budgetary, and accounting aspects thereof; excepting, however, tort claims and admiralty claims arising independently of contracts, and matters relating to the naval petroleum reserves;

               2. Operations of the Military Sealift Command, excepting tort and admiralty claims arising independently of contracts;

               3. Office of the comptroller of the Navy;

               4. Naval Computer and Telecommunications Command;

               5. Patents, inventions, trademarks, copyrights, royalty payments, and similar matters;

               6. Procurement of foreign military sales, co-production and cooperative research and development and related agreements. NATO standardization agreements, and matters relating to the Arms Exports Control Act.

               7. DON litigation before the Armed Services Board of Contract Appeals; and,

[Seal appears here]       DEPARTMENT OF THE NAVY
                        NAVAL SEA SYSTEMS COMMAND
                       WASHINGTON, D.C. 20342-5101
                                                              NAVSEAINST 5500.3A
                                                              OPR 0711
                                                              2 March 1988

NAVSEA INSTRUCTION 5500.3A

From: Commander, Naval Sea Systems Command

Subj: CONTROL OF ACCESS TO VESSELS BY NON-U.S. CITIZENS

Ref:  (a) Title 50 U.S.C. Section 797 (1982)
      (b) DODDIR 5200.8
      (c) SECNAVINST 5511.36
      (d) NAVSEAINST 5400.1C
      (e) NAVSEAINST C5511.32A
      (f) OPNAVINST 5510.1G
      (g) OPNAVINST 5510.48J
      (h) DOD 5220.22-M

Encl: (1) Access to Vessels by Non-U.S. Citizens Clause
      (2) Access to Vessels by Non-U.S. Citizens (ACP Certification)

1. Purpose. To revise NAVSEA policy, guidelines, and procedures regarding the control of access to vessels by non-U.S. citizen contractor employees. This is a major revision to the current instruction.

2. Cancellation. This instruction cancels NAVSEAINST 5500.3 of 22 Oct 1985.

3. Discussion

   a. References (a), (b), (c) and (d) provide authority for NAVSEA to issue regulations restricting access to vessels and sites at which vessels are being constructed, converted, repaired, or overhauled. These regulations are necessary to protect the vessels and sites against destruction, loss, or injury by accident or enemy action, sabotage, or other subversive actions.

   b. Access to Navy vessels under construction, conversion, repair, or overhaul and to their work sites by non-U.S. citizen contractor employees must be accurately monitored and positively controlled as circumstances warrant. In order to do this effectively without unduly disrupting or encumbering current practices regarding employment of non-U.S. citizens by private industry, contractors who choose to employ non-U.S. citizens on contracts involving the construction, conversion, repair, or overhaul of naval vessels will be required to develop an Access Control Plan (ACP) which must include the minimum conditions and controls as set forth in enclosure (1).

NAVSEAINST 5500.3A
2 March 1988

4. Applicability

   a. This instruction applies to all vessels of the Navy under construction, conversion, repair, or overhaul and all associated work being performed under the cognizance of NAVSEA or its field activities within the continental United States and Hawaii. The term vessel includes every description of water craft or other artificial contrivance used, or capable of being used, as a means of transportation on water.

   b. Pursuant to Executive Order 12344 of 1 February 1982 as made permanent by
Section 1634 of Public Law 98-525, 19 October 1984, the Director, Navy Nuclear Propulsion Program, who also acts as the Deputy Commander for Nuclear Propulsion Program, who also acts as the Deputy Commander for Nuclear Propulsion (NAVSEA
08), is responsible for all matters pertaining to Navy Nuclear Propulsion. Accordingly, the control of access to the propulsion plant spaces of naval nuclear powered vessels or to any Naval Nuclear Propulsion Information, classified or unclassified is governed by references (e), (f), and (g) and is not subject to the provisions of this instruction.

   c. This instruction does not waive the requirements of reference (g), Chapter 2, Part 2, Paragraph 20210 concerning foreign visitors.

5. Policy

   a. Control over the access to naval vessels under construction, conversion, repair, or overhaul by contractor employees not known to be U.S. citizens will be maintained by NAVSEA pursuant to conditions and controls required by enclosure (1) which will be included in each contract and agreement.

   b. No person not known to be a U.S. citizen shall be allowed to go on board vessels of the Navy under construction, conversion, repair, or overhaul except on the authority of COMNAVSEA or his designated field representative assigned supervision of the construction, conversion, repair, or overhaul of the vessel.

   c. No person not known to be a U.S. citizen shall be allowed at the construction, conversion, repair, or overhaul sites and areas adjacent thereto as specifically designated, including but not limited to shops within naval or commercial shipyards, repair facilities, docks, ways, drydocks, or piers, except on authority of COMNAVSEA, or his designated field representative assigned supervision of the construction, conversion, repair, or overhaul.

   d. No person not known to be a U.S. citizen shall be eligible for access as provided by paragraphs b and c of this section, except upon a finding by COMNAVSEA, or his designated field representative that such access should be permitted in the best interest of the United States. Such a finding may be made in the

                                                              NAVSEAINST 5500.3A
                                                              2 March 1988

case of non-U.S. citizen contractor employees from friendly countries when the contractor employing these non-U.S. citizens on Navy ship work contracts has an approved ACP that meets, as a minimum, the requirements of enclosure (1). Notwithstanding the existence of an approved ACP, an individual determination must be made by COMNAVSEA or designated Headquarters representative, on the desirability of allowing access of non-U.S. citizens of hostile and/or communist-controlled countries to U.S. Navy vessels. Specific data required for these individuals are delineated in enclosure (1). A list of hostile and/or communist-controlled countries is set forth in reference (h).

    e. COMNAVSEA maintains authority for Controlled Industrial Area, nuclear work areas, or any other area where Navy Nuclear Propulsion Information or work is ongoing. NAVSEA 08 review and approval of Access Control Plans are required for foreign access into these areas.

    f. A contractor's compliance with an approved ACP will be monitored and verified on a periodic basis by the cognizant Contract Administration Office
(CAO). Noncompliance serves to cancel the authorization previously granted, and the contractor would then be precluded from the continued use of non-U.S. citizens on that contract until such time as compliance with an approved ACP is demonstrated. Continued use of non-U.S. citizen contractor employees without an approved ACP or when a previous authorization has been cancelled, is considered a violation of security regulations.

    g. When it is in the best interest of the United States, the previous authorization for access of non-U.S. citizen contractor employees may be cancelled by COMNAVSEA.

6.  Procedure

    a. The requirements of this instruction shall be invoked via the clause in enclosure (1) which shall be included in all Navy contracts, agreements, and job orders involving construction, conversion, repair and overhaul of Navy vessels under construction, conversion, repair, or overhaul and all work associated therewith which is being performed under the cognizance of NAVSEA or its field activities and within the continental United States and Hawaii.

    b. A specific ACP is valid only for the contract or agreement for which it is approved. An ACP which is approved for a Master Ship Repair Agreement (MSRA), an Agreement for Boat Repair (ABR), or a Basic Ordering Agreement (BOA) is valid and applicable to all job orders awarded under the respective agreement.

NAVSEAINST 5500.3A
2 March 1988

7. Effective Date. The provisions of this instruction are applicable to all contracts and job orders as described herein which are solicited after 15 March 1988. Existing contracts should be modified using the clause in enclosure (1), at the earliest practical time during the period of performance.

8. Action

   a. COMNAVSEA

      (1) COMNAVSEA, or Headquarters designee will have final authority to approve access by non-U.S. citizens of hostile and/or communist-controlled countries. NAVSEA Access Control Plan Committee will provide initial recommendation based on information forwarded by Contract Administration Offices.

   b. NAVSEA Contracts Directorate

      (1) The NAVSEA Contracts Directorate will include the clause in enclosure
(1) invoking the requirements of this instruction in all Headquarters solicitations for the construction, conversion, repair, or overhaul of naval vessels as applicable under paragraph 4 of this instruction. Enclosure (2) will also be included in all applicable Headquarters solicitation packages.

   c. NAVSEA Program Managers

      (1) The NAVSEA Program Manager's Data Manager will list the ACP as a Contract Data Requirements List (CDRL) item.

   d. NAVSEA Security Manager

      (1) The NAVSEA Security Manager will establish and maintain guidelines indicating the criteria for an acceptable ACP.

   e. NAVSEA SUPSHIP Management Group

      (1) The NAVSEA SUPSHIP Management Group will serve as point of contact for ACP matters.

   f. NAVSEA Access Control Plan Committee

      (1) The NAVSEA Access Control Plan (ACP) Committee, composed of representatives of the NAVSEA Security Manager and NAVSEA SUPSHIP Management Group, will provide initial determination of desirability of access to U.S. navy vessels by non-U.S. citizens of hostile and/or communist-controlled countries. Other issues concerning ACPs will also be addressed within this group, with input from other NAVSEA Codes, as appropriate.

                                                              NAVSEAINST 5500.3A
                                                              2 March 1988

    g. Contract Administration Office (CAO)

       (1) The cognizant CAO will include the clause in enclosure (1) and the provision in enclosure (2) in all locally issued ship work or job order solicitations. The CAO will include the clause in enclosure (1) and list the ACP as a CDRL item in all locally issued ship work or job order contracts.

       (2) The cognizant CAO will review all ACPs for adequacy and compliance with the requirements of enclosure (1), following guidelines promulgated by the NAVSEA Security Manager. The CAO will also advise the contractor of the adequacy of its ACP and, where satisfactory, will approve that ACP. That approval constitutes authorization to employ non-U.S. citizens of friendly countries on Navy ship work contracts subject to the policies of paragraph 5.

       (3) The cognizant CAO will forward all information concerning access of non-U.S. citizens of hostile and/or communist-controlled countries to the NAVSEA point of contact. Approval/disapproval of ACP will not be delayed for individual access determinations, but CAO must notify the contractor that employees that fall in above category must be denied access until approval is received from COMNAVSEA or headquarters designee.

       (4) The cognizant CAO will develop a procedure to monitor and verify contractor's compliance with its ACP and advise the NAVSEA SUPSHIP Management Group of noncompliance or violations.

       (5) The cognizant CAO will maintain on file all data necessary to monitor and verify contractors' compliance with the requirements of enclosure (1). For each contractor, the file must include a copy of its approved ACP and data reflecting number, nationality and positions held by non-U.S. citizen employees of friendly countries. Additional data will be maintained on non-U.S. citizens of hostile/communist-controlled countries approved for access to U.S. Navy vessels. Such additional data will include name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to the U.S., number of years employed by contractor, position, and any stated intent concerning citizenship.

       (6) The cognizant CAO is responsible to NAVSEA for the oversight of contractor performance to ensure the contractor's compliance with the provisions of its approved ACP.

    h. Contractor

       (1) Where non-U.S. citizen contractor employees are used for the accomplishment of ship work under a specific agreement or contract, an ACP which meets the requirements of enclosure (1)

NAVSEAINST 5500.3A
2 March 1988

must be developed by the contractor and submitted to the cognizant CAO for approval in accordance with the clause set forth in enclosure (1). Enclosure (2) will be used to show intent of the contractor concerning use of non-U.S. citizen employees, as well as approval ACP or action to develop ACP.

     (2) When non-U.S. citizen contractor employees are citizens of hostile and/or communist-controlled countries, the contractor is required to submit additional data including name, place of birth, citizenship (if different from place of birth) date of entry to U.S., extenuating circumstances (if any) concerning immigration to the U.S., number of years employed by contractor, position, and any stated intent concerning U.S. citizenship.

     (3) Prime contractors have full responsibility for the proper administration of the approved ACP for all work performed under the associated contract or agreement regardless of the location of the vessel and must ensure compliance by all subcontractors, technical representatives and other persons granted access to the vessel, adjacent area and work site.

                                                  /s/ H.L. YOUNG
                                                  ---------------
                                                      H.L. Young
                                                      Vice Commander

DISTRIBUTION:
See next page

NAVSEAINST 5500.3A
2 March 1988

Distribution:
SNDL    C84     COMNAVSEASYSCOM Share Based Detachments
        FKP     Share Activities Under the command of COMNAVSEASYSCOM
Copy to:
SNDL    21A     Fleet Commanders in Chief
        24A     Naval Air Force Commanders
        24D     Surface Force Commanders
        24E     COMINEWARCOM
        24F     COMNAVLOGPAC
        A3      CNO
        B2A     DLA
        C4L     DNL
        E3B     LAB ONR
        FKQ6B   NAVCOASTSYSCEN
        FKQ6C   NAVOCEANSYSCEN
        FKQ6E   DTNSRDC
        FKQ6F   NAVSWC
        FKQ6G   NUSC
        FKQ6H   NAVWPNCEN
        FKA1A   COMNAVAIRSYSCOM
        FKA1B   COMSPAWARSYSCOM
        FKA1C   COMNAVFACENGCOM
        FKA1F   COMNAVSUPSYSCOM (SUP 02, 03,09)
        FKA8F2  NAVPRO
        FKM13   SPCC
        FKM15   ASO
        FKM22   NAVPUBFORMCEN (300)
        FT88    EDOSCOL

Naval Publications & Printing Service Office, NDW
SEA 09B11 (5)
SEA 09B38 (100)
SEA 0711 (50)

Stocked:
Commanding Officer
Naval Publication and Forms Center
5801 Tabor Avenue
Philadelphia, PA 19120-5099

                                                              NAVSEAINST 5500.3A
                                                              2 March 1988

                 ACCESS TO VESSELS BY NON-U.S. CITIZENS CLAUSE

(a) No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by NAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The contractor shall establish procedures to comply with the requirements of this clause and the NAVSEAINST 5500.3A in effect on the date of this contract or agreement.

(b) If the contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) to this clause, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the contractor shall submit to the cognizant Contract Administration Office (CAO), an Access control Plan (ACP) which shall contain as a minimum, the following information:

     (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the contractor's facilities and when performing work aboard ship.

          (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

          (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

          (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten, and no longer required badges, must be established.

          (iv) A badge or pass check must be performed at all points of entry to the contractor's facilities or by a site supervisor for work performed on vessels outside of the contractor's plant.

     (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

     (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update as non-U.S. citizen employee data changes, and pass to cognizant CAO.

     (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the contractor's ACP.

                                                                   Enclosure (1)

NAVSEAINST 5500.3A
2 March 1988

     (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

(c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Manual, DOD 5220.22M or available from cognizant CAO) contractor shall include in ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA will make individual determinations of desirability of access for above group. Approval of ACPs for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist-controlled countries. But until COMNAVSEA approval is received, contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

(d) An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

(e) The contractor shall fully comply with approved ACPs. Noncompliance by the contractor or subcontractor serves to cancel any authorization previously granted, in which case the contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been cancelled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated for default.

(f) Prime contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement regardless of the location of the vessel and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

(g) In the event the contractor does not intend to employ non-U.S. citizens in the performance of work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

(h) The same restriction as in paragraph (g) above applies to other non-U.S. citizens who have access to the contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facilities, etc.).

Enclosure (1)                          2

                                                              NAVSEAINST 5500.3A
                                                              2 March 1988

          Access To Vessels by Non-U.S. Citizens (ACP Certification)

        (a) The bidder or offeror, in the performance of any contract and/or job order resulting from this solicitation ________ intends, ______ does not intend (check applicable line) to employ non-U.S. citizens in the performance of work that requires access to naval vessels, work sites and adjacent areas when such vessels are under construction, conversion, overhaul or repair.

        (b) If the bidder or offeror, "intends" in paragraph (a) above, the bidder shall insert in the spaces provided below, the required information:

        (c) Whether or not the bidder or offeror intends to employ non-U.S. citizens, the actual access of non-U.S. citizens to naval vessels is subject to the requirements of the clause entitled, "ACCESS TO VESSELS BY NON-U.S. CITIZENS".

                           ACCESS CONTROL PLAN (ACP)

                Approved ACP No._______________________

                If no approved ACP, indicate below, actions taken or anticipated relative to ACP submission to applicable Contract Administration Office
                (See NAVSEA Instruction 5500.3)



                                                                   Enclosure (2)

                                                                N00024-97-C-2202




                               ATTACHMENT J-0039




                      GOVERNMENT PRODUCTION AND RESEARCH
                     PROPERTY AUTHORIZED FOR USE ON A RENT
                          FREE NON-INTERFERENCE BASIS

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC TEST EQUIPMENT
MISCELLANEOUS ITEMS                                     MD-E7H903XXX010
N00024-85-C-2144                    1
TEST EQUIPMENT                                          NA                              N00024-85-C-2144                    1
DISPLAY UNIT                                            202                             N00024-85-C-2144                    1
MONITOR                                                 NA                              N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     UAV004                          N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     UAE0003                         N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     TBY0008                         N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     TBY0010                         N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     TBY0011                         N00024-85-C-2144                    1
MULTIPLEXER                                             UAH0009                         N00024-85-C-2144                    1
MULTIPLEXER                                             UAH0005                         N00024-85-C-2144                    1
MULTIPLEXER                                             UAH0006                         N00024-85-C-2144                    1
MULTIPLEXER                                             UAH0005                         N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     TBY0009                         N00024-85-C-2144                    1
MISCELLANEOUS ITEMS                                     TBY0006                         N00024-85-C-2144                    1
TEST EQUIPMENT                                          NA                              N00024-87-C-2257                    1
CENTRAL PROCESSING UNIT                                 P90004536                       N00024-87-C-2257                    1
CENTRAL PROCESSING UNIT                                 P90004543                       N00024-87-C-2257                    1
ATTENUATOR 300DB                                        BIRD 8329-300                   N00024-93-C-2800                    1
ATTENUATOR FIXED 10DB                                   799T-10                         N00024-93-C-2800                    1
ATTENUATOR FIXED 10DB                                   799T-10                         N00024-93-C-2800                    1
ATTENUATOR FIXED 3DB                                    HEWP 8491A-003                  N00024-93-C-2800                    1
ATTENUATOR FIXED 3DB                                    HEWP 8491A-003                  N00024-93-C-2800                    1
ATTENUATOR PAD 20DB                                     MOD A00201                      N00024-93-C-2800                    1
ATTENUATOR SET                                          HEWP/11582A                     N00024-93-C-2800                    1
ATTENUATOR STEP                                         AF117-A-69-34                   N00024-93-C-2800                    1
CABLE 5F 1428/U 25'                                     RCA F242VV3000A2                N00024-93-C-2800                    1
CRYSTAL DETECTOR                                        HEWP/423A                       N00024-93-C-2800                    1
JVDC PROBE (1000X)                                      HVP-250                         N00024-93-C-2800                    1
METER POWER ALLOY                                       HP 435B                         N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER MOD A00201                                   FLUK/8020B                      N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
RF SIG GEN 1026-01 GAGATRONICS 72"                                                      N00024-93-C-2800                    1
SIMPLEX TESTER                                          125A                            N00024-93-C-2800                    1
SIMPLEX TESTER                                          125A                            N00024-93-C-2800                    1
SIGNAL DATA REC/REP SET                                 131-5050-1B                     N00024-93-C-2800                    1
CABLE TESTER                                            2037-1000                       N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUKE 8060A                     N00024-93-C-2800                    1
B-2500 ELECTRICAL TOOL TESTER                                                           N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 8000A                                                          N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 8000A                                                          N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 8000A/BU                                                       N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 87                                                             N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 87                                                             N00024-93-C-2800                    1
DIGITAL MULTIMETER FLUKE 87                                                             N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUKE 8600A                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
RECORDER ERROR                                          2860047                         N00024-93-C-2800                    1
RF SIG GEN 1026-01 GIGATRONICS 18"&                                                     N00024-93-C-2800                    1
RIM-B MEGOHMETER MFGR:PPM INC                                                           N00024-93-C-2800                    1
RIM-B MEGOHMETER MFGR:PPM INC                                                           N00024-93-C-2800                    1
RADIO UHF                                               ARC-59                          N00024-93-C-2800                    1
MTTU JUMPER CABLES                                      5A460C207                       N00024-93-C-2800                    1
HANDSET BATH RADIO STATION                              503-168-001                     N00024-93-C-2800                    1
HANDSET PTLD RADIO STATION                              503-168-011                     N00024-93-C-2800                    1
ADAPTER 2041 FOR 17 XTF                                 2041                            N00024-93-C-2800                    1
ADAPTER 2041 FOR 17 XTF                                 2041                            N00024-93-C-2800                    1
ADAPTER W/G 90 DEG (E)                                  AIRTRON 124837-                 N00024-93-C-2800                    1
ADAPTER W/G 90 DEG (H)                                  AIRTRON 124840-                 N00024-93-C-2800                    1
ADAPTER W/G STRAIGHT                                    AIRTRON 122848-                 N00024-93-C-2800                    1
ADAPTER W/G TO COAXIAL                                  NARDA 614                       N00024-93-C-2800                    1
ADAPTER W/G TO COAXIAL                                  NARDA 614                       N00024-93-C-2800                    1
ADAPTER WG COAXIAL                                      2261A                           N00024-93-C-2800                    1
ALIGNMENT CONTROL PANE                                  USN PT 542                      N00024-93-C-2800                    1
AMPLIFIER POWER                                         KHOHN HITE 7500                 N00024-93-C-2800                    1
AMPLIFIER TWTA                                          HUGHES 8010H03R                 N00024-93-C-2800                    1
ANALYZER CRT COLOR                                      MINOLTA CA-100                  N00024-93-C-2800                    1
ANALYZER CRT COLOR                                      MINOLTA CA-100                  N00024-93-C-2800                    1
ANALYZER LOGIC                                          TEKTRONIX 1241                  N00024-93-C-2800                    1
ANALYZER NETWORK                                        HP-8410C                        N00024-93-C-2800                    1
ANALYZER SPECTRUM                                       TEKT/492A                       N00024-93-C-2800                    1
ANALYZER WAVE                                           3581A                           N00024-93-C-2800                    1
ASSEMBLY TEST PANEL SCC-DCC                             RAYTHEON 106599                 N00024-93-C-2800                    1
ATTENUATOR                                              MIDWEST 3551                    N00024-93-C-2800                    1
ATTENUATOR                                              MIDWEST 3551                    N00024-93-C-2800                    1
ATTENUATOR                                              874-GAL                         N00024-93-C-2800                    1
ATTENUATOR FIXED                                        HP 8491B                        N00024-93-C-2800                    1
ATTENUATOR PRECISION STEP Q                             WEINSCHEL 64A                   N00024-93-C-2800                    1
ATTENUATOR SET                                          HP-11582A                       N00024-93-C-2800                    1
ATTENUATOR SET                                          MIDWEST 3551                    N00024-93-C-2800                    1
ATTENUATOR STEP                                         355D                            N00024-93-C-2800                    1
ATTENUATOR STEP                                         355C                            N00024-93-C-2800                    1
ATTENUATOR VARIABLE                                     NARDA 792FF                     N00024-93-C-2800                    1
ATTENUATOR VARIABLE                                     NARDA 792FF                     N00024-93-C-2800                    1
ATTENUATOR VARIABLE                                     WEINSCHEL 64A                   N00024-93-C-2800                    1
BAND PASS FILTER                                        VNOHN-HITE 3500                 N00024-93-C-2800                    1
CABLE COAX 50 GHM BNC (M)                               HEWP/10501A                     N00024-93-C-2800                    1
CABLE COAX 50 GHM BNC (M)                               HEWP/10501A                     N00024-93-C-2800                    1
CABLE COAX 50 GHM BNC (M)                               HEWP/10501A                     N00024-93-C-2800                    1
CABLE COAX 50 GHM BNC (M)                               HEWP/10501A                     N00024-93-C-2800                    1
CABLE DUPLEX 200 FT                                     HEWP/11679B                     N00024-93-C-2800                    1
CABLE POWER METER 25 FT                                 HP-11730C                       N00024-93-C-2800                    1
CABLE POWER METER 25 FT                                 HP-11730C                       N00024-93-C-2800                    1
CABLE SF 1428/U 20 FT                                   RCA/F242VV2400A                 N00024-93-C-2800                    1
CABLE SF 1428/U 25' RCA                                 F242-VV-3000A2                  N00024-93-C-2800                    1
CALIBRATION KIT                                         HP 85054D                       N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
CAPACITOR ANALYZER                                      SENCORE LC-102                  N00024-93-C-2800                    1
COAXIAL DIRECTIONAL BRIDGE                              HEWP/8721A/008                  N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
COAXIAL TERMINATION                                     908A                            N00024-93-C-2800                    1
CONVERTER FREQUENCY                                     HP-8411A                        N00024-93-C-2800                    1
COUNTER TIME INTERVAL                                   DANA/1996 OPTIO                 N00024-93-C-2800                    1
COUPLER 10DB                                            NARD 4203-10                    N00024-93-C-2800                    1
COUPLER 16DB                                            NARD 4203-16                    N00024-93-C-2800                    1
COUPLER 6DB                                             NARD 4203-6                     N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     NARDA 4203-10                   N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     NARDA 4226-20                   N00024-93-C-2800                    1
CRYSTAL DETECTOR                                        HEWP/423A                       N00024-93-C-2800                    1
CURRENT MONITOR                                         G2854321                        N00024-93-C-2800                    1
DATA LINK EMULATOR                                                                      N00024-93-C-2800                    1
DC HI-POT                                               HIPO/HD125                      N00024-93-C-2800                    1
DECADE RESISTOR                                         RESIST-O-STAT-II                N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
DIFFEENTIAL VOLTMETER                                   FLUK/893A                       N00024-93-C-2800                    1
DIGITAL MULTIMETER                                      FLUK/8600A                      N00024-93-C-2800                    1
DIGITAL MULTIMETER                                      FLUK/8600A                      N00024-93-C-2800                    1
DIGITAL MULTIMETER                                      FLUK/8600A                      N00024-93-C-2800                    1
DIGITAL MULTIMETER                                      FLUK/8600A                      N00024-93-C-2800                    1
DIGITAL MULTIMETER                                      FLUK/8600A                      N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
DIGITAL MULTIMETER W/PROBES                             FLUK/8600A-01 4                 N00024-93-C-2800                    1
DIGITAL MULTIMETER W/PROBES                             FLUK/8000A                      N00024-93-C-2800                    1
DIGITAL O-SCOPE                                         MODEL 2430A                     N00024-93-C-2800                    1
DIRECTIONAL COUPLER                                     HEWP/778D                       N00024-93-C-2800                    1
DIRECTIONAL COUPLER                                     HEWP/778D                       N00024-93-C-2800                    1
DISPLAY PHASE MAGNITUDE                                 HP-8412B                        N00024-93-C-2800                    1
DUAL TIME BASE FOR 7904                                 TEKT/7B92A                      N00024-93-C-2800                    1
DUAL TRACE AMP FOR 7904                                 TEKT/7A26                       N00024-93-C-2800                    1
DYNAMIC SIGNAL GENERATOR                                HP35660A                        N00024-93-C-2800                    1
F/O DRIVER OPT SOURCE                                   9XT                             N00024-93-C-2800                    1
F/O DRIVER OPT SOURCE                                   9XT                             N00024-93-C-2800                    1
F/O LASER SOURCE CT1JL7                                 RIFOCS 263A                     N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-4                            N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST1                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST1                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST1                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST1                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  6877804-06-0003                 N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                                                  N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                                                  N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST4                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST4                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  ST-ST4                          N00024-93-C-2800                    1
F/O METER JUMPER CABLE                                  6877804-06-0004                 N00024-93-C-2800                    1
F/O MODULE LIGHT SOURCE                                 1700-1300-T                     N00024-93-C-2800                    1
F/O MODULE LIGHT SOURCE                                 1700-1300-T                     N00024-93-C-2800                    1
F/O POWER METER                                         17XTF/CT1JL5                    N00024-93-C-2800                    1
F/O POWER METER                                         R1FOCS 557B                     N00024-93-C-2800                    1
F/O POWER METER                                         17XTF/CT1JL5                    N00024-93-C-2800                    1
F/O TEST JUMPER CABLE                                   6877804-08-0004                 N00024-93-C-2800                    1
F/O TEST JUMPER CABLE                                   6877804-08-0002                 N00024-93-C-2800                    1
F/O TEST JUMPER CABLE                                   6877804-08-0002                 N00024-93-C-2800                    1
F/O TEST JUMPER CABLE                                   6877804-08-0003                 N00024-93-C-2800                    1
FIBERSCOPE INDUSTRIAL                                   OLYMPUS BF-3C3R                 N00024-93-C-2800                    1
FIXED COAXIAL ATTENUATOR                                20 DB                           N00024-93-C-2800                    1
FREQ SELECTIVE VOLTMETER                                SIERRA 303B
FREQUENCY COUNTER                                       HEWP/5340A-001                  N00024-93-C-2800                    1
FREQUENCY COUNTER                                       RACAL-DANA 1992                 N00024-93-C-2800                    1
FUSEHOLDER RF                                           HEWP/11509A                     N00024-93-C-2800                    1
GENERATOR DATA/TIME                                                                     N00024-93-C-2800                    1
GENERATOR DISTORTION                                    DIGITECH 2182-0                 N00024-93-C-2800                    1
GENERATOR PULSE 1HZ-50MHZ                               P00332057                       N00024-93-C-2800                    1
GENERATOR SIGNAL                                        H/P 8640BA-001                  N00024-93-C-2800                    1
GENERATOR SYN                                           3325A                           N00024-93-C-2800                    1
GENERATOR TRACKING                                      HEWP/8443A                      N00024-93-C-2800                    1
GENERATOR TRACKING                                      HEWP/8444A                      N00024-93-C-2800                    1
HEADSET                                                 TELEX PH-61                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
HEADSET                                                 TELEX PH62                      N00024-93-C-2800                    1
HEADSET                                                 TELEX PH62                      N00024-93-C-2800                    1
HIPOT TESTER                                            HIPOTRONICS 800PL               N00024-93-C-2800                    1
HORN S-BAND                                             NARDA 644                       N00024-93-C-2800                    1
HORN S-BAND                                             NARDA 644                       N00024-93-C-2800                    1
HV AC PROBE (1000X)                                     TEKT/P6015                      N00024-93-C-2800                    1
HV AC PROBE (1000X)                                     TEKT/P6015                      N00024-93-C-2800                    1
HV DC PROBE                                             HIPO/HVP 250                    N00024-93-C-2800                    1
HYGROMETER PROBE                                        700/9A, 700/9-1                 N00024-93-C-2800                    1
INSTR CAMERA 75MM 6 WATT                                HEWP/197B W/OPT                 N00024-93-C-2800                    1
INTERFACE BOX                                                                           N00024-93-C-2800                    1
ISOLATION TRANSFORMER                                   SPX-3031                        N00024-93-C-2800                    1
KEYBOARD                                                LA12-DB                         N00024-93-C-2800                    1
LATCH HANDTOOL KIT                                      AMP 768340-1                    N00024-93-C-2800                    1
LOAD DUMMY                                              BIRD 8892 W/BA-                 N00024-93-C-2800                    1
LOAD DUMMY                                              BIRD/8135/80A                   N00024-93-C-2800                    1
LOAD DUMMY                                              BIRD 8135/80A                   N00024-93-C-2800                    1
LOAD DUMMY (TERMINATION)                                TELO/TRM1-3.00                  N00024-93-C-2800                    1
LOAD DUMMY (TERMINATION)                                TELO/TRM1-2.00                  N00024-93-C-2800                    1
LOAD DUMMY (TERMINATION)                                TELO/TRM1-1.000                 N00024-93-C-2800                    1
LOAD DUMMY (TERMINATION)                                TELO/TRM1-1.000                 N00024-93-C-2800                    1
LOAD DUMMY HI-PWR W/G                                   ARRA 284-920                    N00024-93-C-2800                    1
LOAD DUMMY HI-PWR W/G                                   ARRA 284-920                    N00024-93-C-2800                    1
LOAD DUMMY HI-PWR W/G                                   ARRA 284-920                    N00024-93-C-2800                    1
LOAD DUMMY W/G                                          ARRA 284-920                    N00024-93-C-2800                    1
MEGGER                                                  BIDDLE 212159                   N00024-93-C-2800                    1
MEGGER 100-500 VOLT                                     AULINST 1602                    N00024-93-C-2800                    1
METER FM/AM MODULATION                                  MARCONI TF-2304                 N00024-93-C-2800                    1
METER PEAK POWER                                        WAVETEK 8501                    N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             BOONTON 4200-S/                 N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             BOONTON 4200-S/                 N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             HP-436A                         N00024-93-C-2800                    1
METER POWER                                             BOONTON 4200-S/                 N00024-93-C-2800                    1
METER POWER                                             HEWP/HP-435B                    N00024-93-C-2800                    1
METERO MILLIAMPT CLIP-ON                                HP-428B W/PROBE                 N00024-93-C-2800                    1
MICROSCOPE TEST BENCH                                   B1W                             N00024-93-C-2800                    1
MILLIOHMETER                                            BIDDLE 247800                   N00024-93-C-2800                    1
MILLIVOLTMETER RF                                       DANA/9302 OPT 3                 N00024-93-C-2800                    1
MILLIVOLTMETER RF                                       DANA/9302 OPT 3                 N00024-93-C-2800                    1
MIXER S-BAND                                            AMAC MDC-154                    N00024-93-C-2800                    1
MIXER S-BAND                                            ANZAC MDC-154                   N00024-93-C-2800                    1
MODULATOR RF                                            HEWP/11720A                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
MOUNT THERMISTOR                                        HEWP/8478B                      N00024-93-C-2800                    1
MOUNT THERMISTOR                                        HEWP/8481A                      N00024-93-C-2800                    1
MULTIMETER                                              FLUK/8020B                      N00024-93-C-2800                    1
MULTIMETER                                              FLUK/8020B                      N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER ANALOG                                       SIMP/260-6XLP                   N00024-93-C-2800                    1
MULTIMETER ANALOG                                       SIMP/260-6XLP                   N00024-93-C-2800                    1
MULTIMETER ANALOG                                       SIMP/260-6XLP                   N00024-93-C-2800                    1
MULTIMETER ANALOG                                       SIMP/260-6XLP                   N00024-93-C-2800                    1
MULTIMETER ANALOG                                       SIMP/260-6XLP                   N00024-93-C-2800                    1
MULTIMETER DC                                           FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER DC                                           FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      HP-3478A                        N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      HP-3478A                        N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUKE 77AN                      N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUKE 77AN                      N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUK/8800A-02                   N00024-93-C-2800                    1
MULTIMETER DIGITAL                                      FLUK/8800A-02                   N00024-93-C-2800                    1
MULTIMETER DIGITAL HV PROBE                             MODEL 641                       N00024-93-C-2800                    1
MULTIMETER DIGITAL HV PROBE                             MODEL 641                       N00024-93-C-2800                    1
MULTIMETER DIGITAL HV PROBE                             MODEL 641                       N00024-93-C-2800                    1
MULTIMETER DIGITAL HV PROBE                             MODEL 641                       N00024-93-C-2800                    1
NETWORK ANALYZER                                        5EK 3002 PRISM                  N00024-93-C-2800                    1
NITRO CHARGE KIT                                        MOORESTOWN                      N00024-93-C-2800                    1
OSCILLATOR AUDIO                                        HEWP/3312A                      N00024-93-C-2800                    1
OSCILLATOR SWEEP                                        HP-8622B                        N00024-93-C-2800                    1
OSCILLOSCOPE PLUG IN                                    7A26                            N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2246                  N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2430A                 N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2467B                 N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2467B                 N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKT/7904                       N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKT/AN/USM-244                 N00024-93-C-2800                    1
OSCILLOSCOPE                                                                            N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2246                  N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2246                  N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2467B                 N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX 2246                  N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEK 2246                        N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEK 213                         N00024-93-C-2800                    1
OSCILLOSCOPE 150 MHZ                                    TEKTRONIX 2245                  N00024-93-C-2800                    1
OSCILLOSCOPE 150 MHZ                                    TEKTRONIX 2245                  N00024-93-C-2800                    1
OSCILLOSCOPE 150 MHZ                                    TEKTRONIX 2245                  N00024-93-C-2800                    1
OSCILLOSCOPE 400 MHZ                                    TEK 2467B                       N00024-93-C-2800                    1
OSCILLOSCOPE CAMERA                                     C30BP                           N00024-93-C-2800                    1
OSCILLOSCOPE CAMERA                                     C30BP                           N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
PC ANZUS SYSTEM                                         HP 600 450                      N00024-93-C-2800                    1
PHASE ROTATION IND                                      WEIM/4600                       N00024-93-C-2800                    1
PHASE ROTATION IND                                      WEIM/4600                       N00024-93-C-2800                    1
PHASE SEQUENCE METER                                    ETCON PS-720                    N00024-93-C-2800                    1
PHASE SEQUENCE METER 60 HZ                              ETCON PS-720                    N00024-93-C-2800                    1
PHASE SHIFTER                                           MERRIMAR PS-5-6                 N00024-93-C-2800                    1
PHASE SHIFTER                                           MERRIMAR PS-5-6                 N00024-93-C-2800                    1
PHONE SOUND POWERED                                     DYNALEC                         N00024-93-C-2800                    1
PHONE SOUND POWERED                                     DYNALEC                         N00024-93-C-2800                    1
PHONE SOUND POWERED                                     DYNALEC                         N00024-93-C-2800                    1
PHONE SOUND POWERED                                     DYNALEC                         N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               H/P 8552B                       N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               H/P 8552B                       N00024-93-C-2800                    1
PLUG IN SWEEP OSC                                       H/P 86290C                      N00024-93-C-2800                    1
PLUG-IN AMP FOR 7904                                    TEKT/7A19                       N00024-93-C-2800                    1
PLUG-IN SWEEP OSCILLATOR                                HP-86222B                       N00024-93-C-2800                    1
PORTABLE DATA INTERROGATOR                              MOORESTOWN                      N00024-93-C-2800                    1
POWER METER                                             HEWP/432B                       N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8481A                        N00024-93-C-2800                    1
POWER SENSOR                                            HP-8484A                        N00024-93-C-2800                    1
POWER SENSOR CABLE                                      HP 11730P                       N00024-93-C-2800                    1
POWER SENSOR CABLE                                      HP-11730P                       N00024-93-C-2800                    1
POWER SPLITTER                                          HEWP 11667A                     N00024-93-C-2800                    1
POWER SUPPLY DC                                         HEWP 6234A                      N00024-93-C-2800                    1
POWER SUPPLY DC                                         HEWP 6234A                      N00024-93-C-2800                    1
POWER SUPPLY DC                                         HEWP 6234A                      N00024-93-C-2800                    1
POWER SUPPLY DC                                         HEWP 6234A                      N00024-93-C-2800                    1
POWER SUPPLY DC                                         HEWP 6234A                      N00024-93-C-2800                    1
POWER SUPPLY DC                                         6266B                           N00024-93-C-2800                    1
PROBE                                                   P6015                           N00024-93-C-2800                    1
PROBE 100X                                              AV-5344                         N00024-93-C-2800                    1
PROBE 100X                                              TEK P6009                       N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      FLUKE 80K-40                    N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      FLUKE 80K-40                    N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      FLUKE 80K-40                    N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      CP/HVP 250                      N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      CB/HVP 250                      N00024-93-C-2800                    1
PROBE RF                                                FLUK/85RF-1                     N00024-93-C-2800                    1
PROBE RF                                                FLUK/85RF-1                     N00024-93-C-2800                    1
PROBE VOLTAGE 10X2M                                     TEKT/010-6106-0                 N00024-93-C-2800                    1
PULSE GENERATOR (DATA PULSE)                            SYSTRON DONNER                  N00024-93-C-2800                    1
PURGE KIT                                                                               N00024-93-C-2800                    1
QUADRATURE TEST SET                                     W60003                          N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
QUADRATURE TEST SET RAYTHEON                            W89022                          N00024-93-C-2800                    1
RADIATION HAZARD MONITOR                                NARDA 8616                      N00024-93-C-2800                    1
RAVE OPT SYSTEM                                         RAVE SN 0111                    N00024-93-C-2800                    1
RAVE OPT SYSTEM                                         RAVE SN 0110                    N00024-93-C-2800                    1
RECORDER XY                                             HP-7046B                        N00024-93-C-2800                    1
RECORDER XY                                             HP-8405A                        N00024-93-C-2800                    1
S BAND HORN                                             NARD/644                        N00024-93-C-2800                    1
SABLE SF 1428/25' RCA                                   F242-VV-3000A2                  N00024-93-C-2800                    1
SENSOR POWER                                            HEWP/8481A                      N00024-93-C-2800                    1
SENSOR POWER                                            HP-8484A                        N00024-93-C-2800                    1
SENSOR POWER                                            HP-8484A                        N00024-93-C-2800                    1
SENSOR POWER                                            HP-8482A                        N00024-93-C-2800                    1
SENSOR POWER                                            HP-8484A                        N00024-93-C-2800                    1
SENSOR POWER                                            HEWP/8481A                      N00024-93-C-2800                    1
SENSOR POWER                                            HP-8482A                        N00024-93-C-2800                    1
SENSOR, POWER                                           HP-8481A                        N00024-93-C-2800                    1
SENSOR, POWER                                           HP-8484A W/1170                 N00024-93-C-2800                    1
SENSOR, POWER                                           HP-8484A W/1170                 N00024-93-C-2800                    1
SHELF MAINT EQUIPMENT                                   RAYTHEON 928262                 N00024-93-C-2800                    1
SHIFTER PHASE COAXIAL                                   NARDA 3752                      N00024-93-C-2800                    1
SIGNAL GENERATOR                                        WAVETEK 3006                    N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SOUND POWERED PHONES                                    OS INSTRUMENT C                 N00024-93-C-2800                    1
SPECTRUM ANALYZER                                       HEWP/141T                       N00024-93-C-2800                    1
SPECTRUM ANALYZER                                       HEWP/141T                       N00024-93-C-2800                    1
SPECTRUM ANALYZER                                       HEWP/141T                       N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG IN                               HEWP/8555A                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG IN                               HEWP/8555A                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG-IN                               HEWP/8556A                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG-IN                               HEWP/8554B                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG-IN                               HEWP/8553B                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG-IN                               HEWP/8553B                      N00024-93-C-2800                    1
SPECTRUM ANALYZER PLUG-IN                               HEWP/8552B                      N00024-93-C-2800                    1
STORAGE OSCILLOSCOPE                                    TEKT/466                        N00024-93-C-2800                    1
STORAGE OSCOPE W/MEMORY                                 NIC 2090-IIIB                   N00024-93-C-2800                    1
STROBOTAC                                               GENRAD 1531                     N00024-93-C-2800                    1
SUPPLY COLD LIGHT                                       OLYMPUS 1LK5                    N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
SWITCHER                                                HUNTRON 410                     N00024-93-C-2800                    1
SYNCHRO TESTER 400 HZ                                   FORWAY MODEL MK                 N00024-93-C-2800                    1
SYNCHRO TESTER 400 HZ                                   FORWAY MODEL MK                 N00024-93-C-2800                    1
TAPE RECORDER                                           HEWP/3964A W/4E                 N00024-93-C-2800                    1
TERMINATION 50 OHM                                      50T-006-3:5:1                   N00024-93-C-2800                    1
TERMINATION 50 OHM                                      50T-006-3:5:1                   N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP 909A-013                   N00024-93-C-2800                    1
TERMINATION 50 OHM                                      50T-006-3:1                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      50T-006-3:1                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP 909A-013                   N00024-93-C-2800                    1
TERMINATION COAXIAL                                     HP 909A                         N00024-93-C-2800                    1
TERMINATION COAXIAL                                     HP 909A                         N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP/908A                       N00024-93-C-2800                    1
TERMINATION 50 OHM                                      NARD/370BNF                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP/908A                       N00024-93-C-2800                    1
TERMINATION 50 OHM                                      NARD/370BNF                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      NARD/370BNF                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      NARD/370BNF                     N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP/908A                       N00024-93-C-2800                    1
TERMINATION 50 OHM                                      HEWP/908A                       N00024-93-C-2800                    1
TEST PANEL ASSY                                         RAYTHEON 106599                 N00024-93-C-2800                    1
TEST PORT RETURN CABLES                                 HP 85132E/F                     N00024-93-C-2800                    1
TEST SET RADIATION HAZARD                               NARDA 70039                     N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     FLUK/2165A                      N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     FLUKE 52                        N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     FLUKE 52                        N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     FLUKE 52                        N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     FLUKE 52                        N00024-93-C-2800                    1
TRACKER                                                 HUNTRON 2000A                   N00024-93-C-2800                    1
TRUE RMS DIGITAL MULTIMETER                             DATA PRECISION                  N00024-93-C-2800                    1
TRUE RMS VOLTMETER                                      BALL/323-20 MOD                 N00024-93-C-2800                    1
TV TRACKER                                              CT0JZ3 SN7                      N00024-93-C-2800                    1
TV TRACKER                                              CTOJZ3 SN8                      N00024-93-C-2800                    1
VISICORDER 18 CHAN                                      HONEYWELL 1858-                 N00024-93-C-2800                    1
VOLTMETER                                               HEWP/400GL                      N00024-93-C-2800                    1
VOLTMETER DIFFERENTIAL                                  FLUKE 893A                      N00024-93-C-2800                    1
VOLTMETER PHASE ANGLE                                   NORTH ATLANTIC                  N00024-93-C-2800                    1
VOLTMETER TRUE RMS                                      FLUKE 8920A                     N00024-93-C-2800                    1
VOLTMETER TRUE RMS                                      FLUKE 8920A                     N00024-93-C-2800                    1
WATTMETER 4410A                                         BIRD 440A                       N00024-93-C-2800                    1
WATTMETER TERMLINE                                      BIRD 6156                       N00024-93-C-2800                    1
XY RECORDER                                             WX2400                          N00024-93-C-2800                    1
XY RECORDER                                             GRAPHTEC 4000                   N00024-93-C-2800                    1
AC VOLTMETER                                            MODEL 3056A                     N00024-93-C-2800                    1
AMP METER                                               YEW MODEL 2013-                 N00024-93-C-2800                    1
ANEMOMETER TESTER                                       623081-1                        N00024-93-C-2800                    1
CART OSCILLOSCOPE                                       TEKTRONIX K212                  N00024-93-C-2800                    1
CART OSCILLOSCOPE                                       TEKTRONIX K213                  N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
CHART RECORDER                                          BRUSH 220                       N00024-93-C-2800                    1
COAX TERMUNATION                                        HP 909A                         N00024-93-C-2800                    1
DC POWER SUPPLY                                         MODEL 6267B                     N00024-93-C-2800                    1
DIRECTIONAL W/G COUPLER                                 HP-H-752C                       N00024-93-C-2800                    1
DISTORTION ANALYZER                                     MODEL 334A                      N00024-93-C-2800                    1
DUAL DC POWER SUPPLY                                    MODEL 6205C                     N00024-93-C-2800                    1
EXTENDER BOARD                                          8006-8185-1                     N00024-93-C-2800                    1
EXTENDER BOARD                                          8006-8185-1                     N00024-93-C-2800                    1
FREQUENCY COUNTER                                       MODEL 5383A                     N00024-93-C-2800                    1
FUNCTION GENERATOR                                      MODEL 3314A                     N00024-93-C-2800                    1
MULTIMETER                                              MODEL 8010A                     N00024-93-C-2800                    1
MULTIMETER                                              MODEL 8050A                     N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 2215A                     N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 7603                      N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 2445A                     N00024-93-C-2800                    1
PLUG-IN DUAL TRACE AMPLIFIER                            MODEL 7A-18A                    N00024-93-C-2800                    1
PLUG-IN SINGLE TRACE AMPLIFIER                          MODEL 7A15A                     N00024-93-C-2800                    1
PLUG-IN TIME BASE                                       MODEL7B-53A                     N00024-93-C-2800                    1
PRECISION ADAPTER SET                                   8801K                           N00024-93-C-2800                    1
PULSE GENERATOR                                         MODEL 8011A                     N00024-93-C-2800                    1
RMS VOLTMETER                                           MODEL 3400A                     N00024-93-C-2800                    1
SOUND LEVEL METER                                       MODEL 2230                      N00024-93-C-2800                    1
SWITCHER UNIT                                           MODEL HSR410                    N00024-93-C-2800                    1
TRACKER                                                 MODEL 2000                      N00024-93-C-2800                    1
TRACKER                                                 MODEL 2000                      N00024-93-C-2800                    1
TRACKER                                                 MODEL 2000                      N00024-93-C-2800                    1
VARIABLE W/G ATTENUATOR                                 HP-H-382A                       N00024-93-C-2800                    1
VHF ATTENUATOR                                          MODEL 355D                      N00024-93-C-2800                    1
VHF ATTENUATOR                                          MODEL 355C                      N00024-93-C-2800                    1
VOLTMETER                                               SIMPSON 260                     N00024-93-C-2800                    1
WG ADAPTER                                              HP-H-281A                       N00024-93-C-2800                    1
WG ADAPTER                                              HP-HX292B                       N00024-93-C-2800                    1
WG COAXIAL ADAPTER                                      HP-H-281A                       N00024-93-C-2800                    1
WG COAXIAL PREC ADAPTER                                 HP-X-281C                       N00024-93-C-2800                    1
WG COAXIAL PREC ADAPTER                                 HP-X-281C                       N00024-93-C-2800                    1
XTAL DETECTOR                                           HP 84708                        N00024-93-C-2800                    1
XTAL DETECTOR                                           HP 84708                        N00024-93-C-2800                    1
ANALYZER NETWORK 121                                    MODEL 182T                      N00024-93-C-2800                    1
ANALYZER SPECTRUM                                       HP-8559A                        N00024-93-C-2800                    1
ATTENUATOR STEP                                         MODEL AF-117A-6                 N00024-93-C-2800                    1
COUNTER ELECTRONIC                                      MODEL ECL 548A                  N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     MODEL 4203-6                    N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     MODEL 3222-16                   N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     4203-10                         N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     4203-10                         N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     MODEL 4203-10                   N00024-93-C-2800                    1
DETECTOR                                                MODEL 11664A                    N00024-93-C-2800                    1
DETECTOR                                                MODEL 11664A                    N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
DETECTOR                                                MODEL 11664A                    N00024-93-C-2800                    1
MILLAMETER ANALOG                                       MODEL HP-428A                   N00024-93-C-2800                    1
MODULATOR #141                                          MODEL 11665B                    N00024-93-C-2800                    1
PLUG IN                                                 MODEL 86222A                    N00024-93-C-2800                    1
PLUG IN RF                                              MODEL 8755B                     N00024-93-C-2800                    1
POWER SUPPLY 33DC                                       MODEL 6214A                     N00024-93-C-2800                    1
RECORDER LAB YX                                         MODEL 7045A                     N00024-93-C-2800                    1
RELECTRORMETER BRIDGE                                   MODEL HP 11666A                 N00024-93-C-2800                    1
SPLITTER POWER                                          MODEL 11667A                    N00024-93-C-2800                    1
SWEEPER MAINFRAME                                       MODEL 86202                     N00024-93-C-2800                    1
SWEEPER MAINFRAME                                       MODEL 8620C                     N00024-93-C-2800                    1
SWEEPER PLUG IN                                         MODEL 86290A                    N00024-93-C-2800                    1
SWEEPER PLUG IN                                         MODEL 86290C                    N00024-93-C-2800                    1
ATTENUATOR STEP                                         NARDA 705B-99                   N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                     NARDA 3222-16                   N00024-93-C-2800                    1
GENERATOR PULSE                                         HP-8111A                        N00024-93-C-2800                    1
MAIN FRAME SPECTRUM ANALYZER                            HP-141-T                        N00024-93-C-2800                    1
MAIN FRAME SWEEP OSCILLATOR                             HP 8620C                        N00024-93-C-2800                    1
OSCILLOSCOPE                                            TEKTRONIX MODEL                 N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               HP-8552B                        N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               HP-8555A                        N00024-93-C-2800                    1
PLUG IN SWEEP OSCILLATOR                                HP-8622B                        N00024-93-C-2800                    1
TERMINATION 50 OHM                                      NARDA 370 BNM                   N00024-93-C-2800                    1
CABLE SF 1428/U 25' RCA                                                                 N00024-93-C-2800                    1
CABLE SF 1428/U 25' RCA                                                                 N00024-93-C-2800                    1
AC VOLTMETER                                            HP-3400A                        N00024-93-C-2800                    1
ACCELEROMETER                                           788206                          N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           762748                          N00024-93-C-2800                    1
ACCELEROMETER                                           3785                            N00024-93-C-2800                    1
ACCELEROMETER                                           3783                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           2932                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           3788                            N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           T-305S                          N00024-93-C-2800                    1
ACCELEROMETER                                           T-4371                          N00024-93-C-2800                    1
ACCELEROMETER                                           2177                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           PCB 307A                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4371                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4371                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4371                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4371                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4384                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4384                   N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           PCB 307A                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K TYPE 4384                   N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           V/G LOW                         N00024-93-C-2800                    1
ACCELEROMETER                                           4370                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4384                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER                                           4384                            N00024-93-C-2800                    1
ACCELEROMETER                                           B&K 4371                        N00024-93-C-2800                    1
ACCELEROMETER CALIBRATOR                                B&K 4294                        N00024-93-C-2800                    1
ACCELEROMETER CALIBRATOR                                B&K 4291                        N00024-93-C-2800                    1
ACCELEROMETER CALIBRATOR                                4294                            N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
AMPLIFIER CARD                                          216A-01-A-01-04                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216a-01-a-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
AMPLIFIER CARD                                          216A-01-A-01-03                 N00024-93-C-2800                    1
ANALYZER                                                TEKTRONIX 2630                  N00024-93-C-2800                    1
B&K POWER AMP                                           2706                            N00024-93-C-2800                    1
CHARGE AMP                                              2635                            N00024-93-C-2800                    1
DEGAUSSER TAPE AUTOMATIC                                TD-2903-4B                      N00024-93-C-2800                    1
DUAL DC POWER SUPPLY                                    6205C                           N00024-93-C-2800                    1
EXTENDER BOARD                                          X2A 100 PIN                     N00024-93-C-2800                    1
EXTENDER BOARD                                          X1A 80 PIN                      N00024-93-C-2800                    1
FORCE TRANSDUCER                                        MODEL #205A                     N00024-93-C-2800                    1
FORCE TRANSDUCER                                        MODEL #1061V1                   N00024-93-C-2800                    1
FOURNIER ANALYZER                                       TEKTRONIX 2630                  N00024-93-C-2800                    1
FUNCTION GENERATOR W/POWER CORD                         HP-3310A                        N00024-93-C-2800                    1
FUNCTION GENERATOR W/POWER CORD                         HP-3310A                        N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE AMP                                          2644                            N00024-93-C-2800                    1
LINE DRIVE PREAMPLIFIER                                 B&K 2644                        N00024-93-C-2800                    1
LINE DRIVE PREAMPLIFIER                                 B&K 2644                        N00024-93-C-2800                    1
LINE DRIVE PREAMPLIFIER                                 B&K 2644                        N00024-93-C-2800                    1
LINE DRIVE PREAMPLIFIER                                 B&K 2644                        N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
LINE DRIVE SUPPLY                                       B&K 5910                        N00024-93-C-2800                    1
LINE DRIVE SUPPLY                                       B&K 5910                        N00024-93-C-2800                    1
MAIN FRAME SIG CONDITIONER                              216A-01-0113-                   N00024-93-C-2800                    1
O'SCOPE MONITOR                                         1200B(R)                        N00024-93-C-2800                    1
O'SCOPE MONITOR                                         1200B(R)                        N00024-93-C-2800                    1
O'SCOPE MONITOR                                         1200B(R)                        N00024-93-C-2800                    1
O'SCOPE W/2EA PROBE LINE                                2235                            N00024-93-C-2800                    1
O'SCOPE W/2EA PROBE LINE CORD                           2215                            N00024-93-C-2800                    1
OSCILLOSCOPE MONITOR                                    1200B                           N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20                       N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20                       N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PRE-AMPLIFIER                                           600-SE-20/40                    N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            23201-28                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            23201-24                        N00024-93-C-2800                    1
PREAMPLIFIER                                            23201-27                        N00024-93-C-2800                    1
PREAMPLIFIER                                            23201-17                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600A-00-20                      N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600-SE-20                       N00024-93-C-2800                    1
PREAMPLIFIER                                            600SE-20                        N00024-93-C-2800                    1
PRECISION FILTER                                        216A-01-R-0-18-                 N00024-93-C-2800                    1
PRECISION FILTER                                        216A                            N00024-93-C-2800                    1
PRECISION FILTER                                        216A-01-R-0-18-                 N00024-93-C-2800                    1
PROCESSOR MULTI CHANNEL SIG.                            60884                           N00024-93-C-2800                    1
PROGRAMMED SCANNER                                      TI5003                          N00024-93-C-2800                    1
RECORDER                                                HONEYWELL 101                   N00024-93-C-2800                    1
RECORDER                                                101                             N00024-93-C-2800                    1
RECORDER                                                HONEYWELL 101                   N00024-93-C-2800                    1
RMS VOLTMETER                                           HP-3400A                        N00024-93-C-2800                    1
SOUND POWERED HEADSET                                   H-5030                          N00024-93-C-2800                    1
SOUND POWERED HEADSET                                   J5090                           N00024-93-C-2800                    1
SPECTRUM ANALYZER                                       HP-3561A                        N00024-93-C-2800                    1
SPECTRUM ANALYZER                                       HP-3561A                        N00024-93-C-2800                    1
TAPE RECORDER                                                                           N00024-93-C-2800                    1
TAPE RECORDER                                                                           N00024-93-C-2800                    1
TAPE RECORDER                                           B&K 7007A                       N00024-93-C-2800                    1
UNIVERSAL COUNTER                                       HP-5315B                        N00024-93-C-2800                    1
UNIVERSAL COUNTER                                       HP-5315B                        N00024-93-C-2800                    1
VIBRATION EXCITER                                       4809                            N00024-93-C-2800                    1
RADIATION HAZ TEST SET                                                                  N00024-93-C-2800                    1
355D VHF ATTENUATOR                                     DC-120DB                        N00024-93-C-2800                    1
ACCELEROMETER                                           MODEL 4371                      N00024-93-C-2800                    1
ACCELEROMETER                                           MODEL 4371                      N00024-93-C-2800                    1
ACCELEROMETER 10 V/G LOW G                              MODEL 8306S                     N00024-93-C-2800                    1
ADAPTER PLUG IN                                         MODEL 10590A                    N00024-93-C-2800                    1
ADAPTER PLUG IN                                         MODEL 10590A                    N00024-93-C-2800                    1
ADAPTER PLUG IN                                         MODEL 10590A                    N00024-93-C-2800                    1
ADAPTER PLUG IN                                         MODEL 10590A                    N00024-93-C-2800                    1
ADAPTER W/G                                             NARDA 615                       N00024-93-C-2800                    1
ADAPTER WAVEGUIDE                                       MODEL UG-1358/U                 N00024-93-C-2800                    1
ADAPTER WAVEGUIDE                                       MODEL UG-1358/U                 N00024-93-C-2800                    1
AMPLIFIER                                               MODEL 8447F                     N00024-93-C-2800                    1
AMPLIFIER                                               MODEL 7A19                      N00024-93-C-2800                    1
AMPLIFIER DUAL TRACE                                    MODEL 7A26                      N00024-93-C-2800                    1
AMPLIFIER V DUAL CHANNEL                                MODEL 1801A                     N00024-93-C-2800                    1
AMPLIFIER V DUAL CHANNEL                                MODEL 1801A                     N00024-93-C-2800                    1
AMPLIFIER V DUAL CHANNEL                                MODEL 1801A                     N00024-93-C-2800                    1
ANALYZER SPECTRUM                                       MODEL HP 8569A                  N00024-93-C-2800                    1
ANALYZER WAVE                                           MODEL 3581A/C                   N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
ANGLE POSITION IND                                      8810                            N00024-93-C-2800                    1
ATTENUATOR                                              8323                            N00024-93-C-2800                    1
ATTENUATOR POWER                                        8323                            N00024-93-C-2800                    1
ATTENUATOR                                              MODEL 4M-30                     N00024-93-C-2800                    1
ATTENUATOR                                              20DB                            N00024-93-C-2800                    1
ATTENUATOR                                              MODEL 4M-10                     N00024-93-C-2800                    1
ATTENUATOR                                              MODEL 4M-20                     N00024-93-C-2800                    1
ATTENUATOR                                              MODEL 4M-6                      N00024-93-C-2800                    1
ATTENUATOR                                                                              N00024-93-C-2800                    1
ATTENUATOR                                                                              N00024-93-C-2800                    1
ATTENUATOR                                              MODEL 4M-2                      N00024-93-C-2800                    1
ATTENUATOR COAXIAL STEP                                 MODEL 8495A                     N00024-93-C-2800                    1
ATTENUATOR COAXIAL STEP                                 MODEL 8494A                     N00024-93-C-2800                    1
ATTENUATOR COAXIAL STEP                                 MODEL 8495A                     N00024-93-C-2800                    1
ATTENUATOR COAXIAL STEP                                 MODEL 8494A                     N00024-93-C-2800                    1
ATTENUATOR FIXED 10DB                                   MODEL WEINSCHEL                 N00024-93-C-2800                    1
ATTENUATOR FIXED 3DB                                    WEINSCHEL MODEL                 N00024-93-C-2800                    1
ATTENUATOR FIXED COAXIAL                                MODEL 8491A                     N00024-93-C-2800                    1
ATTENUATOR FIXED COAXIAL                                MODEL 8491A                     N00024-93-C-2800                    1
ATTENUATOR FIXED GDB                                                                    N00024-93-C-2800                    1
ATTENUATOR FIXED GDB                                                                    N00024-93-C-2800                    1
ATTENUATOR REFERENCE                                    MODEL HP-1170BA                 N00024-93-C-2800                    1
ATTENUATOR STEP                                         MODEL 3550                      N00024-93-C-2800                    1
ATTENUATOR STEP                                         MODEL 3550                      N00024-93-C-2800                    1
ATTENUATOR STEP                                         MODEL 355C                      N00024-93-C-2800                    1
ATTENUATOR STEP                                         MODEL 355C                      N00024-93-C-2800                    1
ATTENUATOR VARIABLE                                     MODEL 432D                      N00024-93-C-2800                    1
AUDIO OUTPUT METER                                      MODEL 1840                      N00024-93-C-2800                    1
BAND PASS                                                                               N00024-93-C-2800                    1
BRIDGE IMPENDANCE                                       MODEL 1650B                     N00024-93-C-2800                    1
CABLE EXTENDER 200 FT                                   MODEL 11679B                    N00024-93-C-2800                    1
CALIBRATOR                                              MODEL 11683A                    N00024-93-C-2800                    1
CALIBRATOR POWER METER                                  GEN MICRO #308                  N00024-93-C-2800                    1
CIRCUIT BKR TEST                                                                        N00024-93-C-2800                    1
CONVERTER FREQUENCY                                     MODEL 5354A                     N00024-93-C-2800                    1
CONVERTER FREQUENCY                                     MODEL 5354A                     N00024-93-C-2800                    1
CONVERTER FREQUENCY                                     MODEL 5354A                     N00024-93-C-2800                    1
COUNTER                                                 MODEL 5354A                     N00024-93-C-2800                    1
COUNTER                                                 MODEL 5354A                     N00024-93-C-2800                    1
COUNTER                                                 MODEL 5354A                     N00024-93-C-2800                    1
COUNTER                                                 MODEL 5354A                     N00024-93-C-2800                    1
COUNTER                                                 MODEL 5354A                     N00024-93-C-2800                    1
COUNTER (ENG SYM)                                       MODEL 5300B                     N00024-93-C-2800                    1
COUNTER ELECTRONIC                                      MODEL 5354A                     N00024-93-C-2800                    1
COUNTER FREQUENCY PLUG IN                                                               N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                                                     N00024-93-C-2800                    1
COUPLER DIRECTIONAL                                                                     N00024-93-C-2800                    1
COUPLER DIRECTIONAL DUAL                                MODEL 778D                      N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
COUPLER DIRECTIONAL DUAL                                NARDA 3022                      N00024-93-C-2800                    1
COUPLER MULTIHOLE                                       MODEL 752C                      N00024-93-C-2800                    1
DATA TRANSMISSION TEST SET                              404 TS-3643 AN                  N00024-93-C-2800                    1
DC OFFSET AMP                                           1803A                           N00024-93-C-2800                    1
DECADE RESISTANCE                                       1433-9704                       N00024-93-C-2800                    1
DECADE RESISTANCE                                       MODEL 1433Q                     N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        MODEL HP-423A                   N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        MODEL 423B                      N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        MODEL 423B                      N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        MODEL 423B                      N00024-93-C-2800                    1
DETECTORS                                               11664A                          N00024-93-C-2800                    1
DETECTORS                                               11664A                          N00024-93-C-2800                    1
DIGISTRIP III                                           MODEL DR-3G                     N00024-93-C-2800                    1
DIGITAL ANGLE POSITION                                                                  N00024-93-C-2800                    1
ELECTRIC DUMMY LOAD                                     2D37129-1                       N00024-93-C-2800                    1
EXTENDER BOARD                                          MODEL X1A                       N00024-93-C-2800                    1
EXTENDER BOARD                                          X2A                             N00024-93-C-2800                    1
EXTENDER BOARD KIT                                                                      N00024-93-C-2800                    1
FILTER BAND PASS                                        3202                            N00024-93-C-2800                    1
FILTER LOW PASS                                         MODEL 360B                      N00024-93-C-2800                    1
FILTER LOW PASS                                                                         N00024-93-C-2800                    1
FIXTURE CALIBRATION                                     MODEL 067-0587-                 N00024-93-C-2800                    1
FUSEHOLDER                                              MODEL HP-11509A                 N00024-93-C-2800                    1
GENERATOR AUDIO (TWO TONE)                              MODEL TTG-29                    N00024-93-C-2800                    1
GENERATOR DELAY & TIMEBASE                              MODEL 1821A                     N00024-93-C-2800                    1
GENERATOR DELAY & TIMEBASE                              MODEL 1821A                     N00024-93-C-2800                    1
GENERATOR DELAY & TIMEBASE                              MODEL 1821A                     N00024-93-C-2800                    1
GENERATOR FREQUENCY COMB                                MODEL 8406A                     N00024-93-C-2800                    1
GENERATOR FUNCTION                                      MODEL 3310A                     N00024-93-C-2800                    1
GENERATOR FUNCTION                                      MODEL 3310B                     N00024-93-C-2800                    1
GENERATOR PULSE                                         MODEL 214A                      N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 620B                      N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 620B                      N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8640B                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8640M                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8640M                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL TF 2015                   N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8640M                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 618C                      N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8614A                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL 8616A                     N00024-93-C-2800                    1
GENERATOR SIGNAL                                        MODEL HP 8640R                  N00024-93-C-2800                    1
GENERATOR SWEEP/SIGNAL                                  MODEL 2001                      N00024-93-C-2800                    1
GIGTRON                                                 1026                            N00024-93-C-2800                    1
HV PROBE                                                P-6013A                         N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157C                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157F                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157F                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
ISOLATOR                                                MODEL N157B                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157C                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157D                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157D                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157G                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157E                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157B                     N00024-93-C-2800                    1
ISOLATOR                                                MODEL N157G                     N00024-93-C-2800                    1
LOADM RF TRNSMITTING                                    MODEL 4150                      N00024-93-C-2800                    1
LOGIC ANALYZER                                          1650B                           N00024-93-C-2800                    1
LOGIC ANALYZER                                          1650B                           N00024-93-C-2800                    1
LOGIC ANALYZER                                          1650B                           N00024-93-C-2800                    1
LOGIC ANALYZER                                          1650B                           N00024-93-C-2800                    1
LOGIC ANALYZER                                          HP1650B                         N00024-93-C-2800                    1
LOGIC ANALYZER                                          1650B                           N00024-93-C-2800                    1
METER COAXIAL FREQUENCY                                 MODEL 537A                      N00024-93-C-2800                    1
METER FREQUENCY                                         MODEL 537A                      N00024-93-C-2800                    1
METER FREQUENCY                                         MODEL 536A                      N00024-93-C-2800                    1
METER MODULATION FM/AM                                  MODEL TF 2300B                  N00024-93-C-2800                    1
METER PEAK POWER                                        MODEL 1018B                     N00024-93-C-2800                    1
METER RFI                                               MODEL NM-25T                    N00024-93-C-2800                    1
METER SWR                                               MODEL 415E                      N00024-93-C-2800                    1
METER TRUE RMS                                          MODEL 323-20                    N00024-93-C-2800                    1
METER VIBRATION W/BP FILTER                             754732                          N00024-93-C-2800                    1
METER WATT (SOLAR BASIC)                                MODEL 1000A                     N00024-93-C-2800                    1
MILLOMETER PRECISION                                    MODEL 1699                      N00024-93-C-2800                    1
MODULATOR                                               HP-1165B                        N00024-93-C-2800                    1
MODULE (FREQ CRT) ENG                                   MODEL 5302A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
MULTIMETER                                              FLUKE 8060A                     N00024-93-C-2800                    1
NETWORK ANALYZER                                        W/6' FLEX CABLE                 N00024-93-C-2800                    1
O-SCOPE                                                 2432A                           N00024-93-C-2800                    1
O-SCOPE 100 MHZ                                         2235                            N00024-93-C-2800                    1
OSCILLATOR WIDERANGE                                    MODEL 200-CD                    N00024-93-C-2800                    1
OSCILLATOR WIDERANGE                                    MODEL 200-CD                    N00024-93-C-2800                    1
OSCILLATOR WIDERANGE                                    MODEL 200-CD                    N00024-93-C-2800                    1
OSCILLATOR WIDERANGE                                    MODEL 200-CD                    N00024-93-C-2800                    1
OSCILLATOR ENG                                          MODEL 209A                      N00024-93-C-2800                    1
OSCILLATOR ENG                                          MODEL 209A                      N00024-93-C-2800                    1
OSCILLATOR ENG                                          MODEL 209A                      N00024-93-C-2800                    1
OSCILLATOR ENG                                          MODEL 209A                      N00024-93-C-2800                    1
OSCILLATOR ENG                                          MODEL 209A                      N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 180C                      N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 180C                      N00024-93-C-2800                    1
OSCILLOSCOPE                                            MODEL 180C                      N00024-93-C-2800                    1
OSCILLOSCOPE W/O CRT READOUT                            MODEL 7904                      N00024-93-C-2800                    1
OSCILLOSCOPE 400 MHZ                                                                    N00024-93-C-2800                    1
PLUG IN OSCOPE                                          MODEL 7B92A                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
PLUG IN SPECTRUM ANALYZER                               MODEL 8555A                     N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               MODEL 8555A                     N00024-93-C-2800                    1
PLUG IN SPECTRUM ANALYZER                               MODEL 8556A                     N00024-93-C-2800                    1
POWER DIVIDER                                                                           N00024-93-C-2800                    1
POWER DIVIDER                                                                           N00024-93-C-2800                    1
POWER MEASURING SET                                     AN/VSM-177B                     N00024-93-C-2800                    1
POWER METER                                             435B                            N00024-93-C-2800                    1
POWER METER                                             035B                            N00024-93-C-2800                    1
POWER METER                                             MODEL HP431C                    N00024-93-C-2800                    1
POWER METER                                             MODEL 435A                      N00024-93-C-2800                    1
POWER SENSOR                                            8484A                           N00024-93-C-2800                    1
POWER SENSOR                                            MODEL 8481A                     N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL 6205B                     N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL ORD60-1.5                 N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL 18500B                    N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL 501ST                     N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL 501ST                     N00024-93-C-2800                    1
POWER SUPPLY                                            MODEL 501ST                     N00024-93-C-2800                    1
PROBE                                                   P6015                           N00024-93-C-2800                    1
PROBE HIGH VOLTAGE                                      MODEL 010-0172-                 N00024-93-C-2800                    1
RADIO LINK SIMULATOR                                    TS-3924/URM                     N00024-93-C-2800                    1
RADIO UHF/VHF                                           P0458L003                       N00024-93-C-2800                    1
RECEIVER VHF                                            250-TSO                         N00024-93-C-2800                    1
RECORDER                                                MODEL 15-6327-5                 N00024-93-C-2800                    1
RECORDER CALIFONE CASS                                  3536                            N00024-93-C-2800                    1
RECORDER CALIFONE CASS                                  3536                            N00024-93-C-2800                    1
RECORDER PORTABLE GRAPHIC LEVEL                         MODEL 2306                      N00024-93-C-2800                    1
RED CABLE (COAX)                                        13322                           N00024-93-C-2800                    1
RESISTOR BOX DECADE                                     MODEL 1433T                     N00024-93-C-2800                    1
RESISTOR BOX DECADE                                     MODEL 1433T                     N00024-93-C-2800                    1
RESISTOR BOX DECADE                                     MODEL 1433T                     N00024-93-C-2800                    1
RF SIGNAL GENERATOR                                     6060A/AN                        N00024-93-C-2800                    1
SAMPLER RF                                              4275-020                        N00024-93-C-2800                    1
SAMPLER RF                                              4275-020                        N00024-93-C-2800                    1
SECTION DISPLAY                                         MODEL 141T                      N00024-93-C-2800                    1
SECTION 1F                                              MODEL 8552B                     N00024-93-C-2800                    1
SECTION RF                                              MODEL 8553B                     N00024-93-C-2800                    1
SIMULATOR SYNCHRO RESOLVER                              MODEL 530-S741                  N00024-93-C-2800                    1
SIMULATOR THERMOCOUPLE                                  1100                            N00024-93-C-2800                    1
STANDARD GAIN HORN                                      645                             N00024-93-C-2800                    1
SUPPLY POWER                                            MODEL 5015T                     N00024-93-C-2800                    1
SUPPLY POWER                                            MODEL 6216A                     N00024-93-C-2800                    1
SUPPLY POWER                                            MODEL 6216A                     N00024-93-C-2800                    1
SUPPLY POWER                                            MODEL 6434B                     N00024-93-C-2800                    1
SUPPLY POWER                                            MODEL 6434B                     N00024-93-C-2800                    1
SUPPLY, POWER                                           MODEL 5015T                     N00024-93-C-2800                    1
TERMINAL END (FIXED WAVEGUIDE)                                                          N00024-93-C-2800                    1
TEST SET DATA TRANSMISSION                              TS-3643/UGM                     N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
TEST SET TELETYPE                                       100609                          N00024-93-C-2800                    1
TEST SET TRANSPONDER                                    AN/APM-424                      N00024-93-C-2800                    1
TESTER SYNCHRO                                          1998308                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1998308                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1998308                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1998308                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
TESTER SYNCHRO                                          1838221                         N00024-93-C-2800                    1
THERMISTER MOUNT                                        MODEL 8478B                     N00024-93-C-2800                    1
TIME INTERVAL PLUG-IN                                   MODEL 5262A                     N00024-93-C-2800                    1
TRANSITION WAVEGUIDE TO COAX                            21431122VSWR                    N00024-93-C-2800                    1
ULTRAVIOLET TEST                                        43808-2                         N00024-93-C-2800                    1
VARIAC                                                  MODEL W5MT3/VM                  N00024-93-C-2800                    1
VISICORDER                                              HONEYWELL 185B                  N00024-93-C-2800                    1
VOLTAGE SIM EM LOG                                                                      N00024-93-C-2800                    1
VOLTMETER                                               MODEL 410C                      N00024-93-C-2800                    1
VOLTMETER                                               MODEL 410C                      N00024-93-C-2800                    1
VOLTMETER AD                                            MODEL 400F                      N00024-93-C-2800                    1
VOLTMETER DIFFERENTIAL                                  MODEL 893A                      N00024-93-C-2800                    1
VOLTMETER DIFFERENTIAL                                  MODEL 893A                      N00024-93-C-2800                    1
VOLTMETER DIFFERENTIAL                                  MODEL 893A                      N00024-93-C-2800                    1
VOLTMETER DIFFERENTIAL                                  MODEL 893A                      N00024-93-C-2800                    1
VOLTMETER DIGITAL                                       FLUKE 8000-015                  N00024-93-C-2800                    1
VOLTMETER DIGITAL                                       FLUKE 8000-015                  N00024-93-C-2800                    1
VOLTMETER DIGITAL                                       FLUKE 8000-015                  N00024-93-C-2800                    1
VOLTMETER PHASE ANGLE                                   MODEL 321A-S282                 N00024-93-C-2800                    1
WATTMETER                                               MODEL 1000                      N00024-93-C-2800                    1
WATTMETER                                               MODEL 1000                      N00024-93-C-2800                    1
WATTMETER DIGITAL TYPE 250411                           MODEL 2504                      N00024-93-C-2800                    1
WAVEGUIDE ADAPTER                                                                       N00024-93-C-2800                    1
WAVEGUIDE ADAPTER                                                                       N00024-93-C-2800                    1
XTAL DETECTOR                                           HP 84708                        N00024-93-C-2800                    1
DETECTOR CRYSTAL                                        HP-8472B                        N00024-93-C-2800                    1
VHF ANTENNA                                             4378-7                          N00024-93-C-2800                    1
VHF ANTENNA                                             4378-7                          N00024-93-C-2800                    1
AC CURRENT PROBE                                        TEKTRONIX P-602                 N00024-93-C-2800                    1
ATTENUATOR POWER                                        8323                            N00024-93-C-2800                    1
ATTENUATOR POWER                                        8323                            N00024-93-C-2800                    1
METER MULTIVOLT RF                                      BOONTON 92B-S5                  N00024-93-C-2800                    1
METER WATT (SOLAR BASIC)                                MODEL 1000A                     N00024-93-C-2800                    1
POWER ANALYST                                           BIRD 4381                       N00024-93-C-2800                    1
SET DISTORTION MEASURING                                MODEL 339A                      N00024-93-C-2800                    1
SIMULATOR RADIO LINK                                                                    N00024-93-C-2800                    1
SURFACE PLATE                                                                           N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
SURFACE PLATE                                                                           N00024-93-C-2800                    1
TESTER SYNCHRO                                          1998308                         N00024-93-C-2800                    1
THERMOMETER DIGITAL                                     OMEGA 727F                      N00024-93-C-2800                    1
VOLTMETER AD                                            MODEL 400F                      N00024-93-C-2800                    1
VOLTMETER AD                                            MODEL 400F                      N00024-93-C-2800                    1
VOLTMETER MILLI RF                                      MODEL 92B-85                    N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
OTHER GOVERNMENT PRODUCTION AND RESEARCH PROPERTY
TABLE                                                   NA                              N00024-85-C-2144                    1
SHIPBOARD SYSTEM D RACK                                 345                             N00024-93-C-2800                    1
SHIPBOARD SYSTEM D RACK                                 344                             N00024-93-C-2800                    1
SHIPBOARD SYSTEM D RACK                                 343                             N00024-93-C-2800                    1
PRINTER                                                 JPB122341                       N00024-93-C-2800                    1
MONITOR                                                 415256-76                       N00024-93-C-2800                    1
MONITOR                                                 415256-77                       N00024-93-C-2144                    1
MISCELLANEOUS ITEMS                                     209941                          N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     209652                          N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     9309317                         N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     9403264                         N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     93009319                        N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     9309326                         N00024-93-C-2144                    1
MISCELLANEOUS ITEMS                                     9309316                         N00024-93-C-2800                    1
MISCELLANEOUS ITEMS                                     9309318                         N00024-93-C-2800                    1
PRINTER                                                 136                             N00024-85-C-2800                    1
MONITOR                                                 TA135D1722                      N00024-87-C-2257                    1
TABLE                                                   NA                              N00024-87-C-2257                    1
MONITOR                                                 TA131C5716                      N00024-87-C-2257                    1
TABLE                                                   NA                              N00024-87-C-2257                    1
MK 6 MOD 1 TELESCOPIC ALIDADE                                                           N00024-93-C-2800                    1
BORESIGHT                                               WDG 5339654                     N00024-93-C-2800                    1
ALIGNMENT TOOL                                          RAYTHEON                        N00024-93-C-2800                    1
ALIGNMENT TOOL                                          RAYTHEON                        N00024-93-C-2800                    1
ALIGNMENT TOOL                                          RAYTHEON                        N00024-93-C-2800                    1
ALIGNMENT TOOL                                          RAYTHEON                        N00024-93-C-2800                    1
ALIGNMENT TOOL                                          RAYTHEON                        N00024-93-C-2800                    1
CLINOMETER                                              CIWS 23-2054                    N00024-93-C-2800                    1
CLINOMETER                                              CIWS 23-2254                    N00024-93-C-2800                    1
DEPTH MICROMETER                                        STARRETT 445B7-9RL              N00024-93-C-2800                    1
PRINTER HIGH SPEED                                      B6005                           N00024-93-C-2800                    1
PRINTER THINK JET                                       HP 2225A                        N00024-93-C-2800                    1
PRINTER THINK JET                                       HP 2225A                        N00024-93-C-2800                    1
PRINTER THINK JET                                       HP 2225A                        N00024-93-C-2800                    1
PRINTER VIDEO                                           HITACHI VY-50A                  N00024-93-C-2800                    1
STOPWATCH                                               HEVER MODEL 508                 N00024-93-C-2800                    1
STOPWATCH                                                                               N00024-93-C-2800                    1
TORQUE WRENCH                                           SNAP QTR2100E                   N00024-93-C-2800                    1
TORQUE WRENCH                                           RAYTHEON G226455-1              N00024-93-C-2800                    1
TORQUE WRENCH                                           RAYTHEON G226455-2              N00024-93-C-2800                    1
TORQUE WRENCH                                           UNISYS                          N00024-93-C-2800                    1
TORQUE WRENCH                                           GLENAIR TSQ150                  N00024-93-C-2800                    1
TORQUE WRENCH                                           UNISYS                          N00024-93-C-2800                    1
TORQUE WRENCH                                           SNAP QTR                        N00024-93-C-2800                    1
TORQUE WRENCH                                           SNAP TE 50 FL                   N00024-93-C-2800                    1
TORQUE WRENCH                                           SNAP TE 12                      N00024-93-C-2800                    1
TORQUE WRENCH                                           SNAP TQS-2                      N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
PACE SOLDERING UNIT                                     PPS101                          N00024-93-C-2800                    1
PACE SOLDERING UNIT                                     PPS101                          N00024-93-C-2800                    1
35MM SLIDE CAROUSEL PROJECTOR                                                           N00024-93-C-2800                    1
ALLISON SPEED & TEMP SIMULATOR                                                          N00024-93-C-2800                    1
HALON LIQUID LEVEL INDICATOR                                                            N00024-93-C-2800                    1
MYRON L METER                                                                           N00024-93-C-2800                    1
REFRACTOMETER                                                                           N00024-93-C-2800                    1
GRAPHICS PLOTTER                                        HP-7470A                        N00024-93-C-2800                    1
IBM P-70                                                386 23-0004524                  N00024-93-C-2800                    1
IBM P-70                                                386                             N00024-93-C-2800                    1
KEYBOARD                                                6088                            N00024-93-C-2800                    1
MONITOR COLOR GRAPHICS                                  6088-CG                         N00024-93-C-2800                    1
PLOTTER                                                 720E                            N00024-93-C-2800                    1
PRINTER                                                 DP-900B                         N00024-93-C-2800                    1
THINKJET PRINTER                                        HP-2225A                        N00024-93-C-2800                    1
THINKJET PRINTER                                        HP-2225A                        N00024-93-C-2800                    1
CART LAB                                                MODEL 3                         N00024-93-C-2800                    1
LAPTOP COMPUTER                                         MODELPA800U                     N00024-93-C-2800                    1
LAPTOP COMPUTER                                         MODELPA800U                     N00024-93-C-2800                    1
LAPTOP COMPUTER                                         MODELPA800U                     N00024-93-C-2800                    1
THINKJET PRINTER                                        HP-2225D                        N00024-93-C-2800                    1
LAPTOP COMPUTER                                         IBM P70 120MBHD                 N00024-93-C-2800                    1
CENTRIFUGAL BLOWER                                      TYPE TM-8                       N00024-93-C-2800                    1
AMMO BOXES M-6                                                                          N00024-93-C-2800                    1
LAPTOP COMPUTER                                         B010566                         N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
PLANT EQUIPMENT
HYDRAULIC SHEAR, MODEL 6214R                            N62786-007451                   N00024-90-E-3503                    1
DRILLING MACHINE, MODEL HOLEWIZARD                      N62786-007458                   N00024-90-E-3503                    1
DRILLING MACHINE, MODEL ECOPNOMAX                       93080-001305                    N00024-90-E-3503                    1
GRINDING MACHINE, MODEL 560                             N62786-007460                   N00024-90-E-3503                    1
CUT OFF MACHINE, MODEL 8M                               N62786-007462                   N00024-90-E-3503                    1
DIESEL GENERATOR, MODEL 5SJ2123A1                       1563                            N00024-90-E-3503                    1
DISINTEGRATOR, MODEL 22 W/SOUND EN                      8001                            N00024-90-E-3503                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL ELECTRONICS EQUIPMENT
AN/SRA-12 RECEIVER ANTENNA FILTER                                                       N00024-93-C-2800                    1
AN/SRC-20 RADIO SET                                     PTLD                            N00024-93-C-2800                    1
AN/SRC-20 RADIO SET                                     PTLD                            N00024-93-C-2800                    1
AN/SRC-20 RADIO SET                                     PTLD                            N00024-93-C-2800                    1
AN/SRC-20 RADIO SET                                     PTLD                            N00024-93-C-2800                    1
AN/SRC-20 RADIO SET                                     PTLD                            N00024-93-C-2800                    1
AN/UER-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/UGC-25A TELETYPE SET                                                                 N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
AN/URT-23(V) RADIO TRANSMITTER                                                          N00024-93-C-2800                    1
ANTENNA COUPLER                                                                         N00024-93-C-2800                    1
ANTENNA COUPLER                                                                         N00024-93-C-2800                    1
ANTENNA KIT                                             013-1575-010                    N00024-93-C-2800                    1
ANTENNA WHIP 35 FT                                                                      N00024-93-C-2800                    1
ANTENNA WHIP 35 FT                                                                      N00024-93-C-2800                    1
ANTENNA WHIP 35 FT                                                                      N00024-93-C-2800                    1
ANTENNA WHIP 35 FT                                                                      N00024-93-C-2800                    1
ANTENNA WHIP 8 FT                                                                       N00024-93-C-2800                    1
C-1138B/UR 1&2 RADIO CONTROL                                                            N00024-93-C-2800                    1
C-1138B/UR 1&2 RADIO CONTROL                                                            N00024-93-C-2800                    1
CONVERTER FREQUENCY SHIFT                                                               N00024-93-C-2800                    1
CU-938/URA 38 CONTROL UNIT                                                              N00024-93-C-2800                    1
CU-938/URA 38 CONTROL UNIT                                                              N00024-93-C-2800                    1
CV-2460/SGC CONVERTER FR                                5805-00-458-095                 N00024-93-C-2800                    1
CV-483B/URA-17 FREQUENCY CONVERTER                                                      N00024-93-C-2800                    1
DESK LIGHT                                              MS16719-141-2                   N00024-93-C-2800                    1
HANDSET RADIO H-169/U                                   WCX1846                         N00024-93-C-2800                    1
HANDSET RADIO H-169/U                                   W/CX1846                        N00024-93-C-2800                    1
JACK BOX                                                                                N00024-93-C-2800                    1
LS 474/URMS 1, 2 & 3 LOUDSPEAKER                                                        N00024-93-C-2800                    1
LS 474/URMS 1, 2 & 3 LOUDSPEAKER                                                        N00024-93-C-2800                    1
LS 474/URMS 1, 2 & 3 LOUDSPEAKER                                                        N00024-93-C-2800                    1
MICROPHONE HAND                                         MODEL 66C                       N00024-93-C-2800                    1
POWER SUPPLY                                            22-124                          N00024-93-C-2800                    1
PROBE                                                   3240866                         N00024-93-C-2800                    1
R-1051B/URR 1&2 RADIO RECEIVER                                                          N00024-93-C-2800                    1
R-1051B/URR 1&2 RADIO RECEIVER                                                          N00024-93-C-2800                    1
R-390A/URR RADIO RECEIVER                                                               N00024-93-C-2800                    1
RADIO VHF 250/450N                                      622-2078-001                    N00024-93-C-2800                    1
SB-1203/UG COMM PATCH PNL                                                               N00024-93-C-2800                    1
SB-1203/UG COMM PATCH PNL                                                               N00024-93-C-2800                    1
SB-315B/U TELEGRAPH KEY CONTROL                                                         N00024-93-C-2800                    1

PART 21.2-GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (BATH)
LIST OF GOVERNMENT OWNED PROPERTY PROPOSED FOR USE ON RENT FREE BASIS

DESCRIPTION                                             PART NO                         CONTRACT                        ISSUE QTY
------------------------------------------------------------------------------------------------------------------------------------
SB-3495 1 & 2 POWER SUPPLY                                                              N00024-93-C-2800                    1
SB-3495 1 & 2 POWER SUPPLY                                                              N00024-93-C-2800                    1
SB-863/SRT TRANSMITTER TRANSFER SWT                                                     N00024-93-C-2800                    1
SB973/URR 1 & 2 RECEIVER                                                                N00024-93-C-2800                    1
SB973/URR 1 & 2 RECEIVER                                                                N00024-93-C-2800                    1
SPEAKER                                                 21-549                          N00024-93-C-2800                    1
TELEGRAPH/TELEPHONE CONVERTER                                                           N00024-93-C-2800                    1
TELEGRAPH/TELEPHONE CONVERTER                                                           N00024-93-C-2800                    1
URT 23 TERMINAL BOX                                                                     N00024-93-C-2800                    1
AS-390 ANTENNA                                                                          N00024-93-C-2800                    1
AS-390 ANTENNA                                                                          N00024-93-C-2800                    1
C-1004B/SG TRANSMITTER TELEYPE CONT                                                     N00024-93-C-2800                    1

                                                                 N0024-97-C-2202




                               ATTACHMENT J-0040




                  SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED
                      SMALL BUSINESS SUBCONTRACTING PLAN

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


                               TABLE OF CONTENTS
                               -----------------

SECTION                                                            PAGE
-------                                                            ----

A.  General                                                         A-1

    1.  Purpose and Scope                                           A-1

    2.  Definitions                                                 A-1

        2.1  Small Business Concerns                                A-1

        2.2  Small Disadvantaged Business Concerns                  A-2

        2.3  Women-Owned Small Business Concerns                    A-2

        2.4  Equipment Subcontractors                               A-2

        2.5  Service Subcontractor                                  A-2

        2.6  Labor Subcontractors                                   A-3

    3.  Identification and Duties of Avondale's                     A-3
        Subcontracting Program Administrator

        3.1  Identification of Administrator                        A-3

        3.2  Duties of the Administrator                            A-3

    4.  Efforts of Assurance that Small Business and                A-5
        Small Disadvantaged Business Concerns will have an Equitable Opportunity to Compete

    5.  The Identification of Records to be Maintained              A-6
        Support to Award and Report Data

    6.  Efforts to be Made to Identify and Award                    A-7
        Subcontracts Separately to Small Business and
        Small Disadvantaged Business Concerns

    7.  Records to Support Outreach Efforts                         A-7

    8.  Records to Support Internal Activities to Guide             A-8
        and Encourage Increased Effort by Buyers

    9.  Method Used in Determining Proportionate Share              A-8
        of Indirect and Overhead Costs Incurred Which
        Are to Be Allocated

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                    Solicitation N0024-96-R-2101
                                                             SMALL BUSINESS PLAN


                               TABLE OF CONTENTS
                               -----------------

SECTION                                                          PAGE
-------                                                          ----

B.  Subcontracting With Small Business Concerns                   B-1

    1.  Principal Product and Service Areas to be                 B-1
        Subcontracted to or Solicited from Small
        Business Concerns

    2.  Small Business Concerns Source List                       B-1

    3.  Goals For Subcontracting to Small Business                B-2
        Concerns

        3.1  Item 0001 - Detail Design and Construction           B-2
             of LPD 17

        3.2  Item 0002 - OPTION - Ship Construction -             B-2
             LPD 19

        3.3  Item 0003 - OPTION - Ship Construction -             B-2
             LPD 19

        3.4  Item 0004 - LPD 17 Familiarization (Not              B-2
             Separately Priced)

        3.5  Item 0005 - Technical Manuals (Not                   B-2
             Separately Priced)

        3.6  Item 0006AA - LPD 17 Material (Firm Fixed            B-3
             Price Item)

        3.7  Item 0006AB - OPTION - LPD 18 Material               B-3
             (Firm Fixed Price Item)

        3.8  Item 0006AC - OPTION - LPD 19 Material               B-3
             (Firm Fixed Price Item)

        3.9  Item 0007 - Perform Special Studies,                 B-3
             Analyses, and Reviews (cost plus Fixed
             Fee Item)

        3.10 Item 0008 - Perform Engineering and                  B-3
             Industrial Services (Firm Fixed Price
             Item)

        3.11 Item 0009 - OPTION - LPD 17 Class Life               B-3
             Cycle Support Planning - Post Detail
             Design and Construction

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


                               TABLE OF CONTENTS
                               -----------------

SECTION                                                             PAGE
-------                                                             ----

B.  Subcontracting With Small Business Concerns
    (Continued)

        3.12  Item 0010 - OPTION - Affordability Through             B-3
              Commonality (Firm Fixed Price Item)

        3.13  Item 0011 - Cross Program Procurement                  B-4
              (Firm Fixed Price Item)

        3.14  Item 0012 - Data for Item 0001, 0004,                  B-4
              0005, 0006AA, 0007, 0008, 0010, and 0011
              (and if Options are exercised, Items 0002,
              0003, 0006AB, 0006AC, and 0009) (Not
              Separately Priced)

C.  Subcontracting With Small Disadvantaged Business                 C-1
    Concerns

    1.  Principal Product and Service Areas to be                    C-1
        Subcontracted to or Solicited from Small
        Disadvantaged Business Concerns

    2.  Small Disadvantaged Business Concerns Source                 C-1
        List

    3.  Goals For Subcontracting to Small Disadvantaged              C-1
        Business Concerns

        3.1   Item 0001 - Detail Design and Construction             C-1
              of LPD 17

        3.2   Item 0002 - OPTION - Ship Construction -               C-2
              LPD 18

        3.3   Item 0003 - OPTION - Ship Construction -               C-2
              LPD 19

        3.4   Item 0004 - LPD 17 Familiarization (Not                C-2
              Separately Priced)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


                               TABLE OF CONTENTS
                               -----------------

SECTION                                                           PAGE
-------                                                           ----

C.  Subcontracting With Small Disadvantaged Business
    Concerns (Continued)

        3.5  Item 0005 - Technical  Manuals (Not                   C-2
             Separately Priced)

        3.6  Item 0006AA - LPD 17 Material (Firm Fixed             C-2
             Price Item)

        3.7  Item 0006AB - OPTION - LPD 18 Material                C-2
             (Firm Fixed Price Item)

        3.8  Item 0006AC - OPTION - LPD 19 Material                C-2
             (Firm Fixed Price Item)

        3.9  Item 0007 - Perform Special Studies,                  C-2
             Analyses, and Reviews (Costs Plus Fixed
             Fee Item)

        3.10 Item 0008 - Perform Engineering and                   C-3
             Industrial Services (Firm Fixed Price
             Item)

        3.11 Item 0009 - OPTION - LPD 17 Class Life                C-3
             Cycle Support Planning - Post Detail
             Design and Construction

        3.12 Item 0010 - OPTION - Affordability Through            C-3
             Commonality (Firm Fixed Price Item)

        3.13 Item 0011 - Cross Program Procurement                 C-3
             (Firm Fixed Price Item)

        3.14 Item 0012 - Data for Items 0001, 0004,                C-3
             0005, 0006AA, 0007, 0008, 0010, and 0011
             (and if Options are exercised, Item 0002,
             0003, 0006AB, 0006AC, and 0009) (Not
             Separately Priced)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                           PAGE
-------                                                           ----

D.  Subcontracting With Women-Owned Small Business
    Concerns                                                       D-1

    1.  Principal Product and Service Areas to be                  D-1
        Subcontracted to or Solicited from Women-Owned
        Small Business Concerns

    2.  Women-Owned Small Business Concerns Source List            D-1

    3.  Goals For Subcontracting to Women-Owned Small              D-1
        Business Concerns

        3.1  Item 0001 - Detail Design and Construction            D-2
             of LPD 17

        3.2  Item 0002 - OPTION - Ship Construction -              D-2
             LPD 18

        3.3  Item 0003 - OPTION - Ship Construction -              D-2
             LPD 19

        3.4  Item 0004 - LPD 17 Familiarization (Not               D-2
             Separately Priced)

        3.5  Item 0005 - Technical Manuals (Not                    D-2
             Separately Priced)

        3.6  Item 0006AA - LPD 17 Material (Firm Fixed             D-2
             Price Item)

        3.7  Item 0006AB - OPTION - LPD 18 Material                D-3
             (Firm Fixed Price Item)

        3.8  Item 0006AC - OPTION - LPD 19 Material                D-3
             (Firm Fixed Price Item)

        3.9  Item 0007 - Perform Special Studies,                  D-3
             Analyses, and Reviews (Cost Plus Fixed
             Fee Item)

        3.10 Item 0008 - Perform Engineering and                   D-3
             Industrial Services (Firm Fixed Price
             Item)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                           PAGE
-------                                                           ----

        3.11  Item 0009 - OPTION - LPD 17 Class Life               D-3
              Cycle Support Planning - Post Detail
              Design and Construction

        3.12  Item 0010 - OPTION - Affordability Through           D-3
              Commonality (Firm Fixed Price Item)

        3.13  Item 0011 - Cross Program Procurement                D-3
              (Firm Fixed Price Item)

        3.14  Item 0012 - Data for Items 0001, 0004,               D-4
              0005, 0006AA, 0007, 0008, 0010, and 0011
              (and if Options are exercised, Items 0002,
              0003, 0006AB, 0006AC, and 0009) (Not
              Separately Priced)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

                                LIST OF FIGURES
                                ---------------

FIGURE 1   -   SMALL BUSINESS SOURCE LIST

FIGURE 2   -   SMALL DISADVANTAGED BUSINESS SOURCE LIST

FIGURE 3   -   WOMEN-OWNED SMALL BUSINESS SOURCE LIST

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


A.  General

    1.  Purpose and Scope

    The purpose of this plan is to : (1) establish dollar value goals for subcontracting to Small, Small Disadvantaged, and Women-Owned Small Businesses,
(2) identify and describe the principal products and service areas to be subcontracted separately to Small, Small Disadvantaged, and Women-Owned Small Businesses, (3) identify the Avondale subcontracting Program Administrator and describe his duties, (4) describe the procedures that will be employed to assure that Small, Small Disadvantaged, and Women-Owned Small Businesses, will have an equitable opportunity to compete, (5) provide a plan for the inclusion of Small, Small Disadvantaged, and Women-Owned Small Businesses in appropriate solicitations, (6) establish the records to be maintained, (7) provide a Small Business source list, (8) provide a Small Disadvantaged Business source list,
(9) provide a Women-Owned Small Business source list, (10) provide a procedure for the identification and award of subcontracts, (11) establish a criteria for records to support the outreach efforts, (12) identify and establish a criteria for records to support internal activities to guide and encourage increased efforts by buyers to subcontract separately with Small, Small Disadvantaged, and Women-Owned Small Business concerns, and (13) establish the methods that are to be used in determining proportionate share of indirect and overhead costs incurred which are to be allowed.

    2.  Definitions

        2.1  Small Business Concerns

    A Small Business concern is defined as a concern that: (1) including its affiliates, is independently owned and operated, is not dominant in the field of operation in which it is submitting offers on Government contracts, and can further qualify under the criteria concerning number of employees, average annual receipts or other criteria, as prescribed by the Small Business Administration, (2) the product(s)/services(s) required are determined to be within Standard Industrial Classification Number 3731 and (3) for product(s) manufactured by the bidder/offeror, the number of employees of that concern and its affiliates shall not exceed the employment thresholds in accordance with
Section 3 of the Small Business Act.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        2.2  Small Disadvantaged Business Concerns

    A Small Disadvantaged Business concern is a Small Business concern: (1) which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. Socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans (such as American Indians, Eskimos, Aleuts, and native Hawaiians), Asian-Pacific Americans, Sub-continent Asian Americans, and other minorities, or any other individuals found to be disadvantaged by the Small Business Administration pursuant to Section 8(a) of the Small Business Act.

        2.3  Women-Owned Small Business Concerns

    A Women-Owned Small Business concern is one: (1) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (2) whose management and daily business operations are controlled by one or more women.

        2.4  Equipment Subcontractors

    Subcontractors who manufacture or overhaul equipment and components in their own facilities.

        2.5  Service Subcontractor

    Subcontractors who perform software services required by the Prime Contract that are performed either in their own facilities or at Avondale facilities. Subcontractors that perform noise analyses, shaft alignment, logistics support and similar software services are representative of service subcontractors.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        2.6 Labor Subcontractors

    Subcontractors that expend labor at Avondale's Shipyards Division to construct, install or support hardware required by the Prime Contract. The combat system test and check-out services, joiner work fabrication and installation, and deck covering installation are representative examples.

    3. Identification and Duties of Avondale's Subcontracting Program Administrator

        3.1  Identification of Administrator

    The Material Subcontract Cost Accounts Manager has been designated as the Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Administrator. The pertinent information required is:

        Name:         Mr. Edward J. Webre
        Title:        Senior Cost Analyst
        Address:      P.O. Box 50280
        City:         New Orleans
        State:        Louisiana  70150-0280
        Telephone:    (504) 436-5444

        3.2  Duties of the Administrator

    The duties of the Administrator include:

             a. Maintain liaison with the government on matters of Small, Small Disadvantaged, and Women-Owned Small Business.

             b. Supervise compliance with the Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan.

             c. administer Avondale's subcontracting program for Small, Small Disadvantaged, and Women-Owned Small Business.

             d. Provide adequate and timely consideration of the potentialities of Small, Small Disadvantaged, and Women-Owned Small Business concerns in all make-or-buy decisions.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN



                   e. Ensure that the source lists of Small, Small Disadvantaged, and Women-Owned Small Business concerns and appropriate products and services are kept current and complete.

                   f. Assure that Small, Small Disadvantaged, and Women-Owned Small Business concerns will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of Small, Small Disadvantaged, and Women-Owned Small Business concerns. Where source lists of potential Small, Small Disadvantaged, and Women-Owned Small Business Subcontractors are excessively long, reasonable effort shall be made to give all such concerns an opportunity to compete over a period of time.

                   g. Ensure that all required flow-down clauses including the clause entitled "Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns owned and controlled by socially and economically disadvantaged individuals" are included in all applicable purchase orders and subcontracts.

                   h.  Maintain records to support awards reports data.

                   i. Monitor the performance of the purchasing agents relative to compliance with this Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan.

                   j. Submit periodic reports and cooperate in any studies or surveys required by the contracting agency or the Small Business Administration.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


    4. Efforts of Assurance that Small, Small Disadvantaged, and Women-Owned Small Business Concerns will have an Equitable Opportunity to Compete

    Avondale's plan includes the following provisions that will assure Small, Small Disadvantaged, and Women-Owned Small Business concerns an equitable opportunity to compete for subcontracts.

        a. Arrange solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of Small, Small Disadvantaged, and Women-Owned Small Business concerns that might not have as large a staff as other firms.

        b. Provide adequate and timely consideration of the potentialities of Small, Small Disadvantaged, and Women-Owned Small Business concerns in all make-or-buy decisions.

        c. Wherever circumstances permit, choose a method of payment which minimizes paperwork and facilitates prompt payment to Small, Small Disadvantaged, and Women-Owned Small Business concerns.

        d. Ensure that all required flow-down clauses pertaining to Small, Small Disadvantaged, and Women-Owned Small Businesses are included in all purchase orders and subcontracts.

        e. Include the clause entitled "Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns owned and controlled by socially and economically disadvantaged individuals" in all applicable purchase orders and subcontracts.

        f. Audit the performance of the Administrator in the performance of the duties identified in Section 3 of this plan. The Director of Purchasing and the LPD 17 Program Manager will perform the audit.

        g. Participate in any studies or surveys required by the contracting agency or the Small Business Administration in determining compliance with this plan.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


         h. Utilize Small Business Administration's Procurement Automated Source System (PASS) which identifies over 156,000 listings of Small, Small Disadvantaged, and Women-Owned Small Business concerns.

    5. The Identification of Records to be Maintained to Support Award and Report Data

    The list of records that will be maintained by Avondale includes the following:

        a. Separate Small, Small Disadvantaged, and Women-Owned Small Business source lists.

        b.  Suitable product and service lists.

        c. Organizations contacted for Small, Small Disadvantaged, and Women-Owned Small Business sources.

        d.  Records on all subcontract solicitations to indicate:

            1.  Whether Small Business was solicited and, if not, why not.

            2. Whether Small Disadvantaged Business was solicited and, if not, why not.

            3. Whether Women-Owned Small Business was solicited and, if not, why not.

            4. Reasons for the failure of Small, Small Disadvantaged, or Women-Owned Small Businesses to receive the subcontract award.

            5. Records to support award data submitted to the Government on Standard Forms 294 and 295 with supporting data.

        e.  Copies of completed Standard Forms 294 and 295 with supporting data.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


    6. Efforts to be Made to Identify and Award Subcontracts Separately to Small, Small Disadvantaged, and Women-Owned Small Business Concerns

    Avondale will make every effort to identify and award subcontracts separately to Small, Small Disadvantaged, and Women-Owned Small Businesses by applying all elements of this plan and, in addition, by:

        a. Maintaining frequent contacts with Small, Small Disadvantaged, and Women-Owned Small Business trade associations.

        b. Attending Small, Small Disadvantaged, and Women-Owned Small Business procurement conferences and trade fairs.

        c. Establishing challenging dollar goals for buyers that require a greater effort on their part to seek out and award contracts to Small, Small Disadvantaged, and Women-Owned Small Businesses.

        d. Auditing the completeness and currency of the list of firms and products. Audit the performance of the Administrator and buyers in identifying, soliciting, and evaluating the applicable concerns and their proposals.

    7.  Records to Support Outreach Efforts

    Avondale will maintain records to support outreach efforts including:

        a. Records to support contacts with Small, Small Disadvantaged, and Women-Owned Small Business trade associations.

        b.  Records to support contacts with business development organizations.

        c. Records to support attendance at Small, Small Disadvantaged, and Women-Owned Small Business procurement conferences and trade fairs.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        d. Records of general solicitation of concerns to identify added Small, Small Disadvantaged, and Women-Owned Small Business sources.

    8. Records to Support Internal Activities to Guide and Encourage Increased Effort by Buyers

    Avondale will maintain the following records to support the above efforts:

        a. Records of meetings with buyers to conduct appropriate training programs.

        b.  Records of attendance at appropriate workshops.

        c.  Records of attendance or participation at appropriate seminars.

        d.  Records to monitor activities of the buyers to evaluate compliance.

    9. Method Used in Determining Proportionate Share of Indirect and Overhead Costs Incurred Which Are to Be Allocated

    Avondale has opted not to include the proportionate share of its indirect and overhead costs in the goals established for Small, Small Disadvantaged, and Women-Owned Small Business in accordance with its standard practice and as permitted by Federal Procurement Regulations.

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

B.  Subcontracting With Small Business Concerns

    1. Principal Product and Service Areas to be Subcontracted to or Solicited from Small Business Concerns

    Small Business concerns have been provided the opportunity to compete for subcontracts by their inclusion in the solicitation for the cost proposal for the Detail Design and Construction of LPD 17 in the following product and service areas, among others.

    .   Joiner work
    .   Piping materials
    .   Machinery components and fittings
    .   Electrical equipment
    .   Outfitting components
    .   Deck covering materials and installation
    .   Welding materials
    .   Construction services
    .   Sheetmetal fittings
    .   Insulation materials

    2.  Small Business Concerns Source List

    The Small Business concerns solicited during the pricing for the proposal for LPD 17 and the solicitation for procurement to follow were taken from Avondale's records and from PASS, including the listing of FIGURE 1, after page B-4.

    Specifically, Avondale has agreements with the following Small Business concerns for support for the LPD 17 Contract.

    .   DAI
    .   Global Associates
    .   Institute of Competitive Design
    .   MATHTECH
    .   SAG
    .   Stanley Associates
    .   Sterling Design Engineering Systems
    .   Systems Exchange
    .   Life Cycle Engineering
    .   Dundics Associates

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

    3.  Goals For Subcontracting to Small Business Concerns

    Avondale's goals for subcontracting to Small Business concerns are as follows, expressed in terms of percentages or total planned subcontracting dollars.

        3.1  Item 0001 - Detail Design and Construction of LPD 17

             a.  Total dollars to be subcontracted:
                 $383,010,956.00

             b.  Percentage and dollar goals to be subcontracted to Small
                 Business:  20%,
                 $ 76,602,191.00

        3.2  Item 0002 - OPTION - Ship Construction - LPD 18

             a.  Total dollars to be subcontracted:
                 $230,832,545.00

             b.  Percentage and dollar goals to be subcontracted to Small
                 Business:  20%,
                 $ 46,166,509.00

        3.3  Item 0003 - OPTION - Ship Construction - LPD 19

             a.  Total dollars to be subcontracted:
                 $ 437,472,248.00

             b.  Percentage and dollar goals to be subcontracted to Small
                 Business:  20%,
                 $ 87,494,450.00

        3.4  Item 0004 - LPD Familiarization (Not Separately Priced)

        3.5  Item 0005 - Technical Manuals (Not Separately Priced)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        3.6  Item 0006AA - LPD 17 Material (Firm Fixed Price Item)

        3.7  Item 0006Ab - OPTION - LPD 18 Material (Firm Fixed Price Item)

        3.8  Item 0006Ac - OPTION - LPD 19 Material (Firm Fixed Price Item)

        3.9 Item 0007 - Perform Special Studies, Analyses, and Reviews (Cost Plus Fixed Fee Item)

        3.10 Item 0008 - Perform Engineering and Industrial Services (Firm Fixed Price Item)

        3.11 Item 0009 - OPTION - LPD 17 Class Life Cycle Support Planning - Post Detail Design and Construction

             a.  Total dollars to be subcontracted:
                 $ 1,723,635.00

             b.  Percentage and dollar goals to be subcontracted to Small
                 Business:  20%,
                 $ 344,727.00

        3.12 Item 0010 - OPTION - Affordability Through Commonality (Firm Fixed Price Item)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


        3.13  Item 0011 - Cross Program Procurement (Firm Fixed Price Item)

              a.  Total dollars to be subcontracted:
                  $ 80,000.00

              b.  Percentage and dollar goals to be subcontracted to Small
                  Business:  20%,
                  $ 16,000.00

        3.14  Item 0012 - Data for Items 0001, 0004, 0005, 0006AA,
              0007, 0008, 0010, and 0011 (and if Options are exercised,
              Items 0002, 0003, 0006AB, 0006AC and 0009) (Not Separately Priced)

     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN









                                   FIGURE 1

                                SMALL BUSINESS

                                  SOURCE LIST








     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                     VENDOR                      ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
A/C & REFRIGERATION           G & M ELECTRIC SALES        419 N. CLAIBORNE AVE.      NEW ORLEANS       LA 70112       (504) 586-8100
A/C & REFRIGERATION           KLINGE CORPORATION          P.O. BOX 3608              YORK              PA 17402       (717) 840-4500
A/C & REFRIGERATION           WENCO PARTS & SUPPLY CO.    5817 CITRUS BLVD., STE J   HARAHAN           LA 70123       (504) 734-9045
A/C, HEATING, VENTILATION     MCFADDEN'S, INC.            P.O. BOX 1484              SLIDELL           LA 70459       (504) 244-8566
ABRASIVE PRODUCTS             CAL-WEST PRODUCTS           7538 TRADE STREET          SAN DIEGO         CA 92121
ABRASIVES                     CREATIVE COATINGS, INC.     428 N. LONGVIEW STREET     KILGORE           TX 75662       (903) 984-8454
ABRASIVES                     VALLEY INDUSTRIAL SUPPLY    205 W. 35TH ST., STE K     NATIONAL CITY     CA 92050-7918  (619) 420-4300
ACOUSTICAL TILE, CLEANING     ACOUSTICAL CEILING CLEAN.   2955 RIDGELAKE, STE 113    METAIRIE          LA 70002       (504) 837-1511
ACTUATORS, VALVES             VALLEY INDUSTRIAL SUPPLY    205 W. 35TH ST., STE K     NATIONAL CITY     CA 92050-7918  (619) 420-4300
ADHESIVES                     CREATIVE COATINGS, INC.     428 N. LONGVIEW STREET     KILGORE           TX 75662       (903) 984-8454
ADHESIVES                     VALLEY INDUSTRIAL SUPPLY    205 W. 35TH ST., STE K     NATIONAL CITY     CA 92050-7918  (619) 420-4300
ADVERTISING SPECIALTIES       ALWAYS IN MIND, INC.        1711 RIDGEFIELD ROAD       THIBODAUX         LA 70301
ADVERTISING SPECIALTIES       BEACH, LTD.                 2304 21ST STREET           KENNER            LA 70072       (504) 467-2070
AEROSOLS                      STATE PRODUCTION CO.        535 W. GERMANTOWN PIKE     NORRISTOWN        PA 19403
AIR CONDITIONING              AIR CONDITIONING PARTS      35680 DEE PLACE            FREMONT           CA 94536
ALARM SYSTEMS                 COMSACO MARINE              SUFFOLK COUNTY AIRPORT     W. HAMPTON BEACH  NY 11978
ALARM SYSTEMS                 CONTROL GENERAL CORP.       252 MAGNOLIA AVENUE        HOUMA             LA 70630       (504) 872-9002
ALARM SYSTEMS                 KINNAMAN ELECTRIC, INC.     P.O. BOX 486               WILMINGTON        CA 90748       (310) 834-2582
ALARM SYSTEMS                 MURRAY BENJAMIN CO., INC.   174 VANDERBILT AVENUE      BROOKLYN          NY 11205       (718) 596-2100
ALARM SYSTEMS                 NMP CORPORATION             P.O. BOX 35493             TULSA             OK 74153       (918) 252-0481
ALARM SYSTEMS                 POTTER ELECTRIC, INC.       1401 THIRD STREET          SAN FRANCISCO     CA 94107
ALARM SYSTEMS                 U.S. PIONEER                P.O. BOX 472065            TULSA             OK 74147       (918) 663-0122
ALARM SYSTEMS                 WILLIAMS & WATTS            2 MADISON ROAD             FAIRFIELD         NJ 07006       (508) 588-5434
ALARM SYSTEMS                 WING CORPORATION            215 HIGHLAND DRIVE         WESTMONT          NJ 08108       (609) 854-2225
ALARM SYSTEMS                 YOUNG ENGINEERING CO.       P.O. BOX 50327             NEW ORLEANS       LA 70150       (504) 581-6292
ALARMS                        NATIONAL MARKETING CORP.    536 ESPLANADE ST.          LA PLACE          LA 70068       (504) 651-4410
ALLOYS                        ST. PIERRE'S FABRICATION    P.O. BOX 639               DESTREHAN         LA 70047       (504) 652-1180
ALLOYS                        SUNSHINE METALS             120 37TH STREET, NE        AUBURN            WA 98002       (206) 575-5066
AMPLIFIER, SYNCHRO SYSTEM     DYNALEC ELECTRONICS SYS.    P.O. BOX 188               SODUS             NY 14551
AMPLIFIER, SYNCHRO SYSTEM     KINNAMAN ELECTRIC, INC.     P.O. BOX 486               WILMINGTON        CA 90748       (310) 834-2582
AMPLIFIER, SYNCHRO SYSTEM     MURRAY BENJAMIN CO., INC.   174 VANDERBILT AVENUE      BROOKLYN          NY 11205       (718) 596-2100
AMPLIFIER, SYNCHRO SYSTEM     SEACOAST ELECTRIC           1505 OLIVER STREET         HOUSTON           TX 77007       (713) 868-3636
AMPLIFIER, SYNCHRO SYSTEM     YOUNG ENGINEERING CO.       P.O. BOX 50327             NEW ORLEANS       LA 70150       (504) 581-6292


                                                                                                                             PAGE-1-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
AMPLIFIERS                  Q-BIT CORPORATION             2575 PACIFIC AVE. N.E.     PALM BAY          FL 32905
ANCHOR WINDLASS             NEW ENGLAND TRAWLER           291 EASTERN AVENUE         CHELSEA           MA 02150       (617) 884-4354
ANCHORS                     STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN        PA 19403
ANODES, ZINC                DAVIES ASSOCIATES, INC.       P.O. BOX 13038             NEW ORLEANS       LA 70185       (504) 865-7346
ANODES, ZINC                WILSON, WALTON INTL., INC.    7102 NAVIGATION BLVD.      HOUSTON           TX 77011
APPLIANCES                  PCS INSTRUMENTS               3527 OAK LAWN AVE.         DALLAS            TX 75219
ARC WELDING SUPPLIES        VALLEY INDUSTRIAL SUPPLY      205 W. 35TH ST., STE K     NATIONAL CITY     CA 92050-7918  (619) 420-4300
ASPHALT                     ASPHALT TECHNOLOGIES          P.O. BOX 40247             BATON ROUGE       LA 70835
AUDIO VISUAL RENTAL         SYNC AUDIO VISUAL, INC.       113 ROSA AVENUE            METAIRIE          LA 70005       (504) 837-9032
AUDIO-VISUAL EQUIPMENT      CREATIVE MEDIA SERVICES       600 BOYLE BUILDING         LITTLE ROCK       AR 72201
AUDIO/VIDEO SUPPLIES        AUDIO INNOVATIONS             164 BELLE TERRE DRIVE      LAPLACE           LA 70068
AUDIO/VISUAL EQUIP/SUPPLYS  SOUTHERN BUSINESS COMM.       3175 CORNERS N. COURT      NORCROSS          GA 30071       (800) 899-4088
AUTOMOBILE SHOP EQUIP.      AUTOMOTIVE SHOP EQUIPMENT     P.O. BOX 73079             METAIRIE          LA 70033-3079  (504) 889-0376
AUTOMOTIVE PARTS            BLANCHARD'S AUTO/INC. SUPLS   P.O. BOX 846               BELLE CHASSE      LA 70037       (504) 391-2980
BALLAST CONTROL SYSTEMS     CONTROL GENERAL CORP.         252 MAGNOLIA AVENUE        HOUMA             LA 70630       (504) 872-9002
BANNERS & FLAGS             ABC MANUFACTURING             BOX 578                    RALEIGH           MS 39153       (800) 647-7065
BARGE RENTAL                B & G BARGE RENTAL, INC.      P.O. BOX 1106              FRANKLIN          LA 70538       (504) 388-4065
BATTERIES                   WHOLESALE BATTERY CO.         9266 MAMMOTH AVE.          BATON ROUGE       LA 70814       (504) 926-4693
BATTERIES & CHARGERS        BST SYSTEMS, INC.             78 PLAINFIELD PIKE ROAD    PLAINFIELD        CT 06374
BATTERIES & CHARGERS        CHAMBERS INDUSTRIAL SUP.      5608 SALMEN                HARAHAN           LA 70123-2245  (504) 737-2288
BATTERIES & CHARGERS        DANIELL BATTERY MFG. CO.      P.O. BOX 15349             BATON ROUGE       LA 70895
BATTERIES & CHARGERS        GENERAL POWER & CONTROL       5600 JEFFERSON HIGHWAY     JEFFERSON         LA 70181       (504) 733-7340
BATTERIES & CHARGERS        LOUISIANA INDL. BATTERIES     240 ST. GEORGE AVE.        JEFFERSON         LA 70121       (504) 733-0802
BATTERIES & CHARGERS        LYNN ELLIOTT COMPANY          3349 RIDGELAKE, STE 103C   METAIRIE          LA 70003
BATTERIES & CHARGERS        M. F. SALES, INC.             P.O. BOX 1312              GRETNA            LA 70053       (504) 361-4343
BATTERIES & CHARGERS        SOUTHERN BATTERY COMPANY      4035 WASHINGTON AVE.       NEW ORLEANS       LA 70125       (504) 822-3960
BATTERIES & CHARGERS        STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN        PA 19403
BATTERIES & CHARGERS        VALLEY INDUSTRIAL SUPPLY      205 W. 35TH ST., STE K     NATIONAL CITY     CA 92050-7918  (619) 420-4300
BATTERY CHARGERS            MARINE ELECTRIC SYSTEMS       P.O. BOX 1135              CLIFTON           NJ 07014-1135  (201) 471-6800
BEARINGS                    BEARING CHAIN & SUPPLY        3500 S. RICHEY, STE 170    HOUSTON           TX 77017       (800) 448-2358
BICYCLES & ACCESSORIES      MATTHEW CYCLES/RENNSPORT      P.O. BOX 652               BRADFORD          PA 16701       (814) 368-4768
BINDERS/LOOSE LEAF PRODUCTS HOLDEN LOOSE LEAF             P.O. BOX 832747            RICHARDSON        TX 75083       (800) 962-7287
BINDERY SERVICE             B.E.V. REPROGRAPHICS          3635 RIDGELAKE DRIVE       METAIRIE          LA 70002       (504) 831-4000


                                                                                                                            PAGE -2-
(SAMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
BLOWERS                     POLYSPEDE INDUSTRIAL DIV      6770 TWIN HILLS            DALLAS            TX 75231       (214) 363-7245
BOILER INSPECTION           JIM'S STEAM & POWER           P.O. BOX 2712              PALMER            AK 99645
BOILERS & INCINERATORS      GEORGE K. MOSS COMPANY        615 SEVENTH AVENUE N.      BIRMINGHAM        AL 35203       (205) 322-2522
BOXES, JUNCTION             BAILEY ENTERPRISES            7822 WILLOW STREET         NEW ORLEANS       LA 70118-4056  (504) 861-2320
BOXES/CARTONS/CRATES        KLINGE CORPORATION            P.O. BOX 3608              YORK              PA 17402       (717) 840-4500
BRAKES                      STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN        PA 19403
BRAZING                     PRINCE & IZANT COMPANY        12333 PLAZA DRIVE          CLEVELAND         OH 44130       (216) 362-7000
BUMPERS & FENDERS           NEW BRITAIN RUBBER CO.        P.O. BOX 964               NEW BRITAIN       CT 06050       (203) 223-4547
BUSINESS MACHINES           CRESCENT BUSINESS MACHINES    1605 AIRLINE HIGHWAY       METAIRIE          LA 70001       (504) 831-3751
BUSINESS MACHINES           DIAZ CASH REGISTER CO.        715 AURORA AVENUE          METAIRIE          LA 70005       (504) 834-1481
CABLE, ELECTRIC             AMFAC ELECTRIC SUPPLY CO.     P.O. BOX 30338             NEW ORLEANS       LA 70190       (504) 734-7221
CABLE, ELECTRIC             ATLANTIC CABLE INTL.          340 GARDEN OAKS BLVD.      HOUSTON           TX 77018       (800) 245-5660
CABLE, ELECTRIC             EL SHADDAI                    P.O. BOX 169               CHRISTMAS         FL 32709
CABLE, ELECTRIC             GATEWAY CABLE COMPANY         372 N. MEYER ROAD          BERNSENVILLE      IL 60106
CABLE, ELECTRIC             I. C. ELECTRICAL SUPPLY       P.O. BOX 667               HARVEY            LA 70059       (504) 341-4281
CABLE, ELECTRIC             L. F. GAUBERT & CO., INC.     P.O. BOX 50500             NEW ORLEANS       LA 70150       (504) 822-7272
CABLE, ELECTRIC             LONG ELECTRICAL SUPPLY        P.O. BOX 30320             NEW ORLEANS       LA 70190       (504) 524-8322
CABLE, ELECTRIC             MURRAY BENJAMIN CO., INC.     174 VANDERBILT AVENUE      BROOKLYN          NY 11205       (718) 596-2100
CABLE, ELECTRIC             PACIFIC TERMINATIONS, INC.    6935 HERMOSA CIRCLE        BUENA PARK        CA 90620       (714) 521-8276
CABLE, ELECTRIC             PLASTOID CORPORATION          708 THIRD AVENUE           NEW YORK          NY 10017
CABLE, ELECTRIC             RADIO PARTS                   1331 PRYTANIA STREET       NEW ORLEANS       LA 70130       (504) 581-5959
CABLE, ELECTRIC             REILY ELECTRICAL SUPPLY       P.O. BOX 188               METAIRIE          LA 70001       (504) 835-8888
CABLE, ELECTRIC             SEACOAST ELECTRIC             1505 OLIVER STREET         HOUSTON           TX 77007       (713) 868-3636
CABLE, ELECTRIC             SOUTHERN ELECTRIC SUPPLY      P.O. BOX 23701             HARAHAN           LA 70183       (504) 733-4844
CABLE, ELECTRIC             SUMMERS ELECTRIC SUPPLY       P.O. BOX 23234             HARAHAN           LA 70183       (504) 733-4567
CABLE, ELECTRIC             TRI TEK ELECTRONICS           12823 FOOTHILL BLVD.       SYLMAR            CA 91342
CABLE, ELECTRIC             UNIQUE ELECTRONICS, INC.      1320 26TH STREET           ORLANDO           FL 32805
CABLE, ELECTRIC             UNIVERSAL WIRE & CABLE        6609 SUPPLY ROW            HOUSTON           TX 77011
CABLE, ELECTRICAL           KLINGE CORPORATION            P.O. BOX 3608              YORK              PA 17402       (717) 840-4500
CAMERAS, VIDEO (UNDERWTR)   A B MANUFACTURING, INC.       732 15TH STREET            GRETNA            LA 70053-6424  (504) 367-7449
CANVAS PRODUCTS             PERRET'S ARMY/OUTDOOR         2532 WILLIAMS BLVD.        KENNER            LA 70062       (504) 466-2532
CANVAS PRODUCTS             STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN        PA 19403
CAPACITORS, MICROWAVE       AMERICAN TECH. CERAMICS       ONE NORDEN LANE            HUNTINGTON STA.   NY 11746


                                                                                                                            PAGE -3-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST               10 MAY 1995



------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                       ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
CARPET                      APACHE MILLS, INC.           P.O. BOX 694                CALHOUN         GA 30701-0694   (404) 629-7791
CASTINGS, ALUMINUM          SOLIDIFORM, INC.             P.O. BOX 7656               FT. WORTH       TX 76111        (817) 831-2626
CASTINGS, ALUMINUM/BRONZE   M.F. SALES, INC.             P.O. BOX 1312               GRETNA          LA 70053        (504) 361-4343
CATERING                    R & R RIG SERVICE, INC.      P.O. BOX 909                HARVEY          LA 70059        (504) 366-3412
CHAIN                       BEARING CHAIN & SUPPLY       3500 S. RICHEY, STE 170     HOUSTON         TX 77017        (800) 448-2358
CHAIN                       SHANECO, INC.                2011 BREMER ROAD            FORT WAYNE      IN 46803
CHAIN                       STATE PRODUCTION CO.         535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
CHAINS                      CAL-WEST PRODUCTS            7538 TRADE STREET           SAN DIEGO       CA 92121
CHEMICALS                   NATIONAL MARKETING CORP.     536 ESPLANADE ST.           LA PLACE        LA 70068        (504) 651-4410
CHEMICALS                   STATE PRODUCTION CO.         535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
CHEMICALS                   SUN COUNTY DISTRIBUTORS      5501 JEFFERSON HWY.         JEFFERSON       LA 70123        (504) 733-4514
CHEMICALS                   THOMAS SCHMIDT & ASSOCS.     800 PAMELA DRIVE            MARSHALL        TX 57670-7129   (903) 938-0167
CHEMICALS & MINERALS        CHEMRICH, INC.               1100 VICTORY DRIVE          WESTWEGO        LA 70094-5447   (504) 347-1514
CIRCUIT BOARDS              CIRCUIT TECHNOLGY, INC.      12704 N.E. 124TH STREET     KIRKLAND        WA 98034
CIRCUIT BOARDS              GENERAL TECHNOLOGY CORP.     6816 WASHINGTON NE ST.      ALBUQUERQUE     NM 87109
CIRCUIT BOARDS              ION ELECTRONICS CO.          1507 S. SIXTH STREET        HOPKINS         MN 55343
CIRCUIT BOARDS              LITRONIC INDUSTRIES          2950 REDHILL AVENUE         COSTA MESA      CA 92626
CIRCUIT BOARDS              NORTH TEXAS CIRCUITS         1501 W. SHADY GROVE         GRAND PRAIRIE   TX 75050
CIRCUIT BOARDS              SPARTON TECHNOLOGY, INC.     9621 COORS ROAD             ALBUQUERQUE     NM 87114        (505) 892-5300
CIRCUIT BOARDS              U.S. CIRCUITS, INC.          1526 STERLING COURT         ESCONDIDO       CA 92025
CLAMPS/COUPLINGS            VOSS AEROSPACE               2168 W. 25TH STREET         CLEVELAND       OH 44113
CLEANERS                    IMPCO, INC.                  P.O. BOX 310                EDGARD          LA 70049        (800) 826-9620
CLEANERS                    WARREN CHEMICAL CORP.        P.O. BOX 545                ROBERT          LA 70455        (504) 542-8985
CLEANING SUPPLIES/EQUIP.    JOHN-HENRY ENTERPRISES       5740 HEEBE ST.              JEFFERSON       LA 70123        (504) 734-9274
CLOCKS/TIMEKEEPING          BOSSIER-CADDO ELECTRIC       P.O. BOX 5683               BOSSIER CITY    LA 7111
CLOTHING, DISPOSABLE        IMPCO, INC.                  P.O. BOX 310                EDGARD          LA 70049        (800) 826-9620
CLOTHING, DISPOSABLE        REAGAN TEXTILES, INC.        P.O. BOX 51913              LAFAYETTE       LA 70505
CLOTHING, MARINE/MILITARY   MUSTANG INDUSTRIES           3810 JACOMBS ROAD           RICHMOND        BC CANADA
CLOTHING, SAFETY            PLASCO SAFETY PRODUCTS       1919 COMMERCE ROAD          SPRINGFIELD     OH 45504        (513) 325-1001
CNC MACHINE SHOP SERVICES   C & W MACHINE                1713 25TH STREET SOUTH      MOORHEAD        MN 56560        (218) 236-0751
COATINGS                    CHEMRICH, INC.               1100 VICTORY DRIVE          WESTWEGO        LA 70094-5447   (504) 347-1514
COATINGS                    CREATIVE COATINGS, INC.      428 N. LONGVIEW STREET      KILGORE         TX 75662        (903) 984-8454
COATINGS                    REILLY-BENTON CO., INC.      P.O. BOX 52346              NEW ORLEANS     LA 70152        (504) 586-1711

                                                                                                                            PAGE -4-
(SMBUS-C)
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                    VENDOR                     ADDRESS                   CITY            STATE/ZIP        TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------

COATINGS/PAINTS              CORROSION PROTECTION SPLY  P. O. BOX 15175           BATON ROUGE     LA 70895
COIL EXTRACTION SYSTEM       E & W ENTERPRISES, INC.    RT. 2 BOX 33-B            GEORGETOWN      DE 19947         (302) 856-7675
COIL, FAN (ASSEMBLY)         MARLO COIL                 P. O. BOX 171             HIGH RIDGE      MO 63049
COILS, HEATING/COOLING       DEVLIN & ALPAUGH, INC.     5517 POWELL STREET        NEW ORLEANS     LA 70123         (504) 734-0400
COLDWELDING SYSTEMS          AMERICAN DURWELD SALES     P. O. BOX 850             SCITUATE        MA 02066
COMMUNICATION PRODUCTS       HUTTON COMMUNICATIONS      4112 BILLY MITCHELL DR.   DALLAS          TX 75244-2315    (800) 442-3811
COMMUNICATIONS               STAR DYNAMIC CORP.         5711 KENNEDY BLVD.        N. BERGEN       NJ 07047-3298    (201) 868-4800
COMMUNICATIONS EQUIPMENT     DATRON SYSTEMS, INC.       200 W. LOS ANGELES DR.    SIMI VALLEY     CA 93065-1650    (805) 584-1717
COMPOSITE APPLICATIONS       ADVANCED POLYMER INDS.     31520 PAMCO DRIVE         LIVONIA         MI 48150         (313) 422-1350
COMPOUNDS, SEALING           IMPCO, INC.                P. O. BOX 310             EDGARD          LA 70049         (800) 826-9620
COMPRESSOR PARTS             ROC CARBON COMPANY         P. O. BOX 19396           HOUSTON         TX 77224-9396    (713) 468-7744
COMPRESSORS                  G & M ELECTRIC SALES       419 N. CLAIBORNE AVE.     NEW ORLEANS     LA 70112         (504) 586-8100
COMPRESSORS                  VALLEY INDUSTRIAL SUPPLY   205 W. 35TH ST., STE K    NATIONAL CITY   CA 92050-7918    (619) 420-4300
COMPRESSORS, A/C & REFRIGN.  MISSISSIPPI HERMETIC CO.   P. O. BOX 6363            PEARL           MS 39288-6363    (800) 831-1785
COMPRESSORS, AIR             A B MANUFACTURING, INC.    732 15TH STREET           GRETNA          LA 70053-6424    (504) 367-7449
COMPRESSORS, AIR             A B MANUFACTURING, INC.    732 15TH STREET           GRETNA          LA 70053-6424    (504) 367-7449
COMPRESSORS, AIR             DOUGLAS AIR COMPRESSORS    P. O. BOX 1054            DOUGLAS         GA 31533-1054
COMPRESSORS, AIR             POLYSPEDE INDUSTRIAL DIV   6770 TWIN HILLS           DALLAS          TX 75231         (214) 363-7245
COMPRESSORS, AIR             RIX INDUSTRIES, INC.       6460 HOLLIS STREET        EMERVILLE       CA 94608
COMPRESSORS, AIR             SANDAIR CORPORATION        P. O. BOX 688             HARVEY          LA 70059
COMPRESSORS, AIR             SURGI, W. F. EQUIPMENT     P. O. BOX 23715           HARAHAN         LA 70183-0715
COMPUTER EQUIPMENT           DELL MARKETING CORP.       9505 ARBORETUM BLVD.      AUSTIN          TX 78759-7299    (512) 338-4400
COMPUTER EQUIPMENT           DIGITAL SOLUTIONS, INC.    3083 GOLD CANAL, STE 500  RANCHO CORDOVA  CA 95670         (916) 638-5606
COMPUTER EQUIPMENT           KLEINBERG, F. L. & CO.     3551 PEARL STREET         BOULDER         CO 80301-2421    (303) 442-6794
COMPUTER EQUIPMENT           LASERCHARGER ENTERPRISES   4501 RATLIFF LANE         ADDISON         TX 75248         (214) 250-0539
COMPUTER EQUIPMENT           NETWORK GENERATIONS        16 HUGHES, STE C-105      IRVINE          CA 92718         (714) 454-0135
COMPUTER PRODUCTS            CAD/CAM SERVICES           4436 DENVER               PLANO           TX 75093         (214) 867-7205
COMPUTER SERVICES            DANDOL ENTERPRISES, INC.   807 S. MAIN               HIGHLANDS       TX 77562         (713) 426-3591
COMPUTER SUPPLIES/SERVICES   GENERAL COMPUTER SUPPLIES  P. O. BOX 3234            BATON ROUGE     LA 70821         (504) 928-5830
COMPUTER SYSTEMS             SOLID SYSTEMS, INC.        5610 GUHN ROAD            HOUSTON         TX 77040         (713) 895-0500
COMPUTER/PRINTER UPGRADES    FIRST SOURCE INTL., INC.   36 ARGONAUT, SUITE 140    ALISO VIEJO     CA 92656         (714) 588-9866
COMPUTERS                    ARTELL-GUY COMPANY         4038 CANAL STREET         NEW ORLEANS     LA 70119
COMPUTERS                    COMPUTER NEEDS             9230-H FLORIDA BLVD.      PHILDELPHIA     PA 19104-1598


(SMBUS-C)                                                                                                           PAGE -5-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST            10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                      ADDRESS                    CITY          STATE/ZIP          TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS                   ELITE COMPUTER EXCHANGE     2221 W. ARKANSAS STE 102   ARLINGTON     TX 76013         (817) 860-1190
COMPUTERS                   ENTRON COMPUTER CORP.       9001 AIRPORT BLVD. #409    HOUSTON       TX 77061         (713) 941-7007
COMPUTERS                   FACTORY DIRECT INDUSTRIES   3330 N. CAUSEWAY, STE 404  METAIRIE      LA 70002-3573    (504) 830-4719
COMPUTERS                   NATIONAL MARKETING CORP.    536 ESPLANADE ST.          LA PLACE      LA 70068         (504) 651-4410
COMPUTERS                   PETRO PROJECT ENGINEERING   P. O. BOX 1007             LAPLACE       LA 70069         (504) 652-2000
COMPUTERS & SUPPLIES        LA COMPUTER & SOFTWARE      302-A EAST CLUB RD         ST. ROSE      LA 70087         (504) 466-3627
COMPUTERS & SUPPLIES        MODERN BUSINESS MACHINES    4609 FAIRFIELD STREET      METAIRIE      LA 70006         (504) 885-5961
CONCRETE                    CARLO DITTA, INC.           1445 MACARTHUR AVENUE      HARVEY        LA 70058         (504) 347-0272
CONNECTORS                  ARC ASSOCIATES, INC.        600 S. 7TH STREET          DELANO        MN 55328
CONNECTORS                  MICRO MODE PRODUCTS         1870 JOHN TOWERS AVENUE    EL CAJON      CA 92020
CONNECTORS                  REFLANGE GULF COAST         11616 INDUSTRIALPLEX       HOUSTON       TX 77092         (713) 682-5105
CONNECTORS                  T & T PRODUCTS              10611 SATELLITE BLVD.      ORLANDO       FL 32821-8429
CONNECTORS, FLEXIBLE HOSE   HOSE SPECIALTY & SUPPLY     142 ENTERPRISE DRIVE       GRETNA        LA 70056         (504) 367-4283
CONSTRUCTION                DYNAMIC CONTRACT LABOR      P. O. BOX 10142            HOUMA         LA 70363-5990
CONSULTANT SERVICES         SATURN MANAGEMENT SERVS.    18314 RUNNING VINE LANE    SPRING        TX 77379-3921
CONSULTANT SERVICES         SHERBERT BLACH, INC.        510 BERING DR., STE 300    HOUSTON       TX 77057         (713) 972-1244
CONSULTANTS                 FLASH CREATIVE MANAGEMENT   452 CHURCHILL ROAD         TEANECK       NJ 07666         (201) 837-1342
CONSULTANTS, ENVIRONMENTAL  YORK ENVIRONMENTAL SERVCS.  15281 JONES CREEK VLG AVE  BATON ROUGE   LA 70817         (504) 751-4980
CONTAINERS, CHASSIS         TRS RESEARCH                301 E. ESSEX AVENUE        AVENEL        NJ 07001         (908) 636-3300
CONTAINERS, PACKAGING       BOYD MANUFACTURING, INC.    4701 GUASTI ROAD           ONTARIO       CA 91761         (909) 391-9400
CONTAINERS, STORAGE/SHPG.   TRS RESEARCH                301 E. ESSEX AVENUE        AVENEL        NJ 07001         (908) 636-3300
CONTROL SYSTEMS             EAGLE CONTROL SYSTEMS       206 GOVERNMENT STREET      BATON ROUGE   LA 70802         (504) 336-0679
CONTROLS                    ELLIOTT MARINE, INC.        1904 TYLER AVENUE          HOUMA         LA 70360         (504) 876-3445
COPIERS                     LASERCHARGER ENTERPRISES    4501 RATLIFF LANE          ADDISON       TX 75248         (214) 250-0539
COUNSELING SERVICES         OLD METAIRIE COUNSELING     433 METAIRIE RD. STE 208   METAIRIE      LA 70003         (504) 837-1353
COUPLINGS                   NEW BRITAIN RUBBER CO.      P. O. BOX 964              NEW BRITAIN   CT 06050         (203) 223-4547
COUPLINGS & FLANGES         ALL LEVEL PRODUCTS          ROUTE 3, BOX 435-E         HUNTSVILLE    TX 77340         (409) 594-7416
COURIER SERVICE             COURIERS, INC.              902 WILLIAMS, STE C        KENNER        LA 70062         (504) 468-3484
COVERINGS, ALUMINUM         COOL VUE ALUMINUM           2008 ST. FERDINAND ST.     NEW ORLEANS   LA 70117-6994    (504) 943-3316
COVERS, INSULATED           VALLEY DISTRIBUTING         P. O. BOX 6069             SAGINAW       MI 48608         (517) 799-9669
CRANES, LIFT                THOMAS P. THOMPSON, III     189 E. OAKRIDGE PARK       METAIRIE      LA 70005         (504) 833-6045
DECK COVERING               AMERICAN JOINER CONTRS.     P. O. BOX 10540            NEW ORLEANS   LA 70181         (504) 738-1527
DECK COVERING               CHARTRES CORPORATION        P. O. BOX 52305            NEW ORLEANS   LA 70152         (504) 949-8353


(SMBUS-C)                                                                                                       PAGE -6-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST            10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                    VENDOR                      ADRESS                      CITY            STATE/ZIP         TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------

DECK COVERING                DECKS, INC.                 5515 BELAIR ROAD            BALTIMORE       MD 21206
DECK COVERING                J. E. STEIGERWALD CO.       474 CHESAPEAKE PARK PLAZA   BALTIMORE       MD 21220
DECK COVERING                PETROCHEMICAL SERVICES      2121 CHARTRES STREET        NEW ORLEANS     LA 70116        (504) 947-7825
DECK MACHINERY               McELROY MACHINE & MFG.      P. O. BOX 4454              BILOXI          MS 39535-4454   (601) 896-3736
DECK MACHINERY               NEW ENGLAND TRAWLER         291 EASTERN AVENUE          CHELSEA         MA 02150        (617) 884-4354
DEGREASERS                   WARREN CHEMICAL CORP.       P. O. BOX 545               ROBERT          LA 70455        (504) 542-8985
DISTILLERS                   EXSTAR INTERNATIONAL        236 S. FRALEY BLVD.         DUMFRIES        VA 22026
DIVING, COMMERCIAL           SPECIALTY DIVING, INC.      P. O. BOX 2853              HAMMOND         LA 70403        (504) 542-8770
DOORS & WINDOWS, INSULATED   SURE-SEAL WINDOWS HOME      119 SOUTH PLEASANT          GONZALES        LA 70737        (504) 467-0200
DOORS, GLASS REINF PLASTIC   MARINE CLOSURES, INC.       P. O. BOX 398               SPRING VALLEY   CA 92077        (619) 466-3222
DRAFTING SUPPLIES            B.E.V. REPROGRAPHICS        3635 RIDGELAKE DRIVE        METAIRIE        LA 70002        (504) 831-4000
DRAINS, DECK                 LOEFFLER CORPORATION        201 E. LINCOLN HWY.         PENNDEL         PA 19047-4097
DRILLS                       STATE PRODUCTION CO.        535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
DUBMWAITERS                  CHAMPAGNE RESDNCE ELEVS.    101 PASADENA AVE. STE A     METAIRIE        LA 70001        (504) 837-1670
DUCT, SPIRAL & FITTINGS      CONTROL TECHNOLOGIES, INC.  2200 DAVID DRIVE            METAIRIE        LA 70003        (504) 885-2516
DUCT, SPIRAL & FITTINGS      VES, INC.                   5501 FLAGLER STREET         METAIRIE        LA 70002        (504) 446-9525
DUCT, SPIRAL & FITTINGS      WALDO BROTHERS, INC.        P. O. BOX 24128             NEW ORLEANS     LA 70184-4128   (504) 834-8456
EDUCTORS                     DERBYSHIRE MARINE PRODUCTS  BELFIELD AVE & WISTER       PHILDELPHIA     PA 19144        (215) 844-3200
ELECTRICAL                   JOSS, INC.                  5711 LODGE CREEK DRIVE      HOUSTON         TX 77066
ELECTRICAL COMPONENTS        NATIONAL MARKETING CORP.    536 ESPLANADE ST.           LA PLACE        LA 70068        (504) 651-4410
ELECTRICAL EQUIPMENT         AMFAC ELECTRIC SUPPLY CO.   P. O. BOX 30338             NEW ORLEANS     LA 70190        (504) 734-7221
ELECTRICAL EQUIPMENT         ARGO INTERNATIONAL GROUP    5229 RIVER ROAD             NEW ORLEANS     LA 70123        (504) 733-4500
ELECTRICAL EQUIPMENT         BAYOU BOEUF ELECTRICAL      2131 PETERS ROAD            HARVEY          LA 70059        (504) 361-8949
ELECTRICAL EQUIPMENT         BAYOU ELECTRICAL SUPPLY     521 HIGHWAY 171             LAKE CHARLES    LA 70601
ELECTRICAL EQUIPMENT         COMMUNICATIONS ELECTRONIC   4407 VINELAND, STE D-16     ORLANDO         FL 32811
ELECTRICAL EQUIPMENT         DMN ELECTRIC SUPPLY CO.     P. O. BOX 337               PASCAGOULA      MS 39567
ELECTRICAL EQUIPMENT         G & M ELECTRIC SALES        419 N. CLAIBORNE AVE.       NEW ORLEANS     LA 70112        (504) 586-8100
ELECTRICAL EQUIPMENT         GRAYBAR ELECTRIC COMPANY    P. O. BOX 23266             NEW ORLEANS     LA 70183        (504) 733-5450
ELECTRICAL EQUIPMENT         I. C. ELECTRICAL SUPPLY     P. O. BOX 667               HARVEY          LA 70059        (504) 341-4281
ELECTRICAL EQUIPMENT         J. H. JONES COMPANY         8300 MADRID AVENUE          BATON ROUGE     LA 70814        (504) 923-3022
ELECTRICAL EQUIPMENT         KINNAMAN ELECTRIC, INC.     P. O. BOX 486               WILMINGTON      CA 90748        (310) 834-2582
ELECTRICAL EQUIPMENT         L. C. DOANE COMPANY         P. O. BOX 486               ESSEX           CT 06426
ELECTRICAL EQUIPMENT         LONG ELECTRICAL SUPPLY      P. O. BOX 30320             NEW ORLEANS     LA 70190        (504) 524-8322


(SMBUS-C)                                                                                                       PAGE -7-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE                 10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                VENDOR                      ADDRESS                       CITY            STATE/ZIP         TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT     M & T ELECTRICAL CONTRS.    2010 KENDALL ST., N.E.        WASHINGTON      DC 20002
ELECTRICAL EQUIPMENT     M. C. ELECTRIC              1516 STAPLE                   MESQUITE        TX 75149        (214) 289-0515
ELECTRICAL EQUIPMENT     MARTA ELECTRIC, INC.        P. O. BOX 5326                COMPTON         CA 90224
ELECTRICAL EQUIPMENT     NATIONAL MARKETING CORP.    536 ESPLANADE ST.             LA PLACE        LA 70068        (504) 651-4410
ELECTRICAL EQUIPMENT     NMP CORPORATION             P. O. BOX 35493               TULSA           OK 74153        (918) 252-0481
ELECTRICAL EQUIPMENT     NOTOCO INDUSTRIES           2125 WILLIAMS BLVD.           KENNER          LA 70062        (504) 469-2801
ELECTRICAL EQUIPMENT     NULITE ELECTRICAL WHOLES.   P. O. BOX 23581               HARAHAN         LA 70183        (504) 733-3300
ELECTRICAL EQUIPMENT     PAULUHN ELECTRIC MFG.       P. O. BOX 53                  PEARLAND        TX 77588-0053   (713) 485-4311
ELECTRICAL EQUIPMENT     REILY ELECTRICAL SUPPLY     P. O. BOX 188                 METAIRIE        LA 70001        (504) 835-8888
ELECTRICAL EQUIPMENT     RIERAS COMPANY              8540 SPRUCE STREET            NEW ORLEANS     LA 70118        (504) 865-1198
ELECTRICAL EQUIPMENT     ROYTEC INDUSTRIES           306 BELL PARK DRIVE           WOODSTOCK       GA 30188
ELECTRICAL EQUIPMENT     SOUTHERN ELECTRIC SUPPLY    P. O. BOX 23701               HARAHAN         LA 70183        (504) 733-4844
ELECTRICAL EQUIPMENT     STATE PRODUCTION CO.        535 W. GERMANTOWN PIKE        NORRISTOWN      PA 19403
ELECTRICAL EQUIPMENT     SUMMERS ELECTRIC SUPPLY     P. O. BOX 23234               HARAHAN         LA 70183        (504) 733-4567
ELECTRICAL EQUIPMENT     SWOFFORD ELECTRIC SUPPLY    1160 N. GREAT SW PKWY         GRAND PRAIRIE   TX 75050        (214) 647-1671
ELECTRICAL EQUIPMENT     TORRES ELECTRICAL SUPPLY    P. O. BOX 5513                GREENVILLE      SC 29606
ELECTRICAL EQUIPMENT     WESTGATE, INC.              P. O. BOX 1948                BATON ROUGE     LA 70821        (504) 749-2635
ELECTRICAL EQUIPMENT     WESTINGHOUSE ELECTRIC       P. O. BOX 23864               HARAHAN         LA 70183        (504) 733-5790
ELECTRICAL EQUIPMENT     YOUNG ENGINEERING CO.       P. O. BOX 50327               NEW ORLEANS     LA 70150        (504) 581-6292
ELECTRICAL/ELECTRONICS   RADIO PARTS                 1331 PRYTANIA STREET          NEW ORLEANS     LA 70130        (504) 581-5959
ELECTRO OPTICS           DISPLAY TECH                2200 CENTRAL AVENUE           BOULDER         CO 80301
ELECTRONIC COMPONENTS    P.A.K. & ASSOCIATES         3350 WILSHIRE BLVD., STE 270  LOS ANGELES     CA 90010        (213) 427-1997
ELECTRONIC CONNECTORS    DA-GREEN ELECTRONICS        P. O. BOX 486                 SOUTH RIVER     NJ 08881        (908) 254-2735
ELECTRONIC EQUIPMENT     G & M ELECTRIC SALES        419 N. CLAIBORNE AVE.         NEW ORLEANS     LA 70112        (504) 586-8100
ELECTRONIC PRODUCTS      HUTTON COMMUNICATIONS       4112 BILLY MITCHELL DR.       DALLAS          TX 75244-2315   (800) 442-3811
ELECTRONICS              BOSSIER-CADDO ELECTRIC      P. O. BOX 5863                BOSSIER CITY    LA 71111
ELECTRONICS              CAL-WEST PRODUCTS           7538 TRADE STREET             SAN DIEGO       CA 92121
ELECTRONICS              CONTROL GENERAL CORP.       252 MAGNOLIA AVENUE           HOUMA           LA 70630        (504) 872-9002
ELECTRONICS              ELCOMP, INC.                P. O. BOX 878                 CHALMETTE       LA 70044
ELECTRONICS              ELECTRA                     P. O. BOX 830                 ELDORADO        AR 71730
ELECTRONICS              ERIK-A-ELECTRONIC DIST.     2640 S. MRYTLE AVE, #1        MONROVIA        CA 91016
ELECTRONICS              GOPHER ELECTRONICS CO.      222 E. LITTLE CANADA RD       ST. PAUL        MN 55117
ELECTRONICS              GULFSIDE SUPPLY CO.         1517 EDWARDS AVENUE           HARAHAN         LA 70123


(SMBUS-C)                                                                                                       PAGE -8-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                KENT ELECTRONICS              5600 BONHOMME ROAD          HOUSTON         TX 77036
ELECTRONICS                KIMBALL ELECTRONICS           504 E. CENTER               POCATELLO       ID 83201
ELECTRONICS                M.G. ELECTRONICS/EQUIP.       P.O. BOX 23744              HARAHAN         LA 70183        (504) 733-0070
ELECTRONICS                N. JAMES SUPPLY CORP.         P.O. BOX 8202               NASHVILLE       TN 37207
ELECTRONICS                PAR ELECTRONICS               8980 J ROUTE 108            COLUMBIA        MD 21045        (800) 447-9008
ELECTRONICS                RALPH'S IND. ELECTRONICS      P.O. BOX 107                BATON ROUGE     LA 70821        (504) 525-8871
ELECTRONICS                SOUTHERN RADIO SUPPLY         1909 TULANE AVENUE          NEW ORLEANS     LA 70112        (504) 524-2343
ELECTRONICS                TARGETRONIX CORPORATION       6230 COCHRAN ROAD           SOLON           OH 44139
ELECTRONICS                THE SIERRA CORPORATION        938 JEFFERSON AVENUE        GRETNA          LA 70053
ELECTRONICS                TIME ELECTRONICS              10450 STANCLIFF, STE 110    HOUSTON         TX 77099
ELECTRONICS                WILLIAM B. ALLEN SUPPLY       300 N. RAMPART STREET       NEW ORLEANS     LA 70112        (504) 525-8222
ELECTRONICS                WOVEN ELECTRONICS CORP.       P.O. BOX 367                GREENVILLE      SC 29602
ELEVATORS                  CHAMPAGNE RESDNCE ELEVS.      101 PASADENA AVE. STE A     METAIRIE        LA 70001        (504) 837-1670
ENGINE ACCESSORIES         NATIONAL MARKETING CORP.      536 ESPLANADE ST.           LA PLACE        LA 70068        (504) 651-4410
ENGINEERING                MAILLY ENGINEERING            86 NEWBURYPORT TURNPIKE     NEWBURY         MA 01950
ENGINEERING                PETRO PROJECT ENGINEERING     P.O. BOX 1007               LAPLACE         LA 70069        (504)652-2000
ENGINEERING                TAC/TECHNICAL ASSIST. CO.     4702FM 1960 W., STE 266     HOUSTON         TX 77069
ENGINEERING & DESIGN       SUNSHINE HORIZON              2070 SOUTH BALBOA AVE       ONTARIO         CA 91761        (714) 923-4094
ENGINEERING DESIGN         LOCKWOOD GREENE               P.O. BOX 491                SPARTANBURG     SC 29304        (803) 578-2000
ENGINEERING SERVICES       KEYSTONE ENGINEERING, INC.    2439 MANHATTAN, STE 411     HARVEY          LA 70058        (504) 362-9465
ENGINEERING SERVICES       MOHAWK ENGINEERING CO.        BOX 527                     TAZEWELL        TN 37859-0527   (615) 626-5806
ENGINEERING SERVICES       RFP, INC.                     P.O. BOX 655                SAFETY HARBOR   FL 34695
ENGINEERING SERVICES       SOTEC                         5845 RIVER ROAD             NEW ORLEANS     LA 70123        (504) 733-3337
ENGINES, DIESEL            NEW ORLEANS DIESEL, INC.      9600 CHEF MENTEUR HWY.      NEW ORLEANS     LA 70127        (504) 241-0185
EVACUATION DEVICES         CHAMPAGNE RESDNCE ELEVS.      101 PASADENA AVE. STE A     METAIRIE        LA 70001        (504) 837-1670
EXCHANGERS, HEAT           J & L MARINE INDUSTRIES       1500 LAFAYETTE, STE 150A    GRETNA          LA 70053
EXHAUST SYSTEMS            KEY MARINE, INC.              4401 EAST 11TH AVENUE       HIALEAH         FL 33010        (305) 688-6546
FABRICATION                CUSTOM FABRICATION, INC.      2611 SHARON STREET          KENNER          LA 70062        (504) 469-6852
FABRICATION                ENDICOTT PRECISION            1328-30 CAMPVILLE ROAD      ENDICOTT        NY 13760
FABRICATION                FABRICATION DYNAMICS          2102 W. SKELLY DRIVE        TULSA           OK 74107        (918) 446-1638
FABRICATION                POCHE WELDING, INC.           5620 RIVER ROAD             MARRERO         LA 70072        (504) 340-5223
FABRICATION, MACHINE       AL'S MACHINE SHOP, INC.       306 MAVIS                   IRVING          TX 75061        (214) 438-2373
FANS & BLOWERS             DEVLIN & ALPAUGH, INC.        5517 POWELL STREET          NEW ORLEANS     LA 70123        (504) 734-0400

                                                                                                                            PAGE -9-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FASTENERS                  A & B BOLT AND SUPPLY, INC.   P.O. BOX 51912             LAFAYETTE        LA 70505        (318) 234-7317
FASTENERS                  AVIATRIX                      11911 S. PARKER, STE 105   PARKER           CO 80134-4804   (303) 841-9771
FASTENERS                  BATON ROUGE BOLT, INC.        5811 McCANN DRIVE          BATON ROUGE      LA 70809        (504) 296-5070
FASTENERS                  BEST BOLT & NUT CORP.         1324-B DANVILLE STREET     KENNER           LA 70062
FASTENERS                  CAL-WEST PRODUCTS             7358 TRADE STREET          SAN DIEGO        CA 92121
FASTENERS                  FASTENERS, INC.               P.O. BOX 10037             JEFFERSON        LA 70181-0037   (504) 838-9359
FASTENERS                  FEDERAL SCREW & SUPPLY        146 ALBANY AVENUE          LINDENHURST      NY 11757        (516) 226-8002
FASTENERS                  G & G FASTENERS & SUPPLY      P.O. BOX 52                SULPHUR          LA 70664
FASTENERS                  HARDWARE SPECIALTY CO.        48-75 36TH STREET          LONG ISLAND CITY NY 11101        (718) 361-9393
FASTENERS                  HI-TEST LABS, INC.            P.O. BOX 226               BUCKINGHAM       VA 23921
FASTENERS                  HOUSE OF THREADS              2310 PERDIDO STREET        NEW ORLEANS      LA 70119        (504) 821-3200
FASTENERS                  INDUSTRIAL MACHINERY          P.O. BOX 13368             NEW ORLEANS      LA 70185        (504) 523-1492
FASTENERS                  NATIONAL LOCK SCREW CO.       P.O. BOX 18669             FT. WORTH        TX 76118
FASTENERS                  NETWORK USA, INC.             136 WALKER STREET, S.W.    ATLANTA          GA 30313
FASTENERS                  QUALITY BOLT & SCREW          9454 S. CHOCTAW DRIVE      BATON ROUGE      LA 70815
FASTENERS                  SATURN FASTENERS, INC.        400 113TH STREET           ARLINGTON        TX 76011        (817) 640-7144
FASTENERS                  SOUTHEASTERN BOLT & SCREW     P.O. BOX 758               BIRMINGHAM       AL 35201        (205) 328-4551
FASTENERS                  SOUTHERN FASTENERS CORP.      P.O. BOX 1466              MOBILE           AL 36601        (205) 457-5382
FASTENERS                  STAKE FASTENER CO.            14395 RAMONA AVENUE        CHINO            CA 91710
FASTENERS                  STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN       PA 19403
FASTENERS                  T. A. & D. A. TROY CO.        315 FAIRFIELD ROAD         FAIRFIELD        NJ 07006        (800) 443-8769
FASTENERS                  TRAVER INDUSTRIAL SALES       P.O. BOX 3043              HAMMOND          LA 70403        (504) 542-5422
FASTENERS                  VALLEY INDUSTRIAL SUPPLY      205 W. 35TH ST., STE K     NATIONAL CITY    CA 92050-7918   (619) 420-4300
FASTENERS                  WILLIAM H. HASKEL MFG.        P.O. BOX 308               PAWTUCKET        RI 02862
FASTENERS & HARDWARE       TEXAS AIRCRAFT SUPPLY         6310 WEBB LYNN ROAD        ARLINGTON        TX 76018        (817) 472-6928
FASTENERS & HARDWARE       UNITED FASTENER CO., INC.     P.O. BOX 1660              WEST BABYLON     NY 11704        (516) 643-1900
FASTENERS & WELD STUDS     BAILEY ENTERPRISES            7822 WILLOW STREET         NEW ORLEANS      LA 70118-4056   (504) 861-2320
FILTERS                    BARNEY-CHENEY                 P.O. BOX 2526              COLUMBUS         OH 43216
FILTERS                    DEVLIN & ALPAUGH, INC.        5517 POWELL STREET         NEW ORLEANS      LA 70123        (504) 734-0400
FILTERS                    ENVIRONMENTAL ELEMENTS        P.O. BOX 1318              BALTIMORE        MD 21203
FILTERS                    HARLOW FILTER SUPPLY          4843 ALMOND                DALLAS           TX 75247        (216) 631-5566
FILTERS                    PARMATIC FILTER CORP.         88 FORD ROAD               DENVILLE         NJ 07834-1634   (201) 586-9200
FILTERS                    R. H. CREAGER, INC.           P.O. BOX 100               KENNER           LA 60063        (504) 469-6532

                                                                                                                           PAGE -10-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FILTERS                    REILLY-BENTON CO., INC.       P.O. BOX 52346             NEW ORLEANS      LA 70152        (504) 586-1711
FILTERS                    STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN       PA 19403
FILTERS                    UNIVERSAL SILENCER            P.O. BOX 411               STOUGHTON        WI 53589
FILTERS                    VES, INC.                     5501 FLAGLER STREET        METAIRIE         LA 70002        (504) 446-9525
FILTERS, AIR               A B MANUFACTURING, INC.       732 15TH STREET            GRETNA           LA 70053-6424   (504) 367-7449
FILTRATION EQUIPMENT       THE FUEL OIL POLISHING CO.    P.O. BOX 6261              GULFPORT         MS 35908-6261   (601) 663-7817
FIRE & SMOKE DETECTION     HERBERT S. HILLER CORP.       1020 JUSTIN ROAD           METAIRIE         LA 70001        (504) 837-2333
FIRE FIGHTING EQUIPMENT    ALEXANDER-SEVIN, INC.         7830 TOWNSEND PLACE        NEW ORLEANS      LA 70126        (504) 246-9900
FIRE FIGHTING EQUIPMENT    BOOTS & COOTS, INC.           3177 SUMMIT DRIVE          PORT NECHES      TX 77651
FIRE FIGHTING EQUIPMENT    SOTEC                         5845 RIVER ROAD            NEW ORLEANS      LA 70123        (504) 733-3337
FIRE FIGHTING EQUIPMENT    STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN       PA 19403
FIRE FIGHTING EQUIPMENT    TARA BUILDING SPECIALTIES     P.O. BOX 1857              HAMMOND          LA 70404
FIRE PROTECTIVE MATERIAL   DEVELOPMENT PRODUCTS, INC.    9201 COLLINS AVENUE        PENNSAUKEN       NJ 08110        (609) 662-9051
FITTINGS & FLANGES         A C SUPPLY, INC.              P.O. BOX 23667             HARAHAN          LA 70183        (504) 733-5600
FITTINGS & FLANGES         AIRSAN CORPORATION            4554 W. WOOLWORTH AVE.     MILWAUKEE        WI 53218
FITTINGS & FLANGES         ALASKAN COPPER WORKS          P.O. BOX 3546              SEATTLE          WA 98124        (206) 623-5800
FITTINGS & FLANGES         ALLOY DISTRIBUTORS, INC.      P.O. BOX 65161             BATON ROUGE      LA 70792        (504) 356-0175
FITTINGS & FLANGES         ALLOY PRODUCTS, INC.          P.O. BOX 45592             BATON ROUGE      LA 70792
FITTINGS & FLANGES         AMERICAN ALLOYS, INC.         P.O. BOX 15848             BATON ROUGE      LA 70815        (504) 927-1444
FITTINGS & FLANGES         B & M OILFIELD SUPPLY         113 NOLAN ROAD             BROUSSARD        LA 70518
FITTINGS & FLANGES         BBL COMPANY                   P.O. BOX 310               KULPSVILLE       PA 19443        (800) 523-2284
FITTINGS & FLANGES         CAL-WEST PRODUCTS             7538 TRADE STREET          SAN DIEGO        CA 92121
FITTINGS & FLANGES         CARTER CHAMBERS SUPPLY        P.O. BOX 2081              KENNER           LA 70063        (504) 464-4411
FITTINGS & FLANGES         COMBINATION PUMP VALVE        851 N. PRESTON ST.         PHILADELPHIA     WA 96034
FITTINGS & FLANGES         CUNICO CORPORATION            P.O. BOX 306               WILMINGTON       CA 90748-0306   (213) 830-5910
FITTINGS & FLANGES         CUSTOM ALLOY CORPORATION      ROUTE 513                  CALIFON          NJ 07830        (800) 932-0259
FITTINGS & FLANGES         DIXIE MILL SUPPLY CO.         P.O. BOX 52005             NEW ORLEANS      LA 70152        (504) 525-6101
FITTINGS & FLANGES         EMPIRE VALVE & FITTING        15TH ST. & WINDRIM AVE.    PHILADELPHIA     PA 19141        (215) 457-5000
FITTINGS & FLANGES         FLANDER FILTERS, INC.         P.O. BOX 1708              WASHINGTON       NC 27889-1708
FITTINGS & FLANGES         FLUID HANDLING SPECLTS.       11411-A DARRYL DRIVE       BATON ROUGE      LA 70815        (504) 273-2341
FITTINGS & FLANGES         GLNCO FLANGE                  504 EMORY STREET           SAN JOSE         CA 95110
FITTINGS & FLANGES         GULF SUPPLY CO., INC.         P.O. BOX 550               HARVEY           LA 70059        (504) 367-9150
FITTINGS & FLANGES         GUYON GENERAL PIPING          P.O. BOX 3887              BATON ROUGE      LA 70821        (504) 923-1381

                                                                                                                           PAGE -11-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FITTINGS & FLANGES         INDUSTRIAL METALS OF SOUTH    P.O. BOX 10507             JEFFERSON        LA 70181        (504) 586-9191
FITTINGS & FLANGES         MACHINE SPECIALTY MFG.        114 TURN ROW               LAFAYETTE        LA 70508
FITTINGS & FLANGES         MCF ENTERPRISES               4700 BARNETT STREET        METAIRIE         LA 70006        (504) 454-0014
FITTINGS & FLANGES         MIDLAND LOUISIANA, INC.       P.O. BOX 922               KENNER           LA 70063
FITTINGS & FLANGES         MINDECO CORPORATION           P.O. BOX 310               OCEANSIDE        NY 11572        (800) 645-2244
FITTINGS & FLANGES         SOUTHERN METALS/MISSISSIPPI   P.O. BOX 782               LAUREL           MS 39441        (601) 649-7475
FITTINGS & FLANGES         SPECIALTY ALLOYS, INC.        4404 RHODA DRIVE           BATON ROUGE      LA 70816
FITTINGS & FLANGES         STAINLESS PIPING MATERIAL     P.O. BOX 52804             BATON ROUGE      LA 70805        (504) 344-5216
FITTINGS & FLANGES         STANDARD SUPPLY & HDWE        P.O. BOX 60620             NEW ORLEANS      LA 70160        (504) 586-8400
FITTINGS & FLANGES         STATE PRODUCTION CO.          535 W. GERMANTOWN DRIVE    NORRISTOWN       PA 19403
FITTINGS & FLANGES         SUNBELT SUPPLY & TOOL         5515 POWELL STREET         JEFFERSON        LA 70121        (504) 736-0000
FITTINGS & FLANGES         TAYLOR FORGE STAINLESS        P.O. BOX 610               SOMERVILLE       NJ 08876        (800) 223-1068
FITTINGS & FLANGES         TRI-STAR SUPPLY CO., INC.     1906 ENGINEERS ROAD        BELLE CHASSE     LA 70037        (504) 394-4888
FITTINGS & FLANGES         TRINITY PIPE & FITTINGS       P.O. BOX 6937              METAIRIE         LA 70009-6937   (504) 455-0333
FITTINGS & FLANGES         VINSON SUPPLY CO.             P.O. BOX 164               HARVEY           LA 70059        (504) 340-1301
FITTINGS & FLANGES         W & O SUPPLY, INC.            1406 DEALERS AVENUE        HARAHAN          LA 70123        (504) 733-4277
FITTINGS, STAINLESS STEEL  SISCO                         P.O. BOX 15586             BATON ROUGE      LA 70895        (504) 275-5200
FITTINGS, TUBE             DRUE INDUSTRIES, INC.         P.O. BOX 589               BARKER           TX 77413-0589   (713) 589-6900
FLAGS & BANNERS            FLAG & BANNER COMPANY         543 DUMAINE STREET         NEW ORLEANS      LA 70116        (504) 522-2204
FLANGES & COUPLINGS        MARMIC INDUSTRIES, INC.       834 WHITMAN SCHOOL ROAD    TURNERSVILLE     NJ 08012
FLOOR CARE                 EARLINE'S JANITORIAL SERV.    8731 LOMOND ROAD           NEW ORLEANS      LA 70127-1537   (504) 244-8946
FLOOR COVERING             CHEMBOND FLOORING SYSTEMS     P.O. BOX 877               LA GRANGE        GA 30241        (404) 845-1000
FLOTATION DEVICES          MUSTANG INDUSTRIES            3810 JACOMBS ROAD          RICHMOND         BC CANADA
FOAM, POLYURETHANE         REILLY-BENTON CO., INC.       P.O. BOX 52346             NEW ORLEANS      LA 70152        (504) 586-1711
FOOD PREPARATION EQUIP.    NATIONAL MARKETING CORP.      536 ESPLANADE ST.          LA PLACE         LA 70068        (504) 641-4410
FOOD PRODUCTS MACHY.       KLINGE CORPORATION            P.O. BOX 3608              YORK             PA 17402        (717) 840-4500
FORGINGS                   ELLWOOD CITY FORGE CORP.      P.O. BOX 31                ELWOOD CITY      PA 16117
FORGINGS                   ELLWOOD TEXAS FORGE           P.O. BOX 1477              HOUSTON          TX 77251-1477   (713) 434-5186
FORK LIFTS                 LOBO LIFT, INC.               7121 WASHINGTON AVE.       ALBUQUERQUE      NK 87109
FORMS, BUSINESS            DIXIE MARKETING GROUP         510 LAFAYETTE STREET       GRETNA           LA 70053        (504) 361-3453
FORMS, BUSINESS            RENCO BUSINESS FORMS          P.O. BOX 7846              METAIRIE         LA 70010-7846   (504) 454-5043
FOUNTAINS, DRINKING        VALLEY INDUSTRIAL SUPPLY      205 W. 35TH ST., STE K     NATIONAL CITY    CA 92050-7918   (619) 420-4300
FRAMES                     BEACH, LTD.                   2304 21ST STREET           KENNER           LA 70072        (504) 467-2070

                                                                                                                           PAGE -12-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FUEL                       CONOCO OIL COMPANY            P.O. BOX 1032               EUNICE          LA 70535
FUEL                       J. MANOCO, INC.               P.O. BOX 74007              BATON ROUGE     LA 70874        (504) 359-6703
FUEL                       TRANS-GULF FUEL, INC.         P.O. BOX 313                GOLDEN MEADOW   LA 70357
FUELS & LUBRICANTS         NATIONAL MARKETING CORP.      536 ESPLANADE ST.           LA PLACE        LA 70368        (504) 651-4410
FURNITURE                  NATIONAL MARKETING CORP.      536 ESPLANADE ST.           LA PLACE        LA 70368        (504) 651-4410
GAGEBOARDS                 BAILEY ENTERPRISES            7822 WILLOW STREET          NEW ORLEANS     LA 70118-4056   (504) 861-2320
GALLEY EQUIPMENT           ALEXANDER-SEVIN, INC.         7830 TOWNSEND PLACE         NEW ORLEANS     LA 70126        (504) 246-9900
GALLEY EQUIPMENT           BLUME WORLDWIDE SERVICE       246 MAMARONECK ROAD         SCARSDALE       NY 10583
GALLEY EQUIPMENT           BOSTON SUPERMARKET/BAKERY     1470 S. ANAHEIM, STE. G     ANAHEIM         CA 92805
GALLEY EQUIPMENT           FOOD SERVICE EQUIPMENT        P.O. BOX 13168              TAMPA           FL 33681-3168   (813) 839-5341
GALLEY EQUIPMENT           G.R. SPEER CO., INC.          P.O. BOX 39274              SAN ANTONIO     TX 78218        (512) 646-8432
GALLEY EQUIPMENT           GAYLORD INDUSTRIES, INC.      P.O. BOX 1149               TUALATIN        OR 97062-1149   (503) 691-2010
GALLEY EQUIPMENT           GAYLORD VENTILATOR EAST       37 VREELAND ROAD            FLORHAM PARK    NJ 08932
GALLEY EQUIPMENT           GENERAL FOOD EQUIP/SUPPLY     P.O. BOX 158                SAN ANTONIO     TX 78291
GALLEY EQUIPMENT           H.E. GREEN & ASSOC., INC.     P.O. BOX 3207               GULFPORT        MS 39503        (601) 391-3985
GALLEY EQUIPMENT           RUSS EQUIPMENT CO., INC.      P.O. BOX 23029              NEW ORLEANS     LA 70183        (504) 737-3823
GALLEY EQUIPMENT           VES, INC.                     5501 FLAGLER STREET         METAIRIE        LA 70002        (504) 446-9525
GAS FREEING                G.R. SPEER CO., INC.          P.O. BOX 39274              SAN ANTONIO     TX 78218        (512) 646-8432
GAS FREEING                GULF TANK CLEANING            1205 BERKLEY                HOUSTON         TX 77012
GAS FREEING                H.E. GREEN & ASSOC., INC.     P.O. BOX                    GULFPORT        MS 39503        (601) 391-3985
GAS FREEING                RUSS EQUIPMENT CO., INC.      P.O. BOX 23029              NEW ORLEANS     LA 70183        (504) 737-3823
GASES                      ENERCOR, INC.                 1502 AUGUSTA DR, #250       HOUSTON         TX 77057-2454   (713) 977-8793
GASKETS                    ADVANCED SEALS & PACKING      P.O. BOX 712                HARVEY          LA 70059        (504) 367-7325
GASKETS                    CAPITAL RUBBER & SPECIALTY    P.O. BOX 2483               BATON ROUGE     LA 70821
GASKETS                    GULF BELTING & GASKET CO.     P.O. BOX 51869              NEW ORLEANS     LA 70151        (504) 522-9613
GASKETS                    GULF BELTING & GASKET CO.     P.O. BOX 51869              NEW ORLEANS     LA 70151        (504) 522-9613
GASKETS                    LAMONS METAL GASKET CO.       P.O. BOX 23432              HARAHAN         LA 70183        (504) 733-4211
GASKETS                    PRIOR GASKETS, INC.           P.O. BOX 271063             DALLAS          TX 75227        (800) 227-9341
GASKETS                    THE SIERRA CORPORATION        938 JEFFERSON AVENUE        GRETNA          LA 70053
GAUGES                     WEKSLER INSTRUMENT CO.        80 MILL ROAD                FREEPORT        NY 11520        (516) 623-0100
GENERAL CONTRACTING        PFAFF, BILL CONTRACTORS       5501 POWELL STREET          HARAHAN         LA 70123        (504) 738-9798
GENERAL CONTRACTING        TRIPLE J&B CONTRACTORS        P.O. BOX 396                GLEN DANIEL     WV 25844        (304) 934-7983
GENERATOR REPAIR           ARCCO COMPANY SERVICES        10431 MAMMOTH AVENUE        BATON ROUGE     LA 70814        (504) 927-2722

                                                                                                                           PAGE -13-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST               10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
GENERATOR SETS             KEM EQUIPMENT, INC.           4301 LEARY WAY N.W.         SEATTLE         WA 96107
GENERATOR SETS             KLINGE CORPORATION            P.O. BOX 3608               YORK            PA 17402        (717) 840-4500
GENERATORS, ELECTRIC       POLYSPEDE INDUSTRIAL DIV      6770 TWIN HILLS             DALLAS          TX 75231        (214) 363-7245
GRAPHIC DESIGN             LASER SERVICES                4841 ZENITH, STE 10         METAIRIE        LA 70001        (504) 454-3630
GRAPHICS SUPPLIES          SLS ARTS, INC.                5524 MOUNES STREET          NEW ORLEANS     LA 70123        (504) 733-1104
GRINDERS                   REFLANGE GULF COAST           11616 INDUSTRIALPLEX        HOUSTON         TX 77092        (713) 682-5105
GRINDING                   L.M. GILL WELDING             P.O. BOX 185 BUCKLAND       MANCHESTER      CO 06040
HALON AFFF, S.W. EQUIPMENT BETE FOG NOZZLE, INC.         324 WELLS STREET            GREENFIELD      MA 01301        (504) 892-3870
HARDWARE                   AMERICAN INDUSTRIAL HDWE      22873 LOCKNESS AVE          TORRANCE        CA 90501        (213) 326-3860
HARDWARE                   KEY MARINE, INC.              4401 EAST 11TH AVENUE       HIALEAH         FL 33013        (305) 688-6546
HARDWARE                   VALLEY INDUSTRIAL SUPPLY      205 W. 35TH ST., STE K      NATIONAL CITY   CA 92050-7918   (619) 420-4300
HEAT EXCHANGERS            CONSECO                       611 NORTH ROAD              MEDFORD         WI 54451
HEAT EXCHANGERS            FISCHER ENGINEERING, LTD.     BOX 13743                   NEW ORLEANS     LA 70185        (504) 831-6656
HEAT EXCHANGERS            GULF STATES ENGINEERING       P.O. BOX 26156              NEW ORLEANS     LA 70186        (504) 241-8510
HEAT EXCHANGERS            INDUSTRIAL AIR SERVICE        P.O. BOX 649                UNION           MO 63084        (800) 527-1425
HEATERS                    ALEXANDER-SEVIN, INC.         7830 TOWNSEND PLACE         NEW ORLEANS     LA 70126        (504) 246-9900
HEATERS, ELECTRIC          AWC, INC.                     6655 EXCHEQUER DRIVE        BATON ROUGE     LA 70895        (800) 364-0292
HEATERS, ELECTRIC          CAL-WEST PRODUCTS             7538 TRADE STREET           SAN DIEGO       CA 92121
HEATERS, ELECTRIC          INDEECO ENGINEERING           425 HANLEY INDUSTRIAL CT.   ST. LOUIS       MO 63144        (314) 644-4300
HEATERS, ELECTRIC          LONG ELECTRICAL SUPPLY        P.O. BOX 30320              NEW ORLEANS     LA 70190        (504) 524-8322
HEATERS, ELECTRIC          MCINTYRE ENGINEERING          201 SOUTH HILL DRIVE        BRISBANE        CA 94005        (415) 468-3560
HEATERS, ELECTRIC          ROSS & PETHTELL, INC.         P.O. BOX 15223              BATON ROUGE     LA 70895
HEATERS, ELECTRIC          VALAD ELECTRIC HEATING        161 WILDEY STREET           TARRYTOWN       NY 10591        (914) 631-4927
HEATERS, HOT WATER         ELECTRIC HEATER COMPANY       45 SEYMOUR STREET           STRATFORD       CT 06497-0288
HEATING SUPPLIES           WENCO PARTS & SUPPLY CO.      5817 CITRUS BLVD., STE J    HARAHAN         LA 70123        (504) 734-9045
HELICOPTER TIEDOWNS        BREEZE-EASTERN CORP.          700 LIBERTY AVENUE          UNION           NJ 07083        (201) 686-4000
HELICOPTER TIEDOWNS        LINE FAST CORPORATION         805 GRUNDY AVENUE           HOLBROOK        NY 11741
HELICOPTER TIEDOWNS        PECK & HALE                   180 DIVISION AVENUE         W. SAYVILLE, LI NY 11796
HOISTS                     CHAMPAGNE RESDNCE ELEVS.      101 PASADENA AVE. STE A     METAIRIE        LA 70001        (504) 837-1670
HOSES                      NEW BRITAIN RUBBER CO.        P.O. BOX 964                NEW BRITAIN     CT 06050        (203) 223-4547
HOSES                      TRAVER INDUSTRIAL SALES       P.O. BOX 3043               HAMMOND         LA 70403        (504) 542-5422
HOSES & FITTINGS           AEROSPACE SUPPLY NORTH        225 N. BARRANCO AVENUE      W. COVINA       CA 91791        (618) 858-1950
HOSES & FITTINGS           C.V. HAROLD RUBBER CO.        P.O. BOX 13688              NEW ORLEANS     LA 70185        (504) 821-5944

(SMBUS-C)                                                                                                                  PAGE -14-


AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST               10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
HOSES & FITTINGS           CAL-WEST PRODUCTS             7538 TRADE STREET           SAN DIEGO       CA 92121
HOSES & FITTINGS           FABACHER, INC.                P.O. BOX 899                HARVEY          LA 70059        (504) 362-5901
HOSES & FITTINGS           HOSE SPECIALTY & SUPPLY       142 ENTERPRISE DRIVE        GRETNA          LA 70056        (504) 367-4283
HOSES & FITTINGS           HYDRADYNE HYDRAULICS          P.O. BOX 760                HARVEY          LA 70059        (504) 394-7256
HOSES & FITTINGS           INDUSTRIAL & MARINE EQUIP.    5801 PLAUCHE COURT          HARAHAN         LA 70123        (504) 733-5030
HOSES & FITTINGS           LEE ENGINEERING SUPPLY        P.O. BOX 23340              HARAHAN         LA 70183        (504) 733-3333
HOSES & FITTINGS           MELVILLE EQUIPMENT, INC.      P.O. BOX 577                HARVEY          LA 70059        (504) 368-1644
HOSES & FITTINGS           RIVER RUBBER & BELTING        P.O. BOX 23624              HARAHAN         LA 70183        (504) 733-8843
HOSES & FITTINGS           SOUTHEAST HOSE & CONNCTRS.    10434 MAMMOTH AVENUE        BATON ROUGE     LA 70814        (504) 925-8149
HOSES & FITTINGS           SOUTHLAND FIRE & SAFETY       P.O. BOX 1307               GONZALES        LA 70737        (504) 647-5371
HOSES & FITTINGS           STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
HOSES & FITTINGS           TAB INDUSTRIES                P.O. BOX 1506               PASCAGOULA      MS 39568        (800) 624-0796
HOSES & FITTINGS           THE SIERRA CORPORATION        938 JEFFERSON AVENUE        GRETNA          LA 70053
HOSES & FITTINGS           THE WESTON COMPANY, INC.      P.O. BOX 53252              NEW ORLEANS     LA 70153        (504) 486-6653
HOSES & FITTINGS           TRIPLEX, INC.                 P.O. BOX 23605              HARAHAN         LA 70183        (504) 733-8042
HOSES & GAUGES             DRUE INDUSTRIES, INC.         P.O. BOX 589                BARKER          TX 77413-0589   (713) 589-6900
HOSES/FIRE FIGHTING EQUIP. JGB ENTERPRISES, INC.         P.O. BOX 209                LIVERPOOL       NY 13088-0209   (315) 451-2770
I.C. EQUIPMENT             NMP CORPORATION               P.O. BOX 35493              TULSA           OK 74153        (918) 252-0481
IGNITIONS & PARTS          STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
INDICATORS, RUDDER ANGLE   CONTROL GENERAL CORP.         252 MAGNOLIA AVENUE         HOUMA           LA 70630        (504) 872-9002
INDICATORS, RUDDER ANGLE   ELECTRIC TACHOMETER CORP.     68TH & UPLAND STREETS       PHILADELPHIA    PA 19142
INDICATORS, RUDDER ANGLE   MCNAB, INC.                   20 N. MACQUESTEN PARKWAY    MOUNT VERNON    NY 10550-1897   (914) 699-1616
INDUSTRIAL SUPPLIES        ACE INDUSTRIAL PRODUCTS       P.O. BOX 78447              SHREVEPORT      LA 71137
INDUSTRIAL SUPPLIES        CIRCLE M SUPPLY COMPANY       P.O. BOX 53791              LAFAYETTE       LA 70505
INSTRUMENTATION            ADVANCED RESEARCH, INC.       P.O. BOX 3131               BILLINGS        MT 59103-3131   (800) 333-7254
INSTRUMENTATION            AWC, INC.                     6655 EXCHEQUER DRIVE        BATON ROUGE     LA 70895        (800) 364-0292
INSTRUMENTATION            INSTRUMENT TECH CORP.         15060 BELTWOOD PKWY. E.     DALLAS          TX 75244        (214) 458-8785
INSTRUMENTATION            KEANE CONTROLS CORP.          1600 ORANGETHORPE WAY       ANAHEIM         CA 92801        (714) 526-3341
INSTRUMENTATION            PROCESS MEASUREMENTS          9643 INTERLINE AVE.         BATON ROUGE     LA 70809        (504) 927-9415
INSTRUMENTATION            WESTGATE, INC.                P.O. BOX 1948               BATON ROUGE     LA 70821        (504) 749-2635
INSULATION                 AC SUPPLY, INC.               P.O. BOX 23667              HARAHAN         LA 70183        (504) 733-5600
INSULATION                 ADVANCE PRODUCTS/SYSTEMS      P.O. BOX 53096              LAFAYETTE       LA 70505
INSULATION                 EAGLE, INC.                   P.O. BOX 51568              NEW ORLEANS     LA 70151        (504) 522-7781

(SMBUS-C)                                                                                                                  PAGE -15-


AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                     CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
INSULATION                 PETRIN CORP.                  P.O. BOX 330                PORT ALLEN      LA 70767-0330   (504) 343-0471
INSULATION                 QUALITY MARINE & INDUSTRL     2827 ANDREW STREET          PASCAGOULA      MS 39567        (601) 769-5075
INSULATION                 R-SQUARE INVESTMENTS          1980 RAFE MEYER ROAD        BATON ROUGE     LA 70807
INSULATION                 REILLY-BENTON CO., INC.       P.O. BOX 52346              NEW ORLEANS     LA 70152        (504) 586-1171
INSULATION                 THORPE PRODUCTS, INC.         P.O. BOX 369                GONZALES        LA 70707        (800) 423-7922
INSULATION                 WENCO PARTS & SUPPLY CO.      5817 CITRUS BLVD., STE J    HARAHAN         LA 70123        (504) 734-9045
JANITORIAL PRODUCTS        ECO-SAFE INTL., INC.          P.O. BOX 86115              BATON ROUGE     LA 70879-6115   (504) 272-4876
JANITORIAL SERVICE         EARLINE'S JANITORIAL SERV.    8731 LOMOND ROAD            NEW ORLEANS     LA 70127-1537   (504) 244-8946
JANITORIAL SERVICES        IMPERIAL SERVICES OF N.O.     #2 CANAL ST., STE 346       NEW ORLEANS     LA 70130        (504) 523-0551
JANITORIAL SERVICES        J. S. JANITORIAL SERVS.       3226 DEERS STREET           NEW ORLEANS     LA 70122        (504) 949-0130
JANITORIAL SUPPLIES        CRESCENT PAPER COMPANY        2900 WINSTON STREET         NEW ORLEANS     LA 70131        (504) 394-9798
JANITORIAL SUPPLIES        NATIONAL MARKETING CORP.      536 ESPLANADE ST.           LA PLACE        LA 70068        (504) 651-4410
JOINER WORK                AMERICAN JOINER CONTRS.       P.O. BOX 10540              NEW ORLEANS     LA 70181        (504) 738-1527
JOINER WORK                GENERAL MARINE INDUSTRIES     5883 STATE HWY 303 N.E.     BREMERTON       WA 98310
JOINER WORK                JAMESTOWN METAL MARINE        4710 N.W. 2ND, STE 400      BOCA RATON      FL 33431        (407) 994-3900
JOINER WORK                SUPERIOR MARINE PRODUCTS      15-32 127TH STREET          COLLEGE POINT   NY 11356
JOINTS, EXPANSION          ATLANTIC JOHNSON, INC.        P.O. BOX 2595               WATERBURY       CT 06723-2595
JOINTS, EXPANSION          C. V. HAROLD RUBBER CO.       P.O. BOX 13688              NEW ORLEANS     LA 70185        (504) 821-5944
JOINTS, EXPANSION          DAVID FRIED & ASSOCIATES      P.O. BOX 24726              NEW ORLEANS     LA 70184        (504) 822-5600
JOINTS, EXPANSION          FABACHER, INC.                P.O. BOX 899                HARVEY          LA 70059        (504) 362-5901
JOINTS, EXPANSION          FLEXIBLE METAL HOSE MFG.      345 FISHER AVENUE           COSTA MESA      CA 92626        (714) 751-1000
JOINTS, EXPANSION          GULF BELTING & GASKET CO.     P.O. BOX 51869              NEW ORLEANS     LA 70151        (504) 522-9613
JOINTS, EXPANSION          GULF STATES ENGINEERING       P.O. BOX 26156              NEW ORLEANS     LA 70186        (504) 241-8510
JOINTS, EXPANSION          HYSPAN PRECISION PRODUCTS     1685 BRANDYWINE AVENUE      CHULA VISTA     CA 92011
JOINTS, EXPANSION          MERCER RUBBER COMPANY         115 WALNUT STREET           PHILADELPHIA    PA 19106        (215) 425-6700
JOINTS, EXPANSION          RIVER RUBBER & BELTING        P.O. BOX 23624              HARAHAN         LA 70183        (504) 733-8843
JOINTS, EXPANSION          STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE      NORRISTOWN      PA 19403
JOINTS, EXPANSION          TRIPLEX, INC.                 P.O. BOX 23605              HARAHAN         LA 70183        (504) 733-8042
JOINTS, EXPANSION          UNAFLEX RUBBER CORP.          2056 N. DIXIE HIGHWAY       FT. LAUDERDALE  FL 33305        (800) 327-1286
KNOBS, AEROSPACE           AEROSPACE KNOB CO.            14395 RAMONA AVENUE         CHINO           CA 91710
LABEL PLATES               ADHESA PLATE MFG.             P.O. BOX 84723              SEATTLE         WA 98124
LABEL PLATES               MILLER DIAL CORP.             4400 N. TEMPLE CITY BLVD.   EL MONTE        CA 91731        (818) 444-4555
LABEL PLATES               PRECISION ARTS & GRAPHICS     809 FINCASTLE COURT         VIRGINIA BEACH  VA 23456-3322   (804) 430-4449

                                                                                                                           PAGE -16-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
LABEL PLATES, ENGRAVING    MERL'S ENGRAVING              750 VICE ROAD              HOUMA            LA 70363
LADDERS                    COAST MARINE & INDUSTRIAL     390 JEFFERSON STREET       SAN FRANCISCO    CA 94133        (415) 673-1927
LADDERS                    GOSSETT'S, INC.               310 STEVENS STREET         PICAYUNE         MS 39466
LADDERS & STAIRS           ST. PIERRE'S FABRICATION      P.O. BOX 639               DESTREHAN        LA 70047        (504) 652-1180
LAMPS, INCANDESCENT        LAMPTRONIX CO., LTD.          81 NORTH WILLIAMS ST.      CRYSTAL LAKE     IL 60014        (815) 455-0400
LANDSCAPING EQUIPMENT      APPEL TRACTORS, INC.          8640 PERKINS ROAD          BATON ROUGE      LA 70810        (504) 766-5296
LEAD CASTINGS              SOLIDIFORM, INC.              P.O. BOX 7656              FT. WORTH        TX 76111        (817) 831-2626
LEGAL SERVICES             HAVARD & ASSOCIATES           P.O. BOX 22584             HOUSTON          TX 77227        (713) 650-1400
LIGHT FIXTURES             COMSACO MARINE                SUFFOLK COUNTY AIRPORT     W.HAMPTON BEACH  NY 11978
LIGHT FIXTURES             HARDWARE SPECIALTY CO.        48-75 36TH STREET          LONG ISLAND CITY NY 11101        (718) 361-9393
LIGHT FIXTURES             L. ROWE COMPANY               66 HOLTON STREET           WOBURN           MA 01801
LIGHT FIXTURES             LAMPTRONIX COMPANY, LTD.      81 N. WILLIAMS STREET      CRYSTAL LAKE     IL 60014-4443
LIGHT FIXTURES             MURRAY BENJAMIN CO., INC.     174 VANDERBILT AVENUE      BROOKLYN         NY 11205        (718) 596-2100
LIGHT FIXTURES             RADIANT ILLUMINATION          7121 CASE AVENUE           N. HOLLYWOOD     CA 91605
LIGHT FIXTURES             ROFLAN MANUFACTURING CO.      P.O. BOX 913               NEWBURYPORT      MA 01950-5613
LIGHT FIXTURES             SEACOAST ELECTRIC             1505 OLIVER STREET         HOUSTON          TX 77007        (713) 868-3636
LIGHT FIXTURES             U.S. PIONEER                  P.O. BOX 472065            TULSA            OK 74147        (918) 663-0122
LIGHT FIXTURES             WILLIAMS & WATTS              2 MADISON ROAD             FAIRFIELD        NJ 07006        (508) 588-5434
LIGHTS, SEARCH             CARLISLE & FINCH COMPANY      4562-T.W. MITCHELLA AVE.   CINCINNATI       OH 45232        (513) 681-6080
LOCKERS/ENCLOSURES         GLENNAIRE, INC.               P.O. BOX 2034              GRETNA           LA 70054        (504) 392-9552
LOCKS                      LOCKMASTERS, INC.             5085 DANVILLE ROAD         NICHOLASVILLE    KY 40356        (606) 885-6041
LOGISTICS SERVICES         RFP, INC.                     P.O. BOX 655               SAFETY HARBOR    FL 34695
LOGISTICS SUPPORT          ELS, INC.                     5201 LEESBURG PIKE         FALLS CHURCH     VA 22041        (703) 284-7600
LUBRICANTS                 CAL-WEST PRODUCTS             7538 TRADE STREET          SAN DIEGO        CA 92121
LUBRICANTS                 J. MANOCO, INC.               P.O. BOX 74007             BATON ROUGE      LA 70874        (504) 359-6703
LUBRICANTS                 POWER DYNAMICS                P.O. BOX 992               HARVEY           LA 70059        (504) 361-0421
LUBRICANTS                 STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN       PA 19403
LUMBER PRODUCTS            BARNES FOREST PRODUCTS, INC.  P.O. BOX 23547             JACKSON          MS 39225-3547   (601) 939-2374
LUMBER/MILLWORK            RIVERSIDE LUMBER COMPANY      5451 MORRISON ROAD         NEW ORLEANS      LA 70126        (504) 242-6624
MACHINE COMPONENTS         NORBERT INDUSTRIES, INC.      38111 COMMERCE DRIVE       STERLING HEIGHTS MI 48312        (312) 977-9200
MACHINE FABRICATION        AL'S MACHINE SHOP, INC.       306 MAVIS                  IRVING           TX 75061        (214) 438-2373
MACHINE TOOLS              IMPERIAL MACHINE & TOOL       405 KIRBY                  GARLAND          TX 75042        (214) 494-5956
MACHINE TOOLS              SULLIVAN TOOL & MFG.          607 E. HWY. 67             DUNCANVILLE      TX 75137

                                                                                                                           PAGE -17-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST               10 MAY 1995


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COMMODITY                   VENDOR                       ADDRESS                      CITY            STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
MACHINE WORK, GENERAL       GORDON MACHINE WORKS         6337 JERSEY GOLD ROAD        KEITHVILLE      LA 71047       (504) 925-9534
MACHINED CASTINGS           SECURITY SIGNALS, INC.       P.O. BOX 910                 CORDOVA         TN 36018       (901) 754-7228
MACHINING                   BURRCO MACHINE WORKS         2156 MASON STREET            ALEXANDRIA      LA 71301-6108  (318) 442-1009
MACHINING                   DAVE WHITAKER & SONS         345 HIGHWAY 465              SIEPER          LA 71472       (318) 793-2765
MACHINING                   GULF SOUTH MACHINE           P.O. BOX 268                 PONCHATOULA     LA 70454-0268  (504) 386-9401
MACHINING                   HI-ALLOY PRODUCTS, INC.      P.O. BOX 8571                HOUSTON         TX 77249       (713) 869-8181
MACHINING                   J. F. FREDERICKS TOOL CO.    25 SPRINGS LANE              FARMINGTON      CT 06032
MACHINING                   R & J MACHINING              105 MAPLE CIRCLE             SLIDELL         LA 70458
MACHINING                   SCOLARO TOOL COMPANY         P.O. BOX 95                  BRISTOL         RI 02809
MACHINING                   STANLEY MACHINING & TOOL     425 MAPLE AVENUE             CARPENTERSVILLE IL 60110       (708) 426-4560
MACHINING                   SULLIVAN TOOL & MFG.         607 E. HWY. 67               DUNCANVILLE     TX 75137
MACHINING                   VIERECK COMPANY              10220 OLD COLUMBIA ROAD      COLUMBIA        MD 21046-1716  (301) 621-8343
MACHINING & BOLTING         REFLANGE GULF COAST          11616 INDUSTRIALPLEX         HOUSTON         TX 77092       (713) 682-5105
MACHINING & FABRICATION     DIXIE MACHINE-WELDING        1031 ANNUNCIATION ST.        NEW ORLEANS     LA 70130       (504) 581-3088
MACHINING & FABRICATION     MODERN ENGINEERING, INC.     P.O. BOX 717                 ABBEYVILLE      LA 70510       (318) 893-0591
MACHINING & FABRICATION     VIRGINIA MACHINE & SUPPLY    824 39TH STREET              NEWPORT NEWS    VA 23607       (804) 380-8500
MACHINING & MILLING         L. M. GILL WELDING           P.O. BOX 185 BUCKLAND        MANCHESTER      CO 06040
MACHINING & MILLING         VIC MACHINE COMPANY          32 MECHANIC AVENUE           WOONSOCKET      RI 02895
MACHINING TOOLS             MDC INDUSTRIES, INC.         COLLINS & WILLARD STS.       PHILADELPHIA    PA 19134       (215) 426-5925
MAILING SERVICES            OMEGA MAILING SYSTEMS        1328 PECAN AVENUE            METAIRIE        LA 70001       (504) 454-2409
MARKETING                   SOUTHWEST MARKETING          2040 SPRING CREEK PKWY.#141  PLANO           TX 95023       (214) 326-5029
MATERIAL HANDLING EQUIP.    BOYD MANUFACTURING, INC.     4701 GUASTI ROAD             ONTARIO         CA 91761       (909) 391-9400
MATERIAL HANDLING EQUIP.    J.R. EQUIPMENT CORP.         P.O. BOX 10622               JEFFERSON       LA 70181       (504) 835-5451
MATERIAL HANDLING EQUIP.    NATIONAL MARKETING CORP.     536 ESPLANADE ST.            LA PLACE        LA 70068       (504) 651-4410
MATTRESSES                  HERNANDEZ MATTRESS, INC.     2324 PORT STREET             NEW ORLEANS     LA 70117       (504) 944-5571
MEDICAL & SURGICAL SUPPLIES CLINIPAD CORPORATION         66 HIGH STREET               GUILFORD        CT 06437       (203) 453-6543
MEDICAL EQUIPMENT           ALEXANDER-SEVIN, INC.        7830 TOWNSEND PLACE          NEW ORLEANS     LA 70126       (504) 246-9900
MEDICAL EQUIPMENT           BAYOU MEDICAL & TEXTILES     407 S. TYLER STREET          COVINGTON       LA 70433
MEDICAL EQUIPMENT           C & C WELDERS SUPPLY CO.     P.O. BOX 23                  SLIDELL         LA 70459
MEDICAL EQUIPMENT           MEDICAL EQUIPMENT COMPANY    1532 RIVER OAKS              HARAHAN         LA 70123       (504) 733-6071
MEDICAL EQUIPMENT           NATIONAL MARKETING CORP.     536 ESPLANADE ST.            LA PLACE        LA 70068       (504) 651-4410
MEDICAL EQUIPMENT           OWENS & MINOR, INC.          700 ELMWOOD PARK BLVD.       HARAHAN         LA 70123       (504) 733-3622
MEDICAL EQUIPMENT/SUPPLIES  PHYSIO-CONTROL CORP.         P.O. BOX 97006               REDMOND         WA 98073-9706  (206) 867-4542

(SMBUS-C)                                                                                                                  PAGE -18-


AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
METAL FABRICATION          GENERAL KINETICS, INC.        11205 SATELLITE BLVD.      ORLANDO          FL 32837        (407) 859-2040
METAL MANUFACTURING        ALL-PHASE MANUFACTURING       3619 MONTESQUICU STREET    CHALMETTE        LA 70043        (504) 271-4678
METALS, NON-FERROUS        ALLOYS & COMPONENTS, S.W.     2330 QUINCY STREET         DALLAS           TX 75212        (214) 637-9301
METALS, NON-FERROUS        RIVER PARISHES METALS         100 WEST FIFTH STREET      LA PLACE         LA 70068        (504) 651-4058
METALS, NON-FERROUS        ST. PIERRE'S FABRICATION      P.O. BOX 639               DESTREHAN        LA 70047        (504) 652-1180
MICROFILM/MICROFICHE       SOUTHERN MICROFILM CORP.      P.O. BOX 7908              METAIRIE         LA 70010        (504) 834-0701
MICROWAVE COMPONENTS       BUMSTEAD MANUFACTURING        1091 ANDOVER PARK E.       TUKWILA          WA 98188
MICROWAVE COMPONENTS       P & H LABORATORIES            4496 RUNWAY                SIMI VALLEY      CA 93062
MILL SUPPLY                BARTOLO HDWE & SUPPLY         1020 MACARTHUR AVENUE      HARVEY           LA 70058        (504) 340-1771
MILL SUPPLY                BRIGGS-WEAVER                 221 RESEARCH DRIVE         JEFFERSON        LA 70123        (504) 733-5640
MILL SUPPLY                MARINE SERVICE & SUPPLY       528 DESTREHAN AVENUE       HARVEY           LA 70058        (504) 340-8601
MILLING                    MAILLY ENGINEERING            86 NEWBURYPORT TURNPIKE    NEWBURY          MA 01950
MILLWORK/LUMBER            RIVERSIDE LUMBER COMPANY      5451 MORRISON ROAD         NEW ORLEANS      LA 70126        (504) 242-6624
MODELS                     BOUCHER-LEWIS PRECISION       5201 EDEN CIRCLE           EDINA            MN 55436
MODELS                     DESIGN MODEL, INC.            10300 GLASGOW PLACE        LOS ANGELES      CA 90045
MODELS                     DIBOLL SCALE MODELS           2624 ST. PHILLIPS STREET   NEW ORLEANS      LA 70119        (504) 821-4721
MODELS                     U.S. MODELS SOUTHWEST         5250 GULFTON, BLDG 1A      HOUSTON          TX 77081
MODELS                     UNIVERSAL SERVICES ASSOC.     500 ELLIS AVENUE           COLWYN           PA 19023
MOTOR GENERATOR SETS       MARINE ELECTRIC SYSTEMS       P.O. BOX 1135              CLIFTON          NJ 07014-1135   (201) 471-6800
MOTORS, ELECTRIC           G & M ELECTRIC SALES          419 N. CLAIBORNE AVE.      NEW ORLEANS      LA 70112        (504) 586-8100
MOTORS, ELECTRIC           POLYSPEDE INDUSTRIAL DIV      6770 TWIN HILLS            DALLAS           TX 75231        (214) 363-7245
NAVIGATION EQUIPMENT       BAKER, LYMAN & COMPANY        P.O. BOX 838               METAIRIE         LA 70004        (504) 831-3685
NAVIGATION EQUIPMENT       CONTROL GENERAL CORP.         252 MAGNOLIA AVENUE        HOUMA            LA 70630        (504) 872-9002
NAVIGATION EQUIPMENT       CREOLE ENGINEERING SALES      P.O. BOX 23159             HARAHAN          LA 70183        (504) 733-0176
NAVIGATION EQUIPMENT       YOUNG ENGINEERING CO.         P.O. BOX 50327             NEW ORLEANS      LA 70150        (504) 581-6292
NETS, SAFETY               BREEZE-EASTERN CORP.          700 LIBERTY AVENUE         UNION            NJ 07083        (201) 686-4000
NETS, SAFETY               LINE FAST CORPORATION         805 GRUNDY AVENUE          HOLBROOK         NY 11741
NETS, SAFETY               PECK & HALE                   180 DIVISION AVENUE        W. SAYVILLE, LI  NY 11796
NIGHT VISION EQUIPMENT     S-TRON                        P.O. BOX 604               BELMONT          CA 94002-0604
NOISE/SHOCK/VIBRATION      CASDE CORPORATION             2800 SHIRLINGTON/STE 600   ARLINGTON        VA 22206        (703) 845-9221
NOZZLES, FOG WATER         GULF BELTING & GASKET CO.     P.O. BOX 51869             NEW ORLEANS      LA 70151        (504) 522-9613
OFFICE EQUIPMENT/SUPPLIES  LASERCHARGER ENTERPRISES      4501 RATLIFF LANE          ADDISON          TX 75248        (214) 250-0539
OFFICE FURNISHINGS         BAUER INTERIORS, INC.         914 JENA STREET            NEW ORLEANS      LA 70115        (504) 895-8604

                                                                                                                           PAGE -19-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
OFFICE FURNITURE           LASERCHARGER ENTERPRISES      4501 RATLIFF LANE          ADDISON          TX 75248        (214) 250-0539
OFFICE MACHINES            BELL OFFICE MACHINES          706 PAPWORTH AVENUE        METAIRIE         LA 70005        (504) 833-1865
OFFICE MACHINES            MODERN BUSINESS MACHINES      4609 FAIRFIELD STREET      METAIRIE         LA 70006        (504) 885-5961
OFFICE MACHINES            NATIONAL MARKETING CORP.      536 ESPLANADE ST.          LA PLACE         LA 70068        (504) 651-4401
OFFICE SUPPLIES            A-Z OFFICE SUPPLY             5606 JEFFERSON HWY.        HARAHAN          LA 70123        (504) 733-3290
OFFICE SUPPLIES            ADVANCE PAPER COMPANY         P.O. BOX 52976             NEW ORLEANS      LA 70152        (504) 943-5591
OFFICE SUPPLIES            ASSOCIATED OFFICE SUPPLY      210 NARCISSUS STREET       METAIRIE         LA 70005        (504) 837-1448
OFFICE SUPPLIES            BURAS-HANCOCK, INC.           1029 HARIMAN COURT, WEST   METAIRIE         LA 70001        (504) 837-1831
OFFICE SUPPLIES            CALLAIS OFFICE FURN/SUPPLY    1634 W. MAIN STREET        CUT OFF          LA 70345
OFFICE SUPPLIES            CRESCENT BUSINESS MACHINES    1605 AIRLINE HIGHWAY       METAIRIE         LA 70001        (504) 831-3751
OFFICE SUPPLIES            FORMS CONTROL COMPANY         P.O. BOX 4177              NEW ORLEANS      LA 70178-4177   (504) 866-9671
OFFICE SUPPLIES            SLS ARTS, INC.                5524 MOUNES STREET         NEW ORLEANS      LA 70123        (504) 733-1104
OIL, LUBRICATING           INTERNATIONAL OIL COMPANY     995 WEST AIRLINE HWY.      ST. ROSE         LA 70087
OPTICAL COMPONENTS         TYROLIT COMPANY, INC.         367 ROUTE 109              WEST BABYLON     NY 11704        (516) 422-2000
PACKAGING MATERIAL         NEW YORK PLASTICS CORP.       135 FULTON AVENUE          GARDEN CITY PRK  NY 11040        (516) 746-0600
PAINT                      AACCO                         5200 N. 126TH              BUTLER           WI 53007        (414) 781-7160
PAINT & EQUIPMENT          CREATIVE COATINGS, INC.       428 N. LONGVIEW STREET     KILGORE          TX 75662        (903) 984-8454
PAINT (SPRAY) EQUIPMENT    ECLIPSE SYSTEMS, INC.         12 CORK HILL ROAD          FRANKLIN         NJ 07416-9753   (201) 962-7878
PALLETS & LIFTS            KLINGE CORPORATION            P.O. BOX 3608              YORK             PA 17402        (717) 840-4500
PANELS, CONTROL AIR        BAILEY ENTERPRISES            7822 WILLOW STREET         NEW ORLEANS      LA 70118-4056   (504) 861-2320
PANELS, ELECTRICAL         ELECTRO MARINE INDUSTRIES     P.O. BOX 2428              SUMPTER          SC 29151
PANELS, ELECTRICAL         FABRICATION DYNAMICS          2102 W. SKELLY DRIVE       TULSA            OK 74107        (918) 446-1638
PANELS, ELECTRICAL         GUARDIAN BUSINESS CONSULTS    5840 S. MEMORIAL/STE 3001  TULSA            OK 74145
PANELS, ELECTRICAL         M & I INDUSTRIES SUPPLY       P.O. DRAWER 1792           BEAUMONT         TX 77704
PANELS, ELECTRICAL         NMP CORPORATION               P.O. BOX 35493             TULSA            OK 74153        (918) 252-0481
PANELS, ELECTRICAL         POINT EIGHT POWER, INC.       1510 ENGINEERS ROAD        BELLE CHASSE     LA 70037        (504) 394-6100
PANELS, ELECTRICAL         U.S. PIONEER                  P.O. BOX 472065            TULSA            OK 74147        (918) 663-0122
PANELS, ELECTRICAL         WING CORPORATION              215 HIGHLAND DRIVE         WESTMONT         NJ 08108        (609) 854-2225
PANELS, ELECTRICAL         YOUNG ENGINEERING CO.         P.O. BOX 50327             NEW ORLEANS      LA 70150        (504) 581-6292
PAPER PRODUCTS             CRESCENT PAPER COMPANY        2900 WINSTON STREET        NEW ORLEANS      LA 70131        (504) 394-9798
PAPER SUPPLIES             ADVANCE PAPER COMPANY         P.O. BOX 52976             NEW ORLEANS      LA 70131        (504) 943-5591
PAPER SUPPLIES             REAGAN TEXTILES, INC.         P.O. BOX 51913             LAFAYETTE        LA 70505
PERSONNEL INVESTIGATION    BUSINESS INVESTIGATIONS       P.O. BOX 6998              METAIRIE         LA 70009        (504) 830-4759

                                                                                                                           PAGE -20-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
PERSONNEL, TEMPORARY       SUNBELT PRO/TECH SERVS.       P.O. BOX 448               MT. VERNON       MO 65712        (417) 466-7877
PIPE & FITTINGS            A & B BOLT AND SUPPLY, INC.   P.O. BOX 51912             LAFAYETTE        LA 70505        (318) 234-7317
PIPE & FITTINGS            CAL-WEST PRODUCTS             7538 TRADE STREET          SAN DIEGO        CA 92121
PIPE & FITTINGS            DIXIE MILL SUPPLY CO.         P.O. BOX 52005             NEW ORLEANS      LA 70152        (504) 525-6101
PIPE & FITTINGS            EMPIRE VALVE & FITTING        15TH ST. & WINDRIM AVE.    PHILADELPHIA     PA 19141        (215) 457-5000
PIPE & FITTINGS            J. D. MOTT, INC.              42 7TH AVENUE, S.W.        CEDAR RAPIDS     IA 52406
PIPE & FITTINGS            JANLO, INC.                   P.O. BOX 6073              BOSSIER CITY     LA 71111
PIPE & FITTINGS            MGG PIPE & SUPPLY CO.         P.O. BOX 740926            NEW ORLEANS      LA 70174        (504) 394-4655
PIPE & FITTINGS            MINDECO CORPORATION           P.O. BOX 310               OCEANSIDE        NY 11572        (800) 645-2244
PIPE & FITTINGS            W & O SUPPLY, INC.            1406 DEALERS AVENUE        HARAHAN          LA 70123        (504) 733-4277
PIPE & TUBING              ALASKAN COPPER WORKS          P.O. BOX 3546              SEATTLE          WA 96124        (206) 623-5800
PIPE & TUBING              BBL COMPANY                   P.O. BOX 310               KULPSVILLE       PA 19443        (800) 523-2284
PIPE & TUBING              BISHOP TUBE COMPANY           ROUTE 308 MAIN ROAD        FRAZER           PA 19355
PIPE & TUBING              CALLIER STEEL PIPE & TUBE     P.O. BOX 14736             ST. LOUIS        MO 63178        (800) 325-8108
PIPE & TUBING              CP INDUSTRIES                 2214 WALNUT STREET         MCKEESPORT       PA 15132
PIPE & TUBING              CUNICO CORPORATION            P.O. BOX 306               WILMINGTON       CA 90748-0306   (213) 830-5910
PIPE & TUBING              DAMASCUS TUBULAR PRODUCTS     P.O. BOX 71                GREENVILLE       PA 16125
PIPE & TUBING              DIXIE PIPE SALES, INC.        P.O. BOX 540207            HOUSTON          TX 77254-0207
PIPE & TUBING              GREENVILLE TUBE CORP.         TUBE LANE                  GREENVILLE       PA 16125
PIPE & TUBING              GULF SUPPLY CO., INC.         P.O. BOX 550               HARVEY           LA 70059        (504) 367-9150
PIPE & TUBING              INDUSTRIAL METALS OF SOUTH    P.O. BOX 10507             JEFFERSON        LA 70181        (504) 586-9191
PIPE & TUBING              PIPING & EQUIPMENT, INC.      P.O. BOX 15743             BATON ROUGE      LA 70895        (504) 275-6560
PIPE & TUBING              PLYMOUTH TUBE COMPANY         P.O. BOX 11                WINFIELD         IL 60190
PIPE & TUBING              PRODUCTION SUPPLY COMPANY     4342 MICHOUD BLVD.         NEW ORLEANS      LA 70129        (504) 254-0505
PIPE & TUBING              STAINLESS PIPING MATERIAL     P.O. BOX 52804             BATON ROUGE      LA 70805        (504) 344-5216
PIPE & TUBING              STANDARD SUPPLY & HDWE        P.O. BOX 60620             NEW ORLEANS      LA 70160        (504) 586-8400
PIPE & TUBING              STATE PRODUCTION CO.          535 W. GERMANTOWN PIKE     NORRISTOWN       PA 19403
PIPE & TUBING              TEXAS PIPE & SUPPLY CO.       P.O. BOX 2205              MORGAN CITY      LA 70381
PIPE & TUBING              TRINITY PIPE & FITTINGS       P.O. BOX 6937              METAIRIE         LA 70009-6937   (504) 455-0333
PIPE & TUBING              TUBULAR STEEL, INC.           P.O. BOX 27370             ST. LOUIS        MO 63141
PIPE & TUBING              VINSON SUPPLY CO.             P.O. BOX 164               HARVEY           LA 70059        (504) 340-1301
PIPE, STAINLESS STEEL      GRAND STEEL CORP. OF AM.      P.O. BOX 1185              SHREVEPORT       LA 71163
PIPE, STAINLESS STEEL      R. J. GALLAGHER COMPANY       P.O. BOX 23236             HARAHAN          LA 70183        (504) 733-8520

                                                                                                                           PAGE -21-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                       CITY           STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
PIPING                     FLEX-HOSE COMPANY, INC.       6801 CROSSBOW DRIVE           EAST SYRACUSE  NY 13057-1026  (315) 437-1611
PIPING                     JOSS, INC.                    5711 LODGE CREEK DRIVE        HOUSTON        TX 77066
PLANTS/TREES/SHRUBS        HORTICULTURE, INC.            23180 CLELAND ROAD            COVINGTON      LA 70433       (504) 892-5132
PLASTIC                    AMERICAN PLASTICS             43234 BUSINESS PARK, STE D-4  TEMECULA       CA 92591
PLASTIC INJECTION MOLDING  HOOSIER PRIDE PLASTICS        2403 WEST SHOAFF ROAD         HUNTERTOWN     IN 46748-9793  (219) 637-5124
PLASTIC PRODUCTS           PLASTIC SUPPLY & FABRCN.      P.O. BOX 4281                 NEW ORLEANS    LA 70178       (504) 943-3377
PLATE, COPPER              INDUSTRIAL METALS OF SOUTH    P.O. BOX 10507                JEFFERSON      LA 70181       (504) 586-9191
PLATE, STAINLESS STEEL     INDUSTRIAL METALS OF SOUTH    P.O. BOX 10507                JEFFERSON      LA 70181       (504) 586-9191
PLATES, ORIFICE/STRAINER   ALLESCO CORPORATION           P.O. BOX 40130                HOUSTON        TX 77240-0130  (713) 771-0115
PLUMBING & PIPING          METRO NORTH PLUMBING          P.O. BOX 111216               CARROLLTON     TX 75011-1216  (214) 247-3595
PLUMBING FIXTURES          CAL-WEST PRODUCTS             7538 TRADE STREET             SAN DIEGO      CA 92121
PLUMBING FIXTURES          SOUTHLAND PLUMBING & SPLY     2321 S. ARNOULT ROAD          METAIRIE       LA 70001       (504) 835-8411
POWER DISTRIBUTION UNITS   INTL. POWER MACHINES          2975 MILLER PARK N.           GARLAND        TX 75042       (214) 272-8000
POWER SUPPLIES             MARINE ELECTRIC SYSTEMS       P.O. BOX 1135                 CLIFTON        NJ 07014-1135  (201) 471-6800
PRINTERS/PLOTTERS          JAPAN DIGITAL LABORATORY      4770 CALLE QUETZAL            CAMARILLO      CA 93012       (800) 486-8709
PRINTING                   FERDIE'S PRINTING SERVICE     2045 WOODMERE, STE 13-14      HARVEY         LA 70058       (504) 341-6388
PRINTING                   SMALL ORDER PRINTING          125 WILSON LANE               HOUMA          LA 70363       (504) 563-4178
PRINTING & PHOTOGRAPHY     TLW PRODUCTIONS               3933 TALL PINES DRIVE         NEW ORLEANS    LA 70131       (504) 394-4244
PRINTING, ELECTRONIC       COMPLEX PRINTING              3312 E. PIONEER PKWY.         ARLINGTON      TX 76010       (817) 640-1974
PRINTING, OFFSET           B.E.V. REPROGRAPHICS          3635 RIDGELAKE DRIVE          METAIRIE       LA 70002       (504) 831-4000
PRINTING/FORMS/DISCS/ETC   BEARD BUSINESS SERVICES       3602 WESTWAY DRIVE            TYLER          TX 75703       (800) 256-7815
PROMOTIONAL PRODUCTS       DIXIE MARKETING GROUP         510 LAFAYETTE STREET          GRETNA         LA 70053       (504) 361-3453
PROPOSAL SERVICES          RFP, INC.                     P.O. BOX 655                  SAFETY HARBOR  FL 34695
PUBLIC ADDRESS SYSTEMS     THE SOUND SOURCE              P.O. BOX 9593                 METAIRIE       LA 70055       (504) 888-9771
PUBLIC ADDRESS/INTERCOMS   DYNALEC ELECTRONICS SYS.      P.O. BOX 188                  SODUS          NY 14551
PUMP PARTS                 ROC CARBON COMPANY            P.O. BOX 19396                HOUSTON        TX 77224-9396  (713) 468-7744
PUMPS                      CARVER PUMP COMPANY           P.O. BOX 389                  MUSCATINE      IA 52761       (319) 263-4565
PUMPS                      DEVLIN & ALPAUGH, INC.        5517 POWELL STREET            NEW ORLEANS    LA 70123       (504) 734-0400
PUMPS                      DOUGLAS AIR COMPRESSORS       P.O. BOX 1054                 DOUGLAS        GA 31533-1054
PUMPS                      INDUSTRIAL PUMP SALES         2814 ENGINEERS ROAD           BELLE CHASSE   LA 70037       (504) 393-7016
PUMPS                      KIRKWOOD COMPANY              2705 INDEPENDENCE ST.         METAIRIE       LA 70006
PUMPS                      PO-BOYS ENTERPRISES, INC.     P.O. BOX 111                  WESTWEGO       LA 70094       (504) 436-7569
PUMPS                      PRO PUMP                      201 N. WILSON STREET          METAIRIE       LA 70003       (504) 738-3564

                                                                                                                           PAGE -22-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
PUMPS                      PUMP SYSTEMS                  P.O. BOX 1252               METAIRIE         LA 70004       (504) 733-0670
PUMPS                      SEPCO INDUSTRIES              P.O. BOX 10497              METAIRIE         LA 70180-0497  (504) 733-7100
PUMPS, HYDRAULIC           HYDRAULIC SPECIALISTS         12100 N. SANTA FE           OKLAHOMA CITY    OK 73114       (800) 654-9408
PUMPS, MOTOR (SUBMERGED)   PINION ASSOCIATES             11211 KATY FRWY., #380      HOUSTON          TX 77079-2106  (713) 932-7611
PUMPS, WATER FEED          AMERICAN WATER TECHNOLGTS.    P.O. BOX 73225              METAIRIE         LA 70033       (504) 455-4330
PUMPS, WATER METERING      AMERICAN WATER TECHNOLGTS.    P.O. BOX 73225              METAIRIE         LA 70033       (504) 455-4330
PURIFIERS                  GULF ENGINEERING              P.O. BOX 10651              JEFFERSON        LA 70181-0651  (504) 733-6870
PURIFIERS                  MARINE ENGINEERING, INC.      P.O. BOX 309                BELLE CHASSE     LA 70037       (504) 394-6500
PYROTECHNIC EQUIPMENT      SECURITY SIGNALS, INC.        P.O. BOX 910                CORDOVA          TN 38018       (901) 754-7228
Q.A. TESTING/INSPECTION    PACIFIC TESTING LABS.         3257 16TH AVENUE WEST       SEATTLE          WA 98119       (206) 282-0666
R.A.S EQUIPMENT            HYDROSEARCH COMPANY, INC.     120 ADMIRAL COCHRANE DR.    ANAPOLIS         MD 21401-7399
RAILS, CLIMBER'S SAFETY    ANTENNA PRODUCTS CORP.        101 S.E. 25TH AVE.          MINERAL WELLS    TX 76067       (817) 325-3301
RAILS, DECK                BREEZE-EASTERN CORP.          700 LIBERTY AVENUE          UNION            NJ 07083       (201) 686-4000
RAILS, DECK                LINE FAST CORPORATION         805 GRUNDY AVENUE           HOLBROOK         NY 11741
RAILS, DECK                PECK & HALE                   180 DIVISION AVENUE         W. SAYVILLE, LI  NY 11796
REELS, HYDRAULIC HOSE      A B MANUFACTURING, INC.       732 15TH STREET             GRETNA           LA 70053-6424  (504) 367-7449
REFRIGERATION              BOSTON SUPERMARKET/BAKRY      1470 S. ANAHEIM, STE. G     ANAHEIM          CA 92805
RENTAL EQUIPMENT           J-R EQUIPMENT                 P.O. BOX 10622              JEFFERSON        LA 70181       (504) 835-5451
REPRODUCTION SERVICES      B.E.V. REPROGRAPHICS          3635 RIDGELAKE DRIVE        METAIRIE         LA 70002       (504) 831-4000
RESCUE DEVICES             CHAMPAGNE RESDNCE ELEVS.      101 PASADENA AVE. STE A     METAIRIE         LA 70001       (504) 837-1670
RESISTORS                  CADDOCK ELECTRONICS, INC.     3005 NE DIAMOND LAKE BLVD.  ROSEBURG         OR 97470
RINGS, BRASS & ALUMINUM    MARMIC INDUSTRIES, INC.       834 WHITMAN SCHOOL ROAD     TURNERSVILLE     NJ 08012
RUDDER STOCK BRGS/STAVES   F.F. TRANCHINA CO., INC.      1011 MAGAZINE STREET        NEW ORLEANS      LA 70130       (504) 522-5148
RUDDER STOCK BRGS/STAVES   LUCIAN Q. MOFFIT COMPANY      P.O. BOX 1415               AKRON            OH 44309
SAFETY EQUIPMENT           AMERICAN LABELMARK CO.        5724 N. PULASKI RD.         CHICAGO          IL 60646-6979  (312) 478-0900
SAFETY EQUIPMENT           CONSOLIDATED INDS. SUPPLY     P.O. BOX 77812              BATON ROUGE      LA 70879-7812  (504) 755-7016
SAFETY GLASSES             SAFETY OPTICAL                2110 CONGRESS PARKWAY       ATHENS           TN 37303       (615) 745-9420
SAFETY SHOES               SHOES BY SHOEZ                6923 B. NORTH 9TH AVE.      PENSACOLA        FL 32504       (904) 474-1491
SAFETY SUPPLIES            ABC MANUFACTURING             BOX 578                     RALIEGH          MS 39153       (800) 647-7065
SAFETY SUPPLIES            PLASCO SAFETY PRODUCTS        1919 COMMERCE ROAD          SPRINGFIELD      OH 45504       (513) 325-1001
SAFETY SUPPLIES            SOTEC                         5845 RIVER ROAD             NEW ORLEANS      LA 70123       (504) 733-3337
SAFETY SYSTEMS/EQUIPMENT   DELTA SAFETY SYSTEMS          3924 DELERY DRIVE           MARRERO          LA 70072       (504) 340-0194
SAFETY TRAINING            SPINE EDUCATION CENTER        6161 HARRY HINES BLVD.      DALLAS           TX 75235       (214) 631-3599

                                                                                                                           PAGE -23-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
SEALANTS                   CHEMRICH, INC.                1100 VICTORY DRIVE          WESTWEGO         LA 70094-5447  (504) 347-1514
SEALS & PACKING            SEALING SYSTEMS, INC.         4404 HIGHWAY 445            ROBERT           LA 70455       (504) 542-8921
SEALS, OIL                 BEARING CHAIN & SUPPLY        3500 S. RICHEY, STE 170     HOUSTON          TX 77017       (800) 448-2358
SEALS, STERN TUBE          CRANE PACKING COMPANY         6400 OAKTON STREET          MORTON GROVE     IL 60053       (312) 967-2400
SECURITY EQUIPMENT         ADVANCED ENTRY SYSTEMS        P.O. BOX 870067             DALLAS           TX 75287       (214) 991-0926
SECURITY SYSTEMS           SPARTON TECHNOLOGY, INC.      9621 COORS ROAD             ALBUQUERQUE      NM 87114       (505) 892-5300
SECURITY UNIFORMS          PERRET'S ARMY/OUTDOOR         2532 WILLIAMS BLVD.         KWNNER           LA 70062       (504) 466-2532
SEWAGE REMOVAL             NMC ENVIRONMENTAL             536 ESPLANADE ST.           LA PLACE         LA 70068       (504) 651-4410
SEWAGE SYSTEM              ENVIRONVAC, INC.              1260 TURRET DRIVE           ROCKFORD         IL 61115-1486  (815) 654-8300
SHAFTING                   KAHLENBERG BROS. COMPANY      1700 12TH STREET            TWO RIVERS       WI 54241
SHEAVES                    BEARING CHAIN & SUPPLY        3500 S. RICHEY, STE 170     HOUSTON          TX 77017       (800) 448-2358
SHELVING & STORAGE         ADAPTO STORAGE PRODUCTS       P.O. BOX 1660               HIALEAH          FL 33011-1660  (800) 327-0745
SHELVING & STORAGE         ATLAS EDCO, INC.              916 DAKIN STREET            JEFFERSON        LA 70121       (504) 837-8800
SHOP TOOLS                 POLYSPEDE INDUSTRIAL DIV      6770 TWIN HILLS             DALLAS           TX 75231       (214) 363-7245
SIGNS                      ABC MANUFACTURING             BOX 578                     RALEIGH          MS 39153       (800) 647-7065
SIGNS                      TARA BUILDING SPECIALTIES     P.O. BOX 1857               HAMMOND          LA 70404
SIGNS, SAFETY              MERL'S ENGRAVING              750 VICE ROAD               HOUMA            LA 70363
SIGNS/AD DISPLAYS/I.D.'S   DANOS & CUROLE MARINE         P.O. BOX 1460               LAROSE           LA 70373       (504) 693-3313
SIGNS/PLACARDS/ID'S        CARLTON INDUSTRIES, INC.      P.O. BOX 280                LaGRANGE         TX 78945       (409) 242-5055
SILENCERS, PROPULSION      BURGESS INDUSTRIES            P.O. BOX 47146              DALLAS           TX 75247-0146
SILENCERS, PROPULSION      ENVIRONMENTAL ELEMENTS        P.O. BOX 1318               BALTIMORE        MD 21203
SLEEVES, BOAT LINER        RPM, INC.                     2301 REAR GREENUP AVE.      ASHLAND          KY 41101       (606) 325-3939
SLEEVES, CU-NI             CUNICO CORPORATION            P.O. BOX 306                WILMINGTON       CA 90748-0306  (213) 830-5910
SOLVENTS                   CREATIVE COATINGS, INC.       428 N. LONGVIEW STREET      KILGORE          TX 75662       (903) 984-8454
SOLVENTS                   IMPCO, INC.                   P.O. BOX 310                EDGARD           LA 70049       (800) 826-9620
SPARE PARTS                KEELING COMPANY               P.O. BOX 15310              N. LITTLE ROCK   AR 72231-5310  (501) 945-4511
SPARE PARTS FOR NAVY       LAND-SEA-AIR MACH. PRODS.     P.O. BOX H                  WINSLOW          NJ 08095       (609) 567-0748
STAMPS, RUBBER             WESTBANK ENGRAVING            2132 ALAMO AVENUE           HARVEY           LA 70058       (504) 366-3241
STEEL FABRICATION          CARCO, INC.                   P.O. BOX 1095               GRETNA           LA 70054       (504) 340-3117
STEEL FORMING              ROUSSEL INDS. FABRICATORS     P.O. BOX 421                RESERVE          LA 70084       (504) 536-4000
STEEL/ALUMINUM/ALLOYS      ADM, INC.                     1301 E. PARKERVILLE RD.     DESOTO           TX 75115       (214) 223-6161
STEERING SYSTEMS           CONTROL GENERAL CORP.         252 MAGNOLIA AVENUE         HOUMA            LA 70630       (504) 872-9002
STRAINERS                  BREARD-GARDNER, INC.          P.O. BOX 1228               KENNER           LA 70063       (504) 466-3401

                                                                                                                           PAGE -24-
(SMBUS-C)

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST              10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
STRAINERS                  CLOW CORPORATION              1375 MAGNOLIA AVENUE        CARONA           CA 91720

                                                                                                                           PAGE -25-
(SMBUS-C)

[AVONDALE LOGO APPEARS HERE]

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


C.   Subcontracting With Small Disadvantaged Business Concerns

     1. Principal Product and Service Areas to be Subcontracted to or Solicited from Small Disadvantaged Business Concerns

     Small Disadvantaged Business concerns have been provided the opportunity to compete for subcontracts by their inclusion in the solicitation for the cost proposal for the LPD 17 in the following product and service areas, among others.

       .  Piping materials
       .  Electrical equipment and fittings
       .  Welding materials

     2.   Small Disadvantaged Business Concerns Source List

     The Small Disadvantaged Business concerns solicited during the pricing for the proposal for LPD 17 and the solicitation for procurement to follow were taken from Avondale's records and from PASS, including the listing of FIGURE 2, after page C-3.

     3.   Goals For Subcontracting to Small Disadvantaged Business Concerns

     Avondale's goals for subcontracting to Small Disadvantaged Business concerns are as follows, expressed in terms of percentages of total planned subcontracting dollars.

          3.1  Item 0001 - Detail Design and Construction of LPD 17

               a.  Total dollars to be subcontracted:
                   $ 383,010,956.00

               b. Percentage and dollar goals to be subcontracted to Small Disadvantaged Business: 5%, $ 19,150,548.00

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION
               ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

[AVONDALE LOGO APPEARS HERE]

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        3.2 Item 0002 - OPTION - Ship Construction - LPD 18

                a.  Total dollars to be subcontracted:
                    $ 230,832,545.00

                b. Percentage and dollar goals to be subcontracted to Small Disadvantaged Business: 5%, $ 11,541,627.00

        3.3 Item 0003 - OPTION - Ship Construction - LPD 19

                a.  Total dollars to be subcontracted:
                    $ 437,472,248.00

                b. Percentage and dollar goals to be subcontracted to Small Disadvantaged Business: 5%, $ 21,873,612.00

        3.4 Item 0004 - LPD Familiarization (Not Separately Priced)

        3.5 Item 0005 - Technical Manuals (Not Separately Priced)

        3.6 Item 0006AA - LPD 17 Material (Firm Fixed Price Item)

        3.7 Item 0006AB - OPTION - LPD 18 Material (Firm Fixed Price Item)

        3.8 Item 0006AC - OPTION - LPD 19 Material (Firm Fixed Price Item)

        3.9 Item 0007 - Perform Special Studies, Analyses, and Reviews (Cost Plus Fixed Fee Item)

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION
               ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

[AVONDALE LOGO APPEARS HERE]

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        3.10 Item 0008 - Perform Engineering and Industrial Services (Firm Fixed Price Item)

        3.11 Item 0009 - OPTION - LPD 17 Class Life Cycle Support Planning - Post Detail Design and Construction

                a.  Total dollars to be subcontracted:
                    $1,723,635.00

                b. Percentage and dollar goals to be subcontracted to Small Disadvantaged Business: 5%, $86,182.00

        3.12 Item 0010 - OPTION - Affordability Through Commonality (Firm Fixed Price Item)

        3.13 Item 0011 - Cross Program Procurement (Firm Fixed Price Item)

                a.  Total dollars to be subcontracted:
                    $80,000.00

                b. Percentage and dollar goals to be subcontracted to Small Disadvantaged Business: 5%, $4,000.00

        3.14 Item 0012 - Data for Items 0001, 0004, 0005, 0006AA, 0007, 0008,
             0010, and 0011 (and if Options are exercised, Items 0002, 0003, 0006AB, 0006AC and 0009) (Not Separately Priced)

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION
               ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

[AVONDALE LOGO APPEARS HERE]

                                                                 LPD 17 PROPOSAL
                                                   Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN




                                   FIGURE 2

                         SMALL DISADVANTAGED BUSINESS

                                  SOURCE LIST







USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION
               ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                     CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
A/C & REFIGERATION         ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362              SAN JUAN         PR 00936-7326  (809) 754-9494
ABRASIVE PRODUCTS          CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130       HOUSTON          TX 77057
ABRASIVE PRODUCTS          TECNI-SISTEMAS, INC.          P.O. BOX 73029              METAIRIE         LA 70033
ABRASIVES                  FLORIDA FASTENERS & ELECT.    6604 HARNEY ROAD            TAMPA            FL 33610-9424  (813) 620-1286
ABRASIVES                  INDUSTRIAL HDWE & SUPPLY      P.O. BOX 3011               OAK RIDGE        TN 37830-7017  (615) 482-5522
ABRASIVES                  L. DEWITT MCCARTER, INC.      318 E.NAKOMA STREET         SAN ANTONIO      TX 78216-2795  (512) 494-1997
ABRASIVES                  PRECISION TOOL SALES/SRVCS    MOUNT PARON RR 1            JACKSBORO        TN 37757-9801  (615) 562-4000
ABRASIVES                  VIRGINIA CAROLINA TOOLS       P.O. BOX 3488               WEST COLUMBIA    SC 29171-3488  (803) 791-8691
ACETONE METHYLENE CHLO     SELLERS OIL CO., INC.                                     BAINBRIDGE       GA 31717
ACTUATORS                  MASTER REASEARCH & MFG.       11445 ILEX AVENUE           SAN FERNANDO     CA 91340-3430  (818) 898-1461
ACTUATORS                  PANTEX, INC.                  P.O. BOX 742406             HOUSTON          TX 77274
ACTUATORS                  ROCKER INDUSTRIES             1500 240TH STREET           HARBOR CITY      CA 90710-1309
ACTUATORS, HYDRAULIC       MASTER RESEARCH & MFG.        11445 ILEX AVENUE           SAN FERNANDO     CA 91340-3430  (818) 898-1461
ACTUATORS, VALVE           LBC AND ASSOCIATES            P.O. BOX 668                JONESBORO        GA 30237       (406) 477-2272
ADHESIVES                  EMULTEC, INC.                 3361 GARDEN BROOK DR.       DALLAS           TX 75234       (214) 247-7766
ADHESIVES                  GLOBEX CORPORATION            91 SANDBAR FERRY ROAD       AUGUSTA          GA 30903-2924  (706) 724-5419
ADHESIVES                  HOSE HOUSE, INC.              P.O. BOX 41                 PLANO            TX 75074       (214) 881-0282
AERSOLS                    L.F. MAYHAN & ASSOCIATES                                  ATLANTA          GA 30301
AIR CONDITIONING           GAYDEN & SON A/C HEATING                                  BEAUMONT
AIR CONDITIONING           MERLIN WAYNER'S A/C                                       PASCAGOULA       MS 39567
AIR CONDITIONING EQUIPMENT BLUE RIBBON INDUSTRIES        P.O. BOX 488                GERMANTOWN       NY 10001
AIR FILTERS, HEPA          IOWA ENVIRONMENTAL SYSTEMS    1628 NW 91ST                CLIVE            IA 50322       (515) 225-9447
AIR HANDLING UNITS, CUSTOM HEAT TRANSFER TECHNOLOGY      BEN FOX PAVILLION #432      JENKINTOWN       PA 19046       (215) 884-2448
AIRBORNE NOISE/VIBRATION   CASDE CORPORATION             P.O. BOX 1291               TORRANCE         CA 90505
AIRBORNE NOISE/VIBRATION   NOISE CONTROL TECHNOLOGY      1776 E. JEFFERSON STREET    ROCKVILLE        MD 20852
AIRCRAFT COMPONENTS        AIRPARTS COMPANY, INC.                                    WICHITA          KS 67201
ALARM SYSTEMS              HOUMA ELECTRONICS             3408 WEST MAIN              HOUMA            LA 70360
ALARM SYSTEMS              KMAD BUSINESS SERVICE         310 WINDINGWAY DRIVE        BATON ROUGE      LA 70810
ALARMS, FIRE               D & S SYSTEMS, INC.           625C S. PALM STREET         LA HABRA         CA 90631-5737  (714) 870-6680
ALLOY BARS                 CROWN METAL CORP.             4221 SHILLING WAY           DALLAS           TX 75237-1024
ALLOYS                     HURLEN CORPORATION            12831 MARQUARDT AVENUE      SANTA FE SPRINGS CA 90670       (310) 921-0432
ALLOYS                     MGG PIPE & SUPPLY CO.         P.O. BOX 2347               NEW ORLEANS      LA 70176       (504) 523-6990
ALUMINUM                   HURLEN CORPORATION                                        SANTA FE SPRINGS CA 90670

(SMDIS-C)                                                                                                                  PAGE -1-

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
ALUMINUM                   MARKS SUPPLY CO., LTD.        1903 ENGINEERS ROAD        BELLE CHASSE     LA 70037        (504) 522-9801
ALUMINUM                   MGG PIPE & SUPPLY CO.         228 ST. CHARLES STE 1136   NEW ORLEANS      LA 70130        (504) 523-6990
ALUMINUM COPPER SHEETS     COMBINED METALS CORP.                                    DALLAS           TX 75221
ALUMINUM EXTRUSIONS        TABER METALS CORP.                                       RUSSELLVILLE     AR 72801
ALUMINUM PRODUCTS          CROWN METAL CORP.             4221 SHILLING WAY          DALLAS           TX 75237-1024
ALUMINUM/STEEL FABRICATION AFRO-LECON, INC.              P.O. BOX 1028              JAMESTOWN        NY 14701
ALUMINUM/STEEL FABRICATION MANUFAB, INC.                 129 THIRD STREET           KENNER           LA 70062        (504) 466-2368
AMMUNITION                 BALIMOY MFG. OF VENICE                                   TAMPA            FL 33622
ANODES                     MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY           LA 70059-0140   (504) 340-8601
APPLIANCES & EQUIPMENT     REGIONAL MFG., INC.                                      JACKSON          MS 39205
APPLIANCES, HOME           A-A APPLIANCE                 P.O. BOX 27703             HOUSTON          TX 77227-7703   (713) 467-0215
APPLIANCES, HOME           HYDRO-PRESS, INC.             P.O. BOX 7333              PONCE            PR 00732-7333   (809) 844-9872
APPLIANCES, HOME           PRYOR'S HAULING COMPANY       RR 1 BOX 293               GLEN ALLEN       VA 23060-9801   (804) 747-0210
APPLIANCES, HOME           SOUTH TEXAS APPLNC REPAIR     11031 WYE STREET #110      SAN ANTONIO      TX 78217-2625   (512) 653-8898
APPRAISALS                 INVESTMENT TECHNIQUES LTD.                               DECATUR          GA 30031
ACRYLIC SHEETS             RAM PRODUCTS COMPANY                                     STURGIS          MI 49091
ART SUPPLIES               PACE PUBLICATION ARTS                                    ANAHEIM          CA 92803
ASBESTOS & LEAD ABATEMENT  JOE CARRIZAL CONTRACTORS      915 N. ESTRELLA            EL PASO          TX 79903        (915) 562-4631
ASBESTOS ABATEMENT         CENTRAL TECH ENVIRONMTL       2828 MARTIN L. KING        DALLAS           TX 75215        (214) 428-8388
ASPHALT & CONCRETE WORK    HAMP'S ENTERPRISES, INC.      1816 N. CLAIBORNE AVE.     NEW ORLEANS      LA 70116
ASPHALT & CONCRETE WORK    LEVI SLAUGHTER ASPHALT CO.    5128 FLORIDA AVE.          NEW ORLEANS      LA 70117        (504) 949-1910
AUDIO-VISUAL EQUIPMENT     HOUMA ELECTRONICS             3408 WEST MAIN             HOUMA            LA 70360
AUDITING FIRM              GERMAINE F. BREWINGTON                                   WILMINGTON       NC 28401
AUTOMOTIVE PARTS           ELECTRICAL PTS. REBUILDER     831 GRETNA BLVD            GRETNA           LA 70053-6939   (504) 362-1380
AUTOMOTIVE PARTS           NETWORK AUTOMOTIVE PARTS      2068 US HIGHWAY 19 SOUTH   CLEARWATER       FL 33546        (813) 449-0062
AUTOMOTIVE SUPPLIES        AMERICAN AUTOM. DISTRBS.      23422 68TH AVENUE S.       KENT             WA 96032        (206) 859-8284
AUTOMOTIVE SUPPLIES        FRANK'S AUTOMOTIVE            1606 W. FRONT              MIDLAND          TX 79701        (915) 682-7304
AUTOMOTIVE SUPPLIES        OSCAR MARTIN                  8514 SPRINGLINE STREET     SAN ANTONIO      TX 78251-2216   (512) 681-4648
BABBITTS                   CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON          TX 77057
BAR CODE READERS           WAISOME COMPUTER CONSULT      185 ST. MARKS PLACE        STATEN ISLAND    NY 10301-1670   (718) 447-7703
BAR CODE READERS/PRINTERS  ITS                           635 N. BERRY STREET #C     BREA             CA 92621-3017   (714) 990-1880
BATTERIES, DRY CELL        BBGP INDUSTRIAL SUPPLY        P.O. BOX 340               EDGARD           LA 70049
BATTERIES, DRY CELL        CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON          TX 77057

                                                                                                                           PAGE -2-
(SMDIS-C)

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
BATTERIES, DRY CELL        CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE        LA 70505
BATTERIES, NICKEL-CADIUM   BATTERIES UNLIMITED                                      MT. JULIET       TN 37122
BEARINGS                   AVCON ADVANCED CONTROLS       19151 PARTHENIA ST. #G     NORTHRIDGE       CA 91324        (818) 836-0250
BEARINGS                   COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY        GA 30260-3660   (404) 362-9294
BEARINGS                   CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS      LA 70130-1135   (504) 529-7474
BEARINGS                   DAVIS METROLOGY & MFG. CO.    P.O. BOX 38                PADUCAH          KY 42002-0038   (502) 443-7843
BEARINGS                   HOLLEY TOOL COMPANY           P.O. BOX 17765             MILWAUKEE        WI 53217-0765   (414) 466-1008
BEARINGS                   INTL. MAINTENANCE & MACHG.    P.O. BOX 1192              VALRICO          FL 33594-1192   (813) 425-3813
BEARINGS                   KRAMER ROLLER CO., INC.       P.O. BOX 1957              PARAMOUNT        CA 90723-1957   (213) 633-2771
BEARINGS                   MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY           LA 70059-0140   (504) 340-8601
BEARINGS                   SEALAND INDUSTRIAL SUPPLY     1838 CAROLINA BEACH RD.    WILMINGTON       NC 28401        (919) 762-7978
BEDDING                    HERNANDEZ MATTRESS, INC.      2324 PORT STREET           NEW ORLEANS      LA 70117-7416   (504) 944-5571
BICYCLES, INDUSTRIAL       MOUND BAYOU MFG. COMPANY                                 MOUND BAYOU      MS 38762
BINS/LOCKERS/SHELVING      HARCO DISTRIBUTORS, INC.      318 S. LAWRENCE STREET     PHILADELPHIA     PA 19106-4211   (215) 923-2981
BLASTING & PAINTING, INDS. WILLIAMS CONSTRUCTION         125 WILSHIRE PLACE         NEW ORLEANS      LA 70119
BOILER CONTROLS            J. T. DISTRIBUTORS            5448-403 HOFFNEB AVENUE    ORLANDO          FL 32812        (407) 273-7517
BOLTS, THREADED & NUTS     M 4, INC.                     230 SOUTH 2ND STREET       WORMLEYSBURG     PA 17043-1315   (717) 763-4747
BOXES, STUFFING            CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE        LA 70505
BRACKETS                   DENFENSE STAMPINGS & ENGR     653 SOUTH "I" ST.          PENSACOLA        FL 32501        (904) 438-6105
BRUSHES, PAINT             GLOBEX CORPORATION            91 SANDBAR FERRY ROAD      AUGUSTA          GA 30903-2924   (706) 724-5419
BUILDING MATERIALS         CRESCENT CITY SUPPLY          150 BARONNE ST., STE 1600  NEW ORLEANS      LA 70112        (504) 558-9573
BUILDING MATERIALS         PARKER'S DISTRIBUTORS         P.O. BOX 10416             GOLDSBORO        NC 27432-0416   (919) 778-5505
BUILDINGS, PORTABLE        VERY GOOD CONCEPTS            P.O. BOX 99601-252         ARLINGTON        TX 76096-9601   (817) 784-9412
BULK FUEL HANDLING EQUIP.  PERRY AND SONS, INC.          P.O. BOX 1121              MONROE           LA 71210-1121   (318) 387-7162
BUOYS                      MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY           LA 70059-0140   (504) 340-8601
BUSINESS MACHINES          RELIABLE BUSINESS MACHINES    4402 DOWNMAN ROAD          NEW ORLEANS      LA 70126
CABLE                      CABLE WORKS                   P.O. BOX 8068              NEW ORLEANS      LA 70182-8068   (504) 283-6043
CABLE                      MONROE WIRE & CABLE           14 COMMERCIAL AVENUE       MIDDLETOWN       NY 10940
CABLE, ELECTRIC            AMERICAN CABLE, INC.          47 MARCHWOOD DRIVE         EXTON            PA 19341
CABLE, ELECTRIC            CHEROKEE NATION               P.O. BOX 1130              STILWELL         OK 74960
CABLE, ELECTRIC            VETERAN WIRE & CABLE          P.O. BOX 980               DOYLESTOWN       PA 18901
CABLE, ELECTRIC            WASHINGTON CABLE SUPPLY       4600-D BOSTON WAY          LANHAM           MD 20706        (301) 577-1200
CABLE, ELECTRICAL          CONTRACTING SERVICES, INC.    3860 DORR STREET           TOLEDO           OH 43607        (419) 531-4292

                                                                                                                           PAGE -3-
(SMDIS-C)

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                       ADDRESS                      CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
CABLE, ELECTRICAL          WIRE MASTERS OF TEXAS        1110 W. HARRIS ROAD, STE 128 ARLINGTON        TX 76017       (817) 467-3356
CABLE, WIRE & ELECTRIC     CHUNG MOO KWAN, INC.         7613 FOURTH STREET           MARRERO          LA 70072       (504) 884-9507
CARDS, ADAPTER             BAR-PAT MANUFACTURING        375 HOWARD AVENUE            NEW ORLEANS      LA 70130-3809
CARPETS, FLOORING          ANCHOR FLOOR COMPANY                                      ST. LOUIS        MO 63166
CARTS                      J S ENTERPRISES              14922 NEWPORT AVENUE #J      TUSTIN           CA 92680-6114  (714) 851-6457
CARTS                      M & M MANUFACTURE            2986 1ST STREET              LA VERNE         CA 91750-5678  (714) 596-6205
CASTERS                    RAMAR MATERIAL HANDLING      P.O. BOX 3396                SOUTH EL MONTE   CA 91733-0396  (818) 350-0767
CEMENT                     CRESCENT CITY TRADING        6904 DOWNMAN ROAD            NEW ORLEANS      LA 70126
CERAMIC & CARBIDE WEAR PTS COLES CARBIDE COMPANY        3508 K STREET                BAKERSFIELD      CA 93301-1617  (805) 322-3562
CHAIN                      J. MARINE & INDUSTRIAL       11710 N. PERRY AVE.          HOUSTON          TX 77071       (713) 721-7527
CHAIN                      MARINE SERVICE & SUPPLY      P.O. BOX 140                 HARVEY           LA 70059-0140  (504) 340-8601
CHEMICALS                  A N B CHEMICAL DISTRIBS.     MARTIN LUTHER KING DRIVE     EUNICE           LA 70535
CHEMICALS                  CHEMSERV INDUSTRIES          #2 CANAL STREET, SUITE 935   NEW ORLEANS      LA 70130       (504) 581-3919
CHEMICALS                  CIRCLE M SUPPLY CO., INC.    P.O. BOX 53791               LAFAYETTE        LA 70505
CHEMICALS                  COLE CHEMICAL DISTRIBUTORS   950 ECHO LANE, STE 347       HOUSTON          TX 77024
CHEMICALS                  CONKLIN PRODUCTS             3507 ANNUNCIATION STREET     NEW ORLEANS      LA 70115
CHEMICALS                  DEL REY CHEMICAL, INC.       P.O. BOX 240                 ALVIN            TX 77512
CHEMICALS                  EASE CHEMICAL COMPANY        12770 COIT RD, SUITE 602     DALLAS           TX 75251       (214) 387-8155
CHEMICALS                  EMULTEC, INC.                3361 GARDEN BROOK DR.        DALLAS           TX 75234       (214) 247-7766
CHEMICALS                  GULF SOUTH CHEMICALS/LA      ITM BUILDING, STE 1226       NEW ORLEANS      LA 70130
CHEMICALS                  L. WALKER DISTRIBUTOR                                     JACKSON          MS 39205
CHEMICALS                  LOUISIANA CHEMICAL SYS.      1723 SOUTHLAND COURT         BATON ROUGE      LA 70810       (504) 291-6897
CHEMICALS                  M & O ENTERPRISES, INC.      2706 E. MAIN STREET          MESA             AZ 85213-9227  (602) 644-9047
CHEMICALS                  MINOCHEM CHEMICALS           1926 WOODDALE, #115A         BATON ROUGE      LA 70806
CHEMICALS                  PCI INTERNATIONAL, INC.      P.O. BOX 5110                LAFAYETTE        LA 70502
CHEMICALS                  SCIENTIFIC SALES, INC.       P.O. BOX 369                 OAK RIDGE        TN 37831-0369  (615) 483-9332
CHEMICALS                  SOUTHERN ALLIANCE MARINE     P.O. BOX 1465                SLIDELL          LA 70459
CHEMICALS                  TECNI-SISTEMAS, INC.         P.O. BOX 73029               METAIRIE         LA 70033
CHEMICALS                  UNI-KEM INTL., INC.          513 HICKORY AVE.             HARAHAN          LA 70123       (504) 738-1623
CHEMICALS, INDUSTRIAL      QUASAR CORPORATION           346 OCEAN AVENUE             GRETNA           LA 70053       (504) 366-8669
CHEMICALS, LAB             FOX SCIENTIFIC, INC.         1110 W. HARRIS RD. #102      ARLINGTON        TX 76017       (817) 472-0555
CHEMICALS, LABORATORY      PRESIDIO SCIENTIFIC CORP.                                 PASADENA         TX 77501
CHEMICALS, MAINTENANCE     MARINE SERVICE & SUPPLY      P.O. BOX 140                 HARVEY           LA 70059-0140  (504) 340-8601

                                                                                                                           PAGE -4-
(SMDIS-C)

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                      CITY            STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS/DEGREASERS       PRIDE CORPORATION             3900 TULANE AVE, STE 117     NEW ORLEANS     LA 70119
CIRCUIT BOARDS             KLI, INC.                     1546 BRANDY PARKWAY          STREAMWOOD      IL 60107       (708) 213-1282
CIRCUIT BOARDS             WEST ELECTRONIC IND., INC.                                 AQUADILLA       PR 00605
CIRCUIT BOARDS, PRINTED    ABNEE INDUSTRIES, INC.        1500 LEXINGTON ST. #5        NORMAN          OK 73069       (405) 364-9577
CIRCUIT BOARDS, PRINTED    QUALITY ASSEMBLIES            539 TELEGRAPH CANYON RD #189 CHULA VISTA     CA 92010       (706) 623-3988
CIRCUIT CARDS, PRINTED     LOWS ENTERPRISE, INC.                                      ATLANTA         GA 30301
CLEANING COMPOUND          PAS POINT JANITORIAL                                       PASCAGOULA      MS 39567
CLEANING COMPOUND          VRAZEL CHEMICALS, INC.                                     MOBILE          AL 36601
CLEANING PRODUCTS          PARKER'S DISTRIBUTORS         P.O. BOX 10416               GOLDSBORO       NC 27432-0416  (919) 778-5505
CLOCKS                     HOUMA ELECTRONICS             3408 WEST MAIN               HOUMA           LA 70360
CLOCKS, TIME               GRAND ELECTRIC SUPPLY         2780 LA MIRADA DR #A         VISTA           CA 92083-8404  (619) 727-0400
CLOCKS, TIME               SUPERB ELECTRIC SUPPLY        2409 N. SAN FERNANDO RD      LOS ANGELES     CA 90065
CLOTHING                   PARKER'S DISTRIBUTORS         P.O. BOX 10416               GOLDSBORO       NC 27432-0416  (919) 778-5505
CLOTHING, PROTECTIVE       GULF COAST SAFETY PRODS.                                   MOBILE          AL 36601
CLOTHS                     AMERICAN WIPING RAG CO.       4891 24TH STREET             SACRAMENTO      CA 95822
COATINGS                   EMULTEC, INC.                 3361 GARDEN BROOK DR.        DALLAS          TX 75234       (214) 247-7766
COATINGS                   OMERO DISTRIBUTION            P.O. BOX 29793               NEW ORLEANS     LA 70189-0793  (504) 254-4455
COATINGS, POLYURETHANE     G.M. DISTRIBUTING, INC.       RR 6 BOX 213                 N. LITTLE ROCK  AR 72118-9235  (501) 758-4882
COAXIAL CABLE              LBI ELECTRO-OPTICS CORP.                                   DALLAS          TX 75221
COLLARS                    SHAWN RENA CORPORATION        P.O. BOX 2828                INDIANAPOLIS    IN 46223-0001  (317) 293-8304
COMMUNICATIONS EQUIPMENT   HOUMA ELECTRONICS             3408 WEST MAIN               HOUMA           LA 70360
COMPRESSORS                COMPRESSORS & COMPONENTS      1812 JOY LAKE RD             LAKE CITY       GA 30260-3660  (404) 362-9294
COMPRESSORS                LBC AND ASSOCIATES            P.O. BOX 668                 JONESBORO       GA 30237       (406) 477-2272
COMPRESSORS, AIR           C & C PRODUCTS                P.O. BOX 1267                FOREST PARK     GA 30051       (404) 362-9293
COMPRESSORS, AIR           CAPECO                        708 JANE STREET              NEW IBERIA      LA 70560       (318) 369-7454
COMPRESSORS, AIR           CITY TRANSIT & INDS. EQUIP    P.O. BOX 29242               NEW ORLEANS     LA 70189-0242  (504) 254-1273
COMPRESSORS, AIR           GULF COAST MARINE & EQUIP     P.O. BOX 6076                METAIRIE        LA 70009-6076  (504) 467-4487
COMPRESSORS, AIR           JAMES IRON & SCREEN SERV.     2053 CUNARD AVE.             BATON ROUGE     LA 70807
COMPRESSORS, AIR           PAL SERVICES, INC.            2003 S. STATE STREET         ABBEVILLE       LA 70150
COMPRESSORS, AIR           SAN ANTONIO EQUIPMENT CO.     2328 BLANCO ROAD             SAN ANTONIO     TX 78212-2150  (512) 736-4285
COMPRESSORS, AIR           TECNI-SISTEMAS, INC.          2636A DELAWARE AVE.          KENNER          LA 70062-5412  (504) 466-2313
COMPUTER EQUIPMENT         COMPLEX, INC.                 4055 E. LA PALMA, UNIT C     ANAHEIM         CA 92807       (714) 630-7302
COMPUTER EQUIPMENT         COMPUTER CONTROLS, INC.       4303 N. CENTRAL EXPRSWAY     DALLAS          TX 75205       (214) 521-2242

                                                                                                                           PAGE -5-
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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT         DYNAMIC DECISIONS, INC.       253 EAST MAIN STREET       JOHNSON CITY     TN 37604-5707   (800) 767-7534
COMPUTER EQUIPMENT         INTEGRATED COMPUTER TECH.     25 MAUCHLY, STE 320        IRVINE           CA 92718-2305   (714) 753-7866
COMPUTER EQUIPMENT         IRON HORSE                    9522 DRAYCOTT COURT        BURKE            VA 22015-3265   (703) 323-7489
COMPUTER EQUIPMENT         KNOVIS COMPUTERS, INC.                                   BATON ROUGE      LA 70821
COMPUTER EQUIPMENT         MEDIATECH, INC.               5891 S. GARNETT ROAD       TULSA            OK 74146-6812   (918) 254-6099
COMPUTER EQUIPMENT         METABYTE COMPUTER SYS.        3000 WILCREST, STE 170     HOUSTON          TX 77042        (713) 952-4300
COMPUTER EQUIPMENT         MICROAGE                      4627 EVERHARD RD., NW      CANTON           OH 44718        (216) 496-1243
COMPUTER HARDWARE          RBR SUPPLIES, INC.                                       FRIDLEY          MN 55421
COMPUTER HARDWARE/SOFTWAR  METABYTE COMPUTER SYSTEMS     10500 FORUM PLACE #140     HOUSTON          TX 77036        (713) 995-1379
COMPUTER PERIPHERALS       MICRO MARKETING                                          ALBUQUERQUE      NM 87125
COMPUTER SERVICES          NOLA COMPUTER SERVICES        1100 POYDRAS, STE 1250     NEW ORLEANS      LA 70163-1250   (504) 585-7319
COMPUTER SOFTWARE,MICRO    SAYLORS SOFTWAREFIRST         6532 EDENVALE BLVD.        EDEN PRAIRIE     MN 55346-2563   (800) 289-9273
COMPUTER SUPPLIES/SERVICES CHANG CORPORTION              2835 PAN AMERICAN FRWAY.   ALBUQUERQUE      NM 87107-1606   (505) 345-1678
COMPUTER SUPPLIES/SOFTWARE COMPU SUPPLIES & SOFTWARE     P.O. BOX 802612            DALLAS           TX 75380-2612   (214) 661-1566
COMPUTER SYSTEMS           TAJARA TECHNOLOGY, INC.       1124 MAIN, STE C           IRVINE           CA 92714        (800) 443-6243
COMPUTER/OFFICE SUPPLIES   AMERICAN PRINT/OFFICE SPY     3482 DRUSILLA LANE         BATON ROUGE      LA 70809
COMPUTER/OFFICE SUPPLIES   ANVEE INTERNATIONAL           37 TRAMMER STREET          KENNER           LA 70065
COMPUTER/OFFICE SUPPLIES   BL's STATIONERY               2906 GOVERNMENT STREET     BATON ROUGE      LA 70806
COMPUTER/OFFICE SUPPLIES   CAJUN OFFICE SUPPLIES         9848 PERKINS ROAD          BATON ROUGE      LA 70810
COMPUTER/OFFICE SUPPLIES   COMPUTER/CALCULATOR/OFFIC     P.O. BOX 5664              NEW ORLEANS      LA 70156
COMPUTER/OFFICE SUPPLIES   GALAXY RIBBON CORP.           520 DAVID STREET           NEW ORLEANS      LA 70119
COMPUTER/OFFICE SUPPLIES   NATIONAL ENTERPRISES, INC.    2121 N. CAUSEWAY, #150     METAIRIE         LA 70002-3210   (504) 889-1624
COMPUTER/OFFICE SUPPLIES   PIP PRINTING                  2330 LAPALCO BLVD, STE 8   HARVEY           LA 70059
COMPUTER/OFFICE SUPPLIES   QUALITY EDUCATIONAL ENTRP.    3921 ST. CLAUDE AVE.       NEW ORLEANS      LA 70117
COMPUTER/OFFICE SUPPLIES   SHA'S OFFICE & PRINTING       6100 ST. CLAUDE, STE B     NEW ORLEANS      LA 70117
COMPUTERIZED PRODUCTION    MACO PRECISION MFG., INC.     13120 CARRERE COURT        BELLE CHASSE     LA 70037        (504) 254-1000
COMPUTERS                  3D COMPUTER CORPORATION       14275 MIDWAY ROAD, #170    DALLAS           TX 75244
COMPUTERS                  NATIONAL COMPUTER CENTER                                 OCEAN SPRINGS    MS 39564
COMPUTERS                  ULTIMATE MARKETING, INC.      713 WESTBANK EXPRESSWAY    GRETNA           LA 70053
COMPUTERS & SOFTWARE       SOFTCAD, INC.                 P.O. BOX 722254            HOUSTON          TX 77272        (713) 270-0184
COMPUTERS (PC SYSTEMS)     OMEGA SYSTEMS                                            BAY ST. LOUIS    MS 39520
CONCRETE                   DIXON'S MASONARY/CONCRETE     2485 CROCKETT DRIVE        BATON ROUGE      LA 70807
CONCRETE & DRYWALL         D & D CONSTRUCTION            2213 GENTILLY BLVD         NEW ORLEANS      LA 70122-2332   (504) 288-1206

                                                                                                                           PAGE -6-
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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
CONCRETE WORK              W.C. CONTRACTOR               5703 READ BLVD             NEW ORLEANS      LA 70119        (504) 949-0306
CONDUCTORS, SEMI           DOMINO'S COMPONENTS                                      CENTRAL ISLIP    NY 11722
CONDUIT CONSTRUCTION       JOHNSON ENTERPRISES                                      JACKSONVILLE,    FL 32201
CONNECTORS                 ADI ELECTRONICS               P.O. BOX 802221            DALLAS           TX 75380        (214) 458-5780
CONNECTORS                 HOUMA ELECTRONICS             3408 WEST MAIN             HOUMA            LA 70360
CONNECTORS                 NATIONAL CONNECT-TRONIX                                  DALLAS           TX 75221
CONNECTORS/JUNCTION BLOCKS RAM ENTERPRISES, INC.         24940 AVENUE TIBBITTS      VALENCIA         CA 91355        (805) 257-0800
CONSOLES/CONTROL PANELS    ELECTRO-SAFETY INSTRUMENTS    RT. 2, BOX 843             ERATH            LA 70533
CONSOLES/CONTROL PANELS    NEW BEDFORD PANORAMEX         8333 CHETLE AVENUE         SANTA FE SPRINGS CA 90670
CONSTRUCTION MANAGEMENT    ILA CONSTRUCTION CO., INC.                               DAYTONA BEACH    FL 32015
CONSTRUCTION, GENERAL      COLOM CONSTRUCTION CO.                                   RIPLEY           MS 38663
CONSTRUCTION, GENERAL      WHALEY & SONS INC.                                       PITTSBURGH       PA 15212
CONSULTANTS, ENGINEERING   CONTINENTAL TECHNICAL SVS     778 RAYS ROAD, STE 104     STONE MOUNTAIN   GA 30083
CONSULTANTS, ENGINEERING   G-T ASSOCIATES, INC.          P.O. BOX 14704             BATON ROUGE      LA 70898-4704
CONSULTANTS, ENGINEERING   HI-TECH MANUFACTURING         2476 FORT WORTH STREET     GRAND PRAIRIE    TX 75050
CONSULTANTS, ENGINEERING   ORFI SYSTEMS, INC.            41 GREAT VALLEY PARKWAY    MALVERN          PA 19355-1309
CONSULTANTS, ENGINEERING   REED'S ELECTRIC CONTRS.       2826 SHELDON DRIVE         BATON ROUGE      LA 70806
CONTRACTORS, GENERAL       COLE'S CONSTRUCTION           2036 WOODDALE, STE P       BATON ROUGE      LA 70805
CONTRACTORS, GENERAL       CONSTRUCTION MANAGEMENT       2320 DRUISILLA, STE F      BATON ROUGE      LA 70809
CONTRACTORS, GENERAL       FAIRMAN CONSTRUCTION SPLY     2387 N. 2125 EAST          LAYTON           UT 84040-5717
CONTRACTORS, GENERAL       GENUS ENTERPRISES, INC.                                  SARASOTA         FL 33578
CONTRACTORS, GENERAL       LEO COOK CONSTRUCTION         1005 ARCADIA DRIVE         BATON ROUGE      LA 70810
CONTRACTORS, GENERAL       REED'S ELECTRIC CONTRS.       2826 SHELDON DRIVE         BATON ROUGE      LA 70806
CONTRACTORS, GENERAL       THIERRY CONSTRUCTION CO.      3128 GUILFORD              BATON ROUGE      LA 70808
CONTRACTORS, GENERAL       WILLIE PARKER CONSTRUCTN      6901 E. CAPRICE AVENUE     BATON ROUGE      LA 70811
CONVEYORS                  MANUFAB, INC.                 129 THIRD STREET           KENNER           LA 70062        (504) 466-2368
COOLERS                    COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY        GA 30260-3660   (404) 362-9294
COUPLINGS                  PRESTIGE PRODUCTS CO.         6406 PLYMOUTH AVENUE       ST. LOUIS        MO 63133-1912   (314) 721-6344
COURIER SERVICES           QUICK COURIER SERVICE         650 S. PIERCE, STE 300     NEW ORLEANS      LA 70119
COURT REPORTING SERVICES   SYLVIA PASTRANO, INC.         3324 N. CAUSEWAY STE 201   METAIRIE         LA 70002
CRANES                     PACIFIC MACHINE WORKS         1008 S.E. FLINT            ROSEBURG         OR 97470        (503) 672-5855
CRANES, HYDRAULIC          MR EQUIPMENT CO., INC.        P.O. BOX 18228             OKLAHOMA CITY    OK 73154-0228   (405) 236-1494
CRANES, OVERHEAD           U.S. MATERIALS HANDLING       P.O. BOX 366               UTICA            NY 13503-0366   (315) 732-4111

                                                                                                                           PAGE -7-
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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


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COMMODITY                   VENDOR                      ADDRESS                    CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------

CUSHIONS                    FABRICATED TECHNOLOGY       4021 CONFLANS ROAD         IRVING          TX 75061        (214) 986-0640
CUSTOM METAL PRODUCTS       GARDNER MANUFACTURING CO.                              HORICON         WI 53032        (201) 896-0770
CUTTERS, MILLING            CHICKASAW DISTRIBUTORS      800 BERING, SUITE 130      HOUSTON         TX 77057
CUTTERS, MILLING            CIRCLE M SUPPLY CO., INC.   P. O. BOX 53791            LAFAYETTE       LA 70505
CYLINDERS, HYDRAULIC        C & C PRODUCTS              P. O. BOX 1267             FOREST PARK     GA 30051        (404) 362-9293
CYLINDERS, HYDRAULIC        HOSE HOUSE, INC.            P. O. BOX 41               PLANO           TX 75074        (214) 881-0282
DATA PROCESSING EQUIPMENT   PROFESSIONAL SOFTWARE       P. O. BOX 2674             KOKOMO          IN 46904        (317) 453-2428
DEHUMIDIFIERS               L&C ASSOCIATES, INC.        216 LAFAYETTE ROAD         NORTH HAMPTON   NH 03862        (603) 964-9421
DESIGN SERVICES             GIANNOTTI & ASSOCS. OF TX   950 COUNTY SQ DR #210      VENTURA         CA 93003        (805) 658-8836
DIESEL (REPAIR)             NEW ORLEANS DIESEL, INC.    9600 CHEF MENTEUR HWY.     NEW ORLEANS     LA 70127        (504) 241-0185
DIESEL ENGINES (REPAIR)     P & S DIESEL SERVICE        P. O. BOX 74               WESTWEGO        LA 70096-0074   (504) 341-1606
DIESEL GENERATORS (REPAIR)  SEA TREC ENTERPRISES, INC.  P. O. BOX 6200             CHULA VISTA     CA 92011-0015   (619) 423-9713
DIESEL GENERATORS, STANDBY  CLEAN FUEL, INC.            P. O. BOX 9610             RICHMOND        VA 23228        (804) 264-2528
DIRT                        LEE'S, INC.-BATON ROUGE     8900 HOPPER ROAD           BATON ROUGE     LA 70811
DOLLIES                     BMH EQUIPMENT, INC.         P. O. BOX 1621C9           SACRAMENTO      CA 95814
DOORS                       AWSM ENTERPRISES LIMITED                               CITY OF LAVAL   QC CANADA
DOORS/HATCHES/SCUTTLES      LOSSETT'S, INC.             310 STEPHENS STREET        PICAYUNE        MS 39446        (601) 769-1098
DRAFTING/GRAPHICS SUPPLIES  CONTRACTING SERVICES        3860 DORR STREET           TOLEDO          OH 43607        (419) 531-4292
DRILL PRESSES               A.R. FIGUEROA MACH. SHOP    1322 N. 6TH                WICHITA FALLS   TX 76304        (817) 322-6398
DRILL PRESSES               AIREL TOOL & EQUIPMENT CO.  1500 EDGELY ROAD           LEVITTOWN       PA 19057-4806   (215) 949-2060
DRILL PRESSES               AKWESASNE MOHAWK WOODWO     COMMUNITY BUILDING         HOGANSBURG      NY 13655        (518) 358-2272
DRILL PRESSES               BELL COMMERCIAL WELDING     4443 AUBURN BLVD           SACRAMENTO      CA 95841
DRILL PRESSES               G & J MACHINE CO., INC.     366 GROVE STREET           EAST RUTHERFORD NJ 07073-1727   (407) 984-2445
DRILL PRESSES               GOLDEN STATE MACHINERY CO.  5426 E. WASHINGTON BLVD    LOS ANGELES     CA 90040-2106   (213) 724-3112
DRILL PRESSES               J & C MACHINE SHOP, INC.    936 BLIMP ROAD             HOUMA           LA 70363-0152   (504) 879-2163
DRILL PRESSES               JOHN L. BLAKE ASSOCIATES    1237 MAIN STREET EAST      ROCHESTER       NY 14609-6941   (716) 654-8660
DRILL PRESSES               LEJEUNE MACHINE SHOP        P. O. BOX 1044             EUNICE          LA 70535        (318) 457-7800
DRILL PRESSES               MARLOWE MACHINE SHOP        RR 8 BOX 280               CULPEPER        VA 22701        (703) 825-6725
DRILL PRESSES               METAL FAB SOUTH LTD         55 W. 27TH STREET          KENNER          LA 70062-4874   (504) 468-9088
DRILL PRESSES               MSI & ASSOCIATES, INC.      P. O. BOX 2711             NORFOLK         VA 23501-2711   (804) 583-4073
DRILL PRESSES               PROTECH MACHININE CO.       2744 E. 74TH STREET        OAKLAND         CA 94601        (415) 261-5711
DRILL PRESSES               SAC TOOL & DIE SHOP, INC.   P. O. BOX 5777             GREENSBORO      NC 27435-0777   (919) 378-9663
DRILL PRESSES               SANTEC, INC.                1303 W. WALNUT PKWY        COMPTON         CA 90220-5030   (213) 637-3442


(SMDIS-C)                                                                                                       PAGE -8-
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


AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                      ADDRESS                       CITY            STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------ -----------------------------------------------
DRILLS                      AOA PRECISION ENGINEERING   2020 LOMITA BLVD #1           LOMITA          CA 90717-1723  (213) 325-2538
DRILLS                      DRAKEWOOD INDST. SUPPLY     12500 NETWORK BLVD #402       SAN ANTONIO     TX 78249-3310  (512) 699-9760
DRILLS                      MYERS BALDWIN & ASSOCIATES  24525 SOUTHFIELD RD $102      SOUTHFIELD      MI 48075-2777  (313) 569-0223
DRILLS & LATHES             GEISMAR FABRICATORS, INC.   7325 HIGHWAY 405              DONALDSONVILLE  LA 70346
DRUG SUPPLIES               IMR CORPORATION             639 MANHATTAN BLVD.           HARVEY          LA 70058       (504) 362-9888
DRUM HANDLING EQUIPMENT     BRANDON INDUSTRIAL          P.O. BOX 5354                 BUENA PARK      CA 90622
DRYWALL                     SNOWDEN'S ENTERPRISES       20110 REAMES ROAD             NEWBURY PARK    CA 91320
ELBOWS                      SHAWN RENA CORPORATION      P.O. BOX 2828                 INDIANAPOLIS    IN 46223-0001  (317) 293-8304
ELECTRIC COMPONENTS         LAGUNA COMPONENTS, INC.                                   LAGUNA BEACH    CA 92653
ELECTRIC WIRE & CABLE       A.C.C.E.                    4895 COLD CREEK COURT         SUGAR HILL      GA 30518       (404) 945-8991
ELECTRICAL CONNECTORS       INTERCONNECTION PRODUCTS                                  SANTA ANA       CA 92711
ELECTRICAL CONNECTORS       T & T PRODUCTS                                            ORLANDO         FL 32802
ELECTRICAL EQUIP/SUPPLIES   BBGP INDUSTRIAL SUPPLY      P.O. BOX 340                  EDGARD          LA 70049
ELECTRICAL INSTRUMENTS      FOX SCIENTIFIC, INC.        1110 W. HARRIS RD #102        ARLINGTON       TX 76017       (817) 472-0555
ELECTRICAL SUPPLIES         A. BRIET & COMPANY, INC.    713 HUNTLEE DRIVE             NEW ORLEANS     LA 70131
ELECTRICAL SUPPLIES         AFRI-AMERICAN SUPPLY CO.                                  TULSA           OK 74101
ELECTRICAL SUPPLIES         BAYOU ELECTRICAL SUPPLY     503 MARTIN LUTHER KING        LAKE CHARLES    LA 70601
ELECTRICAL SUPPLIES         CHOCTAW MFG. ENTERPRISE     ROUTE 7, BOX 3-D              CARTHAGE        MS 39051       (601) 267-5681
ELECTRICAL SUPPLIES         CITY SALES & SERVICE        P.O. BOX 1690                 HARVEY          LA 70059       (504) 366-2700
ELECTRICAL SUPPLIES         COMPRESSORS & COMPONENTS    1812 JOY LAKE RD              LAKE CITY       GA 30260-3660  (404) 362-9294
ELECTRICAL SUPPLIES         ENERGY ELECTRICAL INDUST.   P.O. BOX 4683                 HOUSTON         TX 77210
ELECTRICAL SUPPLIES         G.H.R. & ASSOCIATES         4400 YOUNG STREET             METAIRIE        LA 70006
ELECTRICAL SUPPLIES         HOMCO LIGHTING & ACCESS.    9930 LAKE FOREST BLVD.        NEW ORLEANS     LA 70127-2608  (504) 241-0048
ELECTRICAL SUPPLIES         L. DAVIS ELECTRICAL SERV.   2721 MITHRA STREET            NEW ORLEANS     LA 70122
ELECTRICAL SUPPLIES         MIRAMAR ELECTRIC SUPPLY                                   MIAMI           FL 33101
ELECTRICAL SUPPLIES         REED'S ELECTRIC CONTRS.     2826 SHELDON DRIVE            BATON ROUGE     LA 70806
ELECTRICAL SUPPLIES         SEAM IMPORT & EXPORT        3470 CAESAR DRIVE             NEW ORLEANS     LA 70114-9208  (504) 361-9033
ELECTRICAL SUPPLIES         TECNI-SISTEMAS, INC.        2636A DELAWARE AVE.           KENNER          LA 70062-5412  (504) 466-2313
ELECTRICAL SUPPLIES         WHOLESALE INDEPENDENT SUP                                 PENSACOLA       FL 32502
ELECTRICAL/SAFETY PRODUCTS  ALLIED INDUSTRIAL SUPPLY    625 S. FRONT STREET           MEMPHIS         TN 38103       (901) 528-0884
ELECTRONIC COMPONENTS       CEC ELECTRONICS             2841 RIVIERA, STE 200         AKRON           OH 44313
ELECTRONIC COMPONENTS       ELECTRONIC PARTS INVENTORY  P.O. BOX 550967               DALLAS          TX 75355       (214) 503-1414
ELECTRONIC COMPONENTS       ERIK-A ELECTRONIC DISTR.    2640 S. MYRTLE AVE., UNIT #1  MONROVIA        CA 91016       (818) 574-1020

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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS       JRH ELECTRONICS, INC.         2002-E LINCOLN DRIVE WEST  MARLTON           NJ 08053-0264
ELECTRONIC COMPONENTS       POWERHOUSE SERVICE            P.O. BOX 728               HURLEY            MS 39555       (609) 988-8696
ELECTRONIC TESTING EQUIP.   A-TEK ELECTRONICS             15751 ROXFORD ST., STE H   SYLMAR            CA 91344-3564  (601) 588-3876
ELECTRONICS                 D & H ELECTRONICS                                        ST. AUGUSTINE     FL 32084       (818) 364-7422
ELECTRONICS                 GTT ELECTRONICS               651 N. PLANO RD STE 419    RICHARDSON        TX 75081
ELECTRONICS                 HOUMA ELECTRONICS             3408 WEST MAIN             HOUMA             LA 70360       (214) 437-4747
ELECTRONICS                 LINTON HDWE & ELEC SUPPLY     2675 GRAVEL ROAD           FORT WORTH        TX 76118
ELECTRONICS                 MRO ELECTRONIC DISTRIBS.      P.O. BOX 763               HOLLYWOOD         FL 33083
ELECTRONICS                 TRIAD ELECTRONICS, INC.       400 N. CARROLLTON AVENUE   NEW ORLEANS       LA 70119
ELECTRONICS                 VARGAS ELECTRONICS, INC.      P.O. BOX 763               SMITHTOWN         NY 11787
ELECTRONICS EQUIPMENT       SONICRAFT, INC.                                          CHICAGO           IL 60607
ENGINEERING SERVICES        A.V. PEDDADAO                 P.O BOX 13199              ALEXANDRIA        LA 71315-3199  (318) 487-0607
ENGINEERING SERVICES        CHUNG MOO KWAN, INC.          7613 FOURTH STREET         MARRERO           LA 70072       (504) 884-9507
ENGINES, GAS & DIESEL       CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
ENGRAVING                   BEAED CORPORATION             2136 ALAMO AVENUE          HARVEY            LA 70059       (504) 367-1047
ENGRAVING                   JM ENGRAVING MFG. CORP.       2478 FORT WORTH STREET     GRAND PRAIRIE     TX 75050
EXCAVATION WORK             WHITES EXCAVATION & CONST.                               DAPHNE            AL 36526
EXTERMINATOR                BOLDEN EXTERMINATORS          2927 PLANK ROAD            BATON ROUGE       LA 70805
FABRIC COMPONENTS           FABRICATED TECHNOLOGY         4021 CONFLANS ROAD         IRVING            TX 75061       (214) 986-0640
FABRICATION                 L & E MARINE                                             MOSS POINT        MS 39563
FABRICATION                 MARINE SHIP & METALS WORKS                               MOSS POINT        MS 39563
FABRICATION                 MILPLEX CIRCUITS, INC.                                   ADDISON           IL 60101
FABRICATION                 N-TAC ENTERPRISES, INC.       646 ANCHORS STREET, STE 1  FT. WALTON BEACH  FL 32548       (904) 244-6100
FABRICATION/SERVICES        TECHNO MEX METAL PRODS.                                  WOOD DALE         IL 60191
FABRICATIONS                AMERICAN COASTAL INC.                                    ARLINGTON         VA 22210
FABRICATIONS, GENERAL       PRECISION MACHINING                                      BUSH              LA 70431
FABRICS, NAUGAHYDE          GAUTIER UPHOLSTERY INTERS.                               GAUTIER           MS 39553
FANS                        CITY TRANSIT & INDS. EQUIP    P.O. BOX 29242             NEW ORLEANS       LA 70189-0242  (504) 254-1273
FASTENERS                   A & C MACHINE & MFG.          P.O. BOX 1076              HARVEY            LA 70059
FASTENERS                   ALL-STAINLESS, INC.           75 RESEARCH ROAD           HINGHAM           MA 02043
FASTENERS                   BROOKS-STARLING FASTENERS     500 E. SEAMORAN, STE 30    CASSELBERRY       FL 32707       (407) 260-2004
FASTENERS                   CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
FASTENERS                   FREEDOM FASTENERS, INC.       132 MARINE STREET          FARMINGDALE       MY 11735-5608  (516) 752-8050


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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FASTENERS                   LOUISIANA NUT & BOLT          2217 ENGINEERS RD, STE A   BELLE CHASSE      LA 70037
FASTENERS                   MODY AEROSPACE                P.O. BOX 851562            RICHARDSON        TX 75085-1652  (214) 231-7851
FASTENERS                   OKABE COMPANY, INC.           645 FOREST EDGE DR         VERNON HILL       IL 60061-3106  (708) 541-9200
FASTENERS                   PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE         LA 70508-4452  (318) 837-9961
FASTENERS                   ROSAN, INC.                                              SANTA ANA         CA 92711
FASTENERS                   TECNI-SISTEMAS, INC.          2636A DELAWARE AVE.        KENNER            LA 70062-5412  (504) 466-2313
FASTENERS                   UNITED SCREW OF CA, INC.                                 ORANGE            CA 92667
FASTENERS & HARDWARE        SAVVY TECHNOLOGIES            2415 FIRST AVENUE NORTH    SEATTLE           WA 98109       (206) 868-2222
FASTENERS/SCREWS/BOLTS      APL FASTENERS, INC.                                      MILWAUKEE         WI 53201
FENCES                      ARROW FENCE COMPANY           5122 VICTORIA DR           BATON ROUGE       LA 70812-3116  (504) 356-4595
FENCES                      E B E FENCE COMPANY           2024 BAYOU ROAD            NEW ORLEANS       LA 70116
FENCES                      ELMO'S CEMENT & FENCE WKS     P.O. BOX 870602            NEW ORLEANS       LA 70187-0602  (504) 241-7630
FENCES                      T & M FENCE COMPANY           1808 N. MARKET STREET      SHREVEPORT        LA 71107-5212  (318) 222-6759
FENCES                      VARNADO FENCE SERVICE         2517 ART STREET            NEW ORLEANS       LA 70117       (504) 947-6598
FIBER GLASS MATERIAL        NEWTEX INDUSTRIES, INC.                                  VICTOR            NY 14564
FIBER INSTALLATION          SEALAND SYSTEMS, INC.                                    PASCAGOULA        MS 39567
FILM CIRCUITS               HYBIRDS INTERNATIONAL LTD.                               OLATHE            KS 66061
FILTERS                     AL-TRONICS, INC.                                         WESTBURY          NY 11590
FILTERS                     CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
FILTERS                     COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
FILTERS                     ENTERPRISE FILTERS            55 LYERLY, STE 201         HOUSTON           TX 77022
FILTERS                     INGRAM'S FILTERS & UPHOLSTY   1491 THOMAS DELPIT DR.     BATON ROUGE       LA 70802
FILTERS                     LBC AND ASSOCIATES            P.O. BOX 668               JONESBORO         GA 30237       (406) 477-2272
FILTERS, AIR                SCAN AIR FILTER COMPANY       100 BETA DR                FRANKLIN          TN 37064-3912  (615) 790-2019
FILTERS, AIR (HEPA)         FLUIDTECH                     P.O. BOX 90836             ALBUQUERQUE       NM 87109       (505) 255-3389
FILTERS, COALESCING         FLUIDTECH                     P.O. BOX 90836             ALBUQUERQUE       NM 87109       (505) 255-3389
FINANCIAL MANAGEMENT        DMC, INC.                                                GREENVILLE        SC 29602
FIRE ALARMS/EXTINGUISHERS   ABCON, INC.                   2911 MOUNT HOLLY ST.       BALTIMORE         MD 21216-1705  (301) 945-3892
FIRE ALARMS/EXTINGUISHERS   CENTRAL FIRE & SAFETY EQP.    221 W. MAGNOLIA STREET     ARCADIA           OK 73007       (800) 321-5586
FIRE ALARMS/EXTINGUISHERS   FISHER FIRE EXTINGUISHER      236 OAKDALE STREET         JACKSON           MS 39201       (601) 354-5551
FIRE ALARMS/EXTINGUISHERS   PHILA. & PA FIRE PROTECT      5111 CHESTNUT STREET       PHILADELPHIA      PA 19139-3430  (215) 472-1000
FIRE EXTINGUISHERS          ABILITY FIRE EQUIP., INC.     2925 HALLADAY STREET       SANTA ANA         CA 92705-5622  (714) 540-4840
FIRE EXTINGUISHERS          ADVANCED FIRE/SAFETY TECH     200 W. OHIO AVE            RICHMOND          CA 94804       (415) 233-7238


                                                                                                                          PAGE -11-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
FIRE EXTINGUISHERS          AMERICAN FIRE EXTG.           2831 AWAAWALOA STREET      HONOLULU          HI 96819-2945  (808) 488-0010
FIRE EXTINGUISHERS          CAL LOVE ENTERPRISE, INC      P.O. BOX 12212             ALEXANDRIA        LA 71315
FIRE EXTINGUISHERS          CENTURY FIRE & SAFETY EQP     P.O. BOX 85                BELLWOOD          IL 60104-0085  (312) 547-5007
FIRE EXTINGUISHERS          DAYTONA FIRE & SAFETY EQP     179 CARWELL AVE            HOLLY HILL        FL 32117       (904) 252-3186
FIRE EXTINGUISHERS          FESCO FIRE & SAFETY, INC      P.O. BOX 370600            SAN DIEGO         CA 92137-0600  (619) 296-2012
FIRE EXTINGUISHERS          FIRE CONTRTOL LTD.            P.O. BOX 370600            SAN DIEGO         CA 92137-0600  (619) 296-2012
FIRE EXTINGUISHERS          HILO FIRE EXTINGUISHERS       P.O. BOX 1206              HILO              HI 96721-1206  (808) 961-3522
FIRE EXTINGUISHERS          KLING & SNS ENTERPRISES       623 S. MAPLE AVE           MONTEBELLO        CA 90640-5405  (213) 726-0982
FIRE EXTINGUISHERS          METAL CRAFT, INC.             718 DEBELIUS AVE           BALTIMORE         MD 21205-3401  (301) 485-0880
FIRE EXTINGUISHERS          PROTECTION PLUS SYSTEMS       P.O. BOX 6207              NEWPORT NEWS      VA 23606-0207  (804) 595-9719
FIRE EXTINGUISHERS          PUENTE FIRE EXTG., INC        257 E. ADAMS ST.           BROWNSVILLE       TX 78520-6106  (512) 542-5449
FIRE EXTINGUISHERS          RED FIRE QUIPMENT, INC        3810 EISENHAUER RD         SAN ANTONIO       TX 78218-1705  (512) 655-2509
FIRE EXTINGUISHERS          REYNOLDS FIRE PROTECTION      471 WEST 50 SOUTH          SALT LAKE CITY    UT 84101       (801) 322-0084
FIRE EXTINGUISHERS          ROREX FIRE CONTROL, INC.      P.O. BOX 370600            SAN DIEGO         CA 92137       (619) 296-2012
FIRE EXTINGUISHERS          SAN DIEGO FLAMEPROOFING       1322 K STREET              SAN DIEGO         CA 92101-7513  (619) 232-0105
FIRE EXTINGUISHERS          SHAMAN EQUIPMENT COMPANY      3200 SEWARD HWY            ANCHORAGE         AK 99503       (619) 276-6500
FIRE EXTINGUISHERS          SUMMITLINE INDUSTRIES         4621 INDUSTRIAL RD         FORT WAYNE        IN 46825-5205  (219) 482-8296
FIRE PROTECTION             BORRELL ELECTRIC CO., INC.    3601 N. NEBRASKA AVE       TAMPA             FL 33603-5011  (813) 223-2727
FIRE PROTECTION             HAYAKAWA ASSOCIATES           1180 S. BEVERLY DR         LOS ANGELES       CA 90035-1153  (213) 879-4477
FIRE PROTECTION             NABOURS PLUMBING, INC.        3201 CENTER STREET         LAKE CHARLES      LA 70601-8627  (318) 478-4310
FIRE PROTECTION             RAJ BHARGAVA ASSOCIATES       301 E. FIREWEED LANE       ANCHORAGE         AK 99503       (907) 276-3768
FIRE PROTECTION/SPRINKLERS  ANR CONTRACTORS, INC.         P.O. BOX 3249              SAN JUAN          PR 00919-3249  (809) 788-3256
FIRE/SOUND PROOFING         DOCO INDUSTRIAL INSULATORS    P.O. BOX 31964             LAFAYETTE         LA 70593
FIREMANS SUPPLIES           MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
FITTINGS                    ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN          PR 00936-7326  (809) 754-9494
FITTINGS                    COLDON SUPPLY CO., INC.       P.O. BOX 8070              NEW ORLEANS       LA 70182-8070  (504) 947-0496
FITTINGS                    M 4, INC.                     230 SOUTH 2ND STREET       WORMLEYSBURG      PA 17043-1315  (717) 763-4747
FITTINGS                    PRESITIGE PRODUCTS CO.        6406 PLYMOUTH AVENUE       ST. LOUIS         MO 63133-1912  (314) 721-6344
FITTINGS                    SEALAND INDUSTRIAL SUPPLY     1838 CAROLINA BEACH RD.    WILMINGTON        NC 28401       (919) 762-7978
FITTINGS                    VALCO SUPPLY, INC.            630-A MAY AVE.             NORFOLK           VA 23504       (804) 623-9000
FITTINGS & FLANGES          ALL-STAINLESS, INC.           75 RESEARCH ROAD           HINGHAM           MA 02043
FITTINGS & FLANGES          ATLANTIC HYDRAULICS           2151 W. 73RD STREET        HIALEAH           FL 33016
FITTINGS & FLANGES          B & M OILFIELD SUPPLY         P.O. 400                   BROUSSARD         LA 70518       (318) 837-2771


                                                                                                                           AGE -12-
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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
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
FITTINGS & FLANGES          BETHLEHEM SUPPLY CORP.        5110 S. YALE AVENUE        TULSA             OK 74112
FITTINGS & FLANGES          CHICKAWAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
FITTINGS & FLANGES          CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
FITTINGS & FLANGES          LOUISIANA STAINLESS, INC.     P.O. BOX 26881             NEW ORLEANS       LA 70186
FITTINGS & FLANGES          ROYAL SHORE RESOURCES         60 PRINCE STREET           ELIZABETH         NJ 07208
FITTINGS & FLANGES          SMITH PIPE COMPANIES          P.O. BOX 24099             HOUSTON           TX 77015
FITTINGS & FLANGES          TRANSPEC FASTENERS            1500 N. PARK DRIVE         FORT WORTH        TX 76102
FITTINGS & NIPPLES          JHS & SONS SUPPLY CO.         544-48 E. HAINES STREET    PHILADELPHIA      PA 19144       (215) 843-7210
FITTINGS, HOSE              HOSE HOUSE, INC.              P.O. BOX 41                PLANO             TX 75074       (214) 881-0282
FITTINGS, HOSE              SHERMAN ENTERPRISES, INC      3111 S. VALLEY VIEW RD     LAS VEGAS         NV 89102-0332  (800) 327-8265
FITTINGS, PIPE VALVE        J. MARINE & INDUSTRIAL        11710 N. PERRY AVE.        HOUSTON           TX 77071       (713) 721-7527
FITTINGS, WELD              PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE         LA 70508-4452  (318) 837-9961
FLANGES                     PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE         LA 70508-4452  (318) 837-9961
FLASHLIGHTS & BATTERIES     MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
FLASHLIGHTS & LANTERNS      AFRI-AMERICAN SUPPLY CO.                                 TULSA             OK 74101
FLASHLIGHTS & LANTERNS      BBGP INDUSTRIAL SUPPLY        P.O. BOX 340               EDGARD            LA 70049
FLASHLIGHTS & LANTERNS      CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
FLASHLIGHTS & LANTERNS      CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
FLOORING                    RITE-WAY FLOORING, INC.       5497 VINE STREET BLDG A    CHINO             CA 91710-5248  (714) 628-1575
FLUID FILTRATION            LETTSWORTH OILFIELD SRVCS     6770 JOHNSTON STREET       LAFAYETTE         LA 70503-6202  (318) 981-6753
FLUID POWER COMP.           HUNT VALVE COMPANY, INC.                                 SALEM             OH 44460
FLUID SYSTEMS               DONCO INDUSTRIES SEATTLE      1137 S.W. HANFORD ST.      SEATTLE           WA 98134-1026  (206) 682-2948
FLUSHING                    DONCO INDUSTRIES SEATTLE      1137 S.W. HANFORD ST.      SEATTLE           WA 98134-1026  (206) 682-2948
FLUSHING                    YYK ENTERPRISES, INC.         1020 44TH AVE              OAKLAND           CA 94601
FOOD DISTRIBUTOR            DOMAR SUPPLIES                P.O. BOX 26457             NEW ORLEANS       LA 70186       (504) 246-9584
FOOD SERVICE                MORRISON'S CUSTOM MGMT.       15333 DRUMMET BLVD #160    HOUSTON           TX 77032       (713) 449-9808
FORGINGS                    INDEPENDENT FORGE CO.         692 N. BATAVIA STREET      ORANGE            CA 92668       (714) 997-7337
FOUNDRY PRODUCTS            FRANCISCO J. MAS, INC.        1255 BUCHANAN S.W.         GRAND RAPIDS      MI 49507       (616) 247-6626
FUEL TRANSPORT              ROY'S TRANSPORT               418 NEWTON STREET          GRETNA            LA 70053
FUELS, COAL                 PETROLEUM SOURCE & SYS.                                  ATLANTA           GA 30301
FURNITURE/CABINETS          FOX SCIENTIFIC, INC.          1110 W. HARRIS RD. #102    ARLINGTON         TX 76017       (817) 472-0555
GAGES                       SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS      IN 46223-0001  (317) 293-8304
GARMENTS, DISPOSABLE        DISPROTEK, INC.               120 W. CANAL STREET        PICAYUNE          MS 39466


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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
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
GARMENTS, DISPOSABLE        FOSTER & ASSOCIATES           3757 APRIL LANE            COLUMBUS          OH 43227-3371
GASKETS                     AEROSTAR INDUSTRIES           1083-C MONTAGUE AVE        CHARLESTON        SC 29406       (803) 744-0600
GASKETS                     BEST RUBBER COMPANY, INC.     P.O. BOX 5428              SAN MATEO         CA 94402
GASKETS                     CIRCLE M SULLOY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
GASKETS                     ELASTREK CORP.                P.O. BOX 18224             ANAHEIM           CA 92817-8224  (714) 992-1060
GASKETS                     KMC SEAL COMPANY LTD          100 N. HILL DR. #53        BRISBANE          CA 94005-1014  (415) 468-0950
GASKETS                     PAX INDUSTRIES                11596 MARTENS RIVER CIR    FOUNTAIN VALLEY   CA 92708-4202  (714) 850-1330
GASKETS                     SEAFARERS MARKETING           1723 MARIGOLD COURT        SAN JOSE          CA 95133       (408) 259-4722
GASKETS                     STEVENS GASKETS & SUPPLY      P.O. BOX 3265              TULSA             OK 74101
GASKETS                     THE GASCO MFG. CORP.          P.O. BOX 1151              HOBBS             NM 88241       (505) 393-4006
GASKETS                     UNITED SEAL & RUBBER CO.      3404 OAKCLIFF RD #C9       ATLANTA           GA 30340-3011  (404) 454-9912
GAUGES                      B & M OILFIELD SUPPLY         P.O. BOX 400               BROUSSARD         LA 70518       (318) 837-2771
GAUGES                      CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
GAUGES                      CIRCLE M SUPPLY CO., INC.     P.O BOX 53791              LAFAYETTE         LA 70505
GAUGES                      COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
GAUGES                      FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA           GA 30324-0023  (404) 875-8064
GAUGES                      GULF COAST MARINE & EQUIP     P.O. BOX 6076              METAIRIE          LA 70009-6076  (504) 467-4487
GAUGES                      HOSE HOUSE, INC.              P.O. BOX 41                PLANO             TX 75074       (214) 881-0282
GAUGES                      PANATEC COMPANY               111 W. WASHINGTON #1631    CHICAGO           IL 60602-2710  (312) 593-5402
GAUGES                      PRESTIGE PRODUCTS CO.         6406 PLYMOUTH AVENUE       ST. LOUIS         MO 63133-1912  (314) 721-6344
GAUGES                      VALVATE ASSOCIATES            15925 MINNESOTA AVENUE     PARAMOUNT         CA 90723-4913  (213) 979-0505
GAUGES, TEMPERATURE         SANTRONICS                    1855 E. VALLEY PWKY #203C  ESCONDIDO         CA 92027       (619) 489-8880
GEARS                       SUPREME GEAR COMPANY          19024 FLORIDA              ROSEVILLE         MI 48066       (313) 775-6325
GENERAL CONTRACTING         SAGE GENERAL CONTRACTOR       P.O. BOX 56327             NEW ORLEANS       LA 70156       (504) 241-5189
GENERATORS                  COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
GLOBES, RUBBER              J.P.C. ENTERPRISES            5819-C ROGERS AVENUE       FORT SMITH        AR 72903       (501) 452-9988
GLOVES                      MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
GLOVES                      TACOMA ENTERPRISES            226 CARONDELET STE 1019    NEW ORLEANS       LA 70130-2940  (504) 527-9100
GLOVES, LEATHER, WORK       WESTERN GLOVE MFG., INC.      P.O. BOX 5525              COMPTON           CA 90224-5525  (213) 636-1401
GLOVES/SAFETY GLASSES       CHICKASAW GLOVE & SUPPLY                                 MEMPHIS           TN 38101
GRAPHIC ART SUPPLIES        CONTRACTING SERVICES, INC.    3860 DORR STREET           TOLEDO            OH 43607       (419) 531-4292
GUARDRAILS                  CRAYLAR, INC.                 RR 1 BOX 21                PORTAGE           PA 15946-9705  (814) 736-3164
GUARDRAILS                  DENALI FENCE WORKS            2950 VAN HORN RD           FAIRBANKS         AK 99709-5417  (907) 474-9542

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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
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
GUARDRAILS                  ONE WAY SIGN & CONSTRN.       P.O. BOX 31495             BILLINGS          MT 59107-1495  (406) 245-5182
GUARDRAILS                  RMC CONSTRUCTION CO.          P.O. BOX 100621            FORT WORTH        TX 76185       (817) 338-0802
GUARDRAILS & HANDRAILS      CORONADO STEEL CORP.          5727 OBATA WAY             GILROY            CA 95020       (408) 848-5485
HANDSETS & HEADSETS         SCOTT & ASSOCIATES            P.O. BOX 26638             PHILADELPHIA      PA 19141
HANGERS                     DENFENSE STAMPINGS & ENGR     653 SOUTH "I" ST.          PENSACOLA         FL 32501       (904) 438-6105
HARDWARE                    DOT'S INDUSTRIAL SUPPLY                                  ENTERPRISE        AL 36330
HARDWARE                    MESA EQUIPMENT & SUPPLY       P.O. BOX 91568             ALBUQUERQUE       NM 87199-1568  (505) 345-0284
HARDWARE, MARINE            J. MARINE & INDUSTRIAL        11710 N. PERRY AVE.        HOUSTON           TX 77071       (713) 721-7527
HARDWARE, MARINE            MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
HARNESSES & STRAPS          FABRICATED TECHNOLOGY         4021 CONFLANS ROAD         IRVING            TX 75061       (214) 986-0640
HEAVY LIFT EQUIP REPAIR     A & A RADIATOR & GLASS        P.O. BOX 504               PORT LAVACA       TX 77979       (512) 552-6513
HOISTS                      CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
HOSE PRODUCTS               PAX INDUSTRIES                11596 MARTENS RIVER CIR    FOUNTAIN VALLEY   CA 92708-4202  (714) 850-1330
HOSES                       CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
HOSES                       CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
HOSES                       COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
HOSES                       HOLLEY TOOL COMPANY           P.O. BOX 17765             MILWAUKEE         WI 53217-0765  (414) 466-1008
HOSES, FIRE PROTECTION      CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS       LA 70130-1135  (504) 529-7474
HOSES, HYDRAULIC            C.H. RICHARDSON SUPPLY        4134 N. VANCOUVER AVE      PORTLAND          OR 97217-2957  (503) 284-3347
HOSES, HYDRAULIC            HOSE-LINE                     416-A W. LUMBER STREET     LANCASTER         CA 93532       (805) 942-9953
HOSES, RUBBER               CHEROKEE HOSE & SUPPLY CO.    4207 S. 33RD WEST AVE.     TULSA             OK 74107-5904  (918) 446-3548
HVAC AIR DUCTS              INDOOR AIR SERVICES, INC.     12188 W. JEWELL DR.        LAKEWOOD          CO 80228-4441  (303) 985-9485
HVAC EQUIPMENT              HOPKINS HEATING & COOLING     41 DORMAN AVE #2           SAN FRANCISCO     CA 94124-1810  (415) 824-1634
HVAC EQUIPMENT              HVAC HAWAII                   1287 KALANI ST. #105       HONOLULU          HI 96817-4952  (808) 845-6050
HVAC EQUIPMENT              K-M CONSTRUCTION, INC.        4711 E. FALCON DR. #131    MESA              AZ 85025       (602) 985-0588
HYDRAULIC EQUIPMENT         ATLANTIC SYDRAULICS           2151 W. 73RD STREET        HIALEAH           FL 33016
HYDRAULIC EQUIPMENT         TECNI-SISTEMAS, INC.          2636A DELAWARE AVE.        KENNER            LA 70062-5412  (504) 466-2313
INDUSTRIAL EQUIPMENT        CHICAGO INDUSTRIAL            702 CLARK PLACE            COLORADO SPRINGS  CO 80915       (719) 570-1040
INDUSTRIAL SUPPLIES         J. MARINE & INSUSTRIAL        11710 N. PERRY AVE.        HOUSTON           TX 77071       (713) 721-7527
INDUSTRIAL SUPPLIES         SOUTH CENTRAL SUPPLY          719 MONROE STREET          GRETNA            LA 70053-2129  (504) 362-0100
INSTRUMENTATION             HARVEY INSTRUMENTS/SUPPLY     P.O. BOX 114               HARVEY            LA 70059
INSTRUMENTATION             HOUMA ELECTRONICS             3408 WEST MAIN             HOUMA             LA 70360
INSTRUMENTATION             THOMPSON EQUIPMENT CO.        P.O. BOX 4189              NEW ORLEANS       LA 70178


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

AVONDALE INDUSTRIES, INC. - SMALL BUSINESS SOURCE LIST           10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
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
INSTRUMENTS                 SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS      IN 46223-0001  (317) 293-8304
INSTRUMENTS, RECORDING      DTR COMPANY LTD               P.O. BOX 4101              MODESTO           CA 95352       (209) 526-8691
INSTRUMENTS, RECORDING      JENNINGS & ASSOCS., INC.      P.O. BOX 661               EAST ORANGE       NJ 07019-0661  (201) 672-1562
INSTRUMENTS, RECORDING      MIAMI HYDRONICS, INC.         7361 NW 8TH ST BAY #4      MIAMI             FL 33126       (305) 261-5894
INSTRUMENTS, REPAIR         SOUTHERN NEVADA ELECTRNS.     2628 N. BRUCE STREET       NORTH LAS VEGAS   NV 89030-5324  (702) 649-4376
INSULATION/SOUNDPROOFING    PAR INSULATION & WELDING      P.O. BOX 739               FRANKLIN          LA 70538
INVERTERS                   FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA           GA 30324-0023  (404) 875-8064
JACKS, PALLET               J S ENTERPRISES               14922 NEWPORT AVENUE #J    TUSTIN            CA 92680-6114  (714) 851-6457
JACKS, PALLET               RAMAR MATERIAL HANDLING       P.O. BOX 3396              SOUTH EL MONTE    CA 91733-0396  (818) 350-0767
JANITORIAL SERVICES         CHUNG MOO KWAN, INC.          7613 FOURTH STREET         MARRERO           LA 70072       (504) 884-9507
JANITORIAL SERVICES         CONSOLIDATED INDUSTRIES       7532 CHEF MENTEUR HWY.     NEW ORLEANS       LA 70126
JANITORIAL SERVICES         FUSELIER'S JANITORIAL SRV     502 TWELFTH STREET         LAFAYETTE         LA 70501
JANITORIAL SERVICES         H.L.'S JANITORIAL SERVICE     2036 WOODDALE, STE O       BATON ROUGE       LA 70806
JANITORIAL SERVICES         L & L CONTRACTING SERVS       P.O. BOX 304               ZACHARY           LA 70791       (504) 654-7672
JANITORIAL SERVICES         LAWRENCE JANITORIAL SRV       5599 LAREDO DRIVE          BATON ROUGE       LA 70811
JANITORIAL SERVICES         NATIONAL JANITORIAL, INC.                                MOSS POINT        MS 39563
JANITORIAL SERVICES         NOLMAR CORPORATION            3615 D'HEMECOURT           NEW ORLEANS       LA 70119-7024  (504) 486-7681
JANITORIAL SERVICES         PEREZ JANITORIAL SERVICE      P.O. BOX 585               MARRERO           LA 70073
JANITORIAL SERVICES         RENT-A-MAID                                              GAUTIER           MS 39553
JANITORIAL SERVICES/SUPLS   ACCENT MAINTENANCE            P.O. BOX 4406              BATON ROUGE       LA 70821
JANITORIAL SERVICES         A N B CHEMICAL DISTRIBS.      MARTIN LUTHER KING DRIVE   EUNICE            LA 70535
JANITORIAL SERVICES         ALBRITE CHEMICALS & SUPPLY                               MEMPHIS           TN 38101
JANITORIAL SERVICES         BROADCO CLEANING PRODUCTS     P.O. BOX 3374              HARVEY            LA 70059       (504) 368-1145
JANITORIAL SERVICES         CLEANING SOLUTIONS            4109 MILLER PARK DR.       GARLAND           TX 75042       (214) 271-2600
JANITORIAL SERVICES         CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS       LA 70130-1135  (504) 529-7474
JANITORIAL SERVICES         HERBERT & EDGAR M. KINNARD    3613 SUNSET DR             SHREVEPORT        LA 71109-1719  (318) 636-4219
JANITORIAL SERVICES         J. BEVCO CHEMICALS            2102 TULANE AVENUE         NEW ORLEANS       LA 70112
JANITORIAL SERVICES         K & S CHEMICAL MFG. CO.                                  JACKSON           MS 39205
JANITORIAL SERVICES         QUALITY WHOLESALE SUPPLY      P.O. BOX 677               LULING            LA 70070
JANITORIAL SERVICES         SOUTHERN ALLIANCE MARINE      P.O. BOX 1465              SLIDELL           LA 70459
JANITORIAL SERVICES         W. D. LEWIS, INC.             440 N. FOSTER ROAD, #129   BATON ROUGE       LA 70811
JANITORIAL SERVICES         WESTBANK PAPER/JANITORIAL     4134 COPERNICUS STREET     NEW ORLEANS       LA 70131
JOINER                      AFRO-LECON, INC.              P.O. BOX 1028              JAMESTOWN         NY 14701


                                                                                                                          PAGE -16-
(SMDIS-C)

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
JOINTS                      PIEZO MFG. CORP.                                         FT. LAUDERDALE    FL 33310
KITCHEN UTENSILS            UNI ENTERPRISES, INC.                                    HARAHAN           LA 70123
LABORATORY ANALYSIS         LNS ENVIRONMENTAL SRVCS.      903 N. BOWSER, STE 230     RICHARDSON        TX 75081       (214) 669-3575
LADDERS                     BART INTERNATIONAL            31220 LA BAYA DR #110-584  THOUSAND OAKS     CA 91362-4089  (818) 991-7220
LADDERS                     MANUFAB, INC.                 129 THIRD STREET           KENNER            LA 70062       (504) 466-2368
LADDERS                     ROCKY DURON & ASSOCIATES      2970 CONGRESSMAN LANE      DALLAS            TX 75220
LAMPS                       SEAM IMPORT & EXPORT          3470 CAESAR DRIVE          NEW ORLEANS       LA 70114-9208  (504) 361-9033
LANDSCAPING                 OIL FIELD & PLANT MAINT.      P.O. BOX 176               BATON ROUGE       LA 70821
LATHES                      PRECISE MACHINING & MFG.      12716 EAST PINE            TULSA             OK 74116
LAW ENFORCEMENT EQUIPMENT   FIRE CONTROL LTD.             P.O. BOX 370600            SAN DIEGO         CA 92137-0600  (619) 296-2012
LAWN SERVICE                RISE & SHINE LAWN SERVICE     233 DELLA LANE DRIVE       AVONDALE          LA 70094       (504) 436-0167
LEAD PRODUCTS               CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
LIFE RAFTS                  NEPTUNE SUPPLIES, INC.        425 MILAN                  NEW ORLEANS       LA 70115-1498  (504) 899-9521
LIFE SAVING EQUIPMENT       MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
LIFTS, PERSONNEL            BART INTERNATIONAL            31220 LA BAYA DR #110-584  THOUSAND OAKS     CA 91362-4089  (818) 991-7220
LIGHT FIXTURES              POTTER ELECTRIC, INC.         1401 THIRD STREET          SAN FRANCISCO     CA 91340
LIGHTING, TEMPORARY         ROTO MANUFACTURING CO.                                   FRESNO            CA 93771
LIGHTS, NAVIGATION          DELT SUPPLY, INC.                                        MOBILE            AL 36601
LINENS                      KELLEY & ABIDE                4401 EUPHROSINE            NEW ORLEANS       LA 70125-1349  (504) 822-2700
LININGS, BRAKE              CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
LIQUID METAL                MNP INTERNATIONAL, INC.       P.O. BOX 4924              CERRITOS          CA 90701       (213) 921-6075
LOAD CELLS                  KEY TRANSDUCERS, INC.         40200 BRENTWOOD DR         STERLING HEIGHT   MI 48310       (313) 268-9393
LOCKERS & SHELVING          AAA MATERIAL HANDLING         P.O. BOX 52706             NEW ORLEANS       LA 70152-2706  (504) 733-8681
LOCKERS & SHELBING          J S ENTERPRISES               14922 NEWPORT AVENUE #J    TUSTIN            CA 92680-6114  (714) 851-6457
LOCKERS/PARTITIONS/SHELVING ROCKY DURON & ASSOCIATES      2970 CONGRESSMAN LANE      DALLAS            TX 75220
LODGING & MEETING ROOMS     NEW ORLEANS TRAVELODGE        2200 W.B. EXPRESSWAY       HARVEY            LA 70058       (504) 366-5311
LOGOS                       MR. JOE'S LOGOS UNLIMITED                                WILMINGTON        NC 28401
LUBRICANTS                  DIVERSIFIED DRILUBE, INC.     8512 E. 46TH STREET        TULSA             OK 74145
LUBRICANTS                  EMULTEC, INC.                 3361 GARDEN BROOK DR.      DALLAS            TX 75234       (214) 247-7766
LUBRICANTS                  GARZA INTERNATIONAL           P.O. BOX 270179            HOUSTON           TX 77277-0179  (713) 522-7272
LUBRICANTS (OIL/GREASE)     ATLANTIS ENTERPRISES          P.O. BOX 7355              METAIRIE          LA 70010
LUBRICATORS                 CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
LUBRICATORS                 IMPCO, INC.                   RT.1, EAST 3RD STREET      EDGARD            LA 70049


                                                                                                                           PAGE -17-
(SMDIS-C)

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
LUBRICATORS                 PETROLEUM LIQUIDS, INC.       P.O. BOX 457               WASKOM            TX 75692
LUMBER                      J. WONG & ASSOCIATES          P.O. BOX 5197              OAK BROOK         IL 60522-5197  (800) 421-0919
LUMBER                      NEWMAN LUMBER COMPANY                                    GULFPORT          MS 39501
MACHINE WORKS, GENERAL      MARINE ENGINEERING, INC.      ENGINEERS ROAD             BELLE CHASSE      LA 70059-0140  (504) 340-8601
MACHININE/MANUFACTURING     PRECISE MACHINING & MFG.      12716 EAST PINE            TULSA             OK 74116
MACHINING                   BETHANY MFG. COMPANY          609 E. WALNUT CIRCLE       GARLAND           TX 75040
MACHINING                   ENTECH MACHINE COMPANY        8241 INDY LANE             INDIANAPOLIS      IN 46214
MACHINING                   J & C MACHINE SHOP, INC.      936 BLIMP ROAD             HOUMA             LA 70363-0152  (504) 879-2163
MACHINING                   LARNER MACHINE, INC.          2966 W. CLARENDON AVE.     PHOENIX           AZ 85017-4690
MACHINING                   LEE PRECISION MACHINE-SHOP                               MADISON           AL 35758
MACHINING                   PRIORITY INDUSTRIES           3955 INDUSTRIAL BLVD.      INDIANAPOLIS      IN 46204
MACHINING                   VALA MACHINE COMPANY          9220 KEYSTONE STREET       PHILADELPHIA      PA 19114
MACHINING FORGINGS          SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS      IN 46223-0001  (317) 293-8304
MACHINING, GENERAL          EAGLE TOOL & ENGINEERING                                 MAYWOOD           CA 90270
MACHINING, PRECISION        PERFECT-A-TEC CORP.           6222 WEBSTER STREET        DAYTON            OH 45414       (513) 898-6010
MACHINING, PRECISION        SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS      IN 46223-0001  (317) 293-8304
MACHINING, VALVE            RELIABLE MACHINISTS CORP.     1115 JONES ROAD WEST       HOUSTON           TX 77065       (713) 469-7442
MACHINING/MANUFACTURING     GUICO MACHINE WORKS           5024 ALICE STREET          MARRERO           LA 70072
MACHINING/MANUFACTURING     JM ENGRAVING MFG. CORP.       2478 FORT WORTH STREET     GRAND PRAIRIE     TX 75050
MARINE SUPPLIES/EQUIPMENT   MARINE SPLICING & SUPPLY      P.O. BOX 2411              NEW ORLEANS       LA 70130-4597
MARINE SUPPLIES/EQUIPMENT   MARLO INTERNATIONAL, INC.     1500 FOURTH STREET         HARVEY            LA 70059       (504) 392-5108
MATERIAL HANDLING EQUIP.    AAA MATERIAL HANDLING         P.O. BOX 52706             NEW ORLEANS       LA 70152-2706  (504) 733-8681
MEASURING MACHINES          DAVIS METROLOGY & MFG. CO.    P.O. BOX 36                PADUCAH           KY 42002-0038  (502) 443-7843
MEAT, WHOLESALE             BULK MEAT, INC.               528 MONROE STREET          ALEXANDRIA        LA 71301
MECH. POWER TRANSMSN. EQUIP SEALAND INDUSTRIAL SUPPLY     1838 CAROLINE BEACH RD.    WILMINGTON        NC 28401       (919) 762-7978
MEDICAL SUPPLIES            ALPHA ONE ENTERPRISES         P.O. BOX 13204             ALEXANDRIA        LA 71315-3204  (318) 487-9611
MEDICAL SUPPLIES            BATISTE DRUGS, INC.           6621 WESTBANK EXPY #A      MARRERO           LA 70072-2658  (504) 366-2700
MEDICAL SUPPLIES            CITY SALES & SERVICE          P.O. BOX 1690              HARVEY            LA 70059       (504) 366-2700
MEDICAL SUPPLIES            DRUSUPCO, INC.                2020 JACKSON AVENUE        NEW ORLEANS       LA 70113
MEDICAL SUPPLIES            FREEDOM ROAD, INC.            9625 MASON AVE, STE 7A     CHATSWORTH        MS 39483
MEDICAL SUPPLIES            H & G SUPPLY CO.              3009 20TH., STE A          METAIRIE          LA 70116
MEDICAL SUPPLIES            L & L INDUSTRIES              41244 HIGHWAY 931          GONZALES          LA 70737-7130  (504) 622-2070
MEDICAL SUPPLIES            MEDI MART PHARMACY                                       MOSS POINT        MS 39563


                                                                                                                           PAGE -18-
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

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES            NATL MEDICAL SUPPLY CO.       1230 BROAD ST.             NEW ORLEANS       LA 70119-3303  (504) 822-6573
MEDICAL SUPPLIES            PROFESSIONAL MEDICAL PRODS    P.O. BOX 740642            NEW ORLEANS       LA 70174
MEDICAL SUPPLIES            SYSTEMS PLUS                  P.O. BOX 7086              NEW ORLEANS       LA 70186-7086  (504) 245-3811
MEDICAL SUPPLIES            WILSON SURGICAL SUPPLY        2019 LOUISIANA AVE.        NEW ORLEANS       LA 70115
METAL COMPOUND              MNP INTERNATIONAL, INC.       P.O. BOX 4924              CERRITOS          CA 90701       (213) 921-6075
METAL FABRICATION           AMEG, INC.                                               KETTERING         OH 45429
METAL FABRICATION           EBONEX, INC.                  336 COURT STREET           BINGHAMTON        NY 13902       (607) 723-7437
METAL PRODUCTS              PACIFIC MACHINE WORKS         1008 S.E. FLINT            ROSEBURG          OR 97470       (503) 672-5855
METERS                      FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA           GA 30324-0023  (404) 875-8064
METERS                      PANATEC COMPANY               111 W. WASHINGTON #1631    CHICAGO           IL 60602-2710  (312) 593-5402
MICRO COMPUTER PRODUCTS     INFORMATION SYSTEMS INTL.                                FORT LAUDERDALE   FL 33310
MICROFICHE READER PRINTERS  NATIONAL MICROCOMP SRVCS      1332 BELL AVENUE #20       TUSTIN            CA 92680-6439  (714) 259-8660
MICROFICHE READERS          COLLEY AVENUE OFFICE SPLS     3911 COLLEY AVENUE         NORFOLK           VA 23508-2626  (804) 489-7310
MICROFILM CAMERA/READERS    MICROFILM SYSTEMS, INC.       P.O. BOX 3130              SHREVEPORT        LA 71133-3130  (318) 227-0835
MICROFILM CAMERAS/READERS   MICRO SERVICING, INC.         1918 CHICAGO ROAD          CHICAGO HEIGHTS   IL 60411-4101  (312) 754-5525
MICROFILM EQUIPMENT         OMNI MICROGRAPHIC SERVICES    1004 HANSON COURT          MILPITAS          CA 95035-3165  (408) 945-9805
MICROFILM SERVICES          MICHIGAN MICRORGRAPHICS       18980 WYOMING AVENUE       DETROIT           MI 48221       (313) 345-1510
MICROFILM SUPPLIES          KHAN ENTERPRISES              9331 CHAPMAN AVE #209      GARDEN GROVE      CA 92641-2526  (714) 330-6670
MICROFILM/MICROFICHE SRVCS. MICROFILM BUREAU, INC.        17421 VILLAGE GREEN DR     HOUSTON           TX 77040-1004  (713) 996-1684
MICROFILM/MICROFICHE SRVCS. MICROGRAPHIC SUPPLY CO.       P.O. BOX 34417             SAN ANTONIO       TX 78265-4417  (512) 656-0238
MILL SUPPLIES               MESA EQUIPMENT & SUPPLY       P.O. BOX 91568             ALBUQUERQUE       NM 87199-1568  (505) 345-0284
MILLING SUPPLIES            BBGP INDUSTRIAL SUPPLY        P.O. BOX 340               EDGARD            LA 70049
MILLING SUPPLIES            PRECISE MACHINING & MFG.      12716 EAST PINE            TULSA             OK 74116
MOTORS                      CITY TRANSIT & INDS. EQUIP    P.O. BOX 29242             NEW ORLEANS       LA 70189-0242  (504) 254-1273
MOTORS, AIR & ELECTRIC      COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
MOTORS, ELECTRIC            IPS CORPORATION               P.O. BOX 640237            KENNER            LA 70064-0237  (504) 469-5731
MOTORS, ELECTRIC            OKLAHOMA STEAM                15324 E. 13TH STREET       TULSA             OK 74108-4709  (918) 437-3500
NIPPLES                     PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE         LA 70508-4452  (318) 837-9961
NOZZLES, FLOW               ENERGY FLOW SYSTEMS, INC.     P.O. BOX 14127             HOUSTON           TX 77221-4127  (713) 747-3569
NURSERY/GREENHOUSE SUPPLIE  BURRIS NURSERY/GREENHOUSE     8318 MICKENS ROAD          BATON ROUGE       LA 70811
OFFICE EQUIPMENT/MACHINES   BORNE BUSINESS MACHINES       123 WESTBANK EXPRESSWAY    WESTWEGO          LA 70094       (504) 348-7004
OFFICE EQUIPMENT/MACHINES   NEW ORLEANS BUS. MACHS.       P.O. BOX 807               METAIRIE          LA 70004-0807  (504) 834-3134
OFFICE EQUIPMENT/SUPPLIES   DUSSET OFFICE PRODUCTS        4948 CHEF MENTUER, #603    NEW ORLEANS       LA 70126       (504) 945-5486


                                                                                                                           PAGE -19-
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


AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
OFFICE MACHINES             AMERICAN OFFICE MACHINES      3029 LAKE STREET           LAKE CHARLES      LA 70601-8383  (318) 477-0322
OFFICE MACHINES             ASI, INC.                     2915 RYAN STREET           LAKE CHARLES      LA 70601-8510  (318) 433-5561
OFFICE MACHINES             DURR'S OFFICE MACHINES        22 CHAPELLE STREET         SANTA FE          NM 87501-1808  (505) 983-4111
OFFICE MACHINES             JORDAN ENTERPRISES, INC.      409 GABRIEL LANE           ALEXANDRIA        LA 71302-5229  (318) 443-3940
OFFICE MACHINES/SUPPLIES    COLLEY AVENUE OFFICE SPLS     3911 COLLEY AVENUE         NORFOLD           VA 23508-2626  (804) 489-7310
OFFICE MACHINES/SUPPLIES    R-C-I, INC.                   3701 TCHOUPITOULAS, STE E  NEW ORLEANS       LA 70115-1339  (504) 895-6537
OFFICE SUPPLIES             CONTRACTING SERVICES, INC.    3860 DORR STREET           TOLEDO            OH 43607       (419) 531-4292
OFFICE SUPPLIES             COOLEY PRINTERS OFFICE SPY    P.O. BOX 2070              MONROE            LA 71207       (318) 325-7541
OFFICE SUPPLIES             CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS       LA 70130-1135  (504) 529-7474
OFFICE SUPPLIES             EVERYTHING FOR THE OFFICE     2950 NIAGARA LANE N.       PLYMOUTH          TX 77229-4295  (713) 923-8696
OFFICE SUPPLIES             MULE-DUREL, INC.              241 DAUPHINE STREET        NEW ORLEANS       LA 70112-3127  (504) 529-7484
OFFICE SUPPLIES             OFFICE EQUIPMENT COMPANY                                 MOBILE            AL 36601
OFFICE SUPPLIES             TEAL OFFICE PRODUCTS, INC.    1941 STARING LANE          BATON ROUGE       LA 70810-1033  (504) 767-2068
OFFICE SUPPLIES/EQUIPMENT   GILL ASSOCIATION BROKER       3424 E. LAKE MEAD, #A      N. LAS VEGAS      NV 89030-7382  (702) 657-0191
OIL SPILL SUPPLIES          MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
OVENS                       MOCO THERMAL INDUSTRIES       1 OVEN PLACE               ROMULUS           MI 48174-2236  (313) 728-6800
OVENS                       SLACK ASSOCIATION, INC.       540 S. LONGWOOD STREET     BALTIMORE         MD 21223-2724  (301) 566-2520
PACKINGS                    BEST RUBBER COMPANY, INC.     P.O. BOX 5428              SAN MATEO         CA 94402
PACKINGS                    SINGING RIVER INDUSTRIES                                 PASCAGOULA        MS 39567
PAINT                       A C PAINT COMPANY, INC.       5116 LIBERTY HEIGHTS       BALTIMORE         MD 21207-7055
PAINT                       GLOBEX CORPORATION            91 SANDBAR FERRY ROAD      AUGUSTA           GA 30903-2924  (706) 724-5419
PAINT THINNERS              PETROLEUM LIQUIDS, INC.       P.O. BOX 457               WASKOM            TX 75692
PAINTS, INDUSTRIAL          SIMCO COATINGS, INC.          211 GUNTER LANE            BELLE CHASSE      LA 70037       (504) 393-9455
PALLETS                     McREYNOLDS PALLETS CO.                                   McCOOL            MS 39108
PALLETS                     PALLERS PLUS                  6865 N. PARK DRIVE         SHREVEPORT        LA 71107       (318) 893-1421
PARKER                      HOLLEY TOOL COMPANY           P.O. BOX 17765             MILWAUKEE         WI 53217-0765  (414) 466-1008
PEST CONTROL                WOLF PEST CONTROL             7909 SCENIC HIGHWAY        BATON ROUGE       LA 70807
PETROLEUM PRODUCTS          ROWE, INC.                    P.O. BOX 090               OXON HILL         MD 20745
PHOTOGRAPHY                 DENNIS PHTOFINISH, LTD.       2303 ST. BERNARD AVE.      NEW ORLEANS       LA 70119-1501  (504) 944-5449
PIPE                        JHS & SONS SUPPLY CO.         544-48 E. HAINES STREET    PHILADELPHIA      PA 19144       (215) 843-7210
PIPE                        PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE         LA 70508-4452  (318) 837-9961
PIPE                        SHERMAN ENTERPRISES, INC.     3111 S. VALLEY VIEW RD     LAS VEGAS         NV 89102-0332  (800) 327-8265
PIPE                        WEBSTER PIPING & SUPPLY       P.O. BOX 2323              FLORENCE          AZ 35630-0323  (205) 766-6272


                                                                                                                           PAGE -20-
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

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
PIPE & PLUMBING             ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN          PR 00936-7326  (809) 754-9494
PIPE & PLUMBING             COLDON SUPPLY CO., INC.       P.O. BOX 8070              NOW ORLEANS       LA 70182-8070  (504) 947-0496
PIPE & TUBING               ANKO METAL SERVICES           11000 E. YALE AVE., #203   AURORA            CO 80014-1763
PIPE & TUBING               CIB CORPORATION               P.O. BOX 4086              SAN JUAN          PR 00936-4086
PIPE & TUBING               CIRCLE M SUPPLY CO., INC.     P.O. BOX 53791             LAFAYETTE         LA 70505
PIPE & TUBING               CROWN METAL CORP.             4221 SHILLING WAY          DALLAS            TX 75237-1024
PIPE & TUBING               FAIRMAN CONTRUCTION SPLY      2387 N. 2125 EAST          LAYTON            UT 84040-5717
PIPE FITTINGS               KULEANA VALVE & FITTING       P.O. BOX 3476              HONOLULU          HI 96811-3476  (808) 521-7951
PIPE HANGERS                PIPING TECHNOLOGY & PRODS.                               HOUSTON           OK 74116
PIPE VALVES/FLANGES/FITTGS  SOLEX INTERNATIONAL, INC.     P.O. BOX 208               HARRISON          NJ 07029       (201) 484-6661
PIPE, FIBERGLASS            CHICKASAW DISTRIBUTORS        800 BERING, SUITE 130      HOUSTON           TX 77057
PIPE, SPECIAL               AMERICAN METALS SERVICE                                  MIAMI             FL 33101
PIPING                      JHS INTERNATIONAL             544 EAST HANIES            PHILADELPHIA      PA 19144       (215) 843-7210
PLANNING                    BILLES/MANNING ARCHITECTS     839 ST. CHARLES, STE 300   NEW ORLEANS       LA 70130       (504) 523-5366
PLASMA                      PROTO SPACE ENGINEERING                                  SOUTH EL MONTE    CA 91733
PLASTIC                     PRESTIGE PACKAGING, INC.                                 NORCROSS          GA 30091
PLASTIC                     SUPERIOR FURNITURE MFG.                                  MAIMI             FL 33101
PLATES, ORIFICE             ENERGY FLOW SYSTEMS, INC.     P.O. BOX 14127             HOUSTON           TX 77221-4127  (713) 747-3569
PLUMBING                    BYNUM PLUMBING CORP.          1200 N. BROAD AVE          NEW ORLEANS       LA 70119
PLUMBING                    CARE SERVICES, INC.           P.O. BOX 538               BELLE CHASSE      LA 70037       (504) 394-5780
PLUMBING                    EARNEST MORRIS BLDG CONTR.    2205 PENISTON STREET       NEW ORLEANS       LA 70115
PLUMBING                    GAYS ELECTRICAL & MECH.       3610 COOPER STREET         MONROE            LA 71203-5614  (318) 387-8399
PLUMBING                    GEORGE RICHARD CONSTRN.       7550 KINGSPORT BLVD        NEW ORLEANS       LA 70128       (504) 241-5720
PLUMBING                    J.W. MECHANICAL SERVICE                                  LEMON GROVE       CA 90245
PLUMBING                    LOUISIANA PLUMBING & HTG.     2811 FRENCHMEN STREET      NEW ORLEANS       LA 70122-3630  (504) 947-1191
PLUMBING                    MARONGE ELECTRIC COMPANY      2424 MARIETTA AVE.         KENNER            LA 70062-4101  (504) 467-7537
PLUMBING FIXTURES           SPEAKMAN COMPANY                                         WILMINGTON        DE 19899
PNEUMATIC DUCTING/TUBING    PARKER SHANE MFG. CO.         501 OVILLA OAKS            OVILLA            TX 75154       (214) 515 5500
PRESSURE VESSELS            GULF COAST ALLOY WELDING      P.O. BOX 2002              HUMBLE            TX 77338       (713) 821-0543
PRINTERS, READER            MICHIGAN MICROGRAPHICS        18980 WYOMING AVENUE       DETROIT           MI 48221       (313) 345-1510
PROCESS EQUIPMENT           GULF COAST ALLOY WELDING      P.O. BOX 2002              HUMBLE            TX 77338       (713) 821-0543
PUMPS                       C & C PRODUCTS                P.O. BOX 1267              FOREST PARK       GA 30051       (404) 362-9293
PUMPS                       CITY TRANSIT & INDS. EQUIP    P.O. BOX 29242             NEW ORLEANS       LA 70189-0242  (504) 254-1273


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

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
PUMPS                       COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
PUMPS                       CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS       LA 70130-1135  (504) 529-7474
PUMPS                       CRESCENT PUMP & EUQIPMENT     201 GLENHILL LANE          HOUMA             LA 70363       (504) 851-7077
PUMPS                       FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA           GA 30324-0023  (404) 875-8064
PUMPS                       GULF COAST MARINE & EQUIP     P.O. BOX 6076              METAIRIE          LA 70009-6076  (504) 467-4487
PUMPS                       LBC AND ASSOCIATES            P.O. BOX 668               JONESBORO         GA 30237       (406) 477-2272
PUMPS & COMPRESSORS         SEALAND INDUSTRIAL SUPPLY     1838 CAROLINA BEACH RD.    WILMINGTON        NC 28401       (919) 762-7978
PUMPS & COMPRESSORS         SHERMAN ENTERPRISES, INC.     3111 S. VALLEY VIEW RD     LAS VEGAS         NV 89102-0332  (800) 327-8265
PUMPS & COMPRESSORS         SOLEX INTERNATIONAL, INC.     P.O. BOX 208               HARRISON          NJ 07029       (201) 484-6661
PUMPS, PRECISION            SMITH PRECISION PRODUCTS                                 NEWBURY PARK      CA 91320
PUMPS, STEAM JET VACUUM     PARDEE ENGINEERING                                       BERKELEY          CA 94701
RACKS, PALLET               AAA MATERIAL HANDLING         P.O. BOX 52706             NEW ORLEANS       LA 70152-2706  (504) 733-8681
RACKS, PALLET               HARCO DISTRIBUTORS, INC.      318 LAWRENCE STREET        PHILADELPHIA      PA 19106-4211  (215) 923-2981
RACKS, PALLET               J S ENTERPRISES               14922 NEWPORT AVENUE #J    TUSTIN            CA 92680-6114  (714) 851-6457
RACKS, PALLET               M & M MANUFACTURE             2986 1ST STREET            LA VERNE          CA 91750-5678  (714) 596-6205
RACKS, PALLET               U.S. MATERIALS HANDLING       P.O. BOX 366               UTICA             NY 13503-0366  (315) 732-4111
RAGS                        SOUTH CENTRAL SUPPLY          719 MONROE STREET          GRETNA            LA 70053-2129  (504) 362-0100
RAW MATERIAL                TARA METALS, INC.                                        MANCHESTER        CT 06040
RECORDERS                   FIRST COMMUNCS. & DATA        2421 SCHUSTER DR           HYATTSVILLE       MD 20781-1122  (301) 322-5460
RECORDERS, TELEPHONE/VIDEO  SCORPIO ENTERPRISES, INC.     P.O. BOX 1183              BEDMINISTER       NJ 07921       (201) 781-1050
RECORDERS, TIME             ACCUTRONICS INC.              P.O. BOX 100478            SAN ANTONIO       TX 78201-1778  (512) 736-5300
RECORDERS, TIME             D & S SYSTEMS, INC.           625C S. PALM STREET        LA HABRA          CA 90631-5737  (714) 870-6680
RECORDERS, TIME             DURR'S OFFICE MACHINES        22 CHAPELLE STREET         SANTA FE          NM 87501-1808  (505) 963-4111
RECORDERS, VIDEO            S & B LTD                     P.O. BOX 2795              TUSCALOOSA        AL 35401       (205) 349-2602
RECORDERS, VIDEO            CUSTOM ELECTRONICS, INC.      238 EXCHANGE STREET        CHICOPEE          TX 75237
RECORDERS, VIDEO            THE CLARKSON COMPANY          1627 PEACHTREE ST NE/#315  ATLANTA           GA 30309-2424  (404) 876-1746
RECORDERS, VOICE            DICTAPHONE-ANSAFONE SYS.      P.O. BOX 576               MIAMI             FL 33135       (305) 642-3600
REFINISHING, BATH/FLOOR     JOE CARRIZAL CONTRACTORS      915 N. ESTRELLA            EL PASO           TX 79903       (915) 562-4631
REFRACTORY PRODUCTS         IPS CORPORATION               P.O. BOX 640237            KENNER            LA 70064-0237  (504) 469-5731
REGULATORS                  COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
REGULATORS                  HOSE HOUSE, INC.              P.O. BOX 41                PLANO             TX 75074       (214) 881-0282
REPRODUCTION SERVICES       COPYRITE, INC.                270 KING STREET            CHARLESTON        SC 29401       (803) 577-6375
RINGS                       HOLLEY TOOL COMPANY           P.O. BOX 17765             MILWAUKEE         WI 53217-0765  (414) 466-1008


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

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
RIOT EQUIPMENT              FIRE CONTROL LTD.             P.O. BOX 370600            SAN DIEGO         CA 92137-0600  (619) 296-2012
ROOFING/SHEETMETAL          MIKE McADAMS ROOFING CO.                                 PASCAGOULA        MS 39567
ROPE                        CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS       LA 70130-1135  (504) 529-7474
ROPE                        MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
ROPE, WIRE                  MARINE SPLICING & SUPPLY      P.O. BOX 2411              NEW ORLEANS       LA 70130-4597
RUBBER PRODUCTS             SEAFARERS MARKETING           1723 MARIGOLD COURT        SAN JOSE          CA 95133       (408) 259-4722
RUBBER, SHEET               ELASTREK CORP.                P.O. BOX 18224             ANAHEIM           CA 92817-8224  (714) 992-1060
SAFETY & FIRE EQUIPMENT     ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN          PR 00936-7326  (809) 754-9494
SAFETY EQUIPMENT            ADVANCED FIRE/SAFETY TECH     200 W. OHIO AVE            RICHMOND          CA 94804       (415) 233-7238
SAFETY EQUIPMENT            GULF COAST MARINE & EQUIP     P.O. BOX 6076              METAIRIE          LA 70009-6076  (504) 467-4487
SAFETY EQUIPMENT            MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
SAFETY EQUIPMENT            SHAMAN EQUIPMENT COMPANY      3200 SEWARD HWY            ANCHORAGE         AK 99503       (907) 276-6500
SAFETY PRODUCTS             4-ACE ENTERPRISES COMPANY     9931 HARWIN, STE 146       HOUSTON           TX 77036       (713) 789-7707
SAFETY PRODUCTS             MS UNLIMITED, INC.            P.O. BOX 577               SYRACUSE          NY 13206       (315) 437-1291
SAFETY PRODUCTS             SOUTH CENTRAL SUPPLY          719 MONROE STREET          GRETNA            LA 70053-2129  (504) 362-0100
SAFETY RAILS                ASSOCIATED MEDICAL SRVCS.     21700 NORTHWESRN HWY 820   SOUTHFIELD        MI 48075       (313) 557-8833
SAFETY SUPPLIES             CITY SALES & SERVICE          P.O. BOX 1690              HARVEY            LA 70059       (504) 366-2700
SANDBLASTING                DONCO INDUSTRIES SEATTLE      1137 S.W. HANFORD ST.      SEATTLE           WA 98134-1026  (206) 682-2948
SANDBLASTING & EQUIPMENT    PAL SERVICES, INC.            2003 S. STATE STREET       ABBEVILLE         LA 70150
SCAFFOLDS                   BART INTERNATIONAL            31220 LA BAYA DR #110-584  THOUSAND OAKS     CA 91362-4089  (818) 991-7720
SCAFFOLDS                   MANUFAB, INC.                 129 THIRD STREET           KENNER            LA 77062       (504) 466-2368
SCISSORS, SURGICAL          TACOMA ENTERPRISES            226 CARONDELET STE 1019    NEW ORLEANS       LA 70130-2940  (504) 527-9100
SCREEN PRINTING             NATIONAL SCREEN-PRINTERS                                 AUBURN            AL 36830
SEAL RINGS, MECHANICAL      COLES CARBIDE COMPANY         3508 K STREET              BAKERSFIELD       CA 93301-1617  (805) 322-3562
SEALS, MECHANICAL           IPS COROPRATION               P.O. BOX 640237            KENNER            LA 70064-0237  (504) 469-5731
SEALS, MECHANICAL           WEBSTER PIPING & SUPPLY       P.O. BOX 2323              FLORENCE          AZ 35630-0323  (205) 766-6272
SENSORS                     KEY TRANSDUCERS, INC.         40200 BRENTWOOD DR.        STERLING HEIGHT   MI 48310       (313) 268-9393
SENSORS, R.F. CURRENT       FISCHER CUSTOM COMMS.                                    HAWTHORNE         CA 90250
SEPARATORS                  COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY         GA 30260-3660  (404) 362-9294
SEWING MACHINE PARTS/SPLS   JOSE A. VAZQUEZ               P.O. BOX 5043              CAROLINA          PR 00628       (809) 768-9430
SEWING MACHINES             CENTRAL SHOP                  161 LEWIS STREET           LYNN              MA 01902       (617) 593-1963
SEWING MACHINES             SEWING EQUIP. SPECIALISTS     P.O. BOX 70120             SAN JUAN          PR 00936-7120  (809) 783-8186
SEWING MACHINES             SOUTHEAST MACHINE COMPANY     204 APPLE LANE             NEWPORT NEWS      VA 23602-5990  (804) 595-7968


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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST  10 MAY 1995

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COMMODITY                   VENDOR                        ADDRESS                    CITY              STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
SEWING MACHINES, HVY. DUTY  WESTERN GLOVE MFG., INC.      P.O. BOX 5525              COMPTON           CA 90224-5525  (213) 636-1401
SHACKLES                    MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY            LA 70059-0140  (504) 340-8601
SHEETMETAL                  SUPERIOR MACHINE SHOP                                    JACKSON           MS 39205
SHEETMETAL, PRECISION       F & S MANUFACTURING CO.       232 COMMERCIAL             GARLAND           MN 55447-4852  (612) 353-1300
SHIMS                       SAN DIEGO SHIM & ALIGNMT                                 SAN DIEGO         CA 92138
SHIPBUILDING/REPAIR         ANCHOR MARINE, INC.                                      GULF SHORES       AL 36542
SIGNAL DEVICES              FTS INTERNATIONAL             417 S. ASSOCIATED RD/A421  BREA              CA 92621-5821  (714) 255-9927
SIGNS, STREET               NORTHLAKE MAINTENANCE                                    MANDEVILLE        LA 70448
SMOKE ALARMS                PHILADELPHIA/PA FIRE          5111 CHESTNUT STREET       PHILADELPHIA      PA 19139-3430  (215) 472-1000
SOLVENTS                    EMULTEC, INC.                 3361 GARDEN BROOK DR.      DALLAS            TX 75234       (214) 247-7766
SOY SAUCE                   MANDARIN SOY SAUCE, INC.                                 MIDDLETOWN        NY 10940
SPRINKLERS                  PROTECTION SPECIALISTS        P.O. BOX 59                BRIARCLIFF        NY 10510       (914) 941-4463
SPRINKLERS                  R. VILLARIN AUTO FIRE         100 W. 35TH ST. #5         NATIONAL CITY     CA 92050-7925  (619) 454-5380
SPRINKLERS, IRRIGATION      NABOURS PLUMBING, INC.        3201 CENTER STREET         LAKE CHARLES      LA 70601-8627  (318) 478-4310
STAIRS                      RMC CONSTRUCTION CO.          P.O. BOX 100621            FORT WORTH        TX 76185       (817) 338-0802
STAIRS, METAL               CORONADO STEEL CORP.          5727 OBATA WAY             GILROY            CA 95020       (408) 848-5485
STARTERS                    GULF COAST MARINE & EQUIP.    P.O. BOX 6076              METAIRIE          LA 70009-6076  (504) 467-4487
STATIC CONTROL SYSTEM       SENTRY PLASTICS & PACKAG.                                ATLANTA           GA 30301
STEEL                       EVEREST VALVE COMPANY         P.O. BOX 24295             HOUSTON           TX 77022
STEEL & METAL PRODUCTS      INDEPENDENT METAL SALES       P.O. BOX 607               HAINESPORT        NJ 08036       (609) 261-7224
STEEL, CARBON               CROWN METAL CORP.             4221 SHILLING WAY          DALLAS            TX 75237-1024
STEEL, CARBON FLATROLL      AMERICAN BASIC INDUSTRIES     13900 JOY ROAD             DETROIT           MI 48228       (313) 834-7700
STEEL, STAINLESS            HURLEN CORPORATION            12831 MARQUARDT AVENUE     SANTA FE SPRINGS  CA 90670       (310) 921-0432
STEEL, STAINLESS            METALMART, INC.                                          WHITTIER          CA 96096
STEEL, STAINLESS            MGG PIPE & SUPPLY CO.         228 ST. CHARLES STE 1136   NEW ORLEANS       LA 70130       (504) 523-6990
STEEL, STAINLESS SHEET      COMBINED METALS OF TEXAS                                 DALLAS            TX 75221
STEM EQUIPMENT MAINTENANCE  MACJEWEL TOOL DEVELOPMENT     P.O. BOX 321               MIDDLETOWN        PA 17057-0321  (717) 939-5562
STRAINERS                   AMATECH CORP.                 P.O. BOX 1428              LONG ISLAND CITY  NY 11101-0428  (718) 392-7575
STRAINERS                   EVEREST VALVE COMPANY         P.O. BOX 24295             HOUSTON           TX 77022
STRAINERS                   FAB INDUSTRIES, INC.          6300 LONG DRIVE            HOUSTON           TX 77087
STRAINERS                   FLO ENTERPRISES               7557 RAMBLER RD. STE 750   DALLAS            TX 75234       (214) 368-4631
STRAINERS                   MIC ENTERPRISES               2142 LEHIGH STATION ROAD   PITTSFORD         NY 14534-2663  (716) 624-2090
STRAINERS                   PROIN, INC.                   P.O. BOX 86312             LOS ANGELES       CA 90086       (213) 587-5883


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

AVONDALE INDUSTRIES, INC. - SMALL DISADVANTAGED BUSINESS SOURCE LIST
                                                                     10 MAY 1995

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                   VENDOR                        ADDRESS                     CITY             STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
STRAINERS                   QUALITY ASSURED PRODUCTS      9131 SAN LEANDRO ST.        OAKLAND          CA 94603-1235  (415) 569-3614
STRAINERS                   S.E. BURKS SALES CO.          2518 WACO STREET            RICHMOND         VA 23294       (804) 672-8885
STRAINERS & TRAPS           OKLAHOMA STEAM                15324 E. 13TH ST.           TULSA            OK 74108-4709  (918) 437-3500
STRAINERS & VALVES          WEBSTER PIPING & SUPPLY       P.O. BOX 2323               FLORENCE         AZ 35630-0323  (205) 766-6272
STRAINERS, PAINT            INNOVATIVE PRODUCTS, INC.     4967 ENERGY WAY             RENO             NV 89502-4105  (702) 329-7887
STUDS                       PRODUCTION PIPING, INC.       201 CARDINAL DRIVE          LAFAYETTE        LA 70508-4452  (318) 837-9961
SUBCONTRACT (CLERICAL)      DARNIA AGENCY                 10801 NATL. BLVD., STE 100  LOS ANGELES      CA 90064       (310) 470-4437
SUBCONTRACT (COMPUTER)      COMPUTER SOLUTIONS & SRVCS    11000 MORRISON STE 108C     NEW ORLEANS      LA 70127       (504) 243-0451
SUBCONTRACT (COMPUTER)      HEBCO, INC.                   1601 S.E. 60TH STREET       OKLAHOMA CITY    OK 73149-5210  (405) 672-1461
SUBCONTRACT (COMPUTER)      MEDIATECH, INC.               5891 S. GARNETT ROAD        TULSA            OK 74146-6812  (918) 254-6099
SUBCONTRACT (CONSULTANTS)   CHANDER CONSULTANTS           12802 HUNTING BROOK         HOUSTON          TX 77099
SUBCONTRACT (DESIGN)        AUTOMATED DESIGN CENTERS      1149 W. 190TH ST., STE 1004 GARDENA          CA 90248       (310) 327-7744
SUBCONTRACT (PRODUCTION)    A.M.E., INC.                  P.O. BOX 397                NORCO            LA 70079       (504) 566-1260
SUBCONTRACT (PRODUCTION)    J.E.T. & ASSOCIATES           51705 PACE ROAD             SLIDELL          LA 70461       (504) 645-8748
SUBCONTRACT (PRODUCTION)    OCEAN TECHNICAL SERVICES      634 PETERS ROAD             HARVEY           LA 70058       (504) 364-1572
SUBCONTRACT (PRODUCTION)    TEXCOM, INC.                  801 WATER STREET, STE 500   PORTSMOUTH       VA 23704       (804) 397-0035
SUBCONTRACT (SECURITY)      BAYOU STATE SECURITY          7228 EARHART EXPRESSWAY     NEW ORLEANS      LA 70125-2607  (504) 523-2593
SUBCONTRACT (TECHNICAL)     RESEARCH MANAGEMENT           P.O. BOX 61547              VIRGINIA BEACH   VA 23466       (804) 499-1009
SUBCONTRACT (TECHNICAL)     SYSTEMS APPLICATION & TECH.   2201 STATHAM BLVD.          OXNARD           CA 93033       (805) 487-7373
SUBCONTRACT PERSONNEL       GLI TECHNICAL SERVICES        3100 US HWY 90, STE 102     LULING           LA 70070       (504) 758-6333
SUBCONTRACT SERVICE         WORKFORCE SYSTEMS             2112 EASTMAN AVE STE 101    VENTURA          CA 93003       (805) 658-6100
SUBCONTRACT SERVICE         AMERICAN PRIDE, INC.          5084 BOWDON STREET          MARRERO          LA 70072       (504) 340-5274
SUBCONTRACT SERVICE         HI-TEC ASSOCIATES, INC.       2000 E. LAMAR BLVD #560     ARLINGTON        TX 76006       (817) 792-3373
SUBCONTRACT SERVICE         TECHNICAL MARKETING, INC.     P.O. BOX 8302               SHREVEPORT       LA 71148-8302  (318) 861-7541
SUBCONTRACTING              TECHNICO                      2311 INGLESIDE ROAD         NORFOLK          VA 23513
SWITCHES, FLOW              INTEK, INC.                   751 INTEK WAY               WESTERVILLE      OH 43081       (614) 885-0301
SWITCHES, LIMIT             RANDOLPH & VANDERGRIFF        P.O. BOX 625                TULLAHOMA        TN 37388       (615) 455-4531
SWITCHES, LIQUID LEVEL      UNIVERSAL SENSORS/DEVICES     9205 ALABAMA AVE #C         CHATSWORTH       CA 91311-5871  (818) 998-7121
SWITCHES, PRESSURE          COMPRESSORS & COMPONENTS      1812 JOY LAKE RD.           LAKE CITY        GA 30260-3660  (404) 362-9294
SWITCHES, PRESSURE/ROTARY   ELECTRO NATIONAL CORP.        P.O. BOX 402                CANTON           MS 39046       (601) 859-5511
SWITCHES, PRESSURE/TEMP.    B&B INSTRUMENTS, INC.         1810 BROAD RIPPLE, STE 7    INDIANAPOLIS     IN 46220-2357  (317) 251-3811
SWITCHES, PRESSURE/TEMP.    VALVATE ASSOCIATES            15925 MINNESOTA AVE         PARAMOUNT        CA 90723-4913  (213) 979-0505
SWITCHES, TEMPERATURE       PANATEC COMPANY               111 W. WASHINGTON #1631     CHICAGO          IL 60602-2710  (312) 593-5402

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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
TANK GAUGING SYSTEMS       FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA          GA 30324-0023   (404) 875-8064
TANKS                      PACIFIC MACHINE WORKS         1008 S.E. FLINT            ROSEBURG         OR 97470        (503) 672-5855
TECHNICAL SUPPORT          SEA TECHNICAL INTL. CORP.     P.O. BOX 9136              VIRGINIA BEACH   VA 23450-9136   (804) 468-0011
TELECOMMUNICATIONS         TELAMON CORPORATION                                      INDIANAPOLIS     IN 46204
TELEPHONE SYSTEMS          ADVANCED INNOVATIVE TECH.     4711 TROUSDALE DRIVE #24   NASHVILLE        TN 37220-1309   (615) 331-3626
TEXTILE ITEMS              FABRICATED TECHNOLOGY         4021 CONFLANS ROAD         IRVING           TX 75061        (214) 986-0640
TILE, SALES/INSTALLATION   WALTER JAMES CARPET/FLOOR                                MONROE           LA 71203
TITANIUM                   HURLEN CORPORATION            12831 MARQUARDT AVENUE     SANTA FE SPRINGS CA 90670        (310) 921-0432
TOOLS                      SEAM IMPORT & EXPORT          3470 CAESAR DRIVE          NEW ORLEANS      LA 70114-9208   (504) 361-9033
TOOLS, AIR                 COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY        GA 30260-3660   (404) 362-9294
TOOLS, HAND                SEALAND INDUSTRIAL SUPPLY     1838 CAROLINA BEACH RD.    WILMINGTON       NC 28401        (919) 762-7978
TOOLS, HAND                SOUTH CENTRAL SUPPLY          719 MONROE STREET          GRETNA           LA 70053-2129   (504) 362-0100
TOOLS, HAND & MEASURING    SHERMAN ENTERPRISES, INC.     3111 S. VALLEY VIEW RD     LAS VEGAS        NV 89102-0332   (800) 327-8265
TOOLS, HAND/POWER/MACHINE  D-C TOOL COMPANY              6729 BRIDGE STREET         FORT WORTH       TX 76112        (800) 345-4681
TOOLS, LOCKSMITH           MERIT INTL ENTERPRISE         P.O. BOX 450370            MIAMI            FL 33245-0370   (800) 323-8324
TOOLS/HARDWARE             ESP INDUSTRIES, INC.          4562 ALVARADO CANYON/#8    SAN DIEGO        CA 92120
TRANSDUCERS                KEY TRANSDUCERS, INC.         40200 BRENTWOOD DR         STERLING HEIGHT  MI 48310        (313) 268-9393
TRANSFORMERS               SEAM IMPORT & EXPORT          3470 CAESAR DRIVE          NEW ORLEANS      LA 70114-9208   (504) 361-9033
TRANSFORMERS & COILS       COILS UNLIMITED               315 GUSS HIPP BLVD         ROCKLEDGE        FL 32955-4806   (407) 631-0554
TRANSPORTABLE COMPONENTS   DATA-COM, INC.                                           RICHARDSON       TX 75080
TRASH COMPACTORS           A-A APPLIANCE                 P.O. BOX 27703             HOUSTON          TX 77227-7703   (713) 467-0215
TRASH COMPACTORS           PRYOR'S HAULING COMPANY       RR 1 BOX 293               GLEN ALLEN       VA 23060-9801   (804) 747-0210
TRUCK/AUTO REPAIR          FUEL SOURCES, INC.            209 PLAUCHE COURT          HARAHAN          LA 70119        (504) 733-8875
TRUCKING TRANSPORT         ROBERTS TRUCKING CO., INC.                               ALBANY           GA 31706
TRUCKLOAD TRANSPORT        RAVEN TRANSPORT CO., INC.                                JACKSONVILLE     FL 32201
TRUCKS, FORKLIFT           BART INTERNATIONAL            31229 LA BAYA DR 110-584   THOUSAND OAKS    CA 91362-4089   (818) 991-7220
TRUCKS, FORKLIFT           G & C TRUCK REPAIR, INC.      7615 TROPIC DR             W. MELBOURNE     FL 32904
TRUCKS, FORKLIFT           HAWAIIAN LIFT TRUCK, INC.     P.O. BOX 17336             HONOLULU         HI 96817-0336   (808) 847-0623
TRUCKS, FORKLIFT           LIFT PARTS SERVICE CO.        6548 TELEGRAPH RD          COMMERCE         CA 90040-2518   (213) 724-6700
TRUCKS, FORKLIFT           MJT CORPORATION               1624 S. CLINTON STREET     CHICAGO          IL 60616-1110   (312) 942-0226
TRUCKS, FORKLIFT           QUALITY MATERIAL HANDLING     1012 KEN-O-SHA IND. DRIVE  GRAND RAPIDS     MI 49508        (616) 452-2177
TRUCKS, FORKLIFT           U.S. MATERIALS HANDLING       P.O. BOX 366               UTICA            NY 13503-0366   (315) 732-4111
TRUCKS, HAND               J S ENTERPRISES               14922 NEWPORT AVENUE #J    TUSTIN           CA 92680-6114   (714) 851-6457

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

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


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COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
TRUCKS, HAND               M & M MANUFACTURE             2986 1ST STREET            LA VERNE         CA 91750-5678   (714) 596-6205
TRUCKS, PLATFORM           BMH EQUIPMENT, INC.           P.O. BOX 1621C9            SACRAMENTO       CA 95814
TUBE EXPANDERS             JAMES SCROGGINS & COMPANY                                S. HOUSTON       TX 77587
TUBES, VENTURI             ENERGY FLOW SYSTEMS, INC.     P.O. BOX 14127             HOUSTON          TX 77221-4127   (713) 747-3569
TUBING                     SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS     IN 46223-0001   (317) 293-8304
TUBING & SLEEVING          A.C.C.E.                      4895 COLD CREEK COURT      SUGAR HILL       GA 30518        (404) 945-8991
VALVES                     A.L. HACKER CO., INC.         7606 EASTERN AVE.          BALTIMORE        MD 21224-1921   (301) 686-9300
VALVES                     ALADDIN EQUIP. OF LA                                     BATON ROUGE      LA 70821
VALVES                     ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN         PR 00936-7326   (809) 754-9494
VALVES                     B & M OILFIELD SUPPLY         P.O. BOX 400               BROUSSARD        LA 70518        (318) 837-2771
VALVES                     C.A. WHITE WIRELINE           P.O. BOX 156               CASPER           TX 75237
VALVES                     CARDAW SUPPLIES, INC.         P.O. BOX 15760             CINCINNATI       OH 45215        (513) 821-2300
VALVES                     COLDON SUPPLY CO., INC.       P.O. BOX 8070              NEW ORLEANS      LA 70182-8070   (504) 947-0496
VALVES                     COMPRESSORS & COMPONENTS      1812 JOY LAKE RD           LAKE CITY        GA 30260-3660   (404) 362-9294
VALVES                     CRESCENT CITY IND. SUPPLY     CANAL PLACE #2300          NEW ORLEANS      LA 70130-1135   (504) 529-7474
VALVES                     DAYTON FOUNDRY CO.            1320 S. ALAMEDA AVE.       COMPTON          CA 90221        (213) 636-1251
VALVES                     DON WOLF & ASSOCIATES         6218 SALE AVE.             WOODLAND HILLS   CA 91367-1725   (818) 348-6756
VALVES                     ENGINEERED PROCESS EQUIP.     P.O. BOX 52345             ATLANTA          GA 30355        (404) 594-8402
VALVES                     ENVIRO SYSTEMS, INC.          P.O. BOX 1260              SEMINOLE         FL 34642
VALVES                     EVEREST VALVE COMPANY         P.O. BOX 24295             HOUSTON          TX 77022
VALVES                     FLO ENTERPRISES               7557 RAMBLER RD. STE 750   DALLAS           TX 75234        (214) 368-4631
VALVES                     FLO-CONTROL, INC.             P.O. BOX 13023             ATLANTA          GA 30324-0023   (404) 875-8064
VALVES                     FLORIDA THREADED PRODUCTS     3060 CLEMSON RD            ORLANDO          FL 32808        (407) 299-8622
VALVES                     GARZA INTERNATIONAL           P.O. BOX 270179            HOUSTON          TX 77277        (713) 522-7272
VALVES                     GULF COAST MARINE & EQUIP     P.O. BOX 6076              METAIRIE         LA 70009-6076   (504) 467-4487
VALVES                     HOLLEY TOOL COMPANY           P.O. BOX 17765             MILWAUKEE        WI 53217-0765   (414) 466-1008
VALVES                     HOSE HOUSE, INC.              P.O. BOX 41                PLANO            TX 75074        (214) 881-0282
VALVES                     IPS CORPORATION               P.O. BOX 640237            KENNER           LA 70064-0237   (504) 469-5731
VALVES                     J. T. DISTRIBUTORS            5448-403 HOFFNEB AVENUE    ORLANDO          FL 32812        (407) 273-7517
VALVES                     JHS & SONS SUPPLY CO.         544-48 E. HAINES STREET    PHILADELPHIA     PA 19144        (215) 843-7210
VALVES                     KEYSTONE VALVES                                          HOUSTON          TX 77001
VALVES                     KULEANA VALVE & FITTING       P.O. BOX 3476              HONOLULU         HI 96811-3476   (808) 521-7951
VALVES                     L & L MFG., INC.              RR3 BOX 73                 MARLOW           OK 73055-9511   (405) 658-3739

                                                                                                                           PAGE -27-
(SMDIS-C)

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
VALVES                     M & H INTERNATIONAL, INC.     85 W. ALGONQUIN RD         ARLINGTON HGTS.  IL 60005-4422   (312) 956-1182
VALVES                     M 4, INC.                     230 SOUTH 2ND STREET       WORMLEYSBURG     PA 17043-1315   (717) 763-4747
VALVES                     MACJEWEL TOOL DEVELOPMENT     P.O. BOX 321               MIDDLETOWN       PA 17057-0321   (717) 939-5562
VALVES                     MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY           LA 70059-0140   (504) 340-8601
VALVES                     MARSH VALVE & FOUNDRY CO.     307 BRIGHAM ROAD           DUNKIRK          NY 14048        (716) 366-6362
VALVES                     MASTER RESEARCH & MFG.        11445 ILEX AVENUE          SAN FERNANDO     CA 91340-3430   (818) 898-1461
VALVES                     MIC ENTERPRISES               2142 LEHIGH STATION ROAD   PITTSFORD        NY 14534-2663   (716) 624-2090
VALVES                     OKLAHOMA STEAM                15324 E. 13TH ST.          TULSA            OK 74108-4709   (918) 437-3500
VALVES                     PLC CONSULTING, INC.          P.O. BOX 45376             BATON ROUGE      OK 74116        (504) 928-3455
VALVES                     PRESTIGE PRODUCTS CO.         6406 PLYMOUTH AVENUE       ST. LOUIS        MO 63133-1912   (314) 721-6344
VALVES                     PRODUCTION PIPING, INC.       201 CARDINAL DRIVE         LAFAYETTE        LA 70508-4452   (318) 837-9961
VALVES                     QUALITY ASSURED PRODUCTS      9131 SAN LEANDRO ST.       OAKLAND          CA 94603-1235   (415) 569-3614
VALVES                     S.E. BURKS SALES CO.          2518 WACO STREET           RICHMOND         VA 23294        (804) 672-8885
VALVES                     SEALAND INDUSTRIAL SUPPLY     1838 CAROLINA BEACH RD.    WILMINGTON       NC 28401        (919) 762-7978
VALVES                     SHAWN RENA CORPORATION        P.O. BOX 2828              INDIANAPOLIS     IN 46223-0001   (317) 293-8304
VALVES                     SHERMAN ENTERPRISES, INC.     3111 S. VALLEY VIEW RD     LAS VEGAS        NV 89102-0332   (800) 327-8265
VALVES                     SOLEX INTERNATIONAL, INC.     P.O. BOX 208               HARRISON         NJ 07029        (201) 484-6661
VALVES                     VALCO SUPPLY, INC.            630-A MAY AVE.             NORFOLK          VA 23504        (804) 623-9000
VALVES                     VALVATE ASSOCIATES            15925 MINNESOTA AVENUE     PARAMOUNT        CA 90723-4913   (213) 979-0505
VALVES                     VALVE RESEARCH & MFG. CO.     466 S. MILITARY TRAIL      DEERFIELD BEACH  FL 33442-3009   (305) 427-0404
VALVES                     WATER & WASTE WATER EQP.      P.O. BOX 9405              BOISE            ID 83707-3405   (208) 377-0440
VALVES                     WORLD TECHNOLOGIES, INC.      1500 WAVERLY AVE.          CINCINNATI       OH 45214-1212   (513) 921-3400
VALVES & SOLENOIDS         YS CONTROLS                   3325 E. MIRALOMA #127      ANAHEIM          CA 92806
VALVES, BALL               C & C PRODUCTS                P.O. BOX 1267              FOREST PARK      GA 30051        (404) 362-9293
VALVES, FLOW CONTROL       G.E. MCCLAIN ENTERPRISES      160 E. MONTECITO AVE.      SIERRA MADRE     CA 91024-1937   (818) 355-2395
VALVES, INDUSTRIAL         DE JAC ENTERPRISES                                       BIRMINGHAM       AL 35202
VEHICLES                   COASTAL FORD                                             MOBILE           AL 36601
VENTILATORS                SBH FOUNDING COMPANY          256 MARCY AVENUE           BROOKLYN         NY 11211        (718) 397-7190
VOICE DATA EQUIPMENT       COMMUNICATIONS INTL.                                     NORCROSS         GA 30091
WASHERS, PRESSURE          INDUSTRIAL STEAM CLEANERS                                JACKSON          MS 39205
WATER COOLERS              C.C. DISTILLER WATER CO.      3930 BALDWIN BLVD.         CORPUS CHRISTI   TX 75237
WATER COOLERS              DRINK CLEAN WATER MKT. CO.    2100 SPRUCE STREET         TRENTON          NJ 08638        (609) 883-2727
WATER COOLERS              KELVARD REFRIGERATION         2080 E. FREMONT ST.        STOCKTON         CA 95205-5057   (209) 463-5070

                                                                                                                           PAGE -28-
(SMDIS-C)

AVONDALE INDUSTRIES, INC.-SMALL DISADVANTAGED BUSINESS SOURCE LIST   10 MAY 1995


------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                  VENDOR                        ADDRESS                    CITY             STATE/ZIP       TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
WATER COOLERS              SELECTO, INC.                 2258 NORTHWEST PKWY #A     MARIETTA         GA 30067-9304   (404) 956-7062
WATER/WASTE TREATMENT EQUP ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN         PR 00936-7326   (809) 754-9494
WEBBING COMPONENTS         FABRICATED TECHNOLOGY         4021 CONFLANS ROAD         IRVING           TX 75061        (214) 986-0640
WELDER, RESISTANCE         LEDTRONICS, INC.                                         TORRANCE         CA 90509
WELDING                    ANIBAL L. ARSUAGA, INC.       P.O. BOX 71362             SAN JUAN         PR 00936-7326   (809) 754-9494
WELDING                    F & S MANUFACTURING CO.       232 COMMERCIAL             GARLAND          MN 55447-4852   (612) 353-1300
WELDING EQUIPMENT          AM-VAK CORPORATION            P.O. BOX 1320              ABBEVILLE        LA 70511-1320   (318) 893-2638
WELDING EQUIPMENT          TECNI-SISTEMAS, INC.          2636A DELAWARE AVE.        KENNER           LA 70062-5412   (504) 466-2313
WELDING RINGS              IMPERIAL WELD RING CORP.      80-85 FRONT STREET         ELIZABETH        NJ 07206        (201) 354-0011
WELDING SUPPLIES           GONZALEZ INDUSTRIAL SPLY      12631 LOCKHAVEN AVE        BATON ROUGE      LA 70815-6542   (504) 647-9848
WELDING SUPPLIES           THE PRIDE CORPORATION         3900 TULANE AVE #117       NEW ORLEANS      LA 70119-6939   (504) 738-0278
WELDING SUPPLIES           WORLDWIDE WELDING, INC.       P.O. BOX 217006            CHARLOTTE        NC 28221        (704) 596-0123
WELDING TOOLS              STAINLESS STUFF               26 SAGINAW CIRCLE          SACRAMENTO       CA 95833-1039   (916) 921-6308
WELDING WIRE               WASHINGTON ALLOY COMPANY                                 PUYALLUP         WA 98371
WHEELS                     RAMAR MATERIAL HANDLING       P.O. BOX 3396              SOUTH EL MONTE   CA 91733-0396   (818) 350-0767
WINCHES                    MARINE SERVICE & SUPPLY       P.O. BOX 140               HARVEY           LA 70059-0140   (504) 340-8601

                                                                                                                           PAGE -29-
(SMDIS-C)

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

D.      Subcontracting With Women-Owned Small Business Concerns

        1. Principal Product and Service Areas to be Subcontracted to or Solicited from Women-Owned Small Business Concerns

        Women-Owned Small Business concerns have been provided the opportunity to compete for subcontracts by their inclusion in the solicitation for the cost proposal for the Detail Design and Construction of LPD 17 in the following product and service areas, among others.

         .  Joiner work
         .  Piping materials
         .  Machinery components and fittings
         .  Electrical equipment
         .  Outfitting components
         .  Deck covering materials and installation
         .  Welding materials
         .  Construction services
         .  Sheetmetal fittings
         .  Insulation materials

        2.  Women-Owned Small Business Concerns Source List

        The Women-Owned Small Business concerns solicited during the pricing for the proposal for LPD 17 and the solicitation for procurement to follow were taken from Avondale's records and from PASS, including the listing of FIGURE 3, after page D-4. This list contains many concerns which are also listed in FIGURE 1, the Small Business Source List.

        3.  Goals for Subcontracting to Women-Owned Small Business Concerns

        Avondale's goals for subcontracting to Women-Owned Small Business concerns are as follows, expressed in terms of percentages of total planned subcontracting dollars.

                                      D-1

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

3.1     Item 0001 - Detail Design and Construction of LPD 17

        a.  Total dollars to be subcontracted:
            $ 383,010,956.00

        b. Percentage and dollar goals to be subcontracted to Women-Owned Small Business:
            2%, $ 7,660,219.00


3.2     Item 0002 - OPTION - Ship Construction - LPD 18

        a.  Total dollars to be subcontracted:
            $ 230,832,545.00

        b. Percentage and dollar goals to be subcontracted to Women-Owned Small Business:
            2%, $ 4,616,651.00


3.3     Item 0003 - OPTION - Ship Construction - LPD 19

        a.  Total dollars to be subcontracted:
            $ 437,472,248.00

        b. Percentage and dollar goals to be subcontracted to Women-Owned Small Business:
            2%, $ 8,749,445.00



3.4     Item 0004 - LPD Familiarization (Not Separately Priced)


3.5     Item 0005 - Technical Manuals (Not Separately Priced)


3.6     Item 0006AA - LPD 17 Material (Firm Fixed Price Item)


                                      D-2

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN

        3.7     Item 0006AB - OPTION - LPD 18 Material (Firm Fixed Price Item)


        3.8     Item 0006AC - OPTION - LPD 19 Material (Firm Fixed Price Item)


        3.9 Item 0007 - Perform Special Studies, Analyses, and Reviews (Cost Plus Fixed Fee Item)

        3.10 Item 0008 - Perform Engineering and Industrial Services (Firm Fixed Price Item)


        3.11 Item 0009 - OPTION - LPD 17 Class Life Cycle Support Planning - Post Detail Design and Construction


                a.  Total dollars to be subcontracted:
                    $ 1,723,635.00

                b. Percentage and dollar goals to be subcontracted to Women-Owned Small Business:
                    2%, $ 34,473.00


        3.12 Item 0010 - OPTION - Affordability Through Commonality (Firm Fixed Price Item)

        3.13    Item 0011 - Cross Program Procurement (Firm Fixed Price Item)

                a.  Total dollars to be subcontracted:
                    $ 80,000.00

                b. Percentage and dollar goals to be subcontracted to Women-Owned Small Business:
                    2%, $ 1,600.00

                                      D-3

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN


        3.14    Item 0012 - Data for Items 0001, 0004, 0005, 0006AA, 0007, 0008,
                0010 and 0011 (and if Options are exercised, Items 0002, 0003, 0006AB, 0006AC, and 0009) (Not Separately Priced)


                                      D-4

USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN









                                   FIGURE 3

                          WOMEN-OWNED SMALL BUSINESS

                                  SOURCE LIST










USE OR DISCLOSURE OF DATE CONTAINED ON THIS SHEET SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.


AVONDALE INDUSTRIES, INC. - WOMEN-OWNED SMALL BUSINESS SOURCE LIST                                                    25 JUNE 1996

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                    VENDOR                      ADDRESS                        CITY           STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
TEMPERATURE XMITTER          A & B DEVILLE, INC.         P.O. BOX 131                   WATSON         LA 70786       (504)665-4210
OILS, LUBRICANTS             A & M PETROLEUM, INC.       P.O. BOX F                     GULFPORT       MS 39502       (601)863-1183
OFFICE SUPPLIES              A-Z OFFICE SUPPLY           5606 JEFFERSON HYW.            HARAHAN        LA 70123       (504)733-3290
DECKING                      ACCESS FLOOR SYSTEMS        4060 HWY 59                    MANDEVILLE     LA 70448       (504)892-8535
ENGINEER SUB-CONTRACTOR      ADDITIONAL TECHNICAL        P.O. BOX 9018                  WALTHAM        MA 02254       (800)666-5601
AIR CONDITIONING             ADRICK MARINE CORP.         141-D CENTRAL AVE.             FARMINGDALE    NY 11735       (516)420-4747
A/C FAN CONTROL UNIT         ADRICK MARINE CORP.         141-D CENTRAL AVE.             FARMINGDALE    NY 11735       (516)420-4747
OFFICE SUPPLIES              ADVANCE PAPER COMPANY       P.O. BOX 52976                 NEW ORLEANS    LA 70152       (504)943-5591
PAPER SUPPLIES               ADVANCE PAPER COMPANY       P.O. BOX 52976                 NEW ORLEANS    LA 70152       (504)943-5591
WELDING EQUIPMENT            AIRCO GAS & GEAR INC.       505 COMMERSE POINT             JEFFERSON      LA 70123       (504)736-9338
DOCK MACHINERY               ALMON A. JOHNSON, INC.      615 HOPE ROAD, BLDG 1-B        EATONTOWN      NJ 07724       (908)935-9500
VENTILATION                  ANDERSON METAL IND.         1385 PITTSBURGH ROAD           FRANKLIN       PA 16323       (814)437-7814
DESIGN SERVICES              APOLLO DESIGN SERVICE       P.O. BOX 1883                  HAVERHILL      MA 01831       (800)878-2556
CABLE, ELECTRIC              ATLANTIC CABLE INTL.        340 GARDEN OAKS BLVD.          HOUSTON        TX 77018       (800)245-5660
QUICK RELEASE PINS           AVIBANK MFG. INC.           P.O. BOX 391                   BURBANK        CA 91503       (818)843-4330
INSERTS/RIVET NUTS           AVIBANK MFG. INC.           P.O. BOX 391                   BURBANK        CA 91503       (818)843-4330
NAVIGATION EQUIPMENT         BAKER, LYMAN & COMPANY      P.O. BOX 838                   METAIRIE       LA 70004       (504)831-3685
GASKETS, HOSE, ETC.          BUCKEYE RUBBER PRODUCT      P.O. BOX 389                   LIMA           OH 45801       (419)228-4441
HOSES & FITTINGS             C.V. HAROLD RUBBER CO.      P.O. BOX 13688                 NEW ORLEANS    LA 70185       (504)821-5944
JOINTS, EXPANSION            C.V. HAROLD RUBBER CO.      P.O. BOX 13688                 NEW ORLEANS    LA 70185       (540)821-5944
ABRASIVE PRODUCTS            CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
CHAINS                       CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
ELECTRONICS                  CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
FASTENERS                    CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
FITTINGS & FLANGES           CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
HEATERS, ELECTRIC            CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
HOSES & FITTINGS             CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
LUBRICANTS                   CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
PIPE & FITTINGS              CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
PLUMBING FIXTURES            CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
TAPE                         CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
TOOLS, CUTTING               CAL-WEST PRODUCTS           7538 TRADE STREET              SAN DIEGO      CA 92121       (619)566-8484
USED TRAILERS                CANONS PARK INVESTMENT      4012 GEORGETOWN DRIVE          METAIRIE       LA 70001       (504)887-7431
ELECTRICAL CONNECTORS        CENTRAL CONNECTORS          5 OLD WYCK COURT               MANALAPAN      NJ 07726       (908)972-2626
ELECTRICAL CONNECTORS        COASTAL COMPONENT IN        1571 S. SUNKIST STREET #F      ANAHEIM        CA 92806       (714)978-0801
ELECTRICAL CONNECTORS        CONTEC DISTRIBUTION         8401 CLAUDE THOMAS ROAD, ST 2  FRANKLIN       OH 45005       (513)746-8252
TUBE FITTINGS                CRS CONTROLS                P.O. BOX 51869                 NEW ORLEANS    LA 70151       (504)522-9613
McMASTER CARE PARTS          D & D SAW AND SUPPLY        6162 MISSION GARGE RD          SAN DIEGO      CA 92120       (800)876-5553
STRAP ASSY.                  DAVIS AIRCRAFT              1150 WALNUT AVE.               BOHENIA        NY 11716       (516)563-1500
TOWING                       E.N. BISSO & SON, INC.      2121 AIRLINE HWY., SUITE 503   METAIRE        LA 70001       (504)828-3296
ELECTRIC WIRE & CABLE        E.S. WIRE & CABLE           24612 E. HIGHWAY 50            CHRISTMAS      FL 32709       (407)568-5753
INSULATION                   EAGLE, INC.                 P.O. BOX 51568                 NEW ORLEANS    LA 70151       (504)522-7781
RIGGING HARDWARE             ELISHA WEBB & SON CO.       315 EAST HUNTING PARK AVE.     PHILADELPHIA   PA 19124       (215)535-2628
ADHISIVES SEALANTS ETC.      EMULTEC, INC.               3500 GARDEN BROOK DR.          DALLAS         TX 75234       (214)247-7766
DIVERS (Under Water)         EPIC DIVERS                 1558 MacARTHUR AVE.            HARVEY         LA 70058       (504)340-5252

                                                                                                                              PAGE 1



AVONDALE INDUSTRIES, INC. - WOMEN-OWNED SMALL BUSINESS SOURCE LIST                                                    25 JUNE 1996

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                    VENDOR                      ADDRESS                        CITY           STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
QUICK RELEASE PINS           ESP INDUSTRIES              4562 AVARADU CANYON RD.        SAN DIEGO      CA 92120-431   (800)932-8341
CANVAS CORNERS               FOSTER CO., INC.            P.O. BOX 3578                  NEW ORLEANS    LA 70177       (504)279-8253
BUNTING MATERIAL             FOSTER CO., INC.            P.O. BOX 3578                  NEW ORLEANS    LA 70177       (504)279-8253
EP2 GREASE CARTRIDGES        GENERAL LUBRICANTS INC.     P.O. BOX 20101                 NEW ORLEANS    LA 70141       (504)467-5486
GASKETS                      GULF BELTING & GASKET CO.   P.O. BOX 51869                 NEW ORLEANS    LA 70151       (504)522-9613
GASKETS                      GULF BELTING & GASKET CO.   P.O. BOX 51869                 NEW ORLEANS    LA 70151       (504)522-9613
JOINTS, EXPANSION            GULF BELTING & GASKET CO.   P.O. BOX 51869                 NEW ORLEANS    LA 70151       (504)522-9613
NOZZLES, FOG WATER           GULF BELTING & GASKET CO.   P.O. BOX 51869                 NEW ORLEANS    LA 70151       (504)522-9613
PLASTIC WRAP                 HIPP PLASTIC WRAP           4070 KEARNY MESA ROAD          SAN DIEGO      CA 92111       (619)541-2960
TELEPHONE EQUIPMENT          HOSE-MCCANN TELEPHONE CO.   1241 WEST NEWPORT CENTER DR    DEERFIELD BEA  FL 33442       (305)429-1110
SWITCHBOARDS                 INTERNATIONAL SWITCH        P.O. BOX 2001                  SUGARLAND      TX 77487       (713)565-7022
FILTERS, TOOLS, ETC.         JESCO SALES                 P.O. BOX 443                   WEST LAKE      LA 70669       (318)433-3145
GREASES, OILS, LUBES         JOHN W. STONE DISTRIBUTION  P.O. BOX 2010                  GRENTA         LA             (504)366-3401
ELECTRICAL EQUIPMENT         L.C. DOANE COMPANY          P.O. BOX 486                   ESSEX          CT 06426       (203)767-8295
LAB EQUIPMENT                LECO CORPORATION            600 KENRICK DR. SUIT C-18      HOUSTON        TX 77060       (713)931-0000
CABLE, ELECTRIC              LONG ELECTRICAL SUPPLY      P.O. BOX 30320                 NEW ORLEANS    LA 70190       (504)524-8383
ELECTRICAL EQUIPMENT         LONG ELECTRICAL SUPPLY      P.O. BOX 30320                 NEW ORLEANS    LA 70190       (504)524-8383
HEATERS, ELECTRIC            LONG ELECTRICAL SUPPLY      P.O. BOX 30320                 NEW ORLEANS    LA 70190       (504)524-8383
TRANSFORMERS                 LONG ELECTRICAL SUPPLY      P.O. BOX 30320                 NEW ORLEANS    LA 70190       (504)524-8383
ANALYTICAL SERVICES          LUBRIPORT LAB.              1650 AIRLINE HWY.              KENNER         LA 70062       (504)464-1734
LUMBER, HARDWARE             LUMBER PRODUCTS, INC.       P.O. BOX 9510                  METAIRE        LA 70055       (504)834-8444
GAGES, LIQUID LEVEL          MARTIN BRASS WORKS          175-44 LIBERTY AVE.            JAMAICA        NY 11433       (718)523-3146
FILING SYSTEMS               MATHEWS OFFICE SYSTEM       3300 28TH STREET               METAIRIE       LA 70002       (504)837-9496
OFFICE FURNITURE             MATHEWS OFFICE SYSTEM       3300 28TH STREET               METAIRIE       LA 70002       (504)837-9496
(VENT) PREFILTERS FOR CBR    MET-PRO CORP.(KEY. FIL. DI) 2385 NORTH PENN ROAD           HATFIELD       PA 19440       (215)822-1963
ENGINEERING SERVICES         MINIT GROUP, INC.           P.O. BOX 740685                NEW ORLEANS    LA 70174       (504)529-6877
ALARM SYSTEMS                MURRAY BENJAMIN CO. INC.    174 VANDERBILT AVENUE          BROOKLYN       NY 11205       (718)596-2100
AMPLIFIER, SYNCHRO SYSTEM    MURRAY BENJAMIN CO. INC.    174 VANDERBILT AVENUE          BROOKLYN       NY 11205       (718)596-2100
CABLE, ELECTRIC              MURRAY BENJAMIN CO. INC.    174 VANDERBILT AVENUE          BROOKLYN       NY 11205       (718)596-2100
LIGHT FIXTURES               MURRAY BENJAMIN CO. INC.    174 VANDERBILT AVENUE          BROOKLYN       NY 11205       (718)596-2100
TAPE, SCOURING PADS          OLIVER H. VAN HORN CO.      P.O. BOX 50427                 NEW ORLEANS    LA 70150       (504)821-4100
THREADED INSERTS             OLIVER H. VAN HORN CO.      P.O. BOX 50427                 NEW ORLEANS    LA 70150       (504)821-4100
THERMOMETERS                 OMEGA ENGINEERING INC.      ONE OMEGA DRIVE, P.O. BOX 404  STANFORD       CT 06907       (203)359-1660
ENGINEERING SERVICES         PCS TECHNICAL SERVICE       P.O. BOX 126                   OCEAN SPRING   MS 39566       (601)875-9887
PHOTOLUMINESCENT KITS        PLANTINUM SOUND             5150 S. PECOS ROAD             LAS VEGAS      NV 89120       (702)898-3510
ALARM SYSTEMS                POTTER ELECTRIC, INC.       1401 THIRD STREET              SAN FRANCISCO  CA 94107
ELECTRONICS                  RALPH'S IND. ELECTRONICS    P.O. BOX 107                   BATON ROUGE    LA 70821       (504)525-8871
COATINGS                     REILLY-BENTON CO. INC.      P.O. BOX 52346                 NEW ORLEANS    LA 70152       (504)586-1711
FILTERS                      REILLY-BENTON CO. INC.      P.O. BOX 52346                 NEW ORLEANS    LA 70152       (504)586-1711
FOAM, POLYURETHANE           REILLY-BENTON CO. INC.      P.O. BOX 52346                 NEW ORLEANS    LA 70152       (504)586-1711
INSULATION                   REILLY-BENTON CO. INC.      P.O. BOX 52346                 NEW ORLEANS    LA 70152       (504)586-1711
VENTILATION EQUIPMENT        REILLY-BENTON CO. INC.      P.O. BOX 52346                 NEW ORLEANS    LA 70152       (504)586-1711
CANVAS CORNERS               ROE AWNING & CANVAS         P.O. BOX 1389                  GRETNA         LA 70054-1389  (504)367-0606
MARINE COATINGS              SAN JACINTO PAINT MF        P.O. BOX 300285                HOUSTON        TX 77230       (713)433-6888
REFRIGERATED CLIMATE CHAMBE  SCIENTIFIC CLIMATE SYSTEMS  9700 RICHMOND AVE., STE. 211   HOUSTON        TX 77042       (713)781-6447

                                                                                                                              PAGE 2


AVONDALE INDUSTRIES, INC. - WOMEN-OWNED SMALL BUSINESS SOURCE LIST                                                    25 JUNE 1996

------------------------------------------------------------------------------------------------------------------------------------
COMMODITY                    VENDOR                      ADDRESS                        CITY           STATE/ZIP      TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
GASKETS/PACKING              SEA-RO PACKING CO.          P.O. BOX 225                   WOODRIDGE      NJ 07075       (201)478-7360
MARINE COATINGS              SEAGUARD COATINGS           3560 ELM AVE.                  PORTSMOUTH     VA 23704       (804)397-2223
FLANGES & PIPE FITTINGS      SIMS & SIMS STAINLESS       1327 BENTON LANE               DENHAM SPRIN   LA 70726       (504)667-9497
TUBE FITTINGS                SOUTHEAST FITTING           10434 MAMMOTH AVE.             BATON ROUGE    LA 70814       (504)925-8149
ELECTRONICS                  SOUTHERN ELECTRONICS        1909 TULANE AVE.               NEW ORLEANS    LA 70112       (504)524-2343
ILS/COSAL                    STEAMLINE BUSINESS          9173 WOODRUN PL                PENSACOLA      FL 32514       (904)479-4851
CLEANERS                     T & T CLEANERS              439 FIRST AVE.                 HARVEY         LA 70058       (504)341-4821
ELECTRICAL, WIRE             THE WINSAR CORPORATION      P.O. BOX 880                   MADISONVILLE   LA 70447-0880  (504)845-8346
NSN ITEMS                    UNITED MARINE SUPPLY        23520 TELO AVE. #6             TORRANCE       CA 90505       (310)784-1960
SPARE PARTS                  UNITED MARINE SUPPLY        23520 TELO AVE. #6            TORRANCE       CA 90505       (310)784-1960
MEDICAL ITEMS                VWR SCIENTIFIC              P.O. BOX 5025                  SUGAR LAND     TX 77487       (713)240-4700
ALARM SYSTEMS                YOUNG ENGINEERING CO.       P.O. BOX 50327                 NEW ORLEANS    LA 70150       (504)581-6292
AMPLIFIER, SYNCHRO SYSTEM    YOUNG ENGINEERING CO.       P.O. BOX 50327                 NEW ORLEANS    LA 70150       (504)581-6292
ELECTRICAL EQUIPMENT         YOUNG ENGINEERING CO.       P.O. BOX 50327                 NEW ORLEANS    LA 70150       (504)581-6292
NAVIGATION EQUIPMENT         YOUNG ENGINEERING CO.       P.O. BOX 50327                 NEW ORLEANS    LA 70150       (504)581-6292
PANELS, ELECTRICAL           YOUNG ENGINEERING CO.       P.O. BOX 50327                 NEW ORLEANS    LA 70150       (504)581-6292

                                                                                                                              PAGE 3

                                                                 LPD 17 PROPOSAL
[AVONDALE LOGO APPEARS HERE]                       Solicitation N00024-96-R-2101
                                                             SMALL BUSINESS PLAN



Flow-Down Clauses Pertaining to Small, Small Disadvantaged, and Women-Owned Small Business Concerns


        Avondale Industries, Inc., has teamed with three other companies to form the Avondale Alliance to meet the challenge of the LPD 17 program: Bath Iron Works (subcontractor); Hughes Aircraft Company (subcontractor); Intergraph Corporation (vendor). All four alliance member companies are major concerns.

        This Plan for subcontracting to Small Business, Small Disadvantaged Business, and Women-Owned Small Business concerns will be flowed down to the Alliance member companies.

        Also, the clauses of the Plan and the requirements of FAR 52.219-9 "Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan (October 1995) and Alternate II (March 1996)" will be flowed down to all companies to which Avondale will issue purchase orders and/or subcontracts.


     USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE
         RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL OR QUOTATION.

                                                                N00024-97-C-2202






                               ATTACHMENT J-0041



                     FINANCIAL ACCOUNTING DATA (FAD) SHEET


                                              FINANCIAL ACCOUNTING DATA SHEET - NAVY
----------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)   2. SPIN (CRITICAL)      3. MOD (CRITICAL)       4. PR NUMBER
   N0002497C2202                                           BASIC                   N0002496R2101
----------------------------------------------------------------------------------------------------------------------------------
5.        6. LINE OF ACCOUNTING
          ------------------------------------------------------------------------------------------------------------------------
            A.        B.                C.         D.       E.            F.      G.   H.       I.   J.          K.
CLIN/SLIN    ACRN     APPROPRIATION     SUBHEAD    OBJ      AR            RFM     SA   AAA      TT   PPA         COST CODE
           (CRITICAL)  (CRITICAL)     (CRITICAL)   CLA                               (CRITICAL)               --------------------
                                                                                                              PROJ         PDLI
                                                                                                              UNIT   MCC   & SUF
----------------------------------------------------------------------------------------------------------------------------------
0001         AA         1761711          8317      000      WA            WTB      0 068342     2D   000000   07207   200   0000
0011         AB         1761711          8317      000      WA            WTB      0 068342     2D   000000   07207   200   0000



                                                                                                                        PAGE _ OF _

                                                                                                                     NAVY INTERNAL
                                                                                7. AMOUNT                               USE ONLY
                                                                                 (CRITICAL)                          REF DOC/ACRN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                $581,109,833.00                    NOOO2496AF28317
                                                                                  $2,375,885.00                    N0002496AF28317
                                                        PAGE TOTAL              $583,485,718.00
                                                                                ---------------
                                                       GRAND TOTAL
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                          COMPTROLLER APPROVAL:

                                /s/ Jan Paul Hope                                                       /s/ V.H. Ackley
                                -----------------------                                                 -----------------------
DATE: 12-12-96                  JAN PAUL HOPE, PMS317F            DATE: 12/17/96                        V.H. ACKLEY
                                                                                                        Deputy Commander/Comptroller
------------------------------------------------------------------------------------------------------------------------------------


[AVONDALE LOGO APPEARS HERE]



November 6, 1996


Department of the Navy
Naval Sea Systems Command 02913
National Center Building #3
Room 5E40
2531 Jefferson Davis Highway
Arlington, Virginia 22242-5160

Attention:              Ms. Teresa J. Ryan, Code 02224
                        Contracting Officer

Subject: Best and Final Offer (BAFO) to Solicitation N00024-96-R-2101 for the LPD 17 Amphibious Transport Dock Ship Detail Design and Construction

References:     (a)     NAVSEA letter 4200; Ser: 02224/2666 of November 1, 1996

                (b)     AII letter of October 18, 1996 (response to Amendment
                        14)

Enclosures:     (1)     Two copies of SF33 packages (Sections A thru J)
                        reflecting Contract Number N00024-97-C-2202 including
                        Section B Pricing for the FPP and CPP propeller alternatives

                (2) Two bound hard copies of Price proposal response to Enclosure (2) of Reference (a).

                (3) Two electronic (CD-ROM) copies of Enclosure (2) and Section B pricing.

                (4) Two bound hard copies of Non-Price proposal responses to Enclosure (3) of Reference (a).

                (5)     Two electronic (CD-ROM) copies of Enclosure (4).

Dear Ms. Ryan:

        In response to reference (a):

        Enclosure (1), reflecting pricing identical to that provided by reference (b) in response to Amendment 14, is hereby provided.

Department of the Navy                                                    Page 2
Attention: Ms. Teresa J. Ryan, Code 02224                       November 6, 1996


        In addition, enclosures (2) through (5) provide responses to the questions provided by reference (a). Enclosures (2) and (3) contain the Price proposal response. Enclosures (4) and (5) contain the Non-Price proposal responses. There are no changes to either the Non-Price or the Price proposals.

        Receipt of Amendments 0001 through 0016 is hereby acknowledged.

        Avondale recognizes the right of the Government to incorporate any portion of its proposal deemed advantageous to the Government into the resulting contract. Further, Avondale agrees that all responses to discussion questions are considered to be part of its BAFO proposal.

        This BAFO is valid until January 20, 1997. No exceptions are taken to the requirements of the solicitation.

Very truly yours,

AVONDALE INDUSTRIES, INC.


/s/ Albert L. Bossier, Jr.
----------------------------
Albert L. Bossier, Jr.
Chairman, President,
and Chief Executive Officer


ECM:jm

                                                            BEST AND FINAL OFFER
                                                      NOVEMBER 6, 1996 SUBMITTAL

                PROGRAM

                                        SOLICITATION NUMBER: N00024-96-R-2101





                            [PICTURE APPEARS HERE]














Prepared for:                         This proposal includes data that shall not
NAVAL SEA SYSTEMS COMMAND             be disclosed outside the Government and
                                      shall not be duplicated, used, or
                                      disclosed--in whole or in part--for any
                                      purpose other than to evaluate this
                                      proposal. If, however, a contract is
                                      awarded to this offeror as a result of--or
                                      in connection with--the submission of this
                                      data, the Government shall have the right
                                      to duplicate, use, or disclose the data to
                                      the extent provided in the resulting
                                      contract. This restriction does not limit
                                      the Government's right to use information
Prepared by:                          contained in this data if it is obtained
THE AVONDALE ALLIANCE                 from another source without restriction.
5100 River Road                       The data subject to this restriction are
Avondale, Louisiana 70094             contained in all sheets.


 [AVONDALE LOGO]   [BATH IRON WORKS LOGO]   [HUGHES LOGO]   [INTERGRAPH LOGO]

PART 1 - THE SCHEDULE

SOLICITATION, OFFER AND AWARD           1. THIS CONTRACT IS A RATED ORDER                 RATING                PAGE OF PAGES
                                           UNDER DPAS (15 CFR 350)                        DO-A3                 1 0F 188
--------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.           3. SOLICITATION NO.        4. TYPE OF SOLICITATION        5. DATE ISSUED        6. REQ/PURCHASE
  N00024-97-C-2202          N00024-96-R-2101            ([_]) SEALED BID (IFB)         08 APRIL 96
                                                        ([X]) NEGOTIATED (RFP)
--------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                                 N00024            6. ADDRESS OFFER TO           (If other than Item 7)
  NAVAL SEA SYSTEMS COMMAND                                       DEPARTMENT OF THE NAVY
  BUYER/SYMBOL: TERESA J. RYAN,  02224                            NAVAL SEA SYSTEMS COMMAND, SEA 0291
  2531 JEFFERSON DAVIS HWY                                        2531 JEFFERSON DAVIS HWY, RM 5E40
  ARLINGTON, VA  22242-5160                                       ARLINGTON, VA 22242-5160
--------------------------------------------------------------------------------------------------------------------------------
  NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid and Bidder"
---------------------------------------------------------------------------------------------------------------------------------
                                                           SOLICITATION
---------------------------------------------------------------------------------------------------------------------------------
9. Sealed offers in original and one (1) signed copies for furnishing the supplies or services in the Schedule will be received at
the place specified in Item 8, or if hand carried, in the depository located in Block 8 until    2:00 E.T.        06NOV96
                                                                                                 ---------        -------
                                                                                                   (Hour)          (Date)

CAUTION - LATE  Submissions. Modification, and Withdrawals: See Section L. Provision No. 52. 214-7 or 52. 215-10. All offers are subject to all terms contained in this solicitation.
----------------------------------------------------------------------------------------------------------------------------------
10. FOR INFORMATION                     A. NAME                          B. TELEPHONE NO.  (Include area code)   NO COLLECT CALLS
                                        TERESA J. RYAN                      (703) 602-3102
----------------------------------------------------------------------------------------------------------------------------------
                                                        11.  TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
X'd   SEC.           DESCRIPTION                      PAGE(S)        X'd      SEC.              DESCRIPTION             PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                PART 1 - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
X      A      SOLICITATION/CONTRACT FORM                  1            X       I     CONTRACT CLAUSES                      152
----------------------------------------------------------------------------------------------------------------------------------
X      B      SUPPLIES OR SERVICES AND PRICES/COSTS       2              PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
X      C      DESCRIPTION/SPECS/WORK STATEMENT           19            X       J    LIST OF ATTACHMENTS                    186
----------------------------------------------------------------------------------------------------------------------------------
X      D      PACKAGING AND MARKING                     106             PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
X      E      INSPECTION AND ACCEPTANCE                 109                    K  REPRESENTATIONS, CERTIFICATIONS
---------------------------------------------------------------------             AND OTHER STATEMENTS OF OFFERORS
X      F      DELIVERIES OR PERFORMANCE                 115
----------------------------------------------------------------------------------------------------------------------------------
X      G      CONTRACT ADMINISTRATION DATA              120                    L  INSTS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
X      H      SPECIAL CONTRACT REQUIREMENTS             121                    M  EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                 OFFER (Must be fully completed by offeror)
----------------------------------------------------------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52. 214-16. Minimum Bid Acceptance Period
----------------------------------------------------------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 75 calendar days (60 days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
-----------------------------------------------------------------------------------------------------------------------------------
13. DISCOUNT FOR PROMPT PAYMENT             10 CALENDAR DAYS       20 CALENDAR DAYS      30 CALENDAR DAYS      CALENDAR DAYS
(See Section I, Clause No. 52. 232-8)                    %                     %                     %                  %
-----------------------------------------------------------------------------------------------------------------------------------
14 ACKNOWLEDGEMENT OF AMENDMENTS                  AMENDMENT NO               DATE           AMENDMENT NO              DATE
   (The offeror acknowledges receipt of      --------------------------------------------------------------------------------------
   amendments to the SOLICITATION for        --------------------------------------------------------------------------------------
   offers and related documents               SEE ATTACHED SHEET                        SEE ATTACHED SHEET
   numbered and dated.)                      --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
15A NAME          CAGE CODE        ICC97                 FACILITY                    16. NAME AND TITLE OF PERSON AUTHORIZED TO
    AND          DUNS:14-462-0747             Avondale Industries, Inc.                  SIGN OFFER (Type or print)
    ADDRESS      CEC NO:                      Shipyards Division                         Albert L. Bossier, Jr.
    OF                                        P.O. Box 50280                             Chairman, President and
    OFFEROR      TIN NO 39-1097012            New Orleans, LA 70150-0280                 Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
15B. TELEPHONE NO. (Include                15C CHECK IF REMITTANCE ADDRESS            17. SIGNATURE                18. OFFER DATE
     area code)                    ([_])   IS DIFFERENT FROM ABOVE ENTER
(504) 436-5001                             SUCH ADDRESS IN SCHEDULE                                                  6 NOV 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                               AWARD (To be completed by Government)
-----------------------------------------------------------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED                      20. AMOUNT                   21. ACCOUNTING AND APPROPRIATION
-----------------------------------------------------------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:       23. SUBMIT INVOICES TO ADDRESS SHOWN IN         ITEM
[_] 10 U.S.C. 2304(c)(    )  [_] 41 U.S.C. 253(c)(    )                 (4 copies unless otherwise specified)
-----------------------------------------------------------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than Item 7)                  CODE    25. PAYMENT WILL BE MADE BY      CODE

-----------------------------------------------------------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)                     27. UNITED STATES OF AMERICA                  28. AWARD
                                                                                                                      DATE
-----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8064                                      33-133                              STANDARD FORM 33 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                     Prescribed by GSA
                                                    GPO 1985 0 461-275 (419)                     FAR (48 CFR) 53 214(c)



[LOGO OF AVONDALE APPEARS HERE]                                 N00024-97-C-2202




         AMENDMENT                            DATE RECEIVED
          A0001                                 Not Dated
          A0002                                 May 8, 1996
          A0003                                 May 8, 1996
          A0004                                 May 8, 1996
          A0005                                 May 24, 1996
          A0006                                 May 24, 1996
          A0007                                 May 31, 1996
          A0008                                 June 6, 1996
          A0009                                 June 7, 1996
          A0010                                 June 13, 1996
          A0011                                 June 14, 1996
          A0012                                 June 18, 1996
          A0013                                 June 21, 1996
          A0014                                 October 10, 1996
          A0015                                 November 1, 1996
          A0016                                 November 5, 1996

                                                                N00024-97-C-2202


SECTION B--PRICING

           NOTE: FOR (RRG/FPP) PROPULSION DRIVE TRAIN

ITEM       SUPPLIES OR SERVICES                             AMOUNT

0001:      DETAIL DESIGN AND CONSTRUCTION           EST COST:     $582,080,529
           OF LPD 17 (SCN)                          BASE FEE:     $0
           (See Note G)                             AWARD FEE:    $ 57,981,969
                                                    CPAF:         $640,062,498

0002:      SHIP CONSTRUCTION--LPD 18                EST COST:     $356,360,929
(OPTION)   (SEE NOTE A & G)                         BASE FEE:     $0
                                                    AWARD FEE:    $ 35,484,505
                                                    CPAF:         $391,845,434

0003:      SHIP CONSTRUCTION--LPD 19                EST COST:     $448,673,328
(OPTION)   (SEE NOTE A & G)                         BASE FEE:     $0
                                                    AWARD FEE:    $ 44,549,193
                                                    CPAF:         $493,222,521

0004:      LPD FAMILIARIZATION                                    $NSP
           (NSP-Not separately priced.
           Price to be included in the price
           of Item 0001, and if the options
           are exercised, Item(s) 0002 and 0003)

0005:      TECHNICAL MANUALS                                      $NSP
           (NSP-Not separately priced.
           Price to be included in the
           price of Line Item 001, and if
           the options are exercised,
           Item(s) 0002 and 0003)

           (SEE NOTE D)

0006:      MATERIAL (See Note B and C)
           (Including COSAL MATERIAL,
           SHORE BASED SPARES, PROVISIONING
           ITEM ORDER)

0006AA     LPD 17 MATERIAL

0006AB     LPD 18 MATERIAL
(OPTION)   (SEE NOTE A)

                                                                N00024-97-C-2202

SECTION B--PRICING

ITEM       SUPPLIES OR SERVICES                             AMOUNT

0006AC     LPD 19 MATERIAL
(OPTION)   (SEE NOTE A)

0007:      PERFORM SPECIAL STUDIES, ANALYSES AND
           REVIEWS
           (SEE NOTE F)

0008:      PERFORM ENGINEERING AND INDUSTRIAL
           SERVICES
           (SEE NOTES B AND C)

0009       LPD 17 CLASS LIFE CYCLE SUPPORT          EST COST:     $1,906,887
(OPTION)   PLANNING--POST DETAIL DESIGN             BASE FEE:     $0
           AND CONSTRUCTION (SEE NOTE A & G)        AWARD FEE:    $  189,120
                                                    CPAF:         $2,096,007

0010:      AFFORDABILITY THROUGH COMMONALITY (R&D)
           (SEE NOTES B AND C)

0010:      CROSS PROGRAM PROCUREMENT                              $2,375,885
           (SEE NOTES B AND E)                      MAN-HOURS     80,000

0012:      DATA FOR ITEMS 0001                                    $NSP
           0004, 0005 AND 0006AA
           0007, 0008, 0010 AND 0011 (and
           if options are exercised, Items
           0002, 0003, 0006AB, 0006AC and 0009)
           NSP - Not Separately priced. The price
           of Item 0012 is to be included in the
           price of Items 0001, 0006AA, 0007, 0008,
           0010 and 0011 (and if options are
           exercised, Items 0002, 0003, 0006AB,
           0006AC, and 0009)

The clause entitled "LIMITATION OF COST" (FAR 52.232-201) OR "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

                                                                N00024-97-C-2202

SECTION B--PRICING

           NOTE: FOR (MRG/CPP) PROPULSION DRIVE TRAIN

ITEM       SUPPLIES OR SERVICES                             AMOUNT

0001:      DETAIL DESIGN AND CONSTRUCTION           EST COST:     $581,109,833
           OF LPD 17 (SCN)                          BASE FEE:     $0
           (See Note G)                             AWARD FEE:    $ 57,884,907
                                                    CPAF:         $638,994,740

0002:      SHIP CONSTRUCTION--LPD 18                EST COST:     $355,368,285
(OPTION)   (SEE NOTE A & G)                         BASE FEE:     $0
                                                    AWARD FEE     $ 35,385,142
                                                    CPAF:         $390,753,427

0003:      SHIP CONSTRUCTION--LPD 19                EST COST:     $447,484,350
(OPTION)   (SEE NOTE A & G)                         BASE FEE:     $0
                                                    AWARD FEE     $ 44,430,185
                                                    CPAF:         $491,914,535

0004:      LPD FAMILIARIZATION                                    $NSP
           (NSP - Not separately priced.
           Price to be included in the price of
           Item 0001, and if the options are
           exercised, Item(s) 0002 and 0003)

0005:      TECHNICAL MANUALS                                      $NSP
           (NSP - Not separately priced.
           Price to be included in the price of
           Line Item 0001, and if the options are
           exercised, Item(s) 0002 and 0003)

           (SEE NOTE D)

0006:      MATERIAL (See Note B and C)
           (Including COSAL MATERIAL,
           SHORE BASED SPARES, PROVISIONING
           ITEM ORDER)

0006AA     LPD 17 MATERIAL

0006AB     LPD 18 MATERIAL
(OPTION)   (SEE NOTE A)

                                      3A

                                                                N00024-97-C-2202

SECTION B--PRICING

ITEM       SUPPLIES OR SERVICES                             AMOUNT

0006AC     LPD 19 MATERIAL
(OPTION)   (SEE NOTE A)

0007:      PERFORM SPECIAL STUDIES, ANALYSES
           AND REVIEWS
           (SEE NOTE F)

0008:      PERFORM ENGINEERING AND INDUSTRIAL
           SERVICES
           (SEE NOTES B AND C)

0009       LPD 17 CLASS LIFE CYCLE SUPPORT          EST COST:     $1,906,887
(OPTION)   PLANNING - POST DETAIL DESIGN            BASE FEE:     $0
           AND CONSTRUCTION (SEE NOTE A & G)        AWARD FEE     $  189,120
                                                    CPAF:         $2,096,007

0010:      AFFORDABILITY THROUGH COMMONALITY (R&D)
           (SEE NOTES B AND C)

0011:      CROSS PROGRAM PROCUREMENT                               $2,375,885
           (SEE NOTES B AND E)                      MAN-HOURS          80,000

0012       DATA FOR ITEMS 0001                                    $NSP
           0004, 0005 AND 0006AA
           0007, 0008, 0010 AND 0011 (and if
           options are exercised, Items 0002,
           0003, 0006AB, 0006AC and 0009)
           (NSP - Not Separately priced. The price
           of Item 0012 is to be included in the
           price of Items 0001, 0006AA, 0007, 0008,
           0010 and 0011 (and if options are
           exercised, Items 0002, 0003, 0006AC,
           and 0009)

The clause entitled "LIMITATION OF COST" (FAR 52.232-201) or "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

                                      3B

                                                                N00024-97-C-2202


NOTE A: Option Item to which "Section B--Additional Contract Requirements" requirement B-5 entitled "OPTIONS" is applicable and which is to be supplied only if and to the extent said option is exercised.

NOTE B: These items are FIrm Fixed Price Items, the following requirements of this contract do not apply to these items:

                   Contract Section              Requirement
                    Section B                 Payment of Fixed Fee
                    Section B                 Determination of Fee
                    Section H                 Payments

FAR clause 52.232-16 "Progress Payments", as set forth in Section I applies to these items.

NOTE C: Orders will be placed in accordance with the Special Contract Requirement in Section H, 5252.216-9110 "ORDERS (FIXED PRICE)".

NOTE D: For the purpose of pricing the solicitation requirements for technical manuals, offerors shall assume Level III Electronic Interactive Technical Manuals.

NOTE E: This item is to be incrementally funded is subject to the Section B requirement entitled "ALLOTMENT OF FUNDS--ALTERNATE I".

NOTE F: Orders will be placed in accordance with the Special Contract Requirement in Section H, 5252.216-9112 "ORDERS (COST PLUS FIXED FEE)".

NOTE G: For CLIN 0001 and option CLINs 0002, 0003, and 0009, an award fee pool of ten percent (10.0%) of the Estimated Cost excluding Cost of Money (COM) shall be established.

                                                                N00024-97-C-2202

SECTION B - ADDITIONAL CONTRACT REQUIREMENTS

B-1. REFUNDS (SPARES AND SUPPORT EQUIPMENT) (NAVSEA)
     (SEP 1990)

(a) In the event that the price of a spare part or item of support equipment delivered under this contract significantly exceeds its intrinsic value, the Contractor agrees to refund the difference. Refunds will only be made for the difference between the intrinsic value of the item at the time an agreement on price was reached and the contract price. Refunds will not be made to recoup the amount of cost decreases that occur over time due to productivity gains (beyond economic purchase quantity considerations) or changes in market conditions.

(b) For purposes of this requirement, the intrinsic value of an item is defined as follows:

        (1) If the item is one which is sold or is substantially similar or functionally equivalent to one that is sold in substantial quantities to the general public, intrinsic value is the established catalog or market price, plus the value of any unique requirements, including delivery terms, inspection, packaging, or labeling.

        (2) If there is no comparable item sold in substantial quantities to the general public, intrinsic value is defined as the price an individual would expect to pay for the item based upon an economic purchase quantity as defined in FAR 52.207-4, plus the value of any unique requirements, including delivery terms, inspection, packaging or labeling.

(c) At any time up to two years after delivery of a spare part or item of support equipment, the Contracting Officer may notify the Contractor that based on all information available at the time of the notice, the price of the part or item apparently exceeds its intrinsic value.

(d) If notified in accordance with paragraph (c) above, the Contractor agrees to enter into good faith negotiations with the Government to determine if, and in what amount, the Government is entitled to a refund.

(e) If agreement pursuant to paragraph (d) above cannot be reached, and the Navy's return of the new or unused item to the

                                                                N00024-97-C-2202

Contractor is practical, the Navy, subject to the Contractor's agreement, may elect to return the item to the Contractor. Upon return of the item to its original point of Government acceptance, the Contractor shall refund in full the price paid. If no agreement pursuant to paragraph (d) above is reached, and return of the item by the Navy is impractical, the Contracting Officer may, with the approval of the Head of the Contracting Activity, issue a Contracting Officer's final decision on the matter, subject to Contracting Officer's final decision on the matter, subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1).

(f) The Contractor will make refunds, as required under this requirement, in accordance with instructions from the Contracting Officer.

(g) The Contractor shall not be liable for a refund if the Contractor advised the Contracting Officer in a timely manner that the price it would propose for a spare part or item of support equipment exceeded its intrinsic value, and with such advice, specified the estimated proposed price, the estimated intrinsic value and known alternative sources or item, if any, that can meet the requirement.

(h) This requirement does not apply to any spare parts or items of support equipment whose price is determined through adequate price competition. This requirement also does not apply to any spare part or item of support equipment with a unit price in excess of $100,000; or in excess of $25,000 if the Contractor submitted, and certified the currency, accuracy and completeness of cost or pricing data applicable to the item.

B-2. PAYMENTS OF FEE(S) (NAVSEA)
     (MAY 1993)

        (Applicable to Items 0001, 0004, 0005, 0007 (and if the options are exercised, Items 0002, 0003 and 0009)

(a) For purposes of this contract, "fee" means "target fee" in cost-plus-incentive-fee type contracts, "base fee" in cost-plus-award-fee type contracts, or "fixed fee" in cost-plus-fixed-fee type contracts for level of effort type contracts.

(b) The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE", (FAR

                                                                N00024-97-C-2202

52.216-10), as applicable. Such payments shall be equal to zero percent (0%) of the allowable cost of each invoice submitted by and payable to the Contractor pursuant to the clause of this contract entitled "ALLOWABLE COST AND PAYMENT" (FAR 52.216-7), subject to the withholding terms and conditions of the "FIXED FEE" or "INCENTIVE FEE" clause, as applicable (percentage of fee is based on fee dollars divided by estimated cost dollars, including facilities capital cost of money). Total fee(s) paid to the Contractor shall not exceed the fee amount(s) set forth in this contract.

(c) The fee(s) specified in SECTION B, and payment thereof, is subject to adjustment pursuant to paragraph (g) of the special contract requirement entitled "LEVEL OF EFFORT." If the fee(s)is reduced and the reduced fee(s) is less than the sum of all fee payments made to the Contractor under this contract, the Contractor shall repay the excess amount to the Government. If the final adjusted fee exceeds all fee payments made to the contractor under this contract, the Contractor shall be paid the additional amount, subject to the availability of funds. In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract at the time of the discontinuance of work.

(d) Fee(s) withheld pursuant to the terms and conditions of this contract shall not be paid until the contract has been modified to reduce the fee(s) in accordance with the "LEVEL OF EFFORT" special contract requirement, or until the Procuring Contracting Officer has advised the paying office in writing that no fee adjustment is required.

B-3. DETERMINATION OF FEE (NAVSEA) (OCT 1990)
        (Applicable to Items 0001, 0004, 0005 and, if the options are exercised, Items 0002, 0003 and 0009)

        (a) Minimum Fee

        the base (fixed) fee of this contract is zero (0) and; therefore there is no minimum fee to be paid for performance of this contract.

        (b) Award Fee

        In addition to the minimum (or base fee) to be paid hereunder, the Contractor may earn an award fee, as determined by

                                                                N00024-97-C-2202

an Evaluation Board established pursuant to paragraph (c) below. The Government's purpose in granting an award fee is to encourage and reward superior Contractor effort directed toward performance of this contract. The specifics for evaluation are set forth in paragraphs that follow.

        (c) Evaluation Board

        The Contractor's performance evaluation for each period will be conducted by an Evaluation Board consisting of the following members (or designated alternates):

                TBD

        (d) Approving Official

        The Approving Official, who will be the LPD 17 Program Executive Officer
(PEO), shall make determinations of the award fee due to the Contractor upon the basis of the performance evaluation conducted by the Evaluation Board.

        (e) Award Fee Determination and Reclama Procedures

                (1) Within fifteen (15) days after the end of each evaluation period under the contract, the Contractor shall furnish to the Board such information as may be reasonably required, including a statement of cost incurred, to assist the Board in evaluating the Contractor's performance during that evaluation period.

                (2) (i) Within ten (10) days from receipt of such information, the Board shall prepare the performance evaluation and present it to the Approving Official.

                    (ii) Within five (5) days from receipt of that evaluation, the Approving Official shall submit to the Contracting Officer his determination of award fee.

                    (iii) Within five (5) days from receipt of that determination, the Contracting Officer shall notify the Contractor in writing of the Approving Official's determination.

                (3) (i) Within five (5) days from receipt of the Contracting Officer's notification, the Contractor may submit to the Contracting Officer any exception with respect thereto. In support of his reclama, the Contractor may furnish a written description of his performance during the period under consideration. This description shall clearly identify specific

                                                                N00024-97-C-2202

evaluating categories, factors and elements, and the Contractor's own rating thereof.

                   (ii) Within five (5) days from receipt of the Contractor's reclama, the Contracting Officer shall submit it to the Approving Official.

                   (iii) Within ten (10) days from receipt thereof, the approving Official shall provide to the Contracting Officer a final performance evaluation and determination of the award fee.

                   (iv) Within five (5) days from receipt of that final determination, the Contracting Officer shall notify the Contractor in writing of that final determination.

                   (v) Within five (5) days from the date of this notification, the Contracting Official shall issue a unilateral modification to the contract to provide for the award fee.

                (4) In the event that the Contractor submits no exception, the Approving Official's determination pursuant to sub-paragraphs (a) and (d) (2), above shall be final. Within ten (10) days after the date of the Contractor's notification of such determination, the Contracting Officer shall issue a unilateral modification to the contract to provide for the award fee.

        (f) Finality of Approving Official's Determination

        Determinations of the Approving Official with respect to the amount of award fee to be paid to the Contractor are final and shall not be subject to the "DISPUTES" clause of this contract.

        (g) Evaluation Categories and Factors:

        An initial list of the evaluation factors is provided as an attachment "Evaluation Categories and Factors Applicability Matrix". The Government may add additional factors at a later date in accordance with paragraph (h) (3) of this section.

                                                                N00024-97-C-2202

(h) Evaluation Periods

     Performance evaluations will be conducted in accordance with the schedule below:

     EVALUATION PERIODS*         BEGINNING*         END*

            One                   Contract           *
                                  Award
            Two                       *              *

             *

             *

             * To Be Determined Based On the Offeror Proposal

      (2) For the First evaluation period, the factors to be evaluated are identified by "X" in attached "Evaluation Categories and Factor Applicability Matrix".

      (3) Beginning with the second evaluation period, the Government will provide the Contractor with the specific factors and elements to be evaluated by the Evaluation Board 10 days prior to the subsequent evaluation period.

(i) Award Fee Pool

      (1) Award Fee shall be available for the consideration of payment on the following basis:

                              AWARD FEE POOL

        EVAL. PERIOD         AWARD FEE POOL ($)         AWARD FEE POOL %
                                  (AFP)


                             TO BE DETERMINED

        TOTALS:               $                           100.00%

      (2) One hundred percent (100%) of all unearned award fee for all CLINs except CLIN 0009 shall be carried over to Clause H-16 "Final Contract Performance Incentives".

                                                                N00024-97-C-2202

  (j) Performance Ratings

     The award fee to be paid for each period shall be determined by applying the Adjective Ratings shown below to the factors to be evaluated by the Evaluation Board.

Numerical
Percentage
of
Available     Numerical
Award Fee      Scoring        Adjective Rating       Adjective Definitions
---------     ---------       ----------------       ---------------------
 (AAF)           (NS)

 80 - 100%    95 - 100         Outstanding (O)       The Contractor's
                                                     performance exceeds
                                                     the minimum by a
                                                     substantial margin,
                                                     any needed
                                                     improvements cited
                                                     are of a minor nature.

 50 - 79%     85 - 94          Excellent (E)         The Contractor's
                                                     performance exceeds
                                                     the minimum in all areas;
                                                     some areas for
                                                     improvement cited, most of
                                                     which are minor

 20 - 49%     70 - 84            Good (G)            The Contractor's
                                                     performance generally
                                                     exceeds the minimum;
                                                     there are several areas
                                                     for improvement, but
                                                     these are offset by
                                                     better performance in
                                                     other areas.

 00 - 19%     00 - 69          Minimally             The Contractor's
                               Acceptable (M)        performance is

                                                                N00024-97-C-2202

                                                       about minimum; areas
                                                       for significant
                                                       improvement are
                                                       approximately offset
                                                       by better performance
                                                       in other areas.

  (1) Calculation of Award Fee:

     Award fee under this contract will be computed using the following formula:


Adjective Rating                          Formulae
----------------                          --------
                                                           0.20 x (NS - 95)
Outstanding (O)       Award Fee = Award Fee Pool x (0.80 + ----------------)
                                                              (100 - 95)


                                                           0.29 x (NS - 85)
Excellent (E)         Award Fee = Award Fee Pool x (0.50 + ----------------)
                                                                (94 - 85)


                                                           0.29 x (NS - 70)
Good (G)              Award Fee = Award Fee Pool x (0.20 + ----------------)
                                                                (84 - 70)

Minimally
Acceptable (M)

     For NS = 50 to 69
     -----------------
                                                            0.19 x (NS - 50)
                      Award Fee = Award Fee Pool x (0.00 + ----------------)
                                                                (69 - 50)

     For NS = 49 or Lower
     --------------------

                      Award Fee = 0

                                                                N00024-97-C-2202

                          AWARD FEE COMPUTATION CURVE

           100
                                                                                                   Outstanding
            90

            80

            70                                                                       Excellent

  % Of      60
Award Fee
            50

            40                                                  Good

            30

            20

            10                      Minimally Acceptable

           00
                00    05    10   15   20   25   30   35   40   45   50   55   60   65   70   75   80   85   90   95   100

                               Numerical Scoring

                                                                N00024-97-C-2202

        (k) Maximum Fee

        In no event shall the total fee (base fee plus award fee) under this contract exceed 10% of the total estimated cost.

B-4 ORDER OF PRECEDENCE

(a) The terms and conditions of this contract are as follows and constitute the entire agreement of the parties:

        Part I - SCHEDULE

        Solicitation/Contract Form                      Section A
        Supplies/Services and Prices/Costs              Section B
        Description/Specification/Work Statement        Section C
        Packaging and Marking                           Section D
        Inspection and Acceptance                       Section E
        Deliveries or Performance                       Section F
        Contract Administration Data                    Section G
        Special Contract Requirements                   Section H

        Part II - CONTRACT CLAUSES

        Contract Clauses                                Section I

        Part III - List of Documents, Exhibits and
        Other Attachments

        List of Attachments                             Section J

(b) The rights and obligations of the parties of this contract shall be subject to and governed by the contract as enumerated above. In the event of any inconsistency in this contract, the inconsistency shall be resolved by giving precedence in the order described herein. All hard copy information/data shall take precedence over information/data provided in digital format. (1) The Schedule (excluding the Section C); (2) contract clauses (Section I); (3) Section C (Statement of Work) (4) Ship Specifications including Addendum 1; Documents, Exhibits, and Other Attachments to the Contract identified in Section J (excluding contract drawings and Schedule C); (5) Schedule C (Attachment J0006) and contract drawings; (6) Ship Specification

Addendums 2 and 3; (7) first tier references to the ship specifications, including first tier references on Government drawings, except those references specified for guidance;

B-5 OPTIONS

The Government may require the delivery of the numbered line item(s)/subline item(s), identified in the Schedule as an option item(s), in the quantity and at the price(s) stated in the Schedule. If more than one option exists, each option is independent of any other option, and the Government has the right to unilaterally exercise any such option, in whole or in part up to the total quantity specified in the option item, whether or not it has exercised other options. Option(s) shall be exercised, if at all, by written or telegraphic notice(s) signed by the Contracting Officer and sent within the time(s) specified below:

        ITEM(S)                 LATEST OPTION EXERCISE DATE
        -------                 ----------------------------
        0002                    31 DEC 98
        0003                    31 DEC 99
        0006AB                  31 DEC 98
        0006AC                  31 DEC 99
        0009                    30 APR 00

                                                                N00024-97-C-2202

B-6 ALLOTMENT OF FUNDS - ALTERNATE I (MAY 1993)
(APPLICABLE TO ITEM 0011)

(a) This contract is incrementally funded. The amounts presently available and allotted to this contract for payment are set forth below. The amount(s) presently available and allotted to this contract for payment for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:
                                                                       ESTIMATED
      ITEM(S)              FUNDED AMOUNT                  PERIOD OF PERFORMANCE
      -------              -------------                  ---------------------
                           $

(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amounts(s) allotted for each CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c) CLINs/SLINs _____________________________ are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

B-7  EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a0 As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts

                                                                N00024-97-C-2202

connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

B-8 NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payment under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address: TBD unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Contracting Officer Representative (COR) identified in Section G. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payment shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 60 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

                                                                N00024-97-C-2202

     (1)  Contract line item number (CLIN)
     (2)  Subline item number (SLIN)
     (3)  Accounting Classification Reference Number (ACRN)
     (4)  Payment terms
     (5)  Procuring activity
     (6)  Date supplies provided or services performed
     (7)  Costs incurred and allowable under the contract
     (8) Vessel (e.g., ship, submarine or other craft) or system which supply/service is provided.

(e)  A DD Form 250, "Material Inspection and Receiving Report",
     [ ] is required with each invoice submittal.
     [X] is required only with final invoice.
     [ ] is not required.

(f)  A Certificate of Performance
     [ ] shall be provided with each invoice submittal.
     [X] is not required.

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINs/SLINs with more than on ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

                                                                N00024-97-C-2202

9 SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

LPD 17 STATEMENT OF WORK

EXECUTIVE SUMMARY

     The LPD 17 is a new class of amphibious warships that will perform various expeditionary warfare missions as described in Attachment J0002. The LPD 17 will incorporate state-of-the-art expeditionary warfare ship-self defense systems, radar cross section reduction, distributed system architecture, and total ship system integration, with emphasis upon reduced ownership costs.

     This Statement of Work provides the Full Service Contractor (FSC) with a description of the management structure and approach required for performing the detail design, ship systems integration, construction, testing, logistics and life cycle support planning for the LPD 17 lead ship and up to two option ships. The contract requirements are applicable independently and separately to each ship.

                                   FIGURE 1
                             TEAM 17 NOTIONAL IPPD



                             [GRAPH APPEARS HERE]

                                                                N00024-97-C-2202

An Integrated Product and Process Development (IPPD) team approach shall be used for the performance of this contract. The management structure is notionally shown in Figure 1. It consists of co-located Government/Contractor personnel. The IPPD team shall be composed of persons possessing the appropriate disciplines, specialties and functions from both the Government and Contractor and shall include major subcontractors/vendors. The team members shall be delegated the responsibility, authority, and accountability for decision-making and management actions necessary for successful performance of the Contract.

     The IPPD team shall interact in accordance with the Contract requirements, the approved IPPD Plan, the Integrated Management Plan (IMP) (see Table 1), and the Master Integrated Resource and Work Schedule (MIRWS), (see Table 2). The IMP and the MIRWS are maintained as part of the common data environment called the Integrated Product Data Environment (IPDE). The IPDE is an information system capability which implements, through phases, the integration of a product model database with support and execution data in order to satisfy the information requirements for both the Government and Contractor. Figure 2 illustrates the concept which is described in greater detail in Attachment J0003.

                            FIGURE 2 "IPDE CONCEPT"


              ACCESS                                   DELIVERY
              View Only,                               Electronic
              To Contractor's  [GRAPH APPEARS HERE]    Notification
              Applications                             & Routing.
                                                       Import/Maintain.
                                                       Data Extract/File
                                                       Transfer.


         LEVEL I - PRODUCT MODEL DATA (3D GEOMETRY + ATTRIBUTES)
         LEVEL II - SUPPORT DATA (VENDOR DRAWINGS, MANUALS, GFI, ETC.) LEVEL III - PROGRAM EXECUTION DATA (MIRWS, IMP, C/SCS, ETC.)

The IPDE provides the capability to concurrently develop, capture, update and re-use data in electronic form. Figure 2 depicts the relationship between the product model data (Level I) and the other major components of the IPDE. Support data such as vendor drawings, GFI and other technical documentation (Level II) shall be integrated with the ship product model description and

                                                                N00024-97-C-2202


the associated data products. The products developed to support the IPPD team management function (Level III type data) shall be linked with the ship product model and support data descriptions, such that any changes to the product model and support data descriptions via the change control process (Government or Contractor) shall permit automatic visibility of the impact upon the level III data. Existing data repositories of support data shall be connected to function as part of the LPD 17 IPDE.

     The Contract requires a total ship systems integration effort. Through concurrent engineering practices, the Contractor shall provide an incremental design including ship systems integration, as well as construction, testing, logistics and life cycle approach to fulfill total ship functional requirements. The Contractor shall develop a comprehensive on-board training capability that will support readiness requirements and reduced cost of ownership.

     The Contractor's detail design shall be subjected to a Production Readiness Review (PRR), wherein the Contractor must satisfy mutually agreed upon PRR exit criteria, prior to the start of construction.

     The LPD 17 shall be constructed in accordance with the detail design developed by the Contractor. The Contractor shall be responsible for integration and installation of all Contractor Furnished Equipment (CFE) and Government Furnished Equipment (GFE) on the ship. The IPPD team shall charter a Combined Test Team (CTT) responsible for managing the Test and Evaluation Program (TEP).

     The Contract requires the implementation of an ILS program. Commencing with detail design, the Contractor shall incorporate supportability design criteria and characteristics, to reduce ships' life cycle costs while achieving the goals of reliability, maintainability, and availability. The Contractor shall develop a Configuration Management Program using the IPDE, which has the capability to manage and control the physical, functional, and data requirements of each ship throughout its life cycle.

     The Government anticipates establishing and maintaining a long term relationship with the FSC throughout the service life of the LPD 17 Class. The LPD 17 Class acquisition strategy includes a phased decision making process, beginning with the selection of an FSC and the FSC's cost reduction efforts initiated under CLIN 0001. The relationship will continue if the Government exercises option CLIN 0009. The decision to exercise CLIN 0009 will be made approximately 40 months after lead ship contract award. The Government's decision to exercise CLIN 0009 will be based on an assessment of the Contractor's achievements


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                                                                N00024-97-C-2202


regarding life cycle cost performance under this Contract, as well as its proposed prices for the next ship construction contract.

     The Contractor's subsequent performance under CLIN 0009, as well its proposed prices for the final ship construction contract and the LPD 17 Class Planning Yard Contract, will provide the basis for the Government's decision to award an LPD 17 Class Planning Yard Contract to the FSC concurrently with the award of the final ship construction contract.


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                                                                N00024-97-C-2202

                                 TABLE 1 - IMP

The Integrated Management Plan (IMP) shall include but not be limited to the following plans:

        a.  Integrated Product and Process Development Plan
        b.  Integrated Product Data Environment Implementation
        c.  Subcontractor Management
        d.  Detail Design
        e.  Total Ship Integration
        f.  Production
        g.  Test and Evaluation
        h.  Integrated Logistics Support
        i.  Configuration Management
        j.  Ship Survivability (including Radar Cross Section Reduction)
        k.  Reliability and Maintainability
        l.  Quality Assurance Program
        m.  Human Engineering and System Safety
        n.  Environmental and Hazardous Material Management
        o.  Life Cycle Support Management
        p. Radio Communication System/Ship Signal Exploitation Space Implementation
        q.  Data Management
        r.  Hardware Development
        s.  Operational Security
        t.  Manpower Optimization
        u.  Software Development Plan
        v.  Software Quality Improvement
        w.  Software Process Improvement
        x.  Life Cycle Cost Estimating Program
        y.  Class Maintenance and Modernization
        z.  Standardization Plan
        aa. Shipboard Facilities Maintenance Improvement



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                                                                N00024-97-C-2202

                                TABLE 2- MIRWS

The Master Integrated Resource and Work Schedule (MIRWS) shall include but not be limited to the following schedules:

        a.  Integrated Product Data Environment Development
        b.  Contract Milestones and Key Events
        c.  Detail Design and Total Ship Systems Integration Development
        d.  Resource Summary Reports including variance analysis
        e.  Engineering Drawing
        f.  Master Production
        g.  Material Ordering
        h.  GFM Exception Report
        i.  Compartment Close-Out
        j.  Integrated Logistics Support
        k.  Long Lead Material Ordering
        l.  Test and Evaluation
        m.  GFM/GFI Delivery
        n.  Hardware and Software Development
        o.  Outfitting
        p.  PMS Schedule


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                                                                N00024-97-C-2202

1.2 LPD 17 CLASS MISSION

        LPD 17 is the functional replacement for 41 ships of the LKA 113, LPD 4, LSD 36, and LST 1179 Classes of Ships. The LPD 17's primary mission will be amphibious warfare including embarkation, transportation, and debarkation of elements of a U.S. Marine Corps Landing Force by a combination of landing craft, such as Landing Craft Air Cushion (LCAC), amphibious vehicles such as Advanced Amphibious Assault Vehicle (AAAV) and Landing Craft Utility (LCU), and by Vertical Takeoff and Landing (VTOL) aircraft such as CH-46, CH-53E, AH-1, UH-1, MV-22, and AV-8B.

2. GENERAL SCOPE OF WORK

(Applicable to Items 0001 (and if the options are exercised, Items 0002, and
0003)

        The prime Contractor named on the face page of this Contract is the FSC for the Contract and is responsible for all requirements contained herein. This Statement of Work (SOW) defines all efforts required for the detail design, ship systems integration, hardware and software development for CFE, integration of CFE and GFE, CFE procurement, construction, CFE and GFE installation, testing and evaluation, and planning for life cycle support of the LPD 17 lead ship and up to two follow ships. Reduced ownership cost shall be emphasized throughout the performance of this Contract. The requirements listed herein are applicable independently and separately to each ship.

2.1 DETAIL DESIGN AND INSTALLATION OF THE VERTICAL LAUNCH SYSTEM (VLS)

        The Contractor's detail design of the ship shall include all requirements regarding the VLS as specified in the Ship Specifications, Attachment J0001. The Contractor shall work with the manufacturer of the VLS to create a modular design which permits the installation of the VLS with minimal disruption to the existing ship structure. The ship detail design shall provide for the installation of cabling, ventilation, piping and foundations to support a VLS installation. The detail design of the ship shall not require modification of the VLS, unless it is more cost effective to modify the VLS than the ship. In that case, the Contractor shall work with the VLS manufacturer to obtain ECP approval from the Government. The Contractor shall not install the VLS system.

        Space, weight, services, cables and foundations, as defined in Attachment J0001, shall be provided by the Contractor. The weight reservation shall be 34,360 kg at a vertical center of gravity (VCG) of 15.3 m above baseline.


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                                                                N00024-97-C-2202

2.2 DETAIL DESIGN AND INSTALLATION OF THE NATO SEA SPARROW MISSILE SYSTEM
(NSSMS)

        The Contractor's detail design of the ship shall include all requirements regarding the NSSMS as specified in the Ship Specifications, Attachment J0001. The Contractor shall not install the NSSMS system. Space, weight, services cables and foundations as defined in Attachment J0001, shall be provided by the Contractor. The weight reservation shall be 10,750 kg at a vertical center of gravity (VCG) of 31.1 m above baseline.

                                 A. MANAGEMENT

3.0 INTEGRATED PROCESS AND PRODUCT DEVELOPMENT (IPPD) TEAM

        An Integrated Product and Process Development (IPPD) team approach shall be used for the performance of this Contract. The notional management structure is shown in Figure 1.

3.1 IPPD TEAM STRUCTURE

3.1.1 The IPPD team consists of co-located Government/Contractor personnel. Co-located means sharing the same floor, walls and overhead with no intervening walls. The IPPD team shall be composed of persons possessing the appropriate disciplines, specialties and functions from both Government and Contractor organizations and shall include subcontractor/vendor representation. Major subcontractors'/vendors' participation shall be addressed in the IPPD team Plan. Participation of other than major subcontractors/vendors shall be addressed in the IMP (Subcontractor Management). The Contractor shall select its team members, making certain they possess the requisite knowledge and experience in key functional areas. The team members shall be delegated the responsibility, authority, and accountability for decision-making and management actions necessary for successful performance of the Contract.

        NO MEMBER OF THE IPPD TEAM IS AUTHORIZED TO CHANGE THE SCOPE OF THE CONTRACT OTHER THAN THE PCO ASSIGNED TO THE TEAM.

3.1.2 The Contractor shall apply a multi-functional IPPD team approach to the integrated, concurrent development of the products and the associated processes applicable to the detail design, ship systems integration, construction, testing, logistics and life cycle planning support of the LPD 17 and in performance of all other efforts required by this Contract. The IPPD team shall operate in an environment that allows for verification of product and processes as they evolve.

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                                                               N00024-97-C-2202

3.1.3 The IPPD team shall interact in accordance with Contract requirements, the approved IPPD Plan, the Integrated Management Plan (IMP), and the Master Integrated Resource and Work Schedule (MIRWS). The IMP and the MIRWS shall be maintained as part of the Integrated Product Data Environment (IPDE). The IPDE is an information capability which implements, through phases, the integration of a product model database with support and execution data, in order to satisfy the data and usage requirements of both the Government and Contractor. The IPDE provides the capability to concurrently develop, capture and reuse data in electronic form.

3.1.4 The Contractor shall provide the management effort necessary to ensure effective cost, schedule and technical performance under this Contract. The Contractor shall identify methods to be used to fully integrate major subcontractors/vendors to provide overall direction and guidance, track progress and status, and integrate products and services provided by major subcontractors/vendors' with the products and services provided by the FSC personnel.

3.1.5 The Contractor shall provide the members of the IPPD team with visibility into the detail design, ship systems integration, construction, testing, logistics and life cycle support planning effort. The Contractor shall identify problems and potential problems that could adversely impact ship performance, cost and/or delivery schedule accompanied by proposed solutions.

3.1.6 The Government will co-locate its members of the IPPD team at a mutually agreed upon Contractor site to participate in the LPD 17 Government/Contractor IPPD team.

3.1.7 The Government/Contractor IPPD team shall monitor the Contractor's quality assurance activities to verify conformance with the approved Quality Program of the IMP.

3.2 IPPD PLAN

3.2.1 Upon contract award, the Contractor shall implement its proposed IPPD Plan. Within 15 days after contract award, the Government will provide the Contractor with comments on the proposed plan. The Contractor shall incorporate the Government's required changes to the plan and provide a final plan for approval within 30 days after receipt of comments. Upon approval by the Government, the approved plan shall replace the plan submitted with the Contractor's proposal. The final plan shall be included in and implemented via the IMP. The Contractor shall implement the plan within 15 days after approval by the


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                                                                N00024-97-C-2202

Government. The Contractor shall update the plan as required throughout the duration of the contract.

        NO ACTIONS OF THE IPPD TEAM SHALL RELIEVE THE CONTRACTOR OF THE RESPONSIBILITY TO PERFORM ALL CONTRACT REQUIREMENTS.

3.3 FACILITY/SUPPORT FOR IPPD TEAM

3.3.1 The Contractor shall provide all office space, office furniture, office equipment (phone, computer network interconnectivity, computer workstations, software applications, Video Tele-Conferencing, facsimile machine, photocopy machine, etc.) and parking facilities identified in the Contractor's approved IPPD Plan. The furnishings and equipment provided to the co-located Government members shall be equivalent to those provided for Contractor members of the IPPD team. The computer workstations, including software applications, provided shall, at a minimum, be equivalent to those currently in use by the LPD 17 Program Office as defined in Attachment J0025.

3.3.2 In addition to the facilities for the core Government IPPD team, the Contractor shall provide support and facilities for other than core Government personnel assigned to the Program Management Team (PMT), the Ship Design Team
(SDT), the Ship Integration Group (SIG), the Ownership Team, the Cost Estimating Team (CET), Production and Quality Assurance Team, and the Combined Test Team
(CTT), that will be required to be on site at the FSC and/or major subcontractors/vendors. Theses additional Government personnel will support the activities of the IPPD team and participate in IPPD team established working groups (proposed by the Contractor). The number of personnel in this category will vary depending upon the stage of detail design, ship systems integration, construction, testing, logistics and life cycle support planning. These Government personnel shall be co-located with the FSC and major subcontractor/vendor personnel assigned to or working on similar efforts.

3.3.3 The number of core Government IPPD team members will be approximately 25. The number of Government support staff at the FSC site may vary from 50 to 150. Additionally, the Government expects to place personnel on site at major subcontractor/vendor sites. This number will be a function of the Contractor's proposal.

3.4 IPPD TEAM TRAINING

        The contractor shall provide IPPD training to the Government/Contractor IPPD team. The team training shall commence within 20 days after contract award. The training shall address, at the minimum, the following topics:

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                                                                N00024-97-C-2202

        - Development of IPPD team Goals/Objectives
        - Development of IPPD team tools and metrics
        - Development of IPPD Core Team Worksite layout
        - Development of IPPD team rules of behavior and
        - Mapping of the key processes

3.5 RISK MANAGEMENT

        The Contractor shall implement a Risk Management system to be utilized by the IPPD team. The Risk Management system shall include, at a minimum, the processes used for risk identification, risk categorization, mitigation action identification, mitigation implementation and the periodicity of risk management reviews by the IPPD team.

4.0 INTEGRATED MANAGEMENT PLAN (IMP)

4.1 IMP

        The Contractor shall prepare an Integrated Management Plan (IMP). This plan shall provide the Contractor's integrated approach for detail design, ship systems integration, construction, testing, delivery and life cycle support planning for the LPD 17 lead ship and up to two follow ships. The IMP shall include, but not be limited to, the plans listed in Table 1, and shall follow the organization provided in the IMP Book Plan, Attachment J0009.

4.2 CONTENT OF THE PLAN

        The Contractor shall describe in the IMP how its program planning and implementation of that planning will manage concurrent and interactive efforts of all program disciplines affecting the LPD 17 detail design, ship systems integration, construction, testing, logistics and life cycle support

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                                                                N00024-97-C-2202

processes. The IMP shall address how these processes will be validated. The IMP shall describe all new processes developed exclusively to meet the requirements of this Contract. The IMP shall address key events inherent to supporting the Contract Milestones and the exit criteria that must be achieved to meet Contract Milestones.

5.0 QUALITY ASSURANCE PROGRAM

        The Contractor shall develop an ISO 9000 compliant Quality Program in the IMP. This Program shall ensure compliance with Contract requirements and the specifications. The Quality Program shall specify the means (time, personnel, facilities, etc.) that will be used to enable the Government to perform procedure review, procedure evaluation, product verification inspections, test verifications, and obtain access to test data.

5.1 QUALITY METRICS

Processes or indicators to be monitored and reported shall be agreed to by the IPPD team and shall be identified in the IMP.

5.2 CORRECTIVE ACTION

        The Contractor shall implement a unified corrective action process that integrates the quality metrics from 5.1 and is integrated with IPDE. It shall addresses all areas (detail design, ship system integration, construction, testing, logistics and life cycle support planning) of Contract performance.

        The Contractor shall respond to Government issued corrective action requests within 30 calendar days of receipt. Safety related issues shall be resolved within 7 calendar days. The Contractor shall include in its response to Government reported deficiencies, the date by which corrective action shall be initiated, and the date by which corrective action shall be completed.

5.3 GOVERNMENT NOTIFICATION OF TEST/INSPECTION EVENTS

        The Contractor shall notify the IPPD team in sufficient time to enable the Government to provide representation.

6.0 OPERATIONAL SECURITY (OPSEC) PROGRAM

        The Contractor shall develop, implement and maintain an OPSEC program in the IMP to protect classified and sensitive

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                                                                N00024-97-C-2202

unclassified activities, information, equipment and material used or developed by the Contractor and any subcontractor during the performance of this Contract. The LPD 17 Program OPSEC Plan, Attachment J0013, is provided as guidance for use by the Contractor in development of the OPSEC Program. The Contractor shall be responsible for subcontractor implementation of the OPSEC requirements of this Contract.

7.0 MASTER INTEGRATED RESOURCE AND WORK SCHEDULE (MIRWS)

7.1 MIRWS IMPLEMENTATION

7.1.1 The Contractor shall prepare an event-based MIRWS that depicts all activities required for the performance of this Contract. This schedule shall include all program activities defined in the Contractor Work Breakdown Structure (CWBS) addressed below. The Contractor shall identify key events leading up to the Contract Milestones in the MIRWS and shall identify critical paths for completion of each Contract Milestone and key events. For each Contract Milestone, the Contractor shall propose exit criteria. Within 60 days after Contract award, the Government will provide the Contractor with the approved Contract Milestone and key events Schedule for incorporation into the MIRWS.

7.1.2 The MIRWS shall be kept current with schedule and resource modifications and completed tasks. Human resources provided by the prime and major sub-contractors shall be expressed in manhours. The Contractor shall provide Government on-line access to the MIRWS.

7.1.3 The MIRWS shall incorporate the reports and schedules shown in Table 2 at a minimum. The Contractor shall provide read only access to the Government IPPD Team members and access to report generators on a real time basis for all schedules contained in the MIRWS and shall train the IPPD team in their use.

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                                                                N00024-97-C-2202

7.2 CONTRACT WORK BREAKDOWN STRUCTURE (CWBS)

        The Contractor shall develop, extend, update and maintain a Government approved CWBS providing clear traceability of all work. The Contractor may use MIL-STD-881B for guidance. If the Contractor teams with other firms to deliver the contract line items, the CWBS shall provide visibility of all work performed by the Contractor and each major subcontractor/vendor. The CWBS shall be developed to the fourth level at a minimum with the ship being the first level. The CWBS shall be used as the basis for organizing and reporting all work performed under this contract. The CWBS shall be consistent with the configuration baseline requirements of the Ship Specifications, Attachment J0001. The Contractor shall not change the approved CWBS, dictionary, or reporting elements without written approval by the Government.

7.3 EVENT BASED READINESS REVIEWS (EBRRs)

        EBRRs shall be held at the Contractor's facility. The purpose of these reviews is to demonstrate satisfactory achievement of the exit criteria for each Contract Milestone and supporting key events. The Contractor shall surface and resolve exit criteria problems prior to the scheduled EBRR. The Contractor shall host additional reviews as mutually agreed to. The Contractor shall provide all administrative support for all reviews.

7.4 COST/SCHEDULE CONTROL SYSTEMS (C/SCS)

        In the performance of this contract, the Contractor shall establish, maintain and use Cost/Schedule Control Systems meeting the criteria set forth in DOD FAR Supplement 252.234-7001, "COST SCHEDULE CONTROL SYSTEMS". If the Contractor does not have a DOD validated C/S management system, the Contractor shall be prepared to support a C/SCS review no later than three months after contract award. If the Contractor has a validated C/S system, the Government will conduct an Integrated Baseline Review (IBR) within six (6) months after the contract award. The IBR will assure the adequacy of planning and budgeting at the cost account level.

        If the Government determines that it is necessary from the IBR results, a subsequent application review of contractor's management system, surveillance, or cost and schedule data quality assessment may be performed in accordance with the ASN (RDA) memo of 8 May 1995, "Cost and Schedule Reporting and Cost and Schedule Control System Criteria Contractual Requirements".

        The Contractor shall utilize an earned value system as a management tool for cost, schedule and technical performance.

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                                                                N00024-97-C-2202

The Government will use the earned value results as one of the evaluation factors in determining the contract award fee.

        The earned value data should be provided to the government via the DOD Electronic Data Interchange (EDI) for contract cost performance reporting, and in accordance with the ANSI X12 uniform standards as specified in the "DOD Electronic Data Interchange (EDI) Convention for the ASC X12 Transaction Set 839 Project Cost Reporting". The contractor shall provide quarterly, the variance analysis narrative of the five elements with potential impacts to the program as requested by the government program manager.

        The Contractor shall provide a report generator that will permit designated members of the IPPD team to extract cost, schedule and performance data from the IPDE (MIRWS) on a real time basis.

        The Contractor shall provide Cost Performance Reports.

8.0 INTEGRATED PRODUCT DATA ENVIRONMENT (IPDE)

        The IPDE is an information system capability- which implements, through phases, the integration of a central product model database, associated support data products such as drawings, technical manuals, GFI, training materials, and program execution information such as plans, schedules, and procedures in order to satisfy the data and usage requirements of both the Government and Contractor. The IPDE includes the capability to concurrently develop, capture, update and re-use data in electronic form in a fashion that leads to data integrity, efficiency, and configuration control throughout the life cycle of the ship.

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                                                                N00024-97-C-2202

8.1 IPDE REQUIREMENT

8.1.1 The Contractor shall integrate the LPD 17 ship detail design, ship systems integration, construction, testing, logistics and life cycle support planning of the LPD 17 lead ship and up to two follow ships in a digital data environment utilizing an integrated product model database. The Contractor shall develop the IPDE in accordance with the requirements herein. The Contractor may use the Government Concept of Operations (GCO) in an IPDE, Attachment J0003, as guidance.

        ALL DATA REQUIRED FOR THE PERFORMANCE OF THIS CONTRACT SHALL BE INCORPORATED INTO THE IPDE.

8.1.2 The Contractor shall develop and provide an IPDE with the integration capability specified in the IPDE Integration Matrix, Attachment J0016.

8.1.3 Within 10 days after contract award, the Government will provide the Contractor with comments on the proposed IPDE Integration matrix. The contractor shall incorporate the Government's required changes to the IPDE Integration Matrix and provide a final IPDE Integration Matrix for approval within 15 days after receipt of comments. Upon approval by the Government, the approved IPDE Integration Matrix shall replace the matrix submitted with the Contractor's proposal. The approved IPDE Integration Matrix shall be included in and implemented via the IMP. The development and implementation of this IPDE shall be in accordance with the approved IPDE Integration Matrix.

8.1.4 The IPDE shall provide the capability to concurrently develop, capture, update and re-use data in electronic form. Figure 2 depicts the relationship between the product model data (Level I) and the other major components of the IPDE. Support data such as vendor drawings, GFI and other technical documentation (Level II) shall be integrated with the ship product model description and the associated data products. The products developed to support the IPPD team management function (Level III type data) shall be linked with the ship product model and support data descriptions, such that any changes to the product model and support data descriptions via the change control process (Government or Contractor) will permit automatic visibility of the impact to the Level III data. Existing data repositories of support data shall be connected to function as part of the LPD 17 IPDE.

8.1.5 The Contractor shall provide an on-line viewing capability of the IPDE structure and functions. This capability shall provide the following at a minimum:

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                                                                N00024-97-C-2202

        a. Database Design Description information, using MIL-STD-498 as guidance.

        b. A graphical representation of interrelationships of major data sources, links and database linkages, including delineation of IPDE Levels of Integration (I, II or III). This graphical representation shall also reflect external users and their function(s).

        c. Summary background information, IPDE Points of Contact and operator instructions.

        d. The Contractor shall provide a "Help Desk" service to assist IPPD Team users in resolving hardware, software and communications problems encountered when developing, accessing, or extracting data from the IPDE.

The Contractor shall propose the content, format and access methods for this information as part of the IPDE Implementation Plan in the IMP.

8.2 IPDE SYSTEM CHARACTERISTICS

8.2.1 This information system shall be developed as an open architecture to allow connection to multiple databases and data repositories, to import existing data, and to support the evolution of newer technologies. The system shall support four modes of interaction:

INTERACTION MODE ONE: The IPDE shall support the electronic location, access and retrieval of data products for review purposes. An electronic viewing capability shall support on-line access to Contractor data products from a variety of remote locations. All data products require view access.

INTERACTION MODE TWO: Electronic data delivery shall be required to provide the various LPD 17 program support activities with specific data deliverables in specific formats. The primary product types in this category are those provided to support the fleet and other Navy infrastructure requirements. This interaction mode requires the actual transmission of data and/or data files either by electronic means or via non-paper physical media such as magnetic tape, cartridge tapes or optical disks. The product types requiring electronic routing include deliverables requiring action by the Government, such as; ECP's, Weapon System File formatted data, on-board data such as drawings and technical manuals. Where possible, data delivery shall be via standard neutral data formants. Where cost effective, data

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                                                                N00024-97-C-2202

developed via Mutually Agreeable Commerical Software (MACS) shall be accepted.

INTERACTION MODE THREE: The data interface required to support the integration of data products which may reside in a variety of locations including Navy Infrastructure activities and major sub-contractors/vendors supporting the FSC.

INTERACTION MODE FOUR: Applications which are integrated within the IPDE, providing the IPPD team members with the ability to generate and/or use information contained in the IPDE. These include applications such as; product modeling, engineering analysis, and, Concurrent Engineering Supportability Analysis (CESA). The system shall support the total integration of data and access that allows entry and analysis of data from both a functional and task oriented perspective.

8.2.2 The Contractor shall accomplish the data integration objectives of the IPDE through development of a three-dimensional (3D) product model. The product model shall serve as the configuration source for each ship throughout its life cycle.

8.2.3 The IPDE shall provide the environment to support an object-oriented data organization and shall include the capability to support multiple product structures such as system, ship compartment/zone, subassembly, assembly, module, section and component views of data. The IPDE shall support ship configuration management and life cycle support functions.

8.2.4 The Contractor shall ensure that the system links the detail design, ship systems integration, construction, testing, logistics support, and all functional processes in order to provide an integrated, shared data (Government/Contractor) environment. The system shall support delivery of integrated acquisition, engineering, and logistics products.

8.2.5 The system shall have query capability to locate, access, view, or extract information from the IPDE. The system shall use a graphical user interface similar to Microsoft WINDOWS.

8.2.6 The system shall use report generators which shall assemble or group data or data elements into specific arrangement to facilitate the generation of data products required under this contract.

8.2.7 The IPDE shall contain a Data Element Dictionary so that any duplicate data elements are addressable by the system as the same data element. As a result, any changes to any data element shall change all duplicate elements throughout. Duplicate data elements shall always contain identical data.

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8.2.8 The IPDE shall have the capability to electronically convert Level I product model data to the Virtual Reality Modeling Language (VRML) version 1.0 or later format.

8.3 IPDE DATA ACCESS

8.3.1 The Contractor shall provide direct, on-line, instantaneous, 24 hour a day, electronic access to the IPDE for the Government and its designees.

8.3.2 The Contractor shall have the capability to provide data access through view-only (on-line), electronic notification, electronic routing, data extract/file transfer, import/maintain, on-line access, and video-teleconference applications:

8.3.2.1 View Only (On-line)

        This delivery-in-place mechanism shall provide controlled, on-line access to specific data products to authorized individuals/organizations. The user shall be provided electronic access to data products for the purposes of viewing and local printing of the data. The user shall not have the ability to modify the data. Electronic notification shall be provided to identify the availability of a data deliverable. Provisions shall exist to provide additional authorized users with view only access upon request.

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8.3.2.2 Electronic Notification

        Electronic notification shall be used to identify the availability of delivery-in-place data products. Electronic notification may be via electronic mail or other methods such as workflow as approved by the Government. Electronic notification shall be made to all individuals or organizations requiring on-line access for a given information deliverable.

8.3.2.3 Electronic Routing

        This data delivery mechanism shall employ electronic "workflow" methods to transfer electronic versions of data products to the appropriate individuals/organizations for review, comment and/or approval. The user will make electronic annotations and capture comments against data products using application software specific to their organizations. Exchanges of data to and from organizations shall be via standard interfaces. A standard interface mechanism for electronic routing shall be proposed by the Full Service Contractor for use in establishing interoperability between dissimilar workflow systems in use by other LPD 17 support activities.

        The Full Service Contractor shall evaluate available commercial off the shelf (COTS) workflow products and select and implement a workflow system solution for use by the IPPD team. The Full Service Contractor shall provide required hardware and workflow software licenses for each on-site IPPD team member and software licenses for up to 25 off-site program office staff. Workflow system administration and support for the onsite IPPD team will be provided by the Full Service Contractor. The workflow system provided shall include at a minimum, the following capabilities:

        The IPPD team workflow system provided shall be a Microsoft Windows, Windows 95 or Windows NT based product with a graphical user interface. The workflow system shall support seamless/transparent enterprise-wide workflow routing and status monitoring. The proposed system shall be fully integrated with external applications such as the Microsoft Office suite, electronic mail, etc. The system shall include an application programming interface (API) to enable programmable customization of system capabilities to support IPPD team requirements. The system shall support multi-level access control for implementing the requirements of the IPPD team.

        The capabilities of the workflow system provided shall include the routing of multiple document types including drawings, technical documentation, word processing, presentation graphics, spreadsheets, images, sound, and motion video.

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                                                                N00024-97-C-2202

developed within the IPDE. The proposed system shall have a graphical editing tool for developing and modifying complex processes including Production, Ad Hoc and Administrative workflows. The workflow system shall include provisions for looping, voting, split decision paths and support for making dynamic changes (while a process is active). Additional workflow system capabilities shall include event action triggering, prerequisite suspension, role based processing and status monitoring/reporting for workflow jobs in progress.

        The workflow system capability shall include a document management functionality (software capability and supporting hardware) to enable execution of IPPD team workflow activities. These functions shall include, but not be limited to, electronic storage, retrieval, and archive of support documentation and correspondence, keyword and full text search capability, document scanning and optical character recognition (OCR), print and fax capability, simultaneous markup and viewing, and system backup and disaster recovery.

8.3.2.4 Data Extract/File Transfer

        This delivery mechanism shall provide for the extraction or transformation of data from the IPDE data sources into another form and/or media required for use by other Government Agencies.

8.3.2.5 Import/Maintain

        The Contractor shall provide the ability to import data into the IPDE. This may include the conversion of existing hardcopy data and/or the integration of existing products already in electronic formats, such as technical manuals for existing equipment.

8.3.2.6 On-line Access

        The Contractor shall provide on-line access to Contractor developed or owned applications. This capability shall allow authorized users to run contractor-hosted applications from remote locations. This capability shall support activities such as: the query of scheduling programs; accessing the 3D product model; viewing of simulations; viewing analysis results, RMA, CESA and other activities as required by the Government to effectively support the LPD 17 IPPD team. This capability shall support 150 concurrent off-site Government users.

8.3.2.7 Communications Server Access

        The Contractor shall provide remote system access to the communications server for at least twelve connections for the

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                                                                N00024-97-C-2202

core Government IPPD users. The remote access shall use remote control software running on personal computer/communications server hardware with capabilities equivalent to those provided at IPPD workstations. At a minimum, the requirement is for 28.8K modems which are compatible with current and proposed laptops. Remote capabilities shall mirror on-site capabilities with exceptions granted for those applications which are not viable via modem. In order to ensure ready access, the Contractor shall provide a toll free connection with rollover capability to the communications server over independent "dedicated" phone lines.

8.3.2.8 Video-Teleconference Applications

        The Contractor shall provide the capability for multi-site personal computer video and document teleconferencing between Contractor sites, the LPD 17 program office, and other LPD 17 program participants. This capability shall incorporate remotely displayed data and data products from the IPDE to support video teleconferencing interactions.

        The video and document teleconferencing capability must support interactions between separate Local Area Networks across NAVSEA Enterprise Wide Network (NEWNET). The capability provided shall be an IP based VTC product running on an 802.3 Ethernet LAN and support ITU-T (International Telecommunications Union) standards for audio and video (Audio - G.711, G.722, and G.728 Video - H.261 and H.320). The teleconferencing capability must provide a minimum performance level of 12-17 frames/sec with a minimum 320x240 resolution (1/4 screen). The video and document teleconferencing capability shall support point-to-point VTC sessions and multi-point constant presence sessions for up to 3 different participants.

        The capability shall include software based bandwidth management utilities, support for external audio/video input and output, and shall have collaborating functions including; shared whiteboarding, document annotation (e.g., post-it notes, colored pen markers), and application sharing.

8.3.2.9 LPD 17 Wide Area Network (WAN) Connectivity

        The Full Service Contractor (FSC) shall provide network access and communicate LPD 17 data to off-site Navy activities via connectivity to the NEWNET. Network communication between the Full Service Contractor and its major sub-contractors shall be via other commercial communication mechanisms.

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                                                                N00024-97-C-2202

8.4 IPDE SECURITY

        The Contractor shall establish, a security system and enforce data protection and integrity standards in accordance with DOD-5200.28 and DOD-5220.22-M. Controls to prevent unauthorized access shall be established such as control passwords and log-on IDs for authorized personnel. Individual access rights shall be approved by the IPPD team. The Contractor shall incorporate a system application that verifies user authorization at each access attempt. The Contractor shall identify all system security vulnerabilities and implement a disaster recovery plan. Any peculiar security software that must be resident on Government on-site access terminals shall be provided and maintained by the Contractor.

        Methodologies to handle sensitive, classified, and unclassified data shall be developed and certified for use on the LPD 17 program. The Contractor must comply with the data security requirements necessary to implement the IPDE, including the use of encryption devices where required, and the modification of business practices to support the LPD 17 program requirements.

        All new personal computers and workstations purchased for use on the LPD 17 program IPDE shall be capable of supporting at least two Personal Computer Memory Card International Association (PCMCIA) cards of the type II height configuration. To ensure compatibility with the Department of Defense (DOD) Multilevel Information Systems Security Initiative (MISSI) and other PCMCIA products, the following specifications shall be used:

        PCMCIA Standard                 Release 2.1
        PC Card Standard                Release 2.1
        Socket Services Standard        Release 2.1
        Recommended Extensions          Release 1.0
        AT Adapter                      Release 1.02
        Auto Indexing Mass Storage      Release 1.01

8.5 IPDE USER AUTHENTICATION

8.5.1 The IPDE shall incorporate automated controls for applications that support the LPD 17 Program to verify the authorization of each user every time an access attempt is made.

8.5.2 The IPDE plan shall specify a method to provide traceability of changes to the existing baseline which is consistent with the Configuration Management Plan in the IMP. The objective is to ensure that only authorized changes to the baseline occur.

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8.6 IPDE WORKFLOW INTEGRATION

        The Contractor shall establish a system interface utilizing a "workflow" system to facilitate communication and to reduce product cycle times between IPPD team members and other supporting activities.

8.7 IPDE SYSTEM DEMONSTRATION

        The Contractor shall demonstrate system capabilities in accordance with the schedule contained in the Contractor's IPDE Implementation Plan contained in the IMP. The demonstration results will be taken into consideration for award fee purposes. The demonstration shall include, but is not limited to, data integration, data access, product locator, and report generation.

8.8 IPDE METRICS

        The Contractor shall propose and the IPPD shall agree to automated metrics capabilities for the IPDE.

8.9 IPDE EXTERNAL INTERFACES

        The Contractor shall establish an interface to all Government activities listed in Attachment J0004. Participating Government activities will establish network connectivity to facilitate exchange and on-line sharing of data.

8.10 IPDE SHIPBOARD IMPLEMENTATION

8.10.1 The Contractor shall ensure that the IPDE interfaces with all shipboard systems which utilize configuration and/or support data. The Contractor shall:

        a. Document the data format and content requirements of those ship systems.

        b. Correlate those data requirements with the data contained in IPDE.

        c. Analyze and document, in an IPPD environment, existing and projected Government infrastructures which deliver shipboard data products which are based on the IPDE.

        d. Propose for Government approval the process by which the data contained in IPDE will be transferred to the ship systems, both initially and for the life-cycle, identifying both technical mechanisms and Government/Contractor organizational responsibilities.

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                                                                N00024-97-C-2202

        e. Document the process by which these ship system data products are configuration managed, including the method by which ship modifications are, after completion, reflected in IPDE and are subsequently reflected in shipboard data products.

        f. Provide the mechanism to allow IPDE view-only access by the shipboard crew at a level at least equal to that of the IPPD.

        g. Include the plan for implementation of these requirements in the IPDE Implementation Plan of the IMP.

        h. Provide the required configuration data to shipboard systems.

8.10.2 Unless otherwise approved by the Government, the database contained in NTCSS shall be the reference for use by shipboard systems. At a minimum, such systems shall be linked to NTCSS for the purposes of ensuring that distributed data structures are coherent.

8.11 IPDE/DATA MANAGEMENT

8.11.1 The Contractor shall develop, implement, and maintain a data management capability within the IPDE for the integration, storage, access, management, delivery, and exchange of data furnished by the Government and its designated agents, or generated by the Contractor and its major subcontractors/vendors as part of the LPD 17 program. The system shall be capable of maintaining a record and reporting the status of data accession and data deliveries for each ship constructed under this contract. The system shall incorporate an automated metrics capability to assess the number of times a data product has been accessed.

8.11.2 The Contractor shall develop a data validation capability within the IPDE for assessing the validity of data generated for the LPD 17 contract.

8.11.3 The Contractor shall develop and maintain a Data Accession List (DAL) that will include all data acquired or developed in performance of the contract by either the Contractor or all subcontractors/vendors.

8.12 IPDE IN THE IN-SERVICE PHASE

        The IPDE shall support the execution of the Class Maintenance and Modernization Plan (CMMP) contained in the IMP. The system shall also identify the status of emergent work and impact on schedules via the MIRWS. The system shall provide the capability to generate the following:

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                                                                 N0024-97-C-2202

    a. A current ship-by-ship priority list of all outstanding maintenance and modernization work in a format that permits rapid assembly of a work package.

    b. Continuous update of the DCACA program to record equipment/system reliability data.

    c. Corrective maintenance data reporting for work not requiring parts support.

    d. A Ship Alteration and Repair Package (SARP) tailored to the availability duration and location. All necessary information to execute work packages shall be identified/recommended including use of Alteration Installation Teams (AITs), rotatable pools, In-Service Engineering Agents (ISEAs), or other technical assistance, as well as variations and risks involved.

    e. Projected impact of maintenance and modernization work upon Operational Availability (Ao), maintenance manhour requirements, training, and total ship manning levels.

    f. The capability to interface with each ship's Current Ship's Maintenance Project (CSMP) to maintain a material history and up-to-date ship material condition.

    g. The capability to interface with Type Commander (TYCOM) work request screening systems.

    h. The capability to interface with the Fleet Modernization Program Management Information System (FMPMIS).

    i. The capability to provide inputs to advanced planning and authorization letters.

    j. The capability to record and report status on all alterations and changes as scheduled for each availability.


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                                                                N00024-97-C-2202


                                 B. TECHNICAL

9.0  ITEM 0001 - (AND IF THE OPTIONS ARE EXERCISED, ITEMS 0002, AND 0003) DETAIL
                 DESIGN, TOTAL SHIP SYSTEMS INTEGRATION, CONSTRUCTION, TESTING, LOGISTICS AND LIFE CYCLE SUPPORT PLANNING

9.1    DEVELOP DETAIL DESIGN

       The Contractor shall develop a detail design for the construction of the LPD 17 that meets all the requirements in the contract. The LPD 17 shall incorporate state-of-the-art expeditionary warfare ship-self defense systems, radar cross section reduction, distributed system architecture, and total ship system integration, with emphasis upon reduced ownership costs.

9.1.1 The Contractor shall provide continuous access to the in-process detail design (working drawings, specifications, bill of materials, and any other technical data that is part of the detail design) and schedules to the Government.

9.1.2 The Contractor's detail design shall be subjected to a PRR, wherein the Contractor must satisfy the mutually agreed upon PRR exit criteria, prior to the start of construction.

9.1.3  The Contractor shall develop the detail design within the IPDE.

9.1.4 The Contractor shall develop and implement a Manpower Optimization Program in the IMP to ensure the most efficient allocation of human resources aboard ship and to reduce overall manning levels.

9.1.5 The Contractor shall incorporate into the Detail Design either the Reverse Reduction Gear/Fixed Pitch Propeller (RRG/FPP) or Main Reduction Gear/Controllable Pitch Propeller (MRG/CPP) propulsion train selected by the Government at the time of contract award.

In the event that the MRG/CPP propulsion train option is selected, the requirements of Attachment J0038 will be substituted for the corresponding sections of Attachment J0001. The Contractor shall provide complete documentation regarding the interface between the CPP propeller blades and the propeller hub.


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                                                                 N0024-97-C-2202

9.2  TOTAL SHIP SYSTEMS INTEGRATION

    The Contractor shall be responsible for total ship integration efforts. Through concurrent engineering practices, the Contractor shall provide an incremental detail design, ship systems integration, construction, testing, logistics and life cycle planning approach to fulfill total ship functional requirements. Total ship system integration shall be performed as an integral part of th detail design process. The level of total ship system integration achieved prior to start of construction shall be an exit criteria for the PRR.

9.2.1 In order to facilitate the Government's goal of ensuring that technological evolution can be smoothly incorporated during detail design, ship systems integration, construction, testing, logistics and life cycle support planning, the Contractor shall develop and implement a process which:

   a.  Minimizes the effect of GFE system nomenclature changes.

   b.  Streamlines the ECP implementation process in the IPPD environment.

   c. Defines the level of detail and types of GFI required for preliminary, draft and final versions of GFI for each system.

   d.  Makes use of the Associate Contractor Agreement clause C-6.

   e. Includes a no-cost change to Schedule A and Schedule C formats required to implement the approach.

   f. Maximizes use of the modular track system to decouple space design from GFE installation.

   g. Includes development and implementation of space design, construction, loadout and testing for CIC, Troop Operations Logistics Center, Debark Control Center, Joint Intelligence Center, Combat System Maintenance Central, Radar Rooms, and the CIC Unattended Equipment Room which allows "Just-In-Time" delivery and installation of GFE. This process shall also document and implement, for each of these spaces, the sequence of installation steps which must be completed prior to GFE equipment loadout.

This process shall be documented in the IMP.

9.2.2 The Contractor shall participate in the development of the Operational Sequencing Systems.

       Cognizant Government activities will have the lead for co-chairing applicable working groups and for producing the

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                                                                 N0024-97-C-2202

documentation. The Contractor shall support this process in the IPDE environment by providing required design data and by generating operating and casualty procedures for CFE systems as required in Attachment J0001. The Contractor shall evaluate and implement an effective workstation based method for hosting applications which provide watchstanders access to OSS products.
The Contractor shall integrate the cold and hot checks required to prove these procedures into the appropriate Ship Test Program stages. The Contractor's plan to implement the requirements of this paragraph and of other Attachment J0001 requirements relating to integration, and support of OSS procedures and products shall be documented in the IMP.

9.2.3 In support of these efforts the Contractor shall participate in approximately four fleet reviews which will be hosted by the Government in Norfolk, VA or San Diego, CA.

9.3  TOTAL SHIP INFORMATION MANAGEMENT INTEGRATION

This section describes the following:

     a.  Development of the Integration Functional Baseline
     b.  Interface and integration planning
     c. Interface and integration development, including establishment of the Integration Allocated Baseline
     d.  Interface and integration implementation
     e.  Integration testing
     f.  Use of the SDIA for interior voice requirements
     g.  SWAN acquisition strategy
     h.  Bridge integration requirements
     i.  Video integration requirements

9.3.1 Within 30 days after contract award, a joint Government/Contractor sub-team of the IPPD shall be convened at a site determined by the Contractor to transition Government information and databases (Total Ship Information Management Specification (TSIMS), included in Attachment J0001) to the Contractor and to develop the process which shall be used to establish the LPD 17 Integration Functional Baseline (IFB). The Contractor shall expand the TSIMS documentation provided to include all of the total ship integration requirements, including integration requirements contained in Attachment J0001 but not documented in TSIMS Volume 2 or 3. The Contractor shall propose changes necessary to reflect its proposed Shipboard Wide Area Network (SWAN) approach and integration concepts. Upon approval by the Government, these changes shall be incorporated, and an Integration Functional Baseline (IFB) shall be established consisting of TSIMS volumes 1,2, and 3 no later than 120 days after contract award.

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9.3.2  For each physical and logical interface indicated by the intersections on the Communications Matrix in the IFB, the Contractor shall develop a plan which clearly delineates Contractor/Government tasks to be accomplished, describes Associate Contractor responsibilities, addresses schedules, refines GFE/GFI needs, identifies technical issues for resolution, establishes PRR exit criteria, documents SWAN integration requirements for the functional interface being discussed, and establishes the test strategy, including identification of required first article tests and critical item tests. Each plan shall also propose the evolution of the time of contract award through ship delivery. Following concurrence by the Government, each interface integration plan shall be incorporated into the Integrated Management Plan (IMP). The planning efforts shall be completed no later than 240 days after contract award.

9.3.3 Following the establishment of the IFB, the Contractor shall complete the establishment of integration requirements by developing the interface details for each element of the Communication Matrix, TSIMS volume 2, including SWAN integration requirements required to support each interface, as follows:

   a. CFE-to-CFE: Contractor has total responsibility to develop the interface implementation and capture the detail in the TSIMS and the Program Integrated Design Environment (TSIMS/PrIDE) database as defined in the Ship Specifications.

   b.  CFE-to-GFE:

        (1) If a GFE detailed interface requirement is furnished, the Contractor shall implement that interface and capture the detail in the TSIMS/PrIDE database. The Contractor shall utilize Associate Contractor Agreements (ACA) to resolve issues associated with CFE-GFE interfaces.

        (2) If the Government provides a functional requirement, then the Contractor shall develop and negotiate the details of the interface with the designated Government vendor, using Associate Contractor Agreements.

        (3) Cost drivers associated with resolution CFE to GFE interfaces shall be identified to the Government as they arise.

   c. GFE-to-GFE: The Contractor shall incorporate the Government developed interface documentation into the TSIMS and participate as a member of the IPPD team in all technical activity during resolution of GFE-GFE issues which have an impact

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                                                                 N0024-97-C-2202

on LPD-17. Associate Contractor Agreements shall be used to facilitate this process.

   All interface definition efforts shall be completed within 360 days after Contract Award, at which time an Integration Allocated Baseline (IAB) consisting of TSIMS volumes 1 through 6, produced from the PrIDE database, shall be established.

9.3.4 During Total Ship Integration implementation, the Contractor shall develop, test and document the hardware and software design required to satisfy integration requirements, including the implementation of all SWAN connectivity necessary to meet Integration requirements. Specific requirements are as follows:

   a.  CFE to CFE System Interfaces

   The Contractor shall design, develop and test the system in accordance with the Ship Specifications and IAB. The Contractor shall keep the TSIMS/PrIDE current.

   b.  CFE to GFE System Interfaces

   The Contractor shall implement and maintain a process which provides for timely exchange of information between the Contractor and the Government's GFE vendors, utilizing the Associate Contractor Agreement provisions of Clause C-6. This process shall continue throughout the design, development, and system level testing phases. During the design phase, the Contractor shall maintain configuration control of the interface specification documentation.
Concurrently with the PRR, the interface specification documentation will be placed under configuration control.

   c.  GFE to GFE System Interfaces

   The Contractor shall monitor GFE system design, development, and implementation efforts. The Contractor shall keep the TSIMS current.

9.3.5 The Contractor shall demonstrate successful integration via the test program defined in the Ship Specifications.

9.3.6 The Government will designate to the Contractor the vendor which has been selected by the Navy, through a separate procurement, as the System Design and Integration Activity (SDIA) for integrated voice systems. The SDIA shall be the directed source for all hardware required to meet the requirements of Attachment J0001 Ship Spec Section 432 with the exception of those items associated with wire free communications, sound powered

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
                                                                 N0024-97-C-2202

phones and land lines. The SDIA contract will contain options which the Contractor may exercise for, engineering services, documentation, training and spares related to hardware under its cognizance. The Contractor retains the responsibility for meeting the functional and integration requirements of Attachment J0001 Section 432. The Government's award of the SDIA contract might not support the FSC's schedule for accomplishing the requirements of ship specification section 432. If this situation occurs, the FSC will be required to perform the requirements of ship specification section 432 without the SDIA as a directed source. Therefore, the Contractor shall notify the Government, within 30 days after contract award, of the date by which it must be notified of this situation so that it can fulfill the contract requirements on its own without delay and disruption. All funding of SDIA activities required to support integrated voice shall be executed through the use of a subcontract between the Contractor and the SDIA.

9.3.7 In support of the implementation of the SWAN, the Contractor shall ensure that the equipments install are state-of-the-market at the time of preliminary acceptance. Within five months after contract award, the Contractor shall submit its strategy for SWAN acquisition for Government approval. Following approval, the Strategy shall be incorporated into the IMP.

9.3.8 The Contractor shall conduct an analysis of commercial and government systems to determine the most effective approach to meet the Bridge integration requirements of the Ship Specifications. The Government will identify a maximum of 5 Government systems/applications to be included in the analysis. At a minimum, the Government list will include the Joint Maritime Command
Information System (JMCIS) including Navigation Sensor Subsystem Interface (NAVSSI), Advanced Combat Direction System (ACDS) and Ship Self Defense System
(SSDS). The list of Government systems/applications will be provided one month after contract award. Not later than nine months after contract award, the Contractor shall submit for approval its recommended system implementation which shall:

   a. Demonstrate the technical approach will meet the requirements of the Ship Specifications, specifically addressing: data structures, required application programming interfaces, and system-to-system interfaces.

   b.  Address the required implementation schedule, and any impact to MIRWS.

   c. Address any modifications to Schedule "A", Government Furnished Equipment for LPD 17, Attachment J0005.

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                                                                 N0024-97-C-2202

   d. Address the Human Machine Interface, including assessment of touch screen, voice recognition, trackball and keyboard methods of data input.

In support of this effort the Contractor shall participate in approximately four fleet reviews which will be hosted by the Government in Norfolk, VA or San Diego, CA.

The Contractor shall document its approach to evaluation and implementation of Bridge integration requirements in the IMP>

9.3.9 The Contractor shall perform an analysis of video distribution options associated with the radar video and 23TV functional requirements contained in Attachment J0001. Options to be considered shall include, at a minimum, use of commercial video compression techniques, employment of X-Window architectures, and implementation of the systems as specified in Attachment J0001. The analysis will consider the requirements of all user systems and shall compare the options based on cost and performance. The Contractor shall recommend changes to Attachment J0001 that implement the video distribution requirements within 12 months after contract award.

9.4  IPDE AND TOTAL SHIP INTEGRATION

        The Contractor shall incorporate the Government furnished Total Ship Systems Information Management Specification/Program Integrated Design Environment (TSIMS/PrIDE) data structure into the IPDE as part of the Product Model (Level I). The incorporation of TSIMS/PrIDE shall permit the cross-referencing of all technical management information pertinent to the integration effort to the applicable system, including but not limited to:

   a. Approved physical/logical configuration (functional, allocated and product baselines)

   b.  Status of interface development

   c. Software baseline documenting software Computer Software Configuration Item (CSCI) associated with each equipment

   d.  Hardware development/delivery status

   e.  Software development/delivery status

   f. Delineation of organizational responsibilities for systems documented in the TSIMS/PrIDE, including hardware, software and interface control

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                                                                 N0024-97-C-2202

        g.  Status of proposed physical/logical changes

        h.  Test status, plans and trouble reports

        i. Documentation and status of all corrective action issues associated with Total Ship Integration.

9.5  HARDWARE DEVELOPMENT/SELECTION

9.5.1 Hardware selection shall meet the requirements of the Attachment J0001. Prior to the development of hardware, the Contractor shall conduct a market survey to identify candidate COTS/GOTS capable of achieving the performance requirements. The COTS/GOTS and other NDI selection criteria shall include the following factors listed in descending order:

        a.  Ship Specifications compliance.

        b.  Opens systems standards compliance

        c. Life Cycle Costs, including acquisition cost, and operational and support cost.

        d.  Qualitative system considerations, including:

              (1) Market acceptability

              (2) Reprocurability, Obsolescence and upgradeability

              (3) Adequacy of available technical data and reprocurement data rights of the product

              (4) Availability of long term technical and part support from the OEM

        In cases where available technical data for a product is inadequate to determine if the product is suitable for its intended shipboard environment as defined in the Ship Specifications, the Contractor shall identify the additional testing required and the cost associated with this testing.

        In deciding between alternative solutions, the Contractor shall place the highest priority on meeting the Ship Specifications. The Contractor shall use its best business judgement to identify to the Government those cases where modifications to the Ship Specifications can reduce life cycle costs or reduce shipboard manning requirements (i.e., cost/benefit tradeoff). Such changes shall be proposed through the ECP process

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9.5.2  Whenever the "or equal" phrase appears in the Ship Specifications, the vendor(s) noted in Attachment J0001 may not be the only acceptable vendor(s) for that equipment. Where an alternative source is proposed the "or equal" procedures of J0001 shall be followed.

9.5.3 When hardware must be developed to meet system requirements, documentation shall be developed in a format consistent with the IPDE.

     The Contractor shall develop product and test specifications that incorporate the performance requirements for the Contractor-furnished systems to functionally significant items as defined in the Ship Specifications.

     The Contractor shall develop or procure product data and associated lists to document the design of all functionally significant items. These lists shall be included in the IPDE. All product data shall provide detail design, engineering, manufacturing, testing and quality support information necessary to permit a competent manufacturer to produce and test an interchangeable item which duplicates the physical and performance characteristics of the original design without additional design engineering or recourse to the original manufacturer.

9.5.4 The Contractor shall incorporate software and hardware development schedule and status information into MIRWS.

9.5.5 The Contractor shall develop and implement a process which ensures that CFE hardware which is installed on the ship is current technology at the time of installation. This process shall include a controlled evolution of hardware configurations during detail design, total ship system integration and equipment procurement and installation during ship construction. The Contractor shall document its overall approach to this requirement in the IMP, and shall develop a plan for the development of each CFE system identified in the Communications Matrix of the TSIMS Volume 2. Each plan shall propose the evolution of configuration change control authority for that hardware from the time of contract award through ship delivery and shall include identification of required first article tests and critical item tests. These plans shall be completed no later than 240 days after contract award, and after government concurrence shall be incorporated into the IMP.

9.6 EQUIPMENT AND COMPONENT STANDARDIZATION

       The Contractor shall develop a standardization process to enhance supportability and minimize life cycle costs through the

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                                                                 N0024-97-C-2202

selection of equipment and components of proven performance which are, to the maximum extent possible, common with equipment/components currently installed in U.S. Navy ships and fully supported within the Navy supply system. This process shall be developed in accordance with the requirements of Attachment J0001 and documented in the Contractors Standardization Plan which is part of the IMP.
The objectives of standardization are to improve the operational readiness of the ship; to reduce costs and manpower needed to operate and maintain the ship and its systems; to optimize/minimize the variety of items used in logistics support; to enhance interchangeability, reliability, maintainability, and availability; and to ensure that products of requisite quality are procured that meet specified performance, safety, and environmental requirements.

   The primary objective is to ensure the use of identical equipment for similar functions on each ship. The secondary objective is to attain the maximum level of interchangeability of equipment and components installed throughout all ships of the LPD 17 Class. The tertiary objective is to obtain standardization with existing supported equipment and components in the Fleet while meeting all performance and other requirements.

   The Contractor's standardization process shall include at a minimum:

        a. Limit the range of different types of equipment and components on the ship.

        b. Limit the range of different types of equipment and components throughout the LPD 17 Class.

        c. Maximize the use of equipment which is currently installed on other Navy ships and which is fully supported in the Navy supply system.

        d. Provide the maximum use of common maintenance, test and support equipment and training material.

        e. Require all suppliers to comply with the standardization requirements of J0001 and herein and to convey them to their sub-tier suppliers when procuring equipment/components.

        f. Conduct event based reviews. These reviews shall address the coordination of standardization efforts with other design and ILS efforts.

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        g.  Establish a reporting process as part of the IPDE which provides maximum visibility of the standardization process and resulting key decisions to the IPPD.

     The Contractor shall develop a procedure for identifying to the IPPD team the degree of standardization being achieved during the detail design, ship systems integration, and construction of the ship. The Contractor shall include in this process the means to notify team members of instances where the available standard equipment is not the most effective design choice or best value (acquisition and life cycle costs considered) to the Government. Supporting rationale shall be provided for all equipment selection decisions including of specification compliance, total acquisition costs, life cycle support costs, RM&A data, and manpower, training, provisioning, depot supportability, safety, and environmental considerations.

9.7  SOFTWARE DEVELOPMENT

     The Contractor shall develop or procure software as required to meet the Ship Specifications. The Contractor shall conduct a market survey to identify candidate COTS/GOTS software capable of achieving the performance requirements of the Contractor-furnished systems, including conformance to the open systems standards and profiles contained in Attachment J0001.

9.7.1 For the development of the Engineering Control Systems software and software development efforts that are equivalent or greater in dollar value than the Engineering Control System software, the Contractor shall establish a Software Quality Improvement Program in accordance with Attachment J0001.

9.7.2 For Contractor developed software, the Contractor shall ensure software reuse is provided for technology insertion. For existing software, the Contractor shall identify opportunities to modify software products for reuse and shall evaluate the benefits and costs of these opportunities.

9.8  ENVIRONMENTAL AND HAZARDOUS MATERIAL MANAGEMENT

   The Contractor shall develop and implement an Environmental and Hazardous Material Management Plan (EHMMP) in accordance with National Aerospace Standard NAS 411 and consistent with the requirements in the Ship Specifications, Attachment J0001. The EHMMP shall address requirements for hazardous materials and elimination, substitution, and handling of hazardous pollutants

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and potential pollutants.  The Contractor shall require its subcontractors to comply with the provisions of the EHMMP.

9.9  ELECTROMAGNETIC COMPATIBILITY ADVISORY BOARD (EMCAB)

     The Contractor shall participate in LPD 17 Class Electromagnetic Compatibility Advisory Board (EMCAB) to identify and resolve electromagnetic compatibility interface issues. The EMCAB will meet four times a year at the Contractor's facility.

9.10 BATTLE FORCE TACTICAL TRAINER (BFTT)

     The Contractor shall integrate, install and test the BFTT system accordance with Attachment J0001.

10.0  RELIABILITY AND MAINTAINABILITY (R&M)

     The Contractor shall identify its approach to the conduct of R&M early in the detail design and ship systems integration process to influence system/equipment selection and to identify life cycle support and initial procurement cost trade-offs. The Contractor shall identify to the Government those alternatives which provide the maximum cost benefit to the Government over the life cycle, considering standardization and other external factors. The Contractor shall use lessons learned by the Data Collection, Analysis and Corrective Action (DCACA) Program to Continuously improve the incorporation, accessibility, and maintainability of GFE and CFE throughout design, construction, and life cycle of the ship(s).

10.1  R&M METRICS

     The Contractor shall establish R&M processes and procedures which focus upon measurable benefits (metrics) to the Government, such as total ship Mean Time Between Failures (MTBF), Mean Time To Repair (MTTR), and Mean Logistics Delay Time (MLDT).

     A/o/ is a measure of the degree to which an item is in the operable and committable state at the start of a mission when the mission is called for at an unknown (random) time. The LPD 17 primary mission of amphibious warfare involving the embarking, transporting, and landing of Marines, requires total ship combat systems and HM&E equipment availability. Total Ship A/o/ is defined as (Uptime/Uptime+Downtime). Downtime includes corrective maintenance time and spares logistics delay. Preventive maintenance is performed so as not to interfere with the ship's mission and is therefore not included in downtime.

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    A/o/ is quantified over the 120 day wartime Design Reference Mission (DRM), which is considered to fall within the first 6 month deployment of the Operational Schedule Timeline of Attachment J0002, using the NAVSEA TIGER RMA computer program (TIGER 9), employing the LPD 17 Amphibious Assault Ship Contract Design RMA Report 076-03D-TR-0031 as the starting baseline.

   Inherent availability (A/i/) is also quantified over the 120 day wartime DRM using the NAVSEA TIGER RMA computer program under the assumption that 100% of the range and depth of spares required for the mission are on-site and have no logistics delay times. A/i/ represents the maximum availability that can be expected from the inherent design of the system.

   Mission reliability is the ability of an item to perform its required functions for the duration of the specified assault phase "mission profile". The LPD 17 assault phase Reliability (R/5/) is defined as the probability that all required systems will be available during the first 5 hours of the amphibious assault.

   The Contractor shall achieve, through its R&M processes and procedures, the following:

   a. Total Ship Inherent Availability (A/i/) of 0.95;

   b. Operational Availability (A/o/) of 0.80; and,

   c. Assault Reliability (R/5/) of 0.86.

which shall be verified through the RMA modeling shown above.

   The Contractor shall establish maintenance manhour per operating hour (MMOH/OH) goals for those systems/equipments identified in Attachment J0018. These goals shall reflect a reduction of MMOH/OH when compared with existing or like systems/equipments.

10.2  R&M IN IPDE

   The Contractor shall develop an automated capability to perform R&M tasks that are integrated with the detail design, ship systems integration, construction, testing, logistics support and life cycle planning processes. This capability shall be integrated with the IPDE, interfaced with the evolving detail design, and used to support design decisions. The Contractor shall develop, as part of the IPDE, a capability to maintain a complete reliability and maintenance history throughout the LPD 17 ship(s) life cycle. This capability shall, as a minimum, include:

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   a.  Automated R&M analysis procedures coupled to design, parts libraries, and to material characteristics databases;

   b. Automated R&M synthesis based on design rules and lessons learned from prior design experience, DCACA, and Fleet use;

   c. Fully characterized (tested and validated) component part performance and R&M characteristics database(s),

   d.  Design decision traceability.

10.3  MAINTAINABILITY DESIGN ENGINEERING

   The Contractor shall conduct concurrent engineering to include automated fault detection, fault isolation, casualty control, human engineering factors, and operational sequencing capabilities in the ship's detail design. In order to reduce the maintenance burden of the ship, maintainability design engineering efforts shall address new technologies such as condition monitoring, sensor technology, and infrared imaging that improve system performance while achieving reduced ownership costs.

   The Contractor shall establish detail maintainability design criteria to minimize the maintenance manhours required for the ship. The criteria shall include accessibility, adequate work space, and work clearance for equipment maintenance. The maintainability design criteria shall also include compatibility with Automatic Test Equipment (ATE) and visual and physical access.

10.4  R&M TRACEABILITY

   The R&M program shall permit traceability of preventive and corrective maintenance tasks back to specific engineering failure modes identified during detail design. The Contractor shall develop an analysis of in service/operational shelf life and wearout data to support the Reliability Centered Maintenance analysis process.

10.5  BUILT IN TEST (BIT)

   The Contractor shall develop system and equipment level Built-in-Test (BIT) capabilities for electronic systems required by Attachment J0001. BIT shall provide a means of fault detection and isolation with minimal operator intervention. BIT shall be executed automatically and without interruption of normal system/equipment operation or need to remove circuit cards or connectors.

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   BIT shall enable detection of faults in individual processors, data communication links and external data interfaces. BIT shall also provide fault indications of failed equipment even when redundant equipment remains operational and no loss of operational capability has occurred.

   To the extent practicable, BIT shall isolate faults to the lowest replaceable assembly level or to the individual data path. BIT shall be used to minimize or eliminate the use of Maintenance Assist Modules (MAMS).

   The Contractor shall provide system level fault isolation which integrates self test features for multiple equipments and systems. This system level fault isolation shall isolate faults to the sub-system and equipment level, shall provide automatic analysis of test results, and shall provide top-level fault summary reporting.

   The Contractor shall incorporate requirements for BIT and factory test of BIT in all purchase orders for electronic equipment. The Contractor shall conduct testing of BIT as part of BDT, BST and AT.

10.6  FAILURE MODES, EFFECTS AND CRITICALITY ANALYSIS (FMECA)

   The Contractor shall perform a FMECA in accordance with the Ship Specifications, Attachment J0001. The Contractor shall synchronize the identification of equipment specific potential failure modes and performance characteristics to support the timely development of ICAS software requirements of the Ship Specifications, Attachment J0001.

10.7  ILS INTERFACES

   The R&M Program and the ILS Program require many similar tasks to accomplish their objectives. For example, similar tasks are required to obtain data for FMECA and the Concurrent Engineering Supportability Analysis (CESA). R&M analyses use CESA report information to identify corrective maintenance tasks and their frequency.

   In order to make sure that the results of related tasks are made available to all related activities, it is required that information from the R&M Program be shared with the ILS Program and the ILS information brought forward to influence the design process and life cycle cost efforts. This shared data shall be created once to support multiple tasks as part of the IPDE. The Contractor shall identify the data elements required for this shared environment, identify their sources, and describe the

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input/output processing necessary to make the data available for R&M, ILS and design use. The Contractors plans for this shared environment shall be included in the R&M Implementation Plan and the R&M Program Plan.

10.8  PARM INTERFACE

   The Contractor shall assure that the PARMs for GFE are included in all R&M efforts. This includes participation in program planning, R&M tasks, reviews, and member participation on the Failure Review Board. The Contractor shall work with PARMs to develop the data connectivity required to interface the IPDE with PARM databases.






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                                C. CONSTRUCTION

11.0  PROCUREMENT OF LONG LEAD MATERIAL

11.1  DELIVERY

   The Contractor shall provide long lead time material to support the orderly construction of the lead ship. Delivery dates for the long lead time material shall be developed on the basis of the dates the items would be required in the shipbuilder's yard to support delivery of the lead ship in accordance with the MIRWS.

11.2  DOMESTIC SOURCE LIMITATIONS

   Pursuant to the Defense Authorization Act for FY 96, the following components of LPD 17 class ships must be procured from manufacturers which are part of the national technology and industrial base:

   a. Air circuit breakers

   b. Welded shipboard anchor and mooring chain with a diameter of four inches or less

   c. Vessel propellers with a diameter of six feet or more

   d. Gyrocompasses

   e. Electronic navigation chart systems

   f. Steering controls

   g. Pumps

   h. Propulsion and machinery control systems.

Additionally, propellers for LPD 17 class ships can only be procured from manufacturers which pour and finish all castings incorporated into such propellers in the United States.


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11.3  LIST OF MATERIAL

   The Contractor shall submit to the Government a list of long lead material that must be ordered prior to completion of the PRR. This list shall be integrated into the MIRWS.

11.4  PROCUREMENT OF MEDICAL AND DENTAL EQUIPMENT

   The Contractor shall design the medical and dental spaces as specified in
Section 652 of Attachment J0001. The Contractor shall be responsible for the procurement of all equipment required by Section 652 of Attachment J0001. However, in order to facilitate the installation of the latest medical and dental technology in the ships of the LPD 17 class, the Government and Contractor shall agree on the date when the Government will provide an updated listing of the medial and dental equipment identified in Attachment J0030. The Contractor shall procure the updated listing of equipment and install the equipment in the medical and dental spaces. For budgeting the purchase of medical and dental equipment, the Contractor shall price all the equipment listed in Section 652 of Attachment J0001.

11.5  DELIVERY OF MRG/CPP TEST ARTICLES

In the event that the MRG/CPP propulsion train option is selected, the Contractor shall deliver the first production hub and specified hub attachments no later than sixteen (16) months after contract award to support Government testing. The Contractor shall deliver the first production hub to: Department of Navy; Naval Surface Warfare Center/Carderock Division; Carderock, Maryland.

12.0  CONSTRUCTION OF LPD 17

12.1  REQUIREMENTS

   The Contractor shall construct the LPD 17 ship in accordance with the detail design and ship systems integration developed by the Contractor. Construction shall comprise the total effort of building and testing the ship, including the preparation of work instructions, shop sketches, and other drawings, diagrams, schedules, plans and data incidental to the construction effort. The Contractor's attention is drawn to the radar cross section reduction requirements of the detail design and ship systems integration phase. The Contractor shall be responsible for the installation and integration of all GFE (listed in Attachment J0005) on the ship, as well as the procurement and installation of all CFE, the procurement and installation on board spares,

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repair parts, equipage, and tools and support equipment/documentation for all
Contractor Furnished Equipment (CFE).

   Each requirement of this contract that is not included in the detail design shall nonetheless be satisfied by the Contractor unless specifically stated in the contract to be the responsibility of the Government.

   The Contractor shall prepare and integrate all plans and schedules required for construction of the ship into the IMP and the MIRWS. Both CFE and GFE delivery schedules shall be included in the MIRWS. Notwithstanding GFE/GFI schedules in the MIRWS, the Government's GFE/GFI delivery obligations shall be as indicated in Attachments J0005 and J0006.

   The Contractor shall deliver the LPD 17 in accordance with the delivery date specified elsewhere in this contract.

12.2  TURNKEY

   The Contractor shall comply with the Radio Communication System/Ship Signal Exploitation Space Implementation (RCS/SSES) Turnkey process described in the Ship Specifications. The RCS Management Plan, Attachment J0011 is provided for guidance.

12.3 PERSONAL COMPUTERS, PRINTERS AND PERIPHERALS

   In support of the implementation of Ship Specifications requirements for personal computers, printers and peripherals contained in Attachment J0001
Section 490, the Contractor shall ensure that the equipments installed are state-of-the-market at the time of preliminary acceptance. The Government and Contractor shall mutually agree upon a procurement baseline no later than 6 months prior to preliminary acceptance of the ship. These equipments shall be installed as part of the ship outfitting process.


12.4  AVAILABILITY PERIODS

12.4.1 Prior to Contract Milestone (Builders Sea Trail) but after Contract Milestone (Builders Dock Trial), the Contractor shall establish an availability period of not less than twelve (12) weeks to provide for cost effective incorporation of approved Engineering Change Proposals (ECPs) or Contractor deficiency corrections.

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12.4.2  Pursuant to Clause F-1, "DELIVERY OF COMPLETED VESSEL", the Contractor
shall provide access to the ship for crew training for a maximum of four hours each day during the hours 0800-2000 for the period commencing upon completion of Acceptance Trials and ending at delivery.

12.4.3 During the conduct of crew familiarization training, the Contractor shall provide ship services such as power, cooling water, dry air, and air conditioning. The Contractor shall also provide technical and operator personnel as necessary to assist the crew and Government representatives.

12.5  POST DELIVERY AVAILABILITY

12.5.1 Immediately following delivery, the ship will commence a Post Delivery Availability of sixty days in duration at the Contractor's facility. During this period, the Government will perform deferred installation of GFE, conduct crew training and operate the ship for the purpose of conducting special tests and trials. In support of these efforts, the Contractor shall provide berthing space and pierside support for the ship including brows and landing platforms, as appropriate, utilities from shore connections (electricity, fresh water, compressed air, sewage, telephone) and crane services. The Contractor shall also provide convenient parking space and on-site transportation for ships company personnel as provided to the Nucleus Crew as well as access through the yard to ship's force personnel and their authorized visitors.

12.5.2 When ordered pursuant to Special Contract Requirement H-Clause "ORDERS", the Contractor shall provide industrial services for post-delivery work, industrial services to the Navy test team, and logistic support for the ship's commissioning ceremony.


13.0  TOTAL SHIP TEST PROGRAM

13.1  TEST AND EVALUATION PROGRAM

13.1.1 The Contractor shall develop and implement the Test and Evaluation Program (TEP) required by the Ship Specifications, Attachment J0001 and Test Documentation Booklet, Attachment J0023. The Contractor shall incorporate the TEP into the IMP. To accomplish design integration testing, the Contractor shall design and develop a National Test Network (NTN) as required by Attachment J0001. The Contractor is not precluded from proposing alternative approaches to accomplish design integration testing.

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Alternative approaches, if proposed, shall be more cost effective than developing an NTN, and shall not degrade the design integration testing requirements contained in J0001. Where testing of shipset hardware is required prior to Land On Ship (LOS), the NTN or other distributed testing methods, shall be use when cost effective.

13.1.2 The IPPD team shall include a Combined Test Team (CTT). The CTT is responsible to ensure that the TEP is integrated with all other plans and schedules of the IMP and the MIRWS.

13.1.3 The Contractor shall procure installation and checkout (INCO) spare parts needed to support the construction, installation, and testing of CFE. When required, INCO spares to support GFE will be provided by the Government. Upon completion of final ship testing, unused INCO spares shall be delivered to the Government.

13.1.4 The Contractor shall provide any test equipment needed to meet the requirements of the contract.

13.1.5 The LPD 17 "Lighting Off" (LO) Contract Milestones include Combat System Light Off (CSLO), Main Engine (MELO), Electrical Generator (EGLO) and Electronic Systems (ESLO). "LO" is defined as initial power up of equipment (Stage 3 Tests). Prior to light off(s) of any system, or component within a system, the ship compartments and support systems associated with that system must be completed to the degree required to support uninterrupted testing. Prior to system light off(s), the ship compartments containing the systems undergoing test shall be complete including final paint, air testing and final paint of supporting spaces such as fan rooms. Shipboard distributed systems shall be complete including completion of support systems test procedures. A modified list of ship compartments to support light off shall be updated by the Combined Test Team (CTT). The selected Stage 3 Tests to be conducted during LO are to be identified in the MIRWS.

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                             D. COST OF OWNERSHIP

14.0 CONFIGURATION MANAGEMENT

14.1 CONFIGURATION MANAGEMENT PROGRAM

     The Contractor shall develop a Configuration Management program for maintaining each ship's configuration baseline, identifying configuration items, maintaining configuration control, conducting functional and physical configuration audits as appropriate, and maintaining configuration status accounting. MIL-STD-00973 may be used as guidance. The Contractor shall prepare engineering change proposals (ECPs), requests for deviations (RFDs), and requests for waivers (RFWs) in accordance with Contract Requirements C-Clause "Configuration Management".

14.2 SHIP'S CONFIGURATION BASELINE

     The configuration baseline shall be established in the IPDE and maintained in accordance with Contract Requirements C-Clause "Configuration Management."

14.3 CONFIGURATION VALIDATION

     The Contractor shall validate the ship's configuration baseline in accordance with the Ship Specifications, Attachment J0001.

15.0 INTEGRATED LOGISTIC SUPPORT (ILS) PROGRAM

15.1 IMPLEMENTATION

     The Contractor shall implement an ILS program, as required by the Ship Specifications, Attachment J0001, that ensures supportability criteria and characteristics are considered throughout the detail design, ship systems integration, construction, testing, and life cycle support planning. The ship(s) shall be delivered with accurate and total logistic support in accordance with MIRWS.

     FOR THE PURPOSE OF EMPHASIS, IT IS RESTATED HERE THAT FOR LPD 17 ACQUISITION, THE CONTRACTOR MUST CONSIDER THE PRINCIPAL FACTORS OF THE SHIPS' OWNERSHIP COSTS FROM THE INCEPTION OF DETAIL DESIGN THROUGH DISPOSAL. THIS POINT IS MADE THROUGHOUT THE STATEMENT OF WORK TO ENSURE THAT THE CONTRACTOR FULLY UNDERSTANDS THAT THE INTENT OF THE GOVERNMENT IS TO AGGRESSIVELY SET A NEW STANDARD IN THE LPD 17 PROCUREMENT.

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     The Contractor's IMP (Integrated Logistics Support) shall include a methodology to monitor and alert the Government of any potential increase in ship's manning, mission essential equipment maintenance workload and training requirements above those established in the LPD 17 baselines identified in Attachments J0010 and J0018.

15.2 PROVISIONING

     The Contractor shall integrate the provisioning effort with ship detail design and engineering, supportability analysis, and material selection processes to ensure that LPD 17 systems and equipment have optimum logistics support. The Contractor shall use Readiness Based Sparing system as required by Attachment J0001 to analyze allowance candidates and their associated cost and contribution to operational availability.

15.2.1 The Contractor shall use concurrent provisioning processes for development of Provisioning Technical Documentation (PTD) in accordance with the NAVSEA Program Manager's Guide. Specific requirements for LPD 17 concurrent provisioning will be tailored by the Provisioning Management Team after contract award. The Contractor's MIRWS shall include a PTD development schedule which shall be mutually agreed to by the Government and Contractor. This schedule shall depict the timely completion of PTD to allow for the establishment of organic supply support capability at ship delivery. PTD shall contain information relating parts to the block on the reliability block diagram.

15.2.2 The Contractor shall develop provisioning documentation as required by the Ship Specifications and shall furnish all provisioned items ordered by the Government in accordance with the Special Contract requirements H-Clause, "ORDERS".

15.3 FITTING-OUT SERVICES

     The Contractor, pursuant to Special Contract Requirement H-Clause, "ORDERS", shall outfit the ship(s) in accordance with the Ship Specifications and the IMP (Outfitting Operations). The ship(s), when delivered, shall be fully outfitted with equipment, technical data, and supply support material as defined by approved allowance and applicability lists. Supply support material includes all spare and repair parts (an approximate range of 14,000 and depth of 85,000
NSNs), equipage, special tools, support and test equipment, and on-board data and consumables, including fuels and lubricants. Ammunition, small arms, cryptographic equipment and pyrotechnics are excluded. Technical data includes electronic technical manuals, ship selected records, and Planned Maintenance System documentation.

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15.3.1 The Contractor shall prepare and retain lists of applicable items to be transferred (hard-copy drawings and technical publications, certifications, or miscellaneous items such as locks and keys to be placed aboard the ship). The Contractor and ship's Prospective Commanding Officer or his/her designated representative shall agree on the details of transfer. The Contractor shall obtain the signature of the Prospective Commanding Officer or his/her representative certifying that the Government has accepted custody of the items.

15.4 MAINTENANCE PLANNING

     The Contractor shall integrate maintenance planning with detail design, R & M, manpower optimization, human systems integration, material selection, and other logistics processes. The Contractor shall propose an Engineered Operating Cycle (EOC) for the LPD 17 Class which precludes regular ship overhauls (ROHs) and extends the interval between drydocking availabilities. The Contractor's EOC shall investigate reduced duration of all depot availabilities. The Contractor's EOC shall consider the Regional Maintenance Center (RMC) concept which combines maintenance afloat and maintenance ashore capabilities.

     The life cycle support of this ship shall be consistent with the Navy's Modified Phased Maintenance Program which emphasizes a continuous approach to performing maintenance to enable ships to undergo availabilities of shorter duration. The Contractor shall apply "condition based maintenance" strategies and associated electronic condition monitoring technology to ensure maximum readiness and greatly reduced organizational workloads for minimum expenditure of funds.

     The Contractor shall develop and implement a Shipboard Facilities Maintenance Improvement Plan as part of the LPD 17 Manpower Optimization Program. Requirements for the program shall be developed as part of the IMP. The Contractor shall undertake new and innovative means to reduce shipboard facility maintenance requirements in all habitability areas to reduce operating and support costs. The Contractor shall recommend to the Government areas of the ship where improvements can be accomplished and provide an assessment of the impact and cost to implement these improvements. The plan shall also include a description of how shipboard facilities maintenance requirements will be accomplished throughout the ships' service life.

     The Contractor shall use maintenance planning methods which assess the number of manhours required for individual tasks in determining the need for IETMs and interactive diagnostics to reduce MTTR.

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     THE OVERALL OBJECTIVE OF MAINTENANCE PLANNING FOR THE SHIP IS TO USE NEW
TECHNOLOGIES TO REDUCE THE NUMBER OF MANHOURS EXPENDED PERFORMING MAINTENANCE.

15.5 SUPPORT AND TEST EQUIPMENT

     The Contractor shall procure, calibrate, warehouse in secured storage, and outfit support and test equipment pursuant to orders placed in accordance with Special Contract Requirements H-Clause "ORDERS".

15.6 TRAINING AND PERSONNEL

     The Contractor shall be responsible for total shipboard training integration (including training and embarked troops) which shall be accomplished as an integral component of the detail design, ship system integration, testing, logistics, construction, and life cycle support planning. The training system capability shall promote cross-training, eliminate NECs, allow assignment of lowest level technician with high confidence, and reduce the organic training pipeline (number and length of courses required).

     The Contractor shall use enabling technologies that focus on reduced manning and improved readiness. Traditional systems as well as a full range of simulation and stimulation techniques and synthetic environments shall include:

     --Authoring Instructional Materials (AIM)
     --Computer Improved Instructor Training Aid (CIITA) and other evolving instructor tools,
     --Distributive Interactive Simulation (DIS)
     --Interactive Electronic Tech Manuals (IETM) with training linkages, --Interactive Courseware/Computer Based Training (ICW/CBT)
     --Distance Learning and the Electronic Classroom via Video Teleconferencing
(VTC)
     --Training Effectiveness Evaluation (TEE) methods to continuously monitor and improve training capabilities.

16.0 LIFE CYCLE COST ESTIMATES

16.1 IMPLEMENTATION

     The Contractor shall implement a Life Cycle Cost Estimating Program (LCCEP) to ensure that cost of ownership is considered by the IPPD team throughout detail design, ship systems integration, construction, testing, logistics, and life cycle support

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                                                               N00024-97-C-2202

planning. Within 90 days after contract award, the Contractor shall provide an initial baseline life cycle cost estimate for the lead ship.

     The baseline life cycle cost estimate shall be revised and issued quarterly thereafter to reflect the current configuration of the ship(s) under this contract. The estimate shall include projected life cycle cost estimates for anticipated future ships of the LPD 17 Class.

     The Contractor shall prepare life cycle cost estimates to support trade-off decisions by the IPPD team in selecting systems, equipment, components, and materials and other ship attributes for the ship(s) under this contract.




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16.2 LIFE CYCLE COST ESTIMATING METRICS

     The Contractor shall establish life cycle cost estimating processes and procedures that include metrics and relationships for identifying the time phasing of cost effects of ship attributes for each category of cost included in Attachment J0022 for all phases of the life cycle of each ship of the LPD 17 Class. The life cycle cost estimate for each ship shall include the estimated annual cost by cost category for each year of the ship from contract award through disposal. The life cycle cost estimate for each ship shall include the estimated cost of Government furnished items and Contractor furnished items, and shall separately identify the cost of these items within the life cycle cost estimate. Life cycle cost estimates shall be provided in then year dollars and in constant FY 1996 dollars. The life cycle cost estimating methodology shall include the capability to convert the annual cost streams to a net present value in FY 1996. The Life Cycle Cost Estimating Table, Attachment J0022, shall be used in performance of all Life Cycle Cost calculations.

16.3 LIFE CYCLE COST ESTIMATING IN IPDE

     The life cycle cost estimate is an attribute of the ship and is integral to the product model of the ship. The Contractor shall develop automated capabilities for performing life cycle cost estimating that are integrated with the IPDE, the CWBS, and the evolving ship configuration. The Contractor shall develop, as part of the IPDE, the capability to maintain a complete life cycle cost estimate history throughout the life cycle for each ship of the LPD 17 class.

ITEM 0004 - FAMILIARIZATION

     The Contractor shall develop and conduct a familiarization program as delineated in the IMP (Integrated Logistics Support).

ITEM 0005 - TECHNICAL MANUALS

17.0 TECHNICAL MANUALS

     The Contractor shall be responsible for supplying a full set of electronic technical manuals, authored in Standard American English, to support operation and maintenance of the entire ship. The Contractor shall provide technical manuals in accordance with the Ship Specifications, Attachment J0001.

     The Contractor shall be responsible for proposing delivery dates for Technical Manuals as part of the MIRWS (Integrated

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Logistics Support). The proposed dates shall support the familiarization training program.

ITEM 0006 - MATERIAL (FFP)

18.0 MATERIAL

     The Contractor shall provide COSAL material and major shore based spares for the ship in accordance with Special Contract Requirement H-Clause entitled "ORDERS".

ITEM 0007 - PERFORM SPECIAL STUDIES, ANALYSES AND REVIEWS (CPFF)

19.0 SPECIAL STUDIES, ANALYSES AND REVIEWS

     The Contractor shall perform special studies, design, analyses, and reviews, in support of the Design and Construction of LPD 17, in accordance with Special Contract Requirements H-Clause entitled "ORDERS".

ITEM 0008 - PERFORM ENGINEERING AND INDUSTRIAL SERVICES (FFP)

20.0 ENGINEERING AND INDUSTRIAL SERVICES

     The Contractor shall perform engineering industrial services and provide material/equipment for the ship when issued a contract modification in accordance with Special Contract Requirements H-Clause entitled "ORDERS".

ITEM 0009 - LPD 17 CLASS LIFECYCLE SUPPORT PLANNING - POST DETAIL DESIGN AND CONSTRUCTION (OPTION) (CPAF)

21.0 LIFE CYCLE SUPPORT PLANNING

     The Government anticipates establishing and maintaining a long term relationship with the FSC throughout the service life of the LPD 17 Class. The LPD 17 Class acquisition strategy includes a phased decision making process beginning with the selection of an FSC and the FSC's cost reduction efforts initiated under CLIN 0001. The process is sustained if the Government exercises CLIN 0009. The decision to exercise CLIN 0009 will be made approximately 40 months after lead ship contract award. The Government's decision to exercise CLIN 0009 will be based on an assessment of the Contractor's achievements regarding life cycle cost performance under this Contract, as

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well as its proposed prices for the next ship construction contract.

     The Contractor's subsequent performance under CLIN 0009, as well its proposed prices for the final ship construction contract and the LPD 17 Class Planning Yard Contract, will provide the basis for the Government's decision to award an LPD 17 Class Planning Yard Contract to the FSC concurrently with the award of the final ship construction contract.

21.1 LIFE CYCLE SUPPORT PLANNING

     The Contractor shall develop an LPD 17 Life Cycle Support Plan as part of the IMP that shall address planning for the ships' operation cycle, maintenance and modernization, homeporting, ILS life cycle, configuration data management, ADP system support and life cycle integration.

21.2 OPERATIONAL CYCLE PLANNING

     The Contractor shall develop methods and practices, not previously considered during detail design and construction, to continue to reduce the duration of availabilities.

21.3 MAINTENANCE AND MODERNIZATION PLANNING

     The Contractor, through the IPPD team, shall develop and update an LPD 17 Class Maintenance and Modernization Plan (CMMP), (which will ultimately be tailored for each ship), based upon continuous reliability and maintainability engineering efforts, planned mid-life and other warfighting upgrades, and alteration planning. The CMMP shall be a separate Annex of the IMP. The Class Maintenance Policy for Surface Ships Specification, NAVSEA SL790-AC-SPN-010/(CMP) Rev. A, 1 October 1995, may be used for guidance. The CMMP shall identify total maintenance requirements and all necessary support requirements (including plant industrial equipment, special test equipment, special facilities, and shore-based spares). The CMMP shall provide for an interface with the Navy's automated 3M system.

     The Contractor's CMMP shall provide for a central planning activity for all maintenance and modernization work to be performed during the ship(s) lifetime. The Contractor's plan shall include methods, techniques and metrics to monitor and measure results of reduced life cycle cost initiatives implemented during the detail design and construction phases. These methods, technique and metrics shall include, at a minimum, data from shipboard electronic condition monitoring systems.

     Additionally, the Contractor shall provide for the development and integration of a Hull Management System within IPDE to provide in-service support of LPD 17 ships to track

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individual maintenance and modernization plans/schedules and all engineering/alteration planning. This system shall be linked to the CMMP for each hull and shall indicate the readiness to execute each of the work items in the CMMP.

21.3.1 The Contractor's CMMP shall address: participation in the LPD 17 Class Change Control Process (CCP); accomplishment of backfit or other alterations for applicable ships; planning "forward fit" changes for follow ships; technical reviews of SCN-ship changes to determine applicability to operational ships; and, RM&A data to determine potential candidates for design change.

   The Contractor's plan shall address the maintenance of required characteristics throughout the life cycle of the ship. Specific attention shall be placed on configuration control in the area of radar cross section reduction and survivability and weight and moment control to ensure full life cycle capability.

21.3.2 The Contractor's plan shall address the capability within IPDE to track individual ship maintenance and modernization plans/schedules and EOC planning through the IMP and the MIRWS.

21.4  HOMEPORT PLANNING

   The Contractor CMMP shall provide on-site Homeport Troubleshooting Teams to provide technical assistance to ship's force and provide liaison between the ships, TYCOMs, PMS317 and other Government activities.

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21.5 ILS LIFE CYCLE PLANNING

   The Contractor CMMP shall address the continuous update and maintenance of all logistics products developed during design and construction. Elements of this plan shall include technical data (e.g., ship selected records, ETMS, IETMS, PMS, COSAL, DCB/DCS, ICAS). The Contractor shall include in the plan a method for the establishment of a Mobile Industrial Support Equipment (MISEP) Program. The Contractor shall perform cost benefit and analysis to determine if the MISEP would reduce ownership costs.

21.6 CONFIGURATION DATA MANAGEMENT PLANNING

   The Contractor CMMP shall address performance of Configuration Data Management (CDM) responsibility for the LPD 17 ship class. The plan shall address the maintenance of Weapon System File data and the integrity of the ships' SNAP database, and ship's configuration baselines. The plan shall also identify methods to be used to develop Configuration Overhaul Planning data.

21.7  SYSTEMS SUPPORT PLANNING

   The Contractor CMMP shall address the coordination of software updates/improvements and ship/equipment modernization throughout the ships' life cycle. The plan shall identify which shipboard systems require ISEA support and recommend, of those, which should have Contractor ISEA support.

ITEM 0010 - AFFORDABILITY THROUGH COMMONALITY (FFP)

22.0  AFFORDABILITY THROUGH COMMONALITY

   In accordance with firm-fixed priced orders issued pursuant to H-11 "ORDER" the Contractor shall participate in a Research and Development effort to undertake ATC efforts authorized by the Government as described by Attachment J0021. The concept is to identify and develop ideas, technologies, materials, processes, methods, devices, or techniques which can be applied across Navy ship programs to achieve lower life cycle cost. These efforts shall explore the use of common architectures, modularization, standardization, and process simplification/improvement, including design for production.

   The generic development program for the Navy's Affordability Through COMMONALITY Program (ATC) efforts may encompass any discipline, functional area or suggested measure for the ATC life cycle cost reduction initiatives.

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ITEM 011 - CROSS PROGRAM PROCUREMENT (CPP) (FFP-LOE)


23.0  CROSS PROGRAM PROCUREMENT

   The Navy is implementing an initiative to achieve increased standardization and reduced logistics support costs across multiple ship programs. This initiative is known as Cross Program Procurement (CPP). In support of this initiative, the FSC shall negotiate options for designated LPD 17 equipment/systems that can be exercised by commercial or Government activities designated by the Government. For ships under this contract, these equipments shall be procured and installed under the appropriate construction Line Item(s). The equipment/systems designated below are included in the CPP initiative:

   1. Firepumps-175psi and 150psi 1000 GPM (annual quantities 0-60)

   2. Reverse Osmosis Desalinization Plants-12000 GPD (annual quantities 0-20)

   3. Refrigeration Plants-1.5 ton, HFC 134 (annual quantities 0-15)

   4. Air Conditioning Plants-200 ton, HFC 134 (annual quantities 0-35)

   The FSC shall negotiate options which contain a range of step ladder prices dependent on the quantities of systems/equipment procured in any Fiscal Year. The maximum annual quantities to be included in the options shall be as indicated above for each system/equipment. The quantities specified above include LPD 17 requirements. For each system/equipment, the unit price in any given Fiscal year shall be determined by the total quantity ordered during that Fiscal year. The options shall cover a period of 5 years with the initial year of procurement beginning FY97. Copies of option agreements shall be provided to activities as designated by the Government.

23.1 CONFIGURATION CONTROL FOR CPP SYSTEMS/EQUIPMENTS

   The FSC shall maintain baseline configuration control of CPP equipments/systems under this contract line item. The FSC shall develop, maintain and update configuration control procedures and the technical hardware and software configuration, shall control

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changes to these systems/equipments and provide configuration status accounting reports.

23.1.1 The FSC shall develop and maintain current configuration control procedures for CPP equipment to apply to the FSC, vendors and other procurement activities designated by the Government. These procedures shall be part of the overall Configuration Management Plan developed as part of the IMP.

     The FSC shall maintain configuration control procedures with cognizant vendors and implement configuration control procedures with the above organizations.

     The FSC shall assist in developing the procedures necessary to transition CPP configuration control from new construction to life cycle support.

23.2 CONFIGURATION CONTROL

     (a) The FSC shall review and evaluate proposed changes to CPP systems/equipment and identify mandatory and optional changes. Mandatory changes are those that must be accomplished for the safety of personnel or equipment, to obtain satisfactory equipment performance, or are required to satisfy an operational aspect of another ship change. For mandatory changes, the Contractor shall make recommendations for approval or revision and re-submittal. For optional changes, the Contractor shall evaluate the change for utility and real value offered to the Government and make recommendations for approval, revision and submittal or disapproval.

     (b) For each equipment change, the FSC shall determine potential interface impact upon the ship, impact upon delivery schedule of the equipment and identify "impact" and "no impact" changes.

     (c) For "impact" changes, the FSC shall provide the anticipated impact on ship interface or delivery schedule of the equipment and a recommended course of action to the Government, including recommended retrofit actions. The impact of the change on designated procuring activities shall also be obtained. When appropriate the FSC shall secure vendor information and or direct preparation of a vendor ECP. All "impact" changes will be considered Class I changes as defined in DOD-STD-480B. This impact summary shall be included as part of the FSC's ECP submittal.

     (d) For changes the FSC identifies as having no impact on ship interface or ship delivery schedule, the FSC shall classify proposed vendor changes as Class I or II as defined in DOD-STD-

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480B. Class I and Class II changes shall be submitted to the Navy for technical review and approval. Class II changes shall be submitted to the Navy for concurrence in classification.

     (e) The FSC shall, when authorized by the Navy, negotiate all changes with the vendors. The FSC shall negotiate price and terms with the vendor, shall compile results including the FSC's cost/price analysis, develop a recommended implementation plan, and shall submit these results to designated procurement activities for concurrence. Subsequent to receipt of procurement activities concurrence, the FSC shall submit the ECP package to the Government for approval. Appropriate requirements/procedures will be added to requiring activity contracts to support the process.

     (f) For all Navy approved changes the FSC shall direct vendor changes to drawings and documents. As applicable, proposed changes to drawings and documents, retrofit instructions and recommendations for six (6) months on-board repair parts shall be included in hardware ECPs. Recommendations for on board repair parts must be consistent with the maintenance concept for that equipment and required parts availability to support ship operations.

     (g) The FSC shall provide direction to vendors and ensure that purchase order addenda require that each retrofit kit contain Navy-approved installation instructions, the retrofit accomplishment report form, a complete packing list for the change kit and the requirement that the kit is externally identified by its proper identifying number.

     (h) The FSC shall receive and record, from various sources, Retrofit Accomplishment Reports which acknowledge the incorporation of changes into the hardware.

     (i) The FSC shall request retrofit schedules for installation of retrofit kits from the designated procurement activities and shall compile and maintain records thereof.

     (j) The FSC shall review all vendor furnished data requirements which undergo revision as the result of authorized changes. The work shall include the review of the revisions made to CPP Equipment data, follow-up with vendors on required corrections and resolution of any outstanding problems with changed data. The FSC shall negotiate, as necessary, changes to the Option agreement Purchase Order to incorporate approved changes. Further, the FSC shall provide the designated procurement activities necessary information to amend their purchase orders to incorporate the approved changes.

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     (k) In support of this program, the FSC shall determine the need for any changes to affected equipment Test Procedures and shall submit the recommended changes to the Navy for approval. These changes shall be submitted as part of the FSC's impact summary described in (c) above.

     (1) The FSC shall maintain a financial accounting system to identify the costs associated with each CPP item, for all ships under all designated procurement activity contracts. This data shall include but not be limited to; option agreement prices, in-process changes not yet approved (to include both non-recurring and recurring costs), approved changes (to include non-recurring and recurring costs), and a running balance of the total cost of each CPP item.

23.3 Resolution of CPP Deficiencies

     The FSC shall assist the Navy by providing advice and recommendations on issues regarding CPP deficiencies. This shall pertain primarily, but not exclusively, to issues regarding classification as a quality problem, a vendor design problem, a non-vendor design problem or an installation problem.


23.3.1  CPP Vendor Contracts and Option Agreements

     The FSC shall perform the following in support of CPP vendor contract option agreements:

          1. Be responsible for placing contracts with vendors which establish options to support out-year procurement and construction needs for all designated procurement activities.

          2. Be responsible for maintaining, updating or renewing existing contracts and option agreements.

          3. Update option agreements and/or contracts to reflect all approved CPP changes. The Contractor shall maintain a numbering system for CPP changes.

          4. Identify and process modifications to CPP option agreements and/or requirements contracts to support the requirements of CPP configuration control.

23.3.2  Configuration Status Accounting for CPP:

     The FSC shall support Configuration Status Accounting for CPP as follows:


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                 1.  Record reports of change incorporation from vendors,
       designated procurement activities and Navy retrofits. The FSC shall publish and distribute status reports periodically to the Navy, the designated procurement activities, and others designated by the Navy. The FSC shall develop and maintain a computer assisted configuration accounting system that will provide for change processing status, retrofit status, as built configuration data per equipment per hull, software change and status activity and shall be responsive to ad hoc reporting requirements. This shall be a part of the FSC's Configuration Management Information System.

                 2. Maintain a change history file consisting of baseline drawings plus changed drawings for each item of CPP. This history file shall be updated to reflect current approved changes to CPP.

                 3. Based on designated procurement activity inputs, track retrofit kit delivery and receipts among vendor, and designated procuring activities.

                 4. Provide other CPP program support software (e.g. ECPs, marked up drawings, technical manual changes, retrofit installation instructions, etc.) to designated activities as directed by the Navy.

       23.3.4    Maintenance of CPP Procurement Specifications

                 The FSC shall maintain CPP procurement specifications for the Navy. The FSC shall:

                 (1) Control all revisions to the documents;

                 (2) Track the status of all ECPs which impact CPP procurement specifications;

                 (3) Maintain Master CPP Procurement Specifications for each program year;

                 (4) Assemble baseline CPP Procurement Specifications as required to support RFP releases; and

                 (5) Update and distribute CPP Procurement Specifications as required to support procurement and construction needs of all designated procurement activities.

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ITEM 0012 - DATA
----------------

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit(s) "A" attached hereto.


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PART 2 - GENERAL REQUIREMENTS

C-1.   ACCESS THE VESSEL(S) (AT) (NAVSEA) (JAN 1983)

Officers, employees and associates of other prime Contractors with the Government and their subcontractors, shall, as authorized by the Supervisor, have, at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the Supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, and reasonable to their performance.

C-2.   ACCESS TO VESSELS BY NON-U.S. CITIZENS (NAVSEA) (MAY 1993)

(a) No person not known to be a U.S citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 55OO.3 (series) in effect on the date of this contract or agreement.

(b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

       (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

            (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.


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            (ii)  Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

            (iii) A control system. which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

            (iv) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

       (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

       (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

       (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

       (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

(c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Industrial Security Manual, DOD 5220.22-M or available from cognizant CAO), Contractor shall include in the ACP the following employee data: name, place of birth, citizenship
(if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by Contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist-controlled countries. Until approval is received, Contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

(d)    An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or



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Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

(e) The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated or default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8), "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9) or "TERMINATION (COST
REIMSURSEMENT)" (FAR 52.249-6), as applicable.

(f) Prime Contractors have full responsibility for the proper administration or the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

(g) In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

(h) The same restriction as in paragraph (g) above applies to other than non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).

C-3. ALTERNATIVES TO SPECIFICATIONS OR STANARDS

(a) This contract contains military, federal and non-government specifications and standards. To assist in the standardization of military/commercial specifications and standards and to enable the Government to evaluate current commercial practices, the Contractor is encouraged to propose (1) alternatives to those

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military, federal or commercial specifications and standards listed in this contract and/or (2) tailoring of mandatory military or federal specifications and standards identified in this contract.

(b) The contractor is encouraged to propose alternative commercial specifications and standards or specifications and standards as replacements for any mandatory military, federal or non-government specification and standard listed herein. The contractor's proposal must identify the mandatory specifications and standards proposed for replacement, include a copy of the proposed alternative commercial or tailored specification or standard, and provide supporting rationale for the recommended replacement, which explains why the proposed alternative is more advantageous to the government, but without compromise to mandatory contract performance requirements.

(c) The Government will evaluate the proposed alternative specifications and standards to determine whether they meet/satisfy the contract requirements. If the Government accepts the proposed alternative specification and standards, the recommendation will be incorporated into the contract, either in whole or in part, at the Government's discretion.

C-4.  APPROVAL BY THE GOVERNMENT (NAVSEA) (JAN 1983)

Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligations to comply with the specifications and with all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.

C-5.  ASSIGNMENT AND USE OF STOCK NUMBERS (NAVSEA) (SEP 1990)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor. NSNs are not required to appear on any equipment, parts or components (including spare and repair parts) to be furnished under this contract.

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C-6.  ASSOCIATE CONTRACTOR AGREEMENT (ACA)

The Contractor recognizes and agrees the performance under this contract must be coordinated with Government Furnished Equipment vendors. For this purpose, the Contractor shall enter into ACAs with the 'associate contractors' listed in Attachment J0031 in support of the LPD 17 program. These ACAs shall provide for completion of tasks detailed in the Statement of Work for exchange of data, and for such other interactions and cooperative effort among the contractors as may be necessary to achieve total ship systems integration. The Contractor shall fund the effort of Associate Contractors as necessary to meet the requirements of this clause. The ACAs listed in Attachment J0031 are categorized as either I, II or III in descending order of anticipated level of effort. The Contractor shall negotiate ACAs for each GFE item identified in Attachment J0031 in the amount (inclusive of fee) not to exceed $100,000 for Category I, $50,000 for Category II, and $25,000 for Category III.

To assure the greatest degree of integration between the tasks called for under this contract and tasks under associated contracts, the contractor shall:

        a. Coordinate and exchange freely and directly with the associate contractors, all information pertinent and essential for the detail design, ship systems

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        integration, construction, testing, logistics and life
        cycle support planning of the LPD 17 within the scope of this contract.

        b. Negotiate associate agreements with all associate contractors as identified above. The associate agreement shall address the following:

                     -Identification of the data, data rights and information to be furnished between the prime contractor and associate contractors.

                     -Services to be provided to each party.

                     -Materials to be provided to each party.

                     -Facilities to be provided by each party.

                     -Delineation of respective interface responsibilities.

                     -Provision for furnishing copies of communications relative to performance of prime or associate contractor responsibilities.

                     -Marking and handling or proprietary information or data interchanged between the prime and associate contractors.

                     -Participation and Attendance by Associate Contractors in the LPD 17 specific technical meetings.

        c. Work with associate contractor as necessary to resolve interface problems.

Any disagreement which cannot be resolved between the prime Contractor and/or associate contractors shall be submitted to the Procuring Contracting Officer
(PCO). The Contractor shall not be relieved of its obligations to make timely deliveries or to be entitled to any other adjustments because of failure of the

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contractor to promptly refer matters to the PCO or because of failure to implement PCO directions.


C-7.   CONFIGURATION MANAGEMENT

The Contractor shall provide and maintain configuration control throughout the performance of this contract. MIL-STD-O973A (Draft) may be used as guidance. The Contractor shall establish and maintain a configuration control baseline, and shall not depart from that baseline without the approval by the Government of formal change proposals. The ship's configuration baseline shall be the product model and shall include any drawings or documents, set forth or referenced in the ship's specifications and the Statement of Work.

All formal change submittals shall contain a one page executive summary background and rationale for the change. The supporting data shall include a detailed technical description itemizing clearly both material deleted and material added as well as any difference in the labor involved or equivalent information for any change. The data shall also include estimates of the impact of the proposed change on (i) the estimated cost, base fee and award fee of the ship(s) construction, and (ii) revised constructions schedules. The data shall include sufficient detail to allow the government to discern how the cost of the change was determined. In addition, changes to life cycle support costs shall be included. Change proposals which do not contain adequate support data will be returned to the Contractor for resubmittal with no additional preparation costs to be borne by the Government.

In addition to any submittal of an initial or revised formal engineering change proposal, the Contractor agrees to submit, upon request of the Contracting Officer, a completed and signed SF 1411 "Contract Pricing Proposal (Cover Sheet)", and a signed "Certificate of Current Cost or Pricing Data". Where SF 1411 is required, the change proposal number from block 5d of DD Form 1692 shall be entered in the "This proposal is submitted in response to", block of the SF 1411; the "Estimated Costs/Savings Under Contract", in block 21 of DD Form 1692 shall agree with the total "Net Cost of Change" shown on SF 1411 and the "Effect on Production Delivery" in block 19 of DD Form 1692 shall be restated under "Reference" on the SF 1411.

In addition to formal engineering change proposals, the Contractor shall submit requests for major, critical, or minor deviations or waivers.

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The Contractor shall verify (by physical inspection including sight validation of the ship(s)) to the Government that all engineering change proposals, cost proposals, and non-engineering change proposals authorized by Field Modification Requests (FMRs) and Headquarters Modification Requests (HMRs) (including Government responsible trial items) have been incorporated into the ship(s). Verification shall include:

            a. List of all engineering change proposals authorized by HMRs or FMRs to date,

            b. List of those engineering change proposals authorized by HMRs or FMRs verified to be complete.

            c. List of those engineering change proposals authorized by HMRs or FMRs which are partially complete or not started with scheduled date for their completion.

C-8.   NOT USED.

C-9. DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR SHIPBUILDING (AT) (NAVSEA) (JAN 1990)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1590, 29 USC 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 CFR. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.

C-10.  DISCLAIMER ON CERTAIN GOVERNMENT PROVIDED INFORMATION

As specified in various sections of this contract, Government information will be provided to the Contractor for use in performance of the contract requirements. This information is not warranted by the Government to be acceptable for use in the performance of this contract and the Government shall not assume any liability for its use by the Contractor. If the Contractor uses this information, the Contractor assumes any risk associated with its use. An itemized list of this information is as follows:


       - Attachment J0011 RCS Management Plan - Attachment J0026 Contract Guidance Drawings
       - Attachment J0027 Computer Aided Engineering Data

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       -  Attachment J0028 Affordability Through Commonality Data
       -  Drawings specified for Guidance in Attachment J0001
       -  ICAS and DCS Software Documentation

C-11.  NOT USED.

C-l2.  NOT USED.

C-13.  INFORMATION AND DATA FURNISHED BY THE GOVERNMENT (COST TYPE)

(a)  Contract Specifications. The Government will furnish, if not included as an
     -----------------------
attachment to the contract, any unique contract specification set forth in Section C.

(b)  Contract Drawings and Data.  The Government will furnish contract
     --------------------------
drawings, and/or other design data cited or referenced in Section C or in the contract specification as mandatory for use or for contract guidance.

(c)  Government Furnished Information (GFI).  GFI is defined as that
     -------------------------------------
information essential for the installation, test, operation, and interface support of all Government Furnished Material enumerated on NAVSEA Form 4205/19 or Schedule A, as applicable, attached to the contract. The Government shall furnish only the GFI identified on the NAVSEA Form 4340/2 or Schedule C, as applicable, attached to the contract. The GFI furnished to the contractor need not be in any particular format. Further, the Government reserves the right to revise the listing of GFI on the NAVSEA Form 4340/2 or Schedule C, as applicable, as follows:

                (1) The Contracting Officer may at any time by written order:

                    (i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

                    (ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

                    (iii) establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

                (2) If any action taken by the Contracting Officer pursuant to subparagraph (1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract, an equitable adjustment shall be made in the contract amount and

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delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES--COST-REIMBURSEMENT" (FAR 52.243-2) or "CHANGES--TIME-AND-MATERIALS OR LABOR-HOURS" (FAR 52.243-3).

(d)  Except for the Government information and data specified by paragraphs (a),
(b), and (c) above, the Government will not be obligated to furnish the Contractor any specification, standard, drawing, technical documentation, or other publication, notwithstanding anything to the contrary in the contract specifications, the GFI listed on the NAVSEA Form 4340/2 or Schedule C, as applicable, the clause of this contract entitled "GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAl, OR LABOR-HOUR CONTRACTS)" (FAR 52.245-5), or any other term or condition of this contract.

(e)  Referenced Documentation.  The Government will not be obligated to furnish
     ------------------------
Government specifications and standards, including Navy standard and type drawings and other technical documentation, which are referenced directly or indirectly in the contract specifications set forth in Section C and which are applicable to this contract as specifications. Such referenced documentation may be obtained from:

          Standardization Document
          Order Desk, Building 4, Section D
          700 Robbins Avenue
          Philadelphia, Pennsylvania 19111-5094

Commercial specifications and standards, which may be referenced in the contract specification or any sub-tier specification or standard, are not available from Government sources and should be obtained from the publishers.


C-14.  NUCLEUS CREW

The Nucleus Crew will total approximately 107 personnel. They shall have reasonable access to the Contractor's plant at all reasonable times for a period commencing approximately twelve (12) months prior to ship acceptance trials.
The Contractor shall provide the Nucleus Crew with separate offices at the Contractor's plant, similar to those of the IPPD team, which include the necessary space, furnishings and facilities for a minimum of 12 officers and 95 enlisted men. The space allocation shall be at least 100 square feet per officer for officers, and 75 square feet per enlisted man for enlisted men. Concurrently, the Contractor shall make available telephone services, classified material and cash stowage facilities, ship's store, vending machine stowage, use of network supported classrooms, a

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network supported conference room for daily meetings, toilet facilities/rest rooms, and parking spaces adjacent to the offices for three official vehicles.

The Contractor shall equip these spaces with the following:

                    1  paper shredders with crosscut capability
                    1  facsimile machine
                    1  modem
                    30 phone instruments and lines
                    2 photo reproduction machines (copiers) with collator, enlarge/reduce capability.

The Contractor shall provide an office automation capability similar to that provided to the IPPD team. The Contractor shall provide 20 workstations and two high capacity laser printers. The Nucleus crew shall be provided with IPPD access. The Nucleus crew network shall have direct connectivity to the IPPD team network. The Nucleus crew network shall be expandable to accommodate the entire Nucleus crew. The Contractor shall provide the Nucleus crew network capabilities to use Electronic Technical Manuals.

Nucleus Crew facilities shall be located contiguous to the ships under this contract such that no more than an approximate 15 minute walk or 5 minute motor vehicle/boat ride is required of nucleus crew members for access to the ship. Nucleus crew members shall also be permitted use of the facilities provided to IPPD team members.

Nine months prior to ship acceptance trials, the Contractor shall provide the same space allocation for an additional 3 officers and 25 enlisted men. An additional 20 phone instruments and lines shall be provided.

A minimum of 25 parking spaces in the shipyard employee parking lot shall be available to the Nucleus crew. If such parking spaces are distant from the Contractor's plant, any personnel transportation services available to shipyard personnel between parking lot and shipyard shall be available to the ship's personnel.

The nucleus crew will be required to comply with the Contractor rules and regulations governing personnel at its shipyard relating to security and safety. Each prospective Commanding Officer shall be allowed access to the ship at all reasonable times, be permitted to attend IPPD team status meetings, and receive copies via the IPPD team or supervisor of all status reports transmitted.

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To the extent that each nucleus crew's activities will not interfere with the
Contractor's obligations to deliver the ship in accordance with the contract terms and conditions, the nucleus crew shall be allowed reasonable access to the ship for the following activities:

     (1) Indoctrination and familiarization with the general arrangement and condition of the ship.

     (2) Participation during sea trials to the extent permitted by available ship's accommodations and consistent with INSURV requirements.

     (3) Assisting the Government's personnel in conducting inspections of the ship.

     (4) Participating as members of the Combined Test Team.

The Contractor shall provide a minimum of 7500 square feet of secure, environmentally-controlled warehouse space to store pre-commissioning support material such as the medical allowance (AMAL), the dental allowance (ADAL), and the ship's recreation gear. This space shall include sufficient open area, with ventilation, to permit crew members to layout a work area in which to inventory, stencil, paint and label material as may be required. The Contractor shall furnish the warehouse with standard office furnishings, telephones, and a refrigerator (to store medical supplies). Transportation both within and outside the warehouse shall be provided (truck, forklift, etc.) along with management support to staff the warehouse for receipts, storage and delivery of material to the ship as needed.

C-15.  NOT USED


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C-16.  PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/overdimensional materials.

C-17.  PLANT PROTECTION (NAVSEA) (SEP 1990)

(a) The Contractor shall provide for its plant and the work in process under this contract such safeguards, including personnel, devices, and equipment, as would constitute reasonable protection under peacetime conditions (in the light of the size of the plant and the scope of its operations) against all hazards, including unauthorized entry, malicious mischief, theft, vandalism and fire.

(b) In addition to the foregoing precautions, the Contractor shall provide such additional safeguards as may be required or approved by the Contracting Officer for the protection of its plant and the work in process under this contract against espionage, sabotage, and enemy action. The cost to the


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Contractor of all safeguards so required or approved shall, to the extent allocable to this contract, be reimbursed to the Contractor in the same manner as if the Contractor has furnished such safeguards pursuant to a change order issued under the clause of this contract entitled "CHANGES--FIXED-PRICE" (FAR 52.243-1) or "CHANGES--COST-REIMBURSEMENT" (FAR 52.243-2), as applicable. Such cost shall not include any allowance on account of overhead expense, except shop overhead charges incident to the construction or installation of such devices or equipment.

(c) Upon payment by the Government of the cost to the Contractor of any device or equipment required or approved under paragraph (b) above, title thereto shall vest in the Government, and the Contractor shall comply with the instructions of the Contracting Officer respecting the identification and disposition thereof. No part or item of any such devices or equipment shall be or become a fixture by reason of affixation to any realty not owned by the Government.

C-18.  PROTECTION OF THE VESSEL (NAVSEA) (SEP 1990)

(a) The Contractor shall exercise reasonable care, as agreed upon with the Supervisor, to protect the vessel from fire, and shall maintain a system of inspection over the activities of its welders, burners, riveters, painters, pipe fitters, and similar workers, and of its subcontractors, particularly where such activities are undertaken in the vicinity of the vessel's magazines, fuel oil tanks, or store rooms containing inflammable materials. All ammunition, fuel oil, motor fuels, and cleaning fluids shall have been off-loaded and the tanks cleaned, except as may be mutually agreed upon between the Contractor and the Supervisor prior to work on the vessel by the Contractor. Fire hose lines shall be maintained by the Contractor ready for immediate use on the vessel at all times while the vessel is berthed alongside the Contractor's pier or in dry dock. All tanks under alteration or repair shall be cleaned, washed, and steamed out or otherwise made safe to the extent necessary, and the Contractor shall furnish the vessel's Gas Free Officer and the Supervisor with a "Gas Chemists' Certificate" before any hot work is done. The Contractor shall maintain a fire watch aboard the vessel in areas where the Contractor is working. All other fire watches aboard the vessel shall be the responsibility of the Government.

(b) Except as otherwise provided in contractually invoked technical specifications or NAVSEA furnished directives, while the vessel is at the Contractor's plant and when the temperature becomes as low as thirty-five degrees Fahrenheit, the Contractor shall assist the Government when requested in keeping all pipe-lines, fixtures, traps, tanks, and other receptacles on the

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vessel drained to avoid damage from freezing, or if this is not practicable, the vessel shall be kept heated to prevent such damage. The vessel's stern tube and propeller hubs shall be protected by the Contractor from frost damage by applied heat through the use of a salamander or other proper means.

(c) The work shall, whenever practicable, be performed in such manner as not to interfere with the work performed by military personnel attached to the vessel, and provisions shall be made so that personnel assigned shall have access to the vessel at all times, it being understood that such personnel will not unduly interfere with the work of the Contractor's workmen.

(d) The Contractor shall at all times keep the site of the work on the vessel free from accumulation of waste material or rubbish caused by its employees, or the work performed by the Contractor in accordance with this contract, and at the completion of such work shall remove all rubbish from and about the site of the work, and shall leave the work in its immediate vicinity "broom clean", unless more exactly specified by the Supervisor.


C-19.  RECOGNITION OF ELECTRONIC DELIVERABLES

Data required to be delivered under the Contract Data Requirement List (CDRL) or this contract, that would be deemed Technical Data under DFARS 252.227-7013, if it were delivered in written form, shall not lose its status as Technical Data because access by the Government, or delivery by the Contractor, is by electronic means. The rights of the parties in said Technical Data shall be as specified in DFARS 252.227-7013.

C-20.  SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS
(NAVSEA) (FEB 1991)

(a) The Government has an interest in maintaining a competitive market for switchboards to be used on U.S. Naval vessels. The requirements of 10 U.S.C. 2507 result in a major component of certain switchboards (i.e. air circuit breakers) being available from a single domestic source who is also a competitor for such switchboards. Therefore, the Contractor shall evaluate subcontract proposals for such switchboards exclusive of air circuit breaker content or on some other basis that ensures an equitable switchboard competition.

(b) Notwithstanding approval of the Contractor's purchasing system or the thresholds established in the "Subcontracts" clause the Contractor shall, in all cases involving subcontracts which contain air circuit breakers for switchboards, give advance notification to the contracting officer and obtain written

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                                                                N00024-97-C-2202


consent of the contracting officer prior to placing any such subcontract. Such advance notification shall include all information required by the "SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS)" (FAR 52.244-2) clause.


C-21.  EVENT-BASED READINESS REVIEWS (EBRR)

(a) The Contractor agrees to attend event-based progress meetings to be held at the Naval Sea Systems Command, or if the Government so elects, at the Contractor's plant, in accordance with Section C requirements. In addition to the requirements of Section C, the Contractor shall report progress, anticipated delays, cost experience in relation to budget and projected end costs, manning, schedules, receipt of Government-furnished

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property/Contractor-furnished material, production problems, and other related matters.

(b) It is agreed and understood that the reports to be made by the Contractor pursuant to this requirement are additional to, and not in substitution for, reports and notices required to be made or given by the Contractor pursuant to other requirements of this contract, including, but not limited to, the "NOTIFICATION OF CHANGES" requirement.

C-22.  SUPERVISOR/SHIPS FORCE FACILITIES

(a) The Contractor shall provide offices, and rooms and equipment for the reproduction of items such as plans, booklets, test memoranda, and allowance lists for the use of the Supervisor, his assistants, other Government employees, approximately twelve persons to support the ship and ship's crew as set forth herein. These spaces shall be of adequate size for such purposes and shall be furnished, ventilated, lighted, air-conditioned, and heated. The Contractor shall furnish all cleaning services for keeping the rooms, shower and toilet facilities, including soap and towels, in order and clean, Furniture (including locks) for stationery, file cases for cards, letters, plans inspection reports, test reports, and orders for material; safes, desks, chairs, stools and clothes lockers or hooks for clothing shall be furnished by the Contractor for offices, drafting and reproduction rooms.

(b) The Contractor shall provide convenient automobile parking facilities for the Supervisor, his assistants, and other Government employees in proportion to those that are provided by the Contractor to his employees.

(c) In lieu of providing the Supervisor with space and equipment for plan and correspondence reproduction, the Contractor may instead provide these services from his own facilities to the extent that it is necessary for the Supervisor to administer the contract.

(d) The Contractor shall furnish and maintain telephones in the Supervisor's offices. Such telephones shall be connected to the Contractor's telephone system and the local telephone system. Toll charges for the Supervisor's telephone calls will be paid for by the Government. Separate lines for fax machines and computer dedicated modem lines, not through a switchboard, shall be furnished.


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C-23.  TESTS AND TRIALS - ALTERNATE I (NAVSEA) (MAY 1993)

During the conduct of required tests and trials, the vessel shall be under the control of the Contractor and the Contractor's crew with representatives of the Contractor and the Government on board to determine whether or not the work done by the Contractor has been satisfactorily performed. The Contractor shall provide and install all fittings and appliances which may be necessary for dock and sea trials to enable the representatives of the Government to determine whether the requirements of the contract have been met, and the Contractor shall install and remove instruments and apparatus furnished by the Government for such trials, as required by the specifications.

C-24.  WEIGHT CONTROL

(a) In accordance with the procedures set forth in Section 096 of the Specifications, the Contractor shall enter into agreement with the Government as to the Accepted Weight Estimate (AWE) for the ship(s) under this contract, and such agreement shall be set forth in a Supplemental Agreement. The parties agree that the Accepted Weight Estimate shall consist of a lightship weight estimate, including separate accounts for design and building margin, and the loads that are described herein. The AWE values for Full Load Displacement and vertical center of gravity above bottom of keel (KG) are the baseline for measuring Contractor responsibility within the meaning of this clause. The aforementioned AWE values including design and building margin for the ship(s) under this contract shall be equal to or less than the following Not-to-Exceed
                    --------------------------------------------
(NTE) values:

          Full Load Displacement         25,153 metric tons
          Full Load KG                    11.04 meters

In the event an agreement on the AWE cannot be reached within four months after award of this contract, the NTE values become AWE values.

(b) The net weight and moment effect of every change incorporated into this contract shall be agreed upon and set forth in a Supplemental Agreement. When the purpose of a change is the acceptance of a Value Engineering Change Proposal that has a favorable effect on weight or moment values, the weight and moment effect to be set forth in the Supplemental Agreement shall be one-half (1/2) of the amount of the related savings set forth in the accepted proposal.

(c) One month prior to the inclining experiment, the net weight and moment differences to Government Furnished Material (GFM) since the AWE, that were beyond the control of the Contractor,

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                                                 N00024-97-C-2202


excluding the effect of contract changes, shall be agreed upon and set forth in a Supplemental Agreement. All weight and moment differences to GFM resulting from the correction of data for which accurate information was available prior to the AWE or from the relocation of GFM at the discretion of the Contractor are considered to be within the control of the Contractor.

(d) The Contractor shall be responsible for the Full Load Displacement and KG of the delivered ship(s) minus the weight and vertical moment values agreed upon for contract changes and differences to GFM beyond its control. Also, the Contractor shall be responsible for the delivery of the ship(s) with a trim and list within the tolerances specified in the Section 070h. of the ship specifications. The Contractor, however, will not be responsible for the net total adverse effect on trim or list caused by contract changes and differences to GFM beyond his control.

(e)  If the Contractor proposes contract changes solely for the purpose of
                                                 ------
meeting the values of displacement, KG, trim, or list required by this contract, and if the Contracting Officer approves, the parties shall enter into a Supplemental Agreement implementing such changes and such Supplemental Agreement shall adjust the Estimated or Target Cost, the Fixed or Target Fee and delivery schedule pursuant to the "Changes" clause except that no increase in the Fixed or Target Fee or time for performance of the contract shall be considered in arriving at the adjustment for such changes. Changes described in this paragraph, as well as Value Engineering Changes that reduce weight, are not considered contract changes when computing the Contractor responsible condition described in paragraph (d) above.

C-25.  UPDATING SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)

If, during the performance of this or any other contract, the contractor believes that any contract contains outdated or different versions of any specifications or standards, the contractor may request that all of its contracts be updated to include the current version of the applicable specification or standard. Updating shall not affect the form, fit or function of any deliverable item or increase the cost/price of the item to the Government. The contractor should submit update requests to the Procuring Contracting Officer with copies to the Administrative Contracting Officer and cognizant program office representative for approval. The contractor shall perform the contract in accordance with the existing specifications and standards until notified of approval/disapproval by the Procuring Contracting Officer. Any approved alternate specifications or standards will be incorporated into the contract.

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C-26.  PROPULSION ENGINES FOR LPD 17

Pursuant to Section 8109 of the Defense Appropriations Act for Fiscal Year 1996, the propulsion engines for the LPD 17 class of ships must be diesel engines manufactured in the United States by a domestically operated entity; provided, that the Secretary of Defense may waive this restriction on a case-by-case basis by certifying in writing to the Committees on Appropriations of the House Of Representatives and the Senate that adequate domestic supplies are not available to meet Department of Defense requirements on a timely basis and that such an acquisition must be made in order to acquire capability for national security purposes or there exists a significant cost or quality difference.

C-27.  LOGISTIC SUPPORT REQUIREMENT

(a) This requirement applies whenever the contract specifications, by reference to a Military Specification or otherwise, specify repair parts or stock components (hereinafter called "repair parts") for a ship component or item of equipment.

(b) With respect to ship components or equipments manufactured other than in the United States or Canada, the Contractor agrees that, in addition to any other data required by this contract, it will furnish under this contract sufficient data so that the repair parts can be reproduced in the United States or Canada unless the suppliers of the ship components or equipments shall have made arrangements satisfactory to the Contractor and approved by the Contracting Officer for the manufacturing of repair parts in the United States or Canada. For the purpose of this requirement, "sufficient data" shall mean detail drawings and other technical information sufficiently extensive in detail to show design, construction, dimensions, and operation or function, manufacturing methods or processes, treatment or chemical composition of materials, plant layout and tooling. All data shall be in the English language and according to the system of weights and measures required by J000l, and drawings for components, assemblies, subassemblies and parts protected by U.S. patents shall contain a prominent notation to that effect fully identifying the patent or patents involved, and bearing the number of this contract.

(C) In order to satisfy the requirements of paragraph (b), above, unless the supplier of the ship components or equipments shall have made arrangements, satisfactory to the Contractor and approved by the Contracting Officer, for the manufacture of such repair parts in the United States or Canada, the Contractor shall include in all subcontracts for the purchase of ship components or equipments from foreign sources a clause, acceptable to the

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                                                 N00024-97-C-2202


Contracting Officer, granting to the United States Government for a period of seven (7) years, "Government Purpose License Rights" (GPLR) (as defined in paragraph (a) (14) of the clause of this contract entitled "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" (DFARS 252.227-70l3) in all technical data necessary to manufacture spare and repair parts for such components or equipments.

C-28.  FACILITIES NOT TO BE GOVERNMENT-FURNISHED (CT) (NAVSEA) (JAN 1990)

The Contractor's obligation to perform this contract is in no way conditioned upon the providing by the Government of any facilities, except as may be otherwise expressly provided herein. Accordingly, no such facilities shall be either acquired by the Contractor for the account of the Government or furnished to the Contractor by the Government hereunder. For the purpose of this requirement, facilities means industrial property (other than material, special tooling, military property, and special test equipment) for production, maintenance, research, development or test, including real property and rights therein, buildings, structures, improvements, and plant equipment as defined in FAR 45.101 and 45.301 and DFARS 245.301.

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SECTION D:  PACKAGING AND MARKING

ITEM 0006 - The parts ordered hereunder shall be cleaned, preserved, packaged, packed and marked in accordance with instructions provided by the Contracting Officer, provisioning activity or ACO. When not otherwise instructed, spare and repair parts shall be cleaned, preserved, packaged, packed and marked Level A in accordance with Military Specification MIL-E-17555H(2), dated 2 November 1992.

ITEM 0012 - Classified data, if applicable, shall be prepared for delivery in accordance with Department of Defense Industrial
Security Manual for Safeguarding Classified Information, DoD
5220.22-M.

Unclassified documentation shall be prepared for delivery in accordance with the contractor, standard commercial practice.


D-1  IDENTIFICATION MARKING OF PARTS

(a) Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, and of spare and repair parts shall be done in accordance with applicable drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

                    (1) Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice.

                    (2) Parts manufactured to Government specifications shall be marked as follows:

                    (3) Electrical parts - that is, all repairables in electrical equipment and electrical parts when used in equipment which are not electrical in nature (e.g., electrical controls) - shall be identified and marked using any process that will not adversely affect the function of the finished part. Any paper, plastics or metal tags used shall have all burrs and rough edges removed. In addition:

a. Markings shall remain legible following completion of all inspections specified in the acquisition document for the normal life expectancy of the part.
b.  Marking materials shall be nonfading.
C.  Paper labels for attachment to parts shall not be used.

                                                                N00024-97-C-2202


d. Symbols used in functional and part identification marking shall conform to ANSI Yl0.l9 or IEEE 315.
e. Any other markings that may be applied to the part shall not interfere with, obscure, or confuse those specified herein.
f. Whenever practicable, markings shall be located in such a manner so as to allow its being visible during normal operational use.
g.   Marking materials creating hazardous conditions shall not be used.

Full Marking - All markings listed below shall be marked on the repairable part.
------------
Where size, surface condition, or other design consideration will not allow full marking on the part, markings will be made in the order shown below:

         a.  Sensitive Electronic Device (SED) Symbol;
         b.  Identifying Number;
         c.  Design Activity Code/Contractor And Government Entity (CAGE);
         d.  "JAN" Brand, for military specifications only;
         e.  Source Code;
         f.  Date Inspection Code;
         g.  Lot Symbol;
         h.  Characteristics And Ratings; and
         i.  Distributor's Symbol.

     Definitions for a through i above can be found in MIL-STD-1285B.

Preferred Markings - The following preferred marking methods are provided as a
------------------
guide and are not mandatory.

    Marking Method                       Recommended Use
    --------------                       ---------------
Metal Stamp            Metal or nonmetal parts that will not deform under the
                       stamping pressure required. Also the alteration of the
                       surface roughness finish will be detrimental to proper
                       functioning.
Engraving              Sheet Metal fabrication that will deform if
                       metal stamped.  Functional markings with color fill.
Electrical Arc Pencil  Sheet Metal fabrication that will deform if metal stamped, irregular surface.
Embossing              Thin sheet metal, plastic or nonfunctional
                       surfaces.
Cast or Forge          Should be used on non-machined surfaces only.
Molded                 Usually plastic or rubber.
Electro-chemical/      Used on fine surface finishes without
Electrolytic process   protective coating, also high hardness parts.
Rubber Stamp/Stencil   Fabric, wood, plastic and protective metal

                                                              N00024-97-C-2202


                       finishes.
Decal                  Instructional plates, part identification, and when other
                       methods are not available.
Tags                   When other methods are not available.
Laser Engraving        When exact marking control is required without
                       penetrating plating.


Warranted Items - Warranted items shall be marked in a conspicuous location to
---------------
give notice that the items are subject to a warranty. The marking shall contain, as a minimum, the statement "WARRANTED ITEM" and the period or conditions of the warranty.

D-2    MARKING AND PACKING LIST(S)

(a)    Marking.  Shipping containers shall be marked in accordance with Ship
       -------
Specification Section 083.

(b)   Packing List(s).  A packing list (DD form 250 Material Inspection and
      ---------------
Receiving Report may be used) identifying the contents of each shipping container shall be provided by the contractor with each shipment in accordance with Ship Specification Section 083 When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items.

       Where DD Form 1348-1 or DD Form 1348-lA is applicable and an assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.

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                                                                N00024-97-C-2202


SECTION E:  INSPECTION AND ACCEPTANCE

ITEMS 0006AA, 0007, 0008, 0010 (AND IF THE OPTION(S) ARE EXERCISED, ITEMS 0006AB AND 0006AC) - Inspection and acceptance for supplies and services shall be in accordance with contract modifications issued pursuant to the "ORDERS" clause.


ITEM 0012 - Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.


E-1.   PRELIMINARY ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Upon satisfactory completion of the applicable trial requirements and upon delivery as provided in Section F of this contract, each vessel shall be preliminarily accepted.


E-2.   GUARANTY PERIOD (FT) (NAVSEA) (JAN 1990)

(a) As used in this contract, the term "defects" includes any and all defects, deficiencies, deteriorations, and failure in the vessel(s). There shall be a guaranty period for each vessel beginning at the time of preliminary acceptance and ending nine (9) months after preliminary acceptance of the vessel, unless extended as provided in paragraph (b) below.

(b) The guaranty period for each vessel shall be extended by the time during which such vessel is not available for unrestricted service by reason of any defects for which the Contracting Officer shall determine the Contractor to be responsible. During said period the vessel, after being fully equipped and armed and in all respects complete and ready for service, may be finally tried by and at the expense of the Government under conditions prescribed by the Secretary of the Navy. The Contractor may, with approval of the Contracting Officer, have an engineer on board such vessel during such period. Such engineer shall have every reasonable opportunity to inspect the working of such vessel in all its parts but shall have no power to direct or control its operation.


E-3.   FINAL ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Each vessel shall be finally accepted upon the expiration of its guaranty period.

                                                              N00024-97-C-2202



E-4.   INSPECTION FACILITIES (CT) (NAVSEA) (JAN 1990)

The facilities to be provided pursuant to the requirement entitled "INSPECTION OF SUPPLIES AND CORRECTION OF DEFECTS" shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment; drafting rooms; convenient parking facilities; equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists; and telephones connected to the Contractor's and local telephone system. Toll charges for the Supervisor's calls will be paid by the Government. In lieu of providing reproduction equipment, the Contractor may provide reproduction services to the Supervisor. Assistance shall include services necessary in testing or handling machinery, equipment, and materials for the purpose of inspection or test.


E-5.   INSPECTION OF SUPPLIES AND CORRECTION OF DEFECTS (CT)
(NAVSEA) (JAN 1990) (APPLICABLE TO ITEM 0001, AND IF OPTION(S)
IS/ARE EXERCISED, ITEMS 0002 and 0003)

(a)    Definitions
       -----------

       (1) Supplies: the word "supplies" as used in this requirement includes without limitation raw materials, components, intermediate assemblies, end products, and (when the contract does not include the clause entitled "WARRANTY OF DATA" (DFARS 252.246-7001)) technical data.

       (2) Defects: the word "defects" as used in this requirement, means any and all defects, deficiencies, deteriorations and failures, except deficiencies, deteriorations or failures caused by Government misuse or mishandling.

       (3) Acceptance: the word "acceptance" as used in this requirement is deemed to be preliminary acceptance as defined in the requirement of this contract entitled "PRELIMINARY ACCEPTANCE".


(b)    Inspection
       ----------

       All supplies shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture, and in any event prior to final acceptance. The Contractor shall provide and maintain an inspection system acceptable to the Government covering the supplies, fabricating methods, and special tooling hereunder. The Government, through any authorized representative, may

                                                                N00024-97-C-2202

inspect the plant or plants of the Contractor or of any of his subcontractors engaged in the performance of this contract. If any inspection or test is made by the Government on the premises of the Contractor or a subcontractor, the Contractor shall provide and shall require subcontractors to provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. All inspections and tests by the Government shall be performed in such a manner as will not unduly delay the work. Except as otherwise provided in this contract, acceptance of any supplies or lots of supplies shall be made as promptly as practicable after delivery thereof and shall be deemed to have been made no later than sixty (60) days after the date of such delivery, unless the Government has refused to accept all or any of the supplies or, if acceptance has not been made earlier within such period.

(c)  Guaranty
     --------

     The Contractor guarantees that at any time during performance of this contract, and for a period of nine (9) months after acceptance of the vessel, all supplies furnished under this contract will be free from defects in material and workmanship and will conform with the specifications and all other requirements of this contract; provided, however that with respect to Government
                               --------
furnished property, the Contractor's guarantee shall extend only to its proper installation, unless the Contractor performs some modification or other work on such property, in which case the Contractor's guarantee shall extend to such modification or other work. During the guaranty period, the Contractor shall have an engineer on board the vessel. Such engineer shall have every reasonable opportunity to inspect the working of the vessel in all its parts, but shall have no power to direct or control its operation.


(d)  Remedies
     --------

     (1)   Right to corrective or replacement action. In the event of a defect
           -----------------------------------------
within the scope of the Contractor's guarantee in paragraph (c) above, the Government may: (i) require the Contractor to repair or replace, at the Contractor's election, defective or nonconforming supplies, or (ii) require the Contractor to furnish such materials or parts and installation instructions as may be required to successfully accomplish the required correction or replacement. The Contractor shall also prepare and furnish to the Government data and reports applicable to any correction or replacement required under this clause (including revision and updating of all affected data called for under this contract). Except as otherwise provided in paragraph

                                                 N00024-97-C-2202


       (3) hereof, the cost of any action taken pursuant to this subparagraph for replacement or correction shall be included in computing allowable cost determined as provided in the clause of this contract entitled "ALLOWABLE COST AND PAYMENT" (FAR 52.216-7), but no additional fee shall be payable with respect thereto. Such supplies or lots of supplies shall not be tendered thereafter for acceptance unless the former requirement of correction is disclosed.

       (2)    Right if Contractor fails to proceed. If the Contractor fails to
              ------------------------------------
proceed with reasonable promptness to replace or correct such supplies or lots of supplies, the Government (i) may by contract or otherwise replace or correct such supplies and charge to the Contractor any increased cost occasioned the Government thereby, or may reduce any fee payable under this contract (or require repayment of any fee theretofore paid) in such amount as may be equitable under the circumstances, or (ii) may terminate this contract for default as provided in the clause of this contract entitled "TERMINATION (COST-REIMBURSEMENT)" (FAR 52.249-6). Failure to agree to the amount of any such increased cost to be charged to the Contractor or to such reduction in, or repayment of, the fee shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

       (3)    Additional Remedy. Notwithstanding the provisions of paragraphs
              -----------------
(c) and (d) hereof, the Government may at any time require the correction or replacement by the Contractor, without cost to the Government, of supplies or lots of supplies which are defective in material or workmanship, or otherwise not in conformity with the requirements of this contract, if such defects or failures are due to fraud, lack of good faith, or willful misconduct on the part of any of the Contractor's directors or officers, or on the part of any of his managers, superintendents, or other equivalent representatives, who has supervision or direction of (i) all or substantially all of the Contractor's business, or (ii) all or substantially all of the Contractor's operations at any one plant or separate location in which this contract is being performed, or
(iii) a separate and complete major industrial operation in connection with the performance of this contract. The Government may at any time also require correction or replacement by the Contractor, without cost to the Government, of any such defective supplies or lots of supplies if the defects or failures are caused by one or more individual employees selected or retained by the Contractor after any such supervisory personnel has reasonable grounds to believe that such employee is habitually careless or otherwise unqualified.

(e)    Corrected or Replaced Supplies.
       ------------------------------

                                                                N00024-97-C-2202


       (1) Any supplies or parts thereof corrected or furnished in replacement pursuant to this requirement shall also be subject to all the provisions of this requirement to the same extent as supplies initially delivered. The guarantee with respect to such supplies or parts thereof shall be six (6) months from the date of delivery and/or correction of such corrected or replaced supplies or until the expiration of the original guaranty period (whichever period is longer).

       (2) The guaranty period set forth in (c) above shall be extended by the time during which the vessel is not available for unrestricted service by reason of any breach of the guarantee in paragraph (c) above. This requirement applies to individual subcontractor furnished supplies only to the extent that each individual supply is the cause of the vessel not being available for such service.

(f)    Additional Provisions
       ---------------------

       (1) All implied warranties of merchantability and "fitness for a particular purpose" are hereby excluded from any obligation contained in this contract.

       (2) The rights and remedies of the Government provided in this requirement are in addition to and do not limit any rights afforded to the Government by any other requirement or clause of the contract.

       (3) The Contractor shall make its records of all inspection work available to the Government during the performance of this contract and for such longer period as may be specified in this contract.

                                                                N00024-97-C-2202


SECTION E CLAUSES INCORPORATED BY REFERENCE

The following clauses are applicable to Items 0007 and 0009
FAR
SOURCE   TITLE AND DATE
------   --------------

52.246-3  INSPECTION OF SUPPLIES--COST-REIMBURSEMENT (APR 1984)

52.246-5  INSPECTION OF SERVICES--COST-REIMBURSEMENT (APR 1984)


The following clause is applicable to Item 0006.

FAR
SOURCE   TITLE AND DATE
------   --------------

52.246-2  INSPECTION OF SUPPLIES--FIXED PRICE (AUG 1996)

The following clauses are applicable to Items 0008 and 0011.

FAR
SOURCE   TITLE AND DATE
------   --------------

52.246-4  INSPECTION OF SERVICES--FIXED PRICE (AUG 1996)

52.246-16 RESPONSIBILITY FOR SUPPLIES (APR 1984)

                                                                N00024-97-C-2202


SECTION  F - DELIVERIES OR PERFORMANCE

ITEM 0001 (AND IF THE OPTIONS ARE EXERCISED, ITEM(S) 0002 AND 0003) - It is anticipated the Contractor should be ready for a PRR no earlier than twenty-four
(24) months after contract award.

The Contractor shall deliver the ship(s) to the Government at the Contractor's facility fully outfitted and tested in accordance with the provisions of this contract. The ship(s) shall be delivered in accordance with the following delivery schedule:


                 ITEM        SHIP          DELIVERY DATE
                 ----        ----          -------------
                 0001        LPD 17        59-71 Months after contract
                                           award
                 OPTION
                 ITEM        SHIP          DELIVERY DATE
                 ----        ----          -------------
                 0002        LPD 18        50-62 Months after option
                                           exercise
                 0003        LPD 19        56-68 Months after option
                                           exercise

       (1) Post delivery availability for each ship shall be completed sixty
(60) days after delivery of each ship.

ITEM 0004 -
The period of performance for LPD familiarization is from contract award or option exercise date, as applicable, through delivery of the applicable ship and in accordance with the applicable Exhibits of the Contract Data Requirements List (CDRL), DD Form 1423, attached hereto.

ITEM 0005 - See Section C, paragraph 16.5.

ITEM 0006AA, 0007, 0008 AND 0010 (AND IF THE OPTION(S) ARE EXERCISED, ITEMS 0006AB, AND 0006AC) - Supplies shall be delivered and services shall be performed in accordance with contract modifications issued pursuant to the "ORDERS" clause. Unless otherwise expressed in the unilateral or bilateral modification issued in accordance with the "ORDERS" clause, the supplies shall be delivered to the Contractor's facility.

ITEM 0009 - The period of performance for Life Cycle Support Planning is from exercise option date through expiration of the guaranty period set forth in the contract clause entitled "GUARANTY PERIOD" of Item 0001 or if the options are exercised Items 0002 and 0003 whichever is later.

                                                                N00024-97-C-2202



ITEM 00l1 - The Contractor shall provide Cross Program Procurement efforts commencing with contract award and continuing through delivery of Item 0001, and if the options are exercised, Items 0002 and 0003.

ITEM 0012 - All data to be furnished under this contract shall be delivered
prepaid to the destination(s)   and at the time(s) specified on the Contract
Data Requirements List(s), DD Form 1423.


F-1  DELIVERY OF COMPLETED VESSEL

The term "vessel" as used in this requirement refers to each of the vessels to be constructed and delivered under this contract.

(a) The vessel shall not be presented for acceptance trials until it is determined by the Government the Contractor has satisfactorily carried out those parts of the builder's trials for which the Contractor is responsible, including builder's dock and sea trials, and that the Contractor has:

          (i) Corrected all Contractor responsible deficiencies discovered before completion of all builder's sea trials, unless otherwise agreed to in writing by the Contracting Officer; and

          (ii) Corrected all Contractor responsible deficiencies discovered after completion of the builder's sea trials which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(b) The Contractor shall be responsible for scheduling an interval of a minimum of thirty (30) days between the satisfactory completion of acceptance trials and delivery of the vessel. During this period, the Contractor shall satisfactorily correct all Contractor responsible deficiencies, whether discovered before, during, or after completion of acceptance trials, which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(c) Prior to delivery of the vessel, to the extent necessary for tests, crew training, or operations which the Government is to perform and which do not require the Government to have control of the entire vessel, the Contractor shall make parts of the vessel available to the Government; to the extent necessary for tests, crew training, trials or operations which the Government is to perform and which require the Government to have control of the entire vessel, such as alongside training, fast cruise and

                                                                N00024-97-C-2202


underway trials, the Contractor shall make the entire vessel available to the Government at dockside, at the Contractor's plant, for such periods of time as are necessary for such trials and operations. During all periods of time when the entire vessel is made available to the Government, the Contractor shall, as requested by the Government, and required by the specifications, provide technical assistance and provide assistance necessary to correct defects which develop or are discovered during trials or operations of the vessel. Following the completion of each such trial or operation, the Government shall return the vessel to the Contractor at dockside, at the Contractor's plant, for the correction of defects, if any, and completion of construction in accordance with the terms of this contract.

(d) Upon satisfactory completion of acceptance trials and of the correction of deficiencies as provided in paragraph (b) above, the Contractor shall deliver the vessel to the Government for preliminary acceptance.

(e) Following preliminary acceptance, the Government may, during the guaranty period, make the vessel available to the Contractor, at the Contractor's plant for (i) correction of defects noted at the time of preliminary acceptance, or which are discovered during the guaranty period, and (ii) for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed. If the Government elects to make the vessel(s) available to the Contractor, at the Contractor's plant, for the accomplishment of the above described post delivery work, the Contractor agrees to accept the vessel(s) and perform the work. The Contractor agrees to consider the accomplishment of additional work during the post-shakedown availability under a standard Government contract. If the post-shakedown availability period shall begin during but extend beyond the expiration of the guaranty period, the Government may during the extended period, leave the vessel at the Contractor's plant or return the vessel thereto for the correction of defects not previously corrected and for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed.

(f) The Contractor shall exercise reasonable care to protect the vessel at all times until the delivery of the vessel, and thereafter during such times as the vessel is at the Contractor's plant during the guaranty period or during the post-shakedown availability period if the latter shall extend beyond the expiration of the guaranty period, except for periods of time when the entire vessel is made available to the Government.

                                                                N00024-97-C-2202


During such periods, while the vessel is at the Contractor's plant, the Contractor shall provide assistance to protect and service the vessel, and shall effect any correction of defects or performance of uncompleted work, to the extent permitted or required by the Government.

(g) In accordance with the inspection provisions of the contract, all actions of the Government pursuant to this requirement shall be performed in such a manner as to not unduly delay the work.


F-2  CONTRACT MILESTONES (NAVSEA) (SEP 1990)

(a) The Contractor shall identify dates for the successful accomplishment of the following Contract Milestones.


          Contract Milestone                                Date
          -------------------                               -------

          1.  Integrated Allocated Baseline (IAB)           * 12/1/97
          2.  Production Readiness Review (PRR)             * 3/15/99
          3.  Launch                                        * 9/2/00
          4.  Level 2 Test Readiness Review                 * 3/1/99
          5.  Electrical Generator Light-Off (EGLO)         * 5/1/01
          6.  Main Engine Light-Off (MELO)                  * 8/1/01
          7.  Electronics Systems Light-Off (ESLO)          * 11/1/01
          8.  Combat Systems Light-Off (CSLO)               * 10/1/01
          9.  Builders' Dock Trials (BDT)                   * 11/16/01
         10.  Builders' Sea Trials (BST)                    * 2/26/02
         11.  Acceptance Trials                             * 4/10/02
         12.  Delivery                                      * 7/1/02

         *   To be filled in by Offeror

(b) The Contractor shall successfully accomplish the contract milestones on, or prior to, the dates listed above.

(c) If any Contract Milestone is not accomplished by the date listed, and the failure to accomplish any such milestone event does not arise from a cause beyond the control and without fault or negligence of the Contractor, such failure may be deemed to constitute a failure to perform this contract in accordance with its terms within the meaning of the clause of this contract entitled "TERMINATION (COST REIMBURSEMENT)" (MAY 1986).

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                                                                N00024-97-C-2202



CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE                  TITLE AND DATE
------                  --------------
52.212-13      STOP-WORK ORDER (AUG 1989)

52.212-15      GOVERNMENT DELAY OF WORK (APR 1984)

52.247-29      F.O.B. ORIGIN (JUN 1988)

52.247-52      CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS TO DOD AIR OR
               WATER TERMINAL TRANSSHIPMENT POINT (APR 1984)

52.247-55      F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED PROPERTY
               (APR 1984)

52.247-58      LOADING, BLOCKING AND BRACING OF FREIGHT CAR SHIPMENTS
               (APR 1984)

52.247-61      F.O.B. ORIGIN--MINIMUM SIZE OF SHIPMENTS (APR 1984)

52.247-65      F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE SHIPMENTS
               (JAN 1991)

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

                                                                N00024-97-C-22O2


SECTION G - CONTRACT ADMINISTRATION DATA

(a) Enter below the Contractor's address for receipt of payment if such address is different from the address shown on the SF 26 or SF 33, as applicable.

(b) Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

PURCHASING OFFICE REPRESENTATIVE:

                        COMMANDER
                        ATTN:  Teresa J. Ryan, SEA 02224
                        NAVAL SEA SYSTEMS COMMAND
                        2531 JEFFERSON DAVIS HWY
                        ARLINGTON VA 22242-5160
                        Telephone No. 703/602-3102

                                                                N00024-97-C-2202


SECTION H - SPECIAL CONTRACT REQUIREMENTS

          NUMBER                               TITLE
          --------------------                 ------------------

H-1.      NAVSEA 5252.202-9101                 ADDITIONAL DEFINITIONS

H-2.      NAVSEA 5252.249-9105                 AWARD FEE DETERMINATION
                                               IN EVENT OF TERMINATION OR
                                               DISCONTINUANCE

H-3.      NAVSEA 5252.233-9l03                 DOCUMENTATION OF REQUESTS FOR
                                               EQUITABLE ADJUSTMENT (AT)
                                               ALTERNATE I

H-4.      NAVSEA 5252.233-9107                 EQUITABLE ADJUSTMENTS:  WAIVER
                                               AND RELEASE OF CLAIMS

H-5.      NAVSEA 5252.225-9100                 FOREIGN SHIPYARD CONSTRUCTION
                                               PROHIBITION

H-6.      NAVSEA 5252.227-9113                 GOVERNMENT-INDUSTRY DATA
                                               EXCHANGE PROGRAM

H-7.      NAVSEA 5252.217-9121                 INDEMNIFICATION FOR ACCESS TO
                                               VESSEL

H-8.      NAVSEA 5252.228-9106                 INSURANCE-PROPERTY LOSS OR
                                               DAMAGE-LIABILITY TO THIRD
                                               PERSONS

H-9.                                           NOT USED

H-10.     NAVSEA 5252.243-9105                 NOTIFICATION OF CHANGES

H-11.     NAVSEA 5252.216-9110                 ORDERS - FIXED PRICE

H-12.     NAVSEA 5252.243-9113                 OTHER CHANGE PROPOSALS

H-13.     NAVSEA 5252.216-9112                 ORDERS - COST PLUS FIXED FEE

H-14.     NAVSEA 5252.249-9100                 SPECIAL CONTRACT REQUIREMENT
                                               CONCERNING TERMINATION FOR
                                               CONVENIENCE OF THE GOVERNMENT

H-15.     NAVSEA 5252.247-9110                 TUG AND PILOT SERVICES

H-16.                                          FINAL CONTRACT PERFORMANCE
                                               INCENTIVES

                                                                N00024-97-C-2202

H-1.  NAVSEA 5252.202-9101   ADDITIONAL DEFINITIONS
                             (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a)  DEPARTMENT - means the Department of the Navy.

(b)  REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR)
All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

     (1) National Item Identification Number (NIIN).   The number assigned to
         ------------------------------------------
each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

     (2) National Stock Number (NSN).  The National Stock Number (NSN) for an
         ---------------------------
item of supply consists of the applicable four position Federal Supply Class
(FSC) plus the applicable nine position NIIN assigned to the item of supply.

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                                                                N00024-97-C-2202



H-2. NAVSEA 5252.249-9105 AWARD FEE DETERMINATION IN EVENT OF TERMINATION OR DISCONTINUANCE (CA) (JAN 1990)

In the event that this contract is terminated in whole or pursuant to the contract clause entitled "TERMINATION (COST-REIMBURSEMENT)" (FAR 52.249-6) or in the event this contract is discontinued pursuant to the contract clause entitled "LIMITATION OF COST" (FAR 52.232-20), the last award fee period shall end with the effective date of such termination or discontinuance. In either of such events, the amount of award fee, if any, determined to be otherwise payable shall be adjusted or prorated to reflect the difference, if any, in award fee periods resulting from termination or discontinuance.


H-3. NAVSEA 5252.233-9103 DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT
(AT) - ALTERNATE I (JAN 1990)

(a) For the purposes of this requirement, the term "change" includes not only a change made pursuant to a written order designated as a "change order" but also (i) an engineering change proposed by the Government or the Contractor pursuant to the "Other Change Proposals" or other requirements of this contract and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment under the "CHANGES" clause or any other article or requirement of this contract.

(b) Whenever the Contractor requests or proposes an equitable adjustment of $500,000 or more per vessel in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall include the following information for each individual item or element of the request:

     (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of identifiable components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of identifiable raw

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                                                                N00024-97-C-2202


          material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

               (2) Description of work necessary to undo work already completed which has been deleted by the change;

               (3) Description of work which is substituted or added by the change. A list of identifiable components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

               (4) Description of interference and inefficiencies in performing the change;

               (5) Description of disruption attributable solely to the change; which description shall include the following information:

                    (i) Description of each identifiable element of disruption and how work has been, or may be, disrupted;

                   (ii) The calendar period of time during which disruption occurred, or may occur;

                  (iii) Area(s) of the Contractor's operations where disruption occurred, or may occur;

                   (iv) Trade(s) or functions disrupted, with a breakdown of manhours and material for each trade or function;

                    (v) Scheduling of trades before, during, and after the period of disruption insofar as such scheduling may relate to or be affected by the estimated disruption;

                   (vi) Description of any measures taken to lessen the disruptive effect of the change.

               (6) Delay in delivery attributable solely to the change;

               (7) Other work or increased costs attributable to the change;

               (8) Supplementing the foregoing, a narrative statement of the nature of the alleged Government act or omission, when the alleged Government act or omission occurred, and

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                                                                N00024-97-C-2202


the "causal" relationship between the alleged Government act or omission and the claimed consequences therefor, cross-referenced to the detailed information provided as required above.

(c) Each proposal submitted in accordance with this requirement shall include a copy of the Contractor's ship's labor budget at the cost class level in effect as of the date the event began, the cost incurred at the cost level as of the same date, and the proposed effect of the change at the cost class level.

(d) It is recognized that an individual request for equitable adjustment may not include all of the factors listed in subparagraphs (b) (1) through (b) (8) above, or that the Contractor may not reasonably be able to furnish complete information on all of the factors listed in subparagraphs (b) (1) through (b)
(8) above. Accordingly, the Contractor is only required to set forth in its request for equitable adjustment information with respect to those factors which are relevant to the individual request for equitable adjustment, or in the level of detail which is reasonably available to the Contractor.

(e) In addition to any information required under paragraph (b) above, each proposal submitted in support of a claim for equitable adjustment, under any requirement of this contract, in an amount which requires certified cost or pricing data, if requested by the Contracting Officer, shall contain a duly executed Standard Form (SF) 1411 with respect to each individual claim item. The information furnished shall be in sufficient detail to permit the Contracting Officer to cross-reference the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF 1411, with the information submitted pursuant to subparagraphs (b) (1) through (b) (8) hereof.

(f) The certification requirements as set forth in the clause of this contract entitled "CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF" (DFARS 252.233-7000) shall be complied with.

(g) Pursuant to 10 U.S.C. 2405, no price adjustment to this contract will be made for any amount set forth in a claim, request for equitable adjustment, or demand for payment under this contract (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than seventy-two (72) months before the submission of the claim, request, or demand. A claim, request, or demand shall be considered

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                                                                N00024-97-C-2202


to have been submitted only when the Contractor has provided the certification required by section 6(c) (1) of the Contract Disputes Act of 1978 (41 U.S.C. 6O5(c)(1)) and the supporting data for the claim, request, or demand.

H-4.  NAVSEA 5252.233-9107 EQUITABLE ADJUSTMENTS:  WAIVER AND RELEASE OF CLAIMS
(AT) (JAN 1983)

(a) Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" requirement, submits any claim for equitable adjustment under the foregoing, such claim shall include all types of adjustments in the total amounts to which the foregoing entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

(b) Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting Officer, it will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.

H-5. NAVSEA 5252.225-9100 FOREIGN SHIPYARD CONSTRUCTION PROHIBITION (AT) (JAN 1983)

Neither the vessel nor the hull, midbody, or other major fixed structural component of the vessel shall be constructed in a foreign shipyard.


H-6. NAVSEA 5252.227-9113 GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (JUL 1995)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with NAVSEA S0300-BU-GYD-010 dated November 1994. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

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

                                                                N00024-97-C-2202

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".

H-7.  NAVSEA 5252.217-9121 INDEMNIFICATION FOR ACCESS TO VESSEL (MAY 1989)

       Notwithstanding any provision in the "ACCESS TO VESSEL" clause, or any other clause of the contract, the Contractor agrees to allow officers, employees, and associates of the Government, or other prime contractors with the Government and their subcontractors, and officers, employees, and associates of offerors on other contemplated work, admission to the Contractor's facilities and access to the vessel without any further request for indemnification from any party, which has not previously been included in the contract price.

H-8. NAVSEA 5252.228-9106 INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS (CT) (JAN 1990)

(a) Unless otherwise directed by the Department, the Contractor shall procure and thereafter maintain with respect to each of the vessels Collision Liability and Protection and Indemnity Liabilities Insurance, if available, as set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau of Ships", dated 23 November 1942, in an amount equal to (i) eighty percent (80%) of the sum of the estimated cost of the vessel and an amount established by the Department to represent the value of materials and equipment furnished by the Government for installation by the Contractor, or (ii) Two Million Dollars ($2,000,000), whichever shall be less. The Government will indemnify the Contractor against liabilities (including expenses incidental thereto) to third persons which, but for the limitation on amount specified in this paragraph, would have been covered by such Collision Liability and Protection and Indemnity Liabilities Insurance, and which are not compensated for by insurance or otherwise, provided such liabilities are represented by final judgments or by settlements approved in writing by the Department. The Contractor shall not, however, be so indemnified against liabilities with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department. The Contractor shall promptly notify the Department of each suit or action filed and each claim made against which the Contractor may be

                                                                N00024-97-C-2202


entitled to indemnification under this paragraph. The Contractor shall furnish the Department with copies of all papers received with respect to each suit, action or claim and, if requested by the Department, shall authorize representatives of the Government to settle, or direct or take charge of the defense of, such suit, action or claim. In the absence of such request, the Contractor shall diligently proceed with such defense. The Government's liability under this paragraph (a) and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau of Ships, dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

(b) The cost of the insurance required by paragraph (a) of this requirement is included in the estimated cost and the cost of all other insurance which may be required or approved pursuant to this requirement will reimbursed to the Contractor. If the Department should require or approve the cancellation of any insurance or any insurance is otherwise canceled, the Contractor will promptly pay to the Government the amount of all unearned premiums refunded to the Contractor, but only to the extent that such premiums shall have been reimbursed to the Contractor by the Government.

(c) All insurance which is or may be required or approved pursuant to this requirement shall be in such form, in such amounts, for such periods of time, and with such insurers as the Department may from time to time require or approve, provided the Contractor and the Government shall be named as insureds and shall be entitled to payment of any loss or damage as its interests may appear. The policies or certificates of insurance shall be deposited with the Assistant Secretary of the Navy (R,D&A), Insurance Office, or as the Department may otherwise direct.

(d) The indemnification afforded by the Government to the Contractor for the purposes of this requirement is without regard and as an exception to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20).


H-10. NAVSEA 5252.243-9105 NOTIFICATION OF CHANGES (CT) (JAN 1983)

(a)  Definitions.  As used in this requirement, the term "Contracting Officer"
     -----------
does not include any representative of the Contracting Officer whether or not such representative is acting within the scope of his authority nor does it include any other individuals or activities that in any way communicate with the Contractor. As used in this requirement, the term "conduct" includes both actions and failures to act, and includes the furnishing of, or the failure to furnish, any item under any requirement of this contract.

(b)  Notice.  The primary purpose of this requirement is to obtain prompt
     ------
reporting of any conduct which the Contractor considers would constitute or would require a change to this contract. The parties acknowledge that proper administration of this contract requires that potential changes be identified and resolved as they arise. Therefore, except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Contracting Officer of any conduct which the Contractor considers would constitute or would require a change to this contract. Such notice shall be provided promptly, and in any event within thirty (30) calendar days from the date the Contractor identifies any such conduct. The Notice shall be written and shall state, on the basis of the most accurate information available to the
Contractor:

     (i) The date, nature, and circumstances of the conduct regarded as a change;

    (ii) The name, function, and activity of the individuals directly involved in or knowledgeable about such conduct;

   (iii) The identification of any documents and the substance of any oral communication involved in such conduct;

    (iv) The particular elements of contract performance for which the Contractor might seek an equitable adjustment under this requirement, including:

          (1) What ship(s) have been or might be affected by the potential change;

          (2) To the extent practicable, labor or materials or both which have been or might be added, deleted, or wasted by the potential change;

          (3) To the extent practicable, the Contractor's preliminary order of magnitude estimate of cost and schedule effect of the potential change; and

          (4) What and in what manner are the particular technical requirements or contract requirements regarded as changed.

(c)  Continued Performance.  Except as provided in paragraph (f) below,
     ---------------------
following submission of notice, the Contractor shall take no action to implement a potential change until advised by the Contracting Officer in writing as provided in (d) below, unless the potential change was previously directed by the Contracting Officer, in which case the Contractor shall conform therewith. Nothing in this paragraph (c) shall excuse the Contractor from proceeding with contract work other than implementation of the potential change or from proceeding in accordance with directions issued by the Contracting Officer.

(d)  Government Response.  The Contracting Officer shall promptly, and in any
     -------------------
event within twenty-one (21) calendar days after receipt of Notice, respond thereto in writing. In such response, the Contracting officer shall either:

          (i) Confirm that the conduct of which the Contractor gave notice would constitute a change, and when necessary, direct the mode of further performance, or;

         (ii) Countermand any conduct regarded by the Contractor as a change, or;

        (iii) Deny that the conduct of which the Contractor gave notice would constitute a change and, when necessary, direct the mode of further performance, or;

         (iv) In the event the Contractor's notice information is inadequate to make a decision under (i), (ii) or (iii) above, advise the Contractor what additional information is required. Failure of the Government to respond within the time required above shall be deemed a countermand under (d) (ii).

(e)  Equitable Adjustment.  Equitable adjustments for changes confirmed or
     --------------------
countermanded by the Contracting Officer shall be made in accordance with the clause of this contract entitled "CHANGES", or any other requirement of this contract which provides for an equitable adjustment.

(f)  Special Procedures.  Paragraph (c) provides that the Contractor is to take
     ------------------
no action to implement a potential change pending the Contracting Officer's response to the Contractor's notice of the potential change, except where specifically directed by the Contracting Officer. In special situations, however, where

     (1) The circumstances do not allow sufficient time to notify the Contracting Officer of the facts prior to the need to proceed with the work, and;

     (2) The work must proceed to avoid hazards to personnel or property or to avoid additional cost to the Government, the Contractor may proceed with work in accordance with the potential change. In such special situations, the Contractor shall advise the Contracting Officer in writing within ten (10) days of the conduct giving rise to the potential change that the Contractor has proceeded and shall describe the nature of the special situation which required proceeding prior to notification. Within thirty (30) calendar days of the conduct giving rise to the potential change, the Contractor shall provide notice as required in
(b) above. The Contracting Officer shall respond as set forth in (d) above. If the Contracting Officer determines that the conduct constitutes a change and countermands it, the Contractor shall be entitled to an equitable adjustment for performance in accordance with that change prior to the countermand including performance resulting from the countermand.

(g) When the Contractor identifies any conduct which may result in delay to delivery of the ship(s), the Contractor shall promptly so inform the Contracting Officer thereof prior to providing the notice required by paragraph (b) above.

(h) Despite good faith best efforts, occasions may arise in which the Contractor does not provide notice within the time periods specified in paragraphs (b) and (f) above. Accordingly, prior to the end of the first and third quarters of each calendar year through the period of performance of this
contract, beginning with the     *  quarter of  *  , the Contractor shall
                             -----            -----
deliver to the Government an executed bilateral contract modification, in the format set forth in Exhibit "A" to this requirement,

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

covering the six month period of time ending with the second and fourth quarters, respectively, of the preceding year, with such specific exceptions, if any, as are identified by the Contractor. If the Contractor cites specific exceptions to the release, the Contractor shall concurrently provide the Contracting Officer with notice, containing the information set forth in paragraph (b) of this requirement, for each item excepted from the release. However, the release required by this requirement shall not make unallowable any costs which are otherwise allowable under any other requirement of this contract.

     Within sixty (60) days of receipt of the release, the Contracting Officer shall sign and return a copy of the release to the Contractor. If the Contracting Officer fails to execute and return the release within the required time, then the release shall be deemed to be void and of no effect for the period involved.

(i) If the release in accordance with paragraph (h) above is not provided to the Government by the Contractor in the time required, the Contracting Officer may execute the release as set forth in Exhibit "A" and send it to the Contractor. If the Contractor fails to execute the release and return it to the Government (with any specific exceptions) within sixty (60) days of receipt thereof, the required release shall then be deemed effective as if signed by the Contractor.

Exhibit A to the Requirement entitled "NOTIFICATION OF CHANGES"
--------------------------------------------------------------

This modification reflects the agreement of the parties to the mutual full and final releases for the consequences of that conduct (as conduct is defined in the requirement entitled "NOTIFICATION OF CHANGES"), described below, except the conduct identified in Attachment A hereto is excluded and not covered by the terms of this release.

1. Except for the conduct listed in Attachment A by either party, neither the Contractor nor the Government shall be entitled to any equitable adjustment or to money damages and/or other relief for any conduct, as specified below.

2. In consideration of the foregoing the parties hereby agree to the following release:

     a. The Government, for itself, its assigns, vendors, suppliers, and contractors, hereby remises, releases, and forever discharges the Contractor, its officers, agents and

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

employees from any and all entitlement of the Government to equitable adjustment of the contract cost and fee and delivery schedule due to conduct under this contract, which occurred on or before * .
                                      ----

     b. The Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors, hereby remises, releases and forever discharges the Government, its officers, agents and employees from (i) any and all entitlement of the Contractor to equitable adjustment of the contract cost and fee and/or delivery schedule of this contract or of any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party by reason of any conduct which increases the Contractor's cost or time of performance of work under this contract and meets the following conditions (1) known to the Contractor, (2) occurred on or before
 *   and (3) the Contractor failed to give notice prior to date of this release,
---
and (ii) any and all liabilities to the Contractor for money damages and/or other relief for the impact of any such conduct, upon this contract or any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party.

H-11. NAVSEA 5252.216-9110 ORDERS (FIXED-PRICE) (MAY 1993) (APPLICABLE TO ITEMS 0006, 0008 AND 0010)

(a)  General.  Orders for supplies or services specified in Section B of the
     -------
Schedule may be issued by the Contracting Officer at any time during the effective period of this agreement. Except as otherwise provided in paragraph
(e) below, the Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this agreement. It is understood and agreed that the Government has no obligation under the terms of this agreement to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this agreement shall not be used for the furnishing of supplies or services which are covered by any "guaranty" or "warranty" clause(s) of the contract(s) under which the supplies were manufactured. In the event of any inconsistency between any order and this agreement, this agreement shall control. All requirements of this agreement shall be applicable to all orders issued hereunder. Wherever the word "contract" appears in this agreement, it shall be deemed to include within its meaning the word "order", and each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this agreement.

(b)  Ordering. Orders and revisions thereto shall be made in writing and be
     --------
signed by any authorized Contracting Officer cited in paragraph (i). Each order shall:

          (1) set forth detailed specifications or requirements for the supplies or services being ordered, (or reference applicable specifications or requirements in Section C of this agreement), and, shall refer to the appropriate item under Section B of this agreement;

          (2)  set forth quantities being ordered;

          (3) set forth preservation, packaging and packing instructions, if any;

          (4)  set forth delivery or performance dates;

          (5) designate the place(s) where inspection and acceptance will be made by the Government;

          (6) set forth either the firm contract price or, in the case of an undefinitized order, the definitization schedule and both the monetary limitation on Government liability for the undefinitized order and the maximum ceiling amount at which the order may be definitized;

          (7) set forth appropriation and accounting data for the work being ordered;

          (8)  set forth any discount offered for prompt payment;

          (9)  be dated;

         (10)  be identified by number in accordance with DFARS 204.7004;

         (11) set forth the property, if any, to be furnished by the Government and the date(s) such property is to be delivered to the Contractor;

          (12) set forth the disbursing office where payment is to be made and other applicable contract administration data;

          (13) cite the applicable circumstance or exception and the justification control number. Orders for items not identified in the class justification, or an individual justification, and the basic ordering agreement are unauthorized;

          (14)  be issued on an SF 26 or a DD Form 1155; and

          (15)  set forth any other pertinent information.

(c)  Firm Priced Orders.  Except as otherwise provided in paragraph (d) below,
     ------------------
the Contractor shall not begin any work on an order until a firm priced order is issued by the Contracting Officer. Upon receipt of a proposed order, the Contractor shall promptly submit to the Contracting Officer a price proposal for the work specified in the order. The Contractor agrees that it will submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly after receipt of the Contractor's proposal and supporting cost or pricing data, the Contractor and the Contracting Officer shall negotiate and agree upon a price and delivery schedule for the work being ordered. The price and delivery schedule, as agreed upon, shall be set forth in the priced order and the order shall be signed by both the Contracting Officer and the Contractor. Upon receipt of the priced order, the Contractor shall promptly commence work and shall diligently complete it.

(d)  Undefinitized Orders.  Whenever the Contracting Officer determines that
     --------------------
urgent demands or requirements prevent the issuance of a firm priced order, the Contracting Officer may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount and a schedule for definitization, as described in subparagraph
(f) (2) below. Upon request, the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum price at which the order may be definitized. Except as provided in paragraph (e) below, the Contractor shall commence performance of the order upon receipt. The clause entitled "PRICE CEILING" (DFARS 252.217-7027) shall be included in any undefinitized order.

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

(e)  Rejection of Unilateral Orders.  The Contractor may reject any unilateral
     ------------------------------
order if the Contractor determines it cannot feasibly perform the order, or if it does not concur with the maximum ceiling amount. However, each unilateral order shall be deemed to have been accepted by the Contractor unless within fifteen (15) days of issuance of the order the Contractor notifies the Contracting Officer in writing of its rejection of the order.

(f)  Definitization of Undefinitized Orders.  (1) The Contractor agrees that
     --------------------------------------
following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) other mutually agreeable clauses, terms and/or conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor shall submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR or the Contracting Officer, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.

     (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

          (i) specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

         (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceeds fifty percent

          (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

     (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (f)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

(g) Limitation of Government Liability. (1) Each undefinitized order shall set
    ----------------------------------
forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, those expenditures and obligations will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The clause at FAR 52.216-24 shall be included in any undefinitized order.

     (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long lead procurements; and except as otherwise provided in subparagraph (g)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the maximum ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

     (3) If the Contractor submits a qualifying proposal, as defined in DFARS 217.7401, to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the maximum ceiling amount, the Contracting Officer may increase the limitation of Government liability up to no more than seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

     (4) If at any time the Contractor believes that its expenditures under an order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty
(30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to definitization.

(h)  Initial Spares. The limitations set forth in paragraph (d) and
     --------------
subparagraphs (f) (2), (g) (2) and (g) (3), do not apply to undefinitized orders for the purchase of initial spares.

(i) Ordering Activities. The following activities are authorized to issue orders
    -------------------
hereunder:

                   -NAVSEA PMS 317

                   -Supervisor of Shipbuilding Conversion and Repair, USN (TBD)

The Contracting Officer of the Ordering Activity shall forward a copy of each executed order marked "DD-350", to the Commander, Naval Sea Systems Command,
ATTN: SEA 0294.

H-12. NAVESEA 5252. 243-9113 OTHER CHANGE PROPOSALS (CT) (JAN 1990)

(a) The Contracting Officer, in addition to proposing engineering changes pursuant to other requirements of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES", may propose other changes within the general scope of this contract as set forth below. Within forty-five (45) days from the date of receipt of any such proposed change, or within such further time as the Contracting Officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and its estimate of: (A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting Officer may require. Within sixty (60) days from the date of receipt of the Contractors's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract cost and fee including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

(b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

(c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES" clause. The Contractor shall be entitled to an equitable adjustment in the contract cost and fee for the effort required under subparagraph (a), but the Contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract cost and fee shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

H-13. NAVSEA 5252.216-9112       ORDERS    (COST-PLUS-FIXED-FEE)
      (MAY 1993)
      (APPLICABLE TO ITEM 0007)

(a) General. Orders for supplies or services specified in Section B of the
    -------
Schedule may be issued by the Contracting Officer at any time during the effective period of this agreement. Except as otherwise provided in paragraph
(e) of this clause, the Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this agreement. It is understood and agreed that the

Government has no obligation under the terms of this agreement to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this agreement shall not be used for the furnishing of supplies or services which are covered by any "guaranty" or "warranty" clause(s) of the contract(s) under which the supplies were manufactured. In the event of any inconsistency between any order and this agreement, this agreement shall control. All the requirements of this agreement shall be applicable to all orders issued hereunder. Wherever the word "contract" appears in this agreement, it shall be deemed to include within its meaning the word "order", and each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this agreement.

(b) Ordering. Orders and revisions thereto shall be made in writing and be
    --------
signed by any authorized Contracting Officer cited in paragraph (i). Each order shall:

          (1) set forth detailed specifications or requirements for the supplies or services being ordered, (or reference applicable specifications or requirements in Section C of this agreement), and, if applicable, shall refer to appropriate item under Section B of this agreement;

          (2) set forth quantities being ordered;

          (3) set forth preservation, packaging and packing instructions, if any;

          (4) set forth delivery or performance dates;

          (5) designate the place(s) where inspection and acceptance will be made by the Government;

          (6) set forth the estimated cost and fixed fee or, in the case of an undefinitized order, the definitization schedule and both the monetary limitation on Government liability for the undefinitized order and the maximum ceiling amount at which the order may be definitized;

          (7) set forth appropriation and accounting data for the work being ordered;

          (8)  be dated;

          (9)  be identified by number in accordance with DFARS 204.7004;

         (10) set forth the property, if any, to be furnished by the Government and the date(s) such property is to be delivered to the Contractor;

         (11) set forth the disbursing office where payment is to be made and other applicable contract administration data.

         (12) cite the applicable circumstance or exception and the justification control number. Orders for items not identified in the class justification, or an individual justification and the basic ordering agreement are unauthorized;

         (13)  be issued on an SF 26 or DD Form 1155; and

         (14)  set forth any other pertinent information.

(c) Priced Orders. Except as otherwise provided in paragraph (d) below, the
    -------------
Contractor shall not being any work on an order until the estimated cost and fixed fee for the order have been agreed upon by the Contracting Officer and Contractor and an order is issued by the Contracting Officer. Upon receipt of a proposed order, the Contractor shall promptly submit to the Contracting Officer a cost proposal for the work specified in the order. The Contractor shall submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly after receipt of the Contractor's proposal and supporting cost or pricing data, the Contractor and the Contracting Officer shall negotiate and agree upon the estimated cost, fixed fee, and delivery schedule for the work being ordered. The estimated cost, fixed fee, and delivery schedule, as agreed upon, shall be set forth in the priced order and the order shall be signed by both the Contracting Officer and the Contractor. Upon receipt of the priced order, the Contractor shall promptly commence work and shall diligently complete it.

(d) Undefinitized Orders. Whenever the Contracting Officer determines that
    --------------------
urgent demands or requirements prevent the issuance of a priced order, the Contracting Officer may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount, and a schedule for definitization of the order, as described in subparagraph (f) (2) below. Upon request, the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum amount (including fee) at which the order may be definitized. Except as provided in paragraph (e) below, the Contractor shall commence performance of the order upon receipt. The clause entitled "PRICE CEILING" (DFARS 252.217-7027) shall be included in any undefinitized order.

(e) Rejection of Unilateral Orders. The Contractor may reject any unilateral
    ------------------------------
order if the Contractor determines that it cannot feasibly perform the order or if it does not concur with the maximum ceiling amount. However, each unilateral order shall be deemed to have been accepted by the Contractor unless within fifteen (15) days of issuance of the order the Contractor notifies the Contracting Officer in writing of its rejection of the order.

(f) Definitization of Undefinitized Orders. (1) The Contractor agrees that
    --------------------------------------
following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the CPFF and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and (C) other mutually agreeable clauses, terms and/or conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor shall submit a cost proposal with sufficient data to support the accuracy and derivation of its CPFF proposal; and, when required by FAR or the Contracting Officer, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The CPFF agreed upon shall be set forth in a bilateral modification to the order. In no event shall the CPFF exceed the maximum ceiling amount specified in the undefinitized order.

     (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

          (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

          (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceeds fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

     (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (f)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable CPFF in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

(g)    Limitation of Government Liability.   (1) Each undefinitized order shall
       ----------------------------------
set forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made or if such obligations are incurred, those expenditures and obligations will be at the Contractor's sole risk and expense, Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The clause at FAR 52.216-24 shall be included in any undefinitized order.

     (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long-lead procurements; and except as otherwise provided in subparagraph (g)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the maximum ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

     (3) If the Contractor submits a qualifying proposal, as defined in DFARS
217.7401 to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the maximum ceiling amount, the Contracting Officer may increase the limitation of Government Liability up to no more than seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the total CPFF proposed by the Contractor, whichever is less.

     (4) If at any time the Contractor believes that its expenditure under an order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty
(30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to definitization.

(h)  Initial Spares.  The limitations set forth in paragraph (d) and
     --------------
subparagraphs (f)(2), (g)(2) and (g)(3) do not apply to undefinitized orders for the purchase of initial spares.

(i)   Ordering Activities.  The following activities are authorized to issue
      -------------------
orders hereunder:

                               - NAVSEA PMS 317

                                         - Supervisor of Shipbuilding Conversion
and Repair, USN (TBD)

The Contracting Officer of the Ordering Activity shall forward a copy of each executed order marked "DD-350", to the Commander, Naval Sea Systems Command,
ATTN: SEA 0294.

H-14. NAVSEA 5252.249-9100 SPECIAL CONTRACT REQUIREMENT CONCERNING TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SEP 1990)

If this contract is terminated pursuant to the clause entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)" (FAR 52.249-2), the Contractor shall arrange for the return to its plant(s) or for other disposition of its engineers assigned to this contract and affected by such termination. To the extent terminated, the Government shall be liable only for payment in accordance with the payment and compensation requirements of this contract, for services of engineers assigned to this contract which are rendered prior to the effective date of termination and during the next thirty (30) days, or until the engineers' periods of service under this contract are terminated, whichever is earlier.

H-15.  NAVSEA 5252.247-9110 TUG AND PILOT SERVICES (SEP 1990)

The Contractor shall provide necessary tug and pilot services to move the vessel(s) from the fairway of the plant to the pier or dock, and upon completion of all work from the pier or dock, to the fairway of the plant.

H-16      FINAL CONTRACT PERFORMANCE INCENTIVES
          -------------------------------------

1.0  Nature of Incentive:
     -------------------

     The intent of this incentive is to provide an added inducement above and beyond the Award fee for the Contractor to design and build a trouble free ship capable of uninterrupted exceptional performance. This incentive shall be based solely on the overall operation and required maintenance of the Lead Ship (LPD
17), First Option Ship (LPD 18), and Second Option Ship (LPD 19).

2.0  Evaluation Factors:
     ------------------

     The ship's performance shall be evaluated on the following factors:

     1. How well each ship performed its required mission. Mission effectiveness is defined as the time of ship operation free of mission degrading (CAT 3 or 4)
             system casualties as a fraction of total operation time.
          2. Predicted vs. actual Total Maintenance Man-Hours (TMMH), preventive and corrective, for selected mission essential equipment.
          3. Predicted vs. actual Operational Availability for selected mission essential equipment.
          4. Predicted vs. actual Operational and Support (O&S) Maintenance, Manpower and Training Costs.
          5. Overall effectiveness of operations at sea of the ship(s).
          6. IPDE effectiveness in Shipboard environment.

          The Government may revise these factors and/or add additional factors in this section.

     3.0       Incentive Periods:
               -----------------

               Performance evaluations will be conducted in accordance with the schedule below:

     3.1       Incentive Period for Lead ship (LPD 17): The incentive period
               ---------------------------------------
     shall commence at the conclusion of the ship Guaranty Period and conclude three (3) years later.

     3.2       Incentive Period for Option ship(s) (LPD 18, and 19): The
               ----------------------------------------------------
     incentive period shall commence at the conclusion of the applicable Option ship Guaranty Period and conclude three (3) years later.

     4.0       Performance Incentive Board:
               ---------------------------

               Within thirty (30) days of the completion of each three (3) year performance period, the board specified below shall meet and determine what performance incentives, if any, shall be paid to the Contractor.

               The Performance Incentive Board (PIB) shall consist of no less than six of the following member (or designated alternates):

          (1)  PMS 317 LPD 17 Program Manager, Chairman
          (2)  PMS 317 Director of Acquisition
          (3)  PMS 317 Director of LPD 17 Fleet Operation, Support &
               Modernization
          (4)  PMS 317 Director of Logistics and Fleet Support
          (5)  Commanding Officer(s) as applicable
          (6)  Representative of President, Board of Inspection and Surveys
          (7)  COMNAVSURFLANT/PAC Representative as applicable

          (8)  USMC Representative
          (9)  Procuring Contracting Officer or designated representative

     4.1       Approving Official
               ------------------

               The Approving Official, who will be the LPD 17 Program Manager, shall make determinations of the incentive fee due to the Contractor upon the basis of the performance evaluation conducted by the PIB.

     5.0       Calculation of Incentive:
               -------------------------

          5.1 Incentive for Evaluation Factors 1, 2, & 3:
          -----------------------------------------------

            For Lead Ship (LPD 17):
            ----------------------

            For Evaluation Factor 1:
            -----------------------

                       (T17a - T17p)               Avail.
          Incentive = --------------- x 0.20 x    Incentive
                        (100 - T17p)               for LPD 17

                    or .20 of available incentive, whichever is less.

            Where:

                 T17a = Actual Time of Operation Free of C3 or C4 CASREPS
                        (Expressed in percent)

                 T17p = Predicted Time of Operation Free of C3 or C4 CASREPS
                        (Expressed in percent)

            For Evaluation Factor 2:
            -----------------------

                          (TMMH17p-TMMH17a)            Avail.
          Incentive = 2 x ------------------ x 0.20 x Incentive
                                TMMH17p                for LPD 17

               or .20 of available incentive, whichever is less.

          Where:

               TMMH17a = Actual Total Maintenance Man-Hours, preventive and corrective, for selected mission essential equipment on the LEAD SHIP (LPD 17)

               TMMH17p = Predicted Total Maintenance Man-Hours, preventive and corrective, for selected mission essential equipment on the LEAD SHIP (LPD 17)


          For Evaluation Factor 3:
          -----------------------

                       (A\o\17a - (A\o\17p)                 Avail.
          Incentive = ---------------------  X 0.20 X       Incentive for
                         (1.00 - A\o\17p)                   Lead Ship
                                                            (LPD 17)

     or .20 of available incentive, whichever is less.

     Where:

               Ao17a = Actual Ao for selected mission essential equipment on the Lead Ship (LPD 17)

               Ao17p = Predicted Ao for selected mission essential equipment on the Lead Ship (LPD 17)


     For First Option Ship (LPD 18):
     ------------------------------

     For Evaluation Factor 1:
     -----------------------

               [(T17a+T18a)/2] - T18p                       Avail. Incentive
   Incentive =  ------------------   X 0.20 X               for First Option
                  (100 - T18p)                              Ship (LPD 18)


     or .20 of available incentive, whichever is less.

     Where:

               T18a = Actual Time of Operation Free of C3 or C4 CASREPS for
                      First Option Ship (LPD 18) (Expressed in percent)

               T18p = T17p, or T17a, or prediction for LPD 18 whichever is greater (Expressed in percent)

          For Evaluation Factor 2:
          -----------------------

                    (TMMH18p-[(TMMH17a+TMMH18a)]/2)               Avail.

     Incentive = 2 x _________________________________ x 0.20 x Incentive for
                              TMMH18P                           First Option
                                                                Ship (LPD 18)


          or .20 of available incentive, whichever is less.

Where:

     TMMH18a = Actual Total Maintenance Man-Hours,
                preventive and corrective, for selected
                mission essential equipment on the OPTION
                SHIP(LPD 18)

     TMMH18p = TMMH17p, or TMMH17a, or prediction for LPD
                18 whichever is lower.

     For Evaluation Factor 3:
     ------------------------

Incentive = [(A/o/17a+A/o/18a)]/2- A/o/ 18p          Avail. Incentive
            -----------------------------   x 0.20 x for First Option
                (1.00 - A/o/18p)                     Ship (LPD 18)

          or .20 of available incentive, whichever is less.

     Where:

       Ao18a = Actual Ao for selected mission essential equipment on the First Option Ship (LPD 18)

       Ao18p = Ao17p, or Ao17a, or predicted Ao for LPD 18, whichever is greater.


     For Second Option Ship (LPD 18):
     --------------------------------

     For Evaluation Factor 1:
     ------------------------

           [(T17a+T18a+T19a)]/3 - T19p          Avail.
Incentive = -------------------------- x 0.20 x Incentive for
                 (100 - T19p)                   Second Option
                                                Ship (LPD 19)

          or .20 of available incentive, whichever is less.

     Where:

          T19a = Actual Time of Operation Free of C3 or C4 CASREPS for Second
                 Option Ship (LPD 19) (Expressed in percent)

          T19p = T17p, T17a, T18p, T18a, or prediction for LPD 19, whichever is greater. (Expressed in percent)

     For Evaluation Factor 2:
     -----------------------

                 TMMH19p - [(TMMH17a - TMMH18a +TMMH19a)]/3            Avail
Incentive = 2 x --------------------------------------------- x 0.20 x Incentive
                                   TMMH19p                             for
                                                                       Option
                                                                       Ship (LPD
                                                                       19)

          or .20 of available incentive, whichever is less.

       Where:

       TMMH19a = Actual Total Maintenance Man-Hours, preventive and corrective, for selected mission essential equipment on the OPTION SHIP (LPD 19)

       TMMH19p = TMMH17a, TMMH17p, TMMH18a, TMMH18p, or prediction for LPD 19 whichever is lower.

     For Evaluation Factor 3:
     -----------------------

            [(A/o/7a+A/o/18a+A/o/19a)]/3- A/o/19p          Avail
Incentive = --------------------------------------X 0.20 X Incentive for Option
                                                           Ship (LPD 19)
          or .20 of available incentive, whichever is less.

     Where:

       Ao19a = Actual Ao for selected mission essential equipment on Second
                 Option Ship (LPD 19)

       Ao19p = Ao17p, or Ao17a, or Ao18p, or Ao18a, or predicted Ao for LPD 19, whichever is greater.

5.2  Evaluation 4, 5, 6 and 7:
     ------------------------

     The remaining incentive pool available after computing the incentive for factors 1, 2, and 3 will be available as the incentive pool for factors 4, 5, 6 and 7.

6.0 Incentive Pools:
    ---------------

    One hundred percent (100%) of all unearned award fee for CLINs 0001, 0002 and 0003, as calculated pursuant to Contract Requirement B-3 entitled "Determination of Fee (NAVSEA) (OCT 1990) ", up to a maximum of $10,000,000 per ship, shall be forward for this incentive pool.

7.0 Finality of Incentive Decision:
    ------------------------------

     Determinations with respect to the amount of incentives to be paid to the Contractor are final and shall not be subject to the "DISPUTES" Clause of this Contract.

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

1. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:
APPLICABLE TO ITEMS 0006,0008,0010 AND 0011

FAR
SOURCE         TITLE AND DATE
------         --------------

52.202-1       DEFINITIONS (OCT 1995)

52.203-3       GRATUITIES (APR 1984)

52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
               GOVERNMENT (JUL 1995)

52.203-7       ANTI-KICKBACK PROCEDURES (JUL 1995)

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
               ACTIVITY (SEP 1990)

52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
               FEDERAL TRANSACTIONS (JAN 1990)
               (Applies if this contract exceeds $100,000.)

52.203-13      PROCUREMENT INTEGRITY-SERVICE CONTRACTING
               (SEP 1990)

52.204-2       SECURITY REQUIREMENTS (AUG 1996)

52.204-4       PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER
               (JUNE 1996)

52.208-1       REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED
               ITEMS (APR 1984)

52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
               1995)

Fixed-Price Supply (Negotiated) 21 October 1996
Updated through FAC 90-42 and DAC 91-11

FAR
SOURCE         TITLE AND DATE
------         --------------

52.211-5       NEW MATERIAL (MAY 1995)

52.211-7 OTHER THAN NEW MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (MAY 1995)

52.211-15      DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.215-2       AUDIT AND RECORDS-NEGOTIATION (AUG 1996)

52.215-22      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1995)

52.215-23      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS
               (OCT 1995)

52.215-24      SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)

52.215-25      SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (OCT 1995)

52.215-26      INTEGRITY OF UNIT PRICES (OCT 1995)(Applies if contract award was based on full and open competition.)

52.215-26      INTEGRITY OF UNIT PRICES (OCT 1995) AND ALTERNATE I (APR
and Alt I      1991)(Applies if contract award was not based on full and open competition.)

52.215-27      TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)

52.215-39      REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT BENEFITS
               OTHER THAN PENSIONS (PRB)(MAR 1996)

52.215-40      NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)

FAR
SOURCE         TITLE AND DATE
------         --------------

52.219-8       UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
               WOMEN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)

52.219-9       SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
               SMALL BUSINESS SUBCONTRACTING PLAN (AUG 1996)

52.219-9       SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
and Alt II     SMALL BUSINESS SUBCONTRACTING PLAN (AUG 1996) AND
               ALTERNATE II (MAR 1996)

52.219-16      LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT
               1995)

52.222-1       NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR
               1984)

52.222-3       CONVICT LABOR (AUG 1996)

52.222-4       CONTRACT WORK HOURS AND SAFETY STANDARDS
               ACT--OVERTIME COMPENSATION (JUL 1995)

52.222-20      WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1995)
               (Deviation 95-00009 dated 15 Dec 1995 deletes the words
               "representation and" from paragraph (a) of the APR 1984 clause.)

52.222-26      EQUAL OPPORTUNITY (APR 1984)

52.222-28      EQUAL OPPORTUNITY PREAWARD CLEARANCE OF
               SUBCONTRACTS (APR 1984) (Applies if this contract is $1,000,000 or more.) (As used in the foregoing clause, the term "Contracting
               Officer" shall be deemed to mean the "Administrative Contracting
               Officer (ACO)".)

52.222-35      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS
               (APR 1984)

52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS
               AND VETERANS OF THE VIETNAM ERA (JAN 1988)

FAR
SOURCE         TITLE AND DATE
------         --------------
52.223-2       CLEAN AIR AND WATER (APR 1984)

52.223-6       DRUG-FREE WORKPLACE (JUL 1990)

52.223-11      OZONE-DEPLETING SUBSTANCES (JUN 1996)

52.223-12      REFRIGERATION EQUIPMENT AND AIR CONDITIONERS (MAY 1995)

52.223-14      TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

52.225-10      DUTY-FREE ENTRY (APR 1984) (Applies if this contract exceeds
               $100,000.)

52.225-11      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)

52.225-14      INCONSISTENCY BETWEEN ENGLISH VERSION AND TRANSLATION OF CONTRACT
               (AUG 1989)

52.226-1 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (SEP 1996)

52.227-1       AUTHORIZATION AND CONSENT (JUL 1995)

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)

52.227-10      FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT MATTER (APR
               1984)

52.229-3       FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

52.229-4       FEDERAL, STATE, AND LOCAL TAXES (NON-COMPETITIVE CONTRACTS) (JAN
               1991)

52.229-5       TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO
               (APR 1984)

52.230-2       COST ACCOUNTING STANDARDS (APR 1996)

52.230-3       DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR
               1996)

FAR
SOURCE         TITLE AND DATE
------         --------------
52.230-65      ADMINISTRATION OF COST ACCOUNTING STANDARDS (APR 1996)

52.232-1       PAYMENTS (APR 1984)

52.232-8       DISCOUNTS FOR PROMPT PAYMENT (APR 1989)

52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-11      EXTRAS (APR 1984)

52.232-16      PROGRESS PAYMENTS (JUL 1991) (Applies if the Contractor is other than a Small Business Concern.)

52.232-16      PROGRESS PAYMENTS (JUL 1991) AND ALTERNATE I (AUG 1987) (Applies
and Alt I      if the Contractor is a Small Business Concern.)

52.232-17      INTEREST (JUN 1996)

52.232-23      ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)
and Alt I

52.232-25      PROMPT PAYMENT (MAR 1994)

52.232-33      MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG
               1996)

52.233-1       DISPUTES (OCT 1995) AND ALTERNATE I (DEC 1991)
and Alt I

52.233-3       PROTEST AFTER AWARD (AUG 1996) AND ALTERNATE I (JUN 1985)
and Alt I

52.234-1 INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III (FEB 1995)

52.237-8       RESTRICTION ON SEVERANCE PAYMENTS TO FOREIGN NATIONALS (OCT 1995)

52.242-3       PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)

52.242-10      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (APR
               1984)

SOURCE         TITLE AND DATE
------         --------------

52.242-11      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR INDICIA
               MAIL (FEB 1993)

52.242-12      REPORT OF SHIPMENT (REPSHIP) (JUL 1995)

52.242-13      BANKRUPTCY (JUL 1995)

52.243-1       CHANGES--FIXED-PRICE (AUG 1987) AND ALTERNATE
and Alt II     II (APR 1984)

52.243-6       CHANGE ORDER ACCOUNTING (APR 1984)

52.244-5       COMPETITION IN SUBCONTRACTING (JAN 1996)

52.245-2 GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989 (DEVIATION) (SEP 1995) (The language "special tooling accountable to the contract is subject to the provisions of the special tooling clause and not the provisions of the Government Property (Fixed-Price Contracts) clause" in paragraph 52.245-2(c) is waived for a period of one year, ending 16 October 1996, or until the FAR is changed, whichever occurs first.) (This clause applies if contract award was based on full and open competition.)

52.245-2       GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989) AND
and Alt I      ALTERNATE I (APR 1984) (DEVIATION) (SEP 1995) (The language
               "special tooling accountable to the contract is subject to the provisions of the special tooling clause and not the provisions of the Government Property (Fixed-Price
               Contracts) clause" in paragraph 52.245-2(c) is waived for a period of one year, ending 16 October 1996, or until the FAR is changed, whichever occurs first.) (This clause applies if contract award was not based on full and open competition.)

52.244-6       SUBCONTRACTS FOR COMMERCIAL ITEMS AND
               COMMERCIAL COMPONENTS (OCT 1995)

FAR
SOURCE         TITLE AND DATE
------         --------------

52.246-23      LIMITATION OF LIABILITY (APR 1984)

52.246-24      LIMITATION OF LIABILITY--HIGH VALUE ITEMS (APR 1984)

52.246-25      LIMITATION OF LIABILITY--SERVICES (APR 1984)

52.247-1       COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds $100,000.)

52.249-1 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SHORT FORM) (APR 1984) (Applies if this contract is $100,000 or less.)

52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1996) (Applies if this contract exceeds $100,000.)

52.249-8       DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.253-1       COMPUTER GENERATED FORMS (JAN 1991)

II. DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS SOURCE                       TITLE AND DATE
------------                       --------------

252.203-7000        STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER
                    DEPARTMENT OF DEFENSE EMPLOYEES (NOV 1995)(Applies if this contract exceeds $100,000.)

252.203-7001        SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)

252.203-7002        DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
                    (Applies if this contract exceeds $5,000,000.)

252.204-7000        DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003        CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
                    (APR 1992)

252.205-7000        PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT
                    HOLDERS (DEC 1991) (Applies if this contract exceeds
                    $500,000.)

252.209-7000        ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                    INSPECTION UNDER THE INTERMEDIATE-
                    RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)

252.209-7004        REPORTING OF COMMERCIAL TRANSACTIONS WITH THE
                    GOVERNMENT OF A TERRORIST COUNTRY (SEP 1994)

252.211-7000        ACQUISITION STREAMLINING (DEC 1991)

252.215-7000        PRICING ADJUSTMENTS (DEC 1991)

252.215-7002        COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)

252.219-7003        SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
                    SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996)

252-222-7001        RIGHT OF FIRST REFUSAL OF EMPLOYMENT-CLOSURE OF MILITARY
                    INSTALLATIONS (APR 1993)

252-223-7004        DRUG-FREE WORK FORCE (SEP 1988)

DFARS SOURCE                   TITLE AND DATE
------------                   --------------
252.225-7001        BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994)

252.225-7002        QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)

252.225-7009        DUTY-FREE ENTRY-QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES
                    (DEC 1991)

252.225-7010        DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC 1991)

252.225-7012        PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)

252.225-7014        PREFERENCE FOR DOMESTIC SPECIALTY METALS (NOV 1995,) AND
and Alt I           ALTERNATE I (DEC 1991)

252.225-7015        PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)

252.225-7016        RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (SEP
                    1996)

252.225-7017        PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND MACHINE
                    TOOLS (APR 1995)

252.225-7022        RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) BASED
                    CARBON FIBER (DEC 1991)

252.225-7025        FOREIGN SOURCE RESTRICTIONS (SEP 1996)

252.225-7026        REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES
                    (NOV 1995) (Applies if this contract exceeds $500,000 or is modified to exceed $500,000.)

252.225-7028        EXCLUSIONARY POLICIES AND PRACTICES OR FOREIGN GOVERNMENTS
                    (DEC 1991)

252.225-7029        PREFERENCE FOR UNITED STATES OR CANADIAN AIR CIRCUIT
                    BREAKERS (APR 1995)

252.225-7031        SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7034        RESTRICTION ON ACQUISITION OF COAL PETROLEUM PITCH CARBON
                    FIBER (MAY 1994)

DFARS SOURCE                  TITLE AND DATE
------------                  --------------
252.227-7013        RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995)

252.227-7014        RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
                    COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)

252.227-7015        TECHNICAL DATA - COMMERCIAL ITEMS (N0V 1995)

252.227-7016        RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)

252.227-7019        VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN
                    1995)

252.227-7025        LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
                    INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)

252.227-7027        DEFERRED ORDERING OF TECHNICAL DATA AND COMPUTER SOFTWARE
                    (APR 1988)

252.227-7030        TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7036        CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037        VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (NOV
                    1995)

252.231-7000        SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7004        DOD PROGRESS PAYMENTS RATES (FEB 1996)

252.232-7006        REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF
                    FRAUD (AUG 1992)

252.233-7000        CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR
                    RELIEF (MAY 1994)

252.242-7000        POSTAWARD CONFERENCE (DEC 1991)

252.242-7003        APPLICATION FOR U.S. GOVERNMENT SHIPPING
                    DOCUMENTATION/INSTRUCTIONS (DEC 1991)

DFARS SOURCE                            TITLE AND DATE
------------                            --------------

252.242-7004        MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (SEP 1996)
                    (Applies if this contract provides progress payments, unless it is set aside exclusively for a small disadvantaged business concern.)

252.243-7001        PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

252.245-7001        REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7000        MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.246-7001        WARRANTY OF DATA (EDC 1991)
& ALT II

252.249-7001        NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
                    (Applies if this contract equals or exceeds $5 million.)

252.249-7002        NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
                    (MAY 1995)

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

APPLICABLE TO ITEMS 0001, 0004, 0005, 0007, 0009, 0012 AND, IF THE OPTIONS ARE
                        EXERCISED, ITEMS 0002 AND 0003


FAR
SOURCE         TITLE AND DATE
------         --------------

52.202-1       DEFINITIONS (OCT 1995)

52.203-3       GRATUITIES (APR 1984)

52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

52.203-7       ANTI-KICKBACK PROCEDURES (JUL 1995)

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (SEP
               1990)

52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
               (JAN 1990) (Applies if this contract exceeds $100,000.)

52.203-13      PROCUREMENT INTEGRITY--SERVICE CONTRACTING (SEP 1990)

52.204-2       SECURITY REQUIREMENTS (AUG 1996)

52.204-4       PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)

52.208-1       REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS (APR 1984)

52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
               1995)

Cost-Reimbursement Supply - 21 October 1996
Updated through FAC 90-42 and DAC 91-11

FAR
SOURCE         TITLE AND DATE
------         --------------

52.211-5       NEW MATERIAL (MAY 1995)

52.211-7 OTHER THAN NEW MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (MAY 1995)

52.211-15      DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.215-2       AUDIT AND RECORDS--NEGOTIATION (AUG 1996)

52.215-22      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1995)

52.215-23      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS
               (OCT 1995)

52.215-24      SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)

52.215-25      SUBCONTRACTOR COST OR PRICING DATA--MODIFICA-TIONS (OCT 1995)

52.215-27      TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)

52.215-39      REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT BENEFITS
               (PRB) OTHER THAN PENSIONS (MAR 1996)

52.215-40      NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)

52.219-8 UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED BUSINESS CONCERNS (OCT 1995)

52.219-9 SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (AUG 1996)

52.219-9       SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
and Alt II     SUBCONTRACTING PLAN (AUG 1996) AND ALTERNATE II (AUG 1996)

FAR
SOURCE              TITLE AND DATE
------              --------------

52.219-16           LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)

52.222-1            NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

52.222-3            CONVICT LABOR (AUG 1996)

52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION (JUL 1995)

52.222-20           WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1995) (Deviation 95-
                    00009 dated 15 Dec 1995 deletes the words "representation and" from paragraph (a) of the APR 1984 clause.)

52.222-26           EQUAL OPPORTUNITY (APR 1984)

52.222-28           EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (APR
                    1984) (Applies if this contract is $1,000,000 or more.) (As used in the foregoing clause, the term "Contracting Officer" shall be deemed to mean the "Administrative Contracting
                    Officer (ACO)".)

52.222-35           AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                    VETERANS (APR 1984)

52.222-36           AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37           EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS
                    OF THE VIETNAM ERA (JAN 1988)

52.223-2            CLEAN AIR AND WATER (APR 1984)

52.223-6            DRUG-FREE WORKPLACE (JUL 1990)

52.223-11           OZONE-DEPLETING SUBSTANCES (JUN 1996)

52.223-12           REFRIGERATION EQUIPMENT AND AIR CONDITIONERS (MAY 1995)

FAR
SOURCE         TITLE AND DATE
------         --------------

52.223-14      TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

52.225-10      DUTY-FREE ENTRY (APR 1984) (Applies if this contract exceeds
               $100,000.)

52.225-11      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)

52.225-14      INCONSISTENCY BETWEEN ENGLISH VERSION AND TRANSLATION OF CONTRACT
               (AUG 1989)

52.226-1 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (SEP 1996)

52.227-1       AUTHORIZATION AND CONSENT (JUL 1995) AND ALTERNATE I (APR 1984)
and Alt I

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)

52.227-10      FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT MATTER (APR
               1984)

52.228-7       INSURANCE--LIABILITY TO THIRD PERSONS (MAR 1996)

52.229-8       TAXES-FOREIGN COST REIMBURSEMENT CONTRACTS (MAR 1990)

52.230-2       COST ACCOUNTING STANDARDS (APR 1996)

52.230-3       DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR
               1996)

52.230-65      ADMINISTRATION OF COST ACCOUNTING STANDARDS (APR 1996)

52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-17      INTEREST (JUN 1996)

52.232-20      LIMITATION OF COST (APR 1984) (Applies if this contract contains fully funded line items.)

FAR
SOURCE         TITLE AND DATE
------         --------------

52.232-22      LIMITATION OF FUNDS (APR 1984) (Applies if this contract contains incrementally funded line items.)

52.232-23      ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)
and Alt I

52.232-25      PROMPT PAYMENT (MAR 1994)

52.232-33      MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG
               1996)

52.233.1 DISPUTES (OCT 1995) AND ALTERNATE I (DEC 1991) and Alt I

52.233-3       PROTEST AFTER AWARD (AUG 1996) AND ALTERNATE I (JUN 1985)
and Alt I

52.231-1 INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III (FEB 1995)

52.237-3       CONTINUITY OF SERVICES (JAN 1991)

52.237-8       RESTRICTION ON SEVERANCE PAYMENTS TO FOREIGN NATIONALS (OCT 1995)

52.242-1       NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-3       PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
               (Applies if this contract exceeds $500,000.)

52.242-10      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (APR
               1984)

52.242-11      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR INDICIA MAIL (FEB
               1993)

52.242-12      REPORT OF SHIPMENT (REPSHIP) (JUL 1995)

52.242-13      BANKRUPTCY (JUL 1995)

52.243-2       CHANGES--COST-REIMBURSEMENT (AUG 1987) AND ALTERNATE II (APR
and Alt II     1984)

52.243-6       CHANGE ORDER ACCOUNTING (APR 1984)

FAR
SOURCE         TITLE AND DATE
------         --------------

52.244-5       COMPETITION IN SUBCONTRACTING (JAN 1996)

52.244-6       SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL
               COMPONENTS (OCT 1995)

52.245-5       GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-
               MATERIAL, OR LABOR-HOUR CONTRACTS) (JAN 1986)

52.246-23      LIMITATION OF LIABILITY (APR 1984)

52.246-24      LIMITATION OF LIABILITY-HIGH VALUE ITEMS (APR 1984)

52.246-25      LIMITATION OF LIABILITY--SERVICES (APR 1984)

52.247-1       COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds ($100,000.)

52.249-6       TERMINATION (COST-REIMBURSEMENT) (MAY 1986)

52.249-14      EXCUSABLE DELAYS (APR 1984)

52.251-1       GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-1       COMPUTER GENERATED FORMS (JAN 1991)

II.  DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.201-7000   CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991) (Applies if this contract requires a Contracting Officer's Representative (COR).)

252.203-7000   STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT OF
               DEFENSE EMPLOYEES (NOV 1995) (Applies if this contract exceeds
               $100,000.)

252.203-7001   SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)

252.203-7002   DISPLAY OF DOD HOTLINE POSTER (DEC 1991) (Applies if this
               contract exceeds $5,000,000.)

252.204-7000   DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.205-7000   PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC
               1991) (Applies if this contract exceeds $500,000.)

252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
               UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV
               1995)

252.209-7004   REPORTING OF COMMERCIAL TRANSACTIONS WITH THE GOVERNMENT OF
               A TERRORIST COUNTRY (SEP 1994)

252.211-7000   ACQUISITION STREAMLINING (DEC 1991)

252.215-7000   PRICING ADJUSTMENTS (DEC 1991)

252.215-7002   COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)

252.219-7003   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
               SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996)

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.222-7001   RIGHT OF FIRST REFUSAL OF EMPLOYMENT--CLOSURE OF MILITARY
               INSTALLATIONS (APR 1993)

252.223-7004   DRUG-FREE WORK FORCE (SEP 1988)

252.221-7001   BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994)

252.225-7002   QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)

252.225-7009   DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS *AND SUPPLIES
               (DEC 1991)

252.225-7010   DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC 1991)

252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)

252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS (NOV 1995) AND ALTERNATE
and Alt I      I (DEC 1991)

252.225-7015   PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)

252.225-7016   RESTRICTIONS ON ACQUISITION OF BALL AND ROLLER BEARINGS (SEP
               1996)

252.225-7017   PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND MACHINE
               TOOLS (APR 1995)

252.225-7019   RESTRICTION ON ACQUISITION OF FOREIGN ANCHOR AND MOORING CHAIN
               (DEC 1991)

252.225-7022   RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) BASED
               CARBON FIBER (DEC 1991)

252.225-7025   FOREIGN SOURCE RESTRICTIONS (SEP 1996)

252.225-7026   REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (NOV
               1995) (Applies if this contract exceeds $500,000 or is modified to exceed $500,000.)

252.225-7028   EXCLUSION POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS (DEC
               1991)

252.225-7029   PREFERENCE FOR UNITED STATES OR CANADIAN AIR CIRCUIT BREAKERS
               (APR 1995)

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7034   RESTRICTION ON ACQUISITION OF COAL PETROLEUM PITCH CARBON FIBER
               (MAY 1994)

252.227-7013   RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995)

252.227-7014   RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
               COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)

252.227-7015   TECHNICAL DATA - COMMERCIAL ITEMS (NOV 1995)

252.227-7016   RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)

252.227-7019   VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995)

252.227-7025   LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
               INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)

252.227-7027   DEFERRED ORDERING OF TECHNICAL DATA AND COMPUTER SOFTWARE (APR
               1988)

252.227-7030   TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7036   CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (NOV 1995)

252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7006   REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF
               FRAUD (AUG 1992)

252.233-7000   CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
               (MAY 1994)

252.242-7000   POSTAWARD CONFERENCE (DEC 1991)

252.242-7003   APPLICATION FOR U.S. GOVERNMENT SHIPPING
               DOCUMENTATION/INSTRUCTIONS (DEC 1991)

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.242-7004   MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (SEP 1996) (Applies if
               this contract exceeds $25,000, unless it is set aside exclusively for a small business or small disadvantaged business concern.)

252.245-7001   REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.246-7001   WARRANTY OF DATA (DEC 1991)

252.249-7001   NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
               (Applies if this contract equals or exceeds $5 million.)

252.249-7002   NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
               (MAY 1995)

SECTION 1.2. CLAUSES INCORPORATED IN FULL TEXT

FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (SEP 1995)

(a)  Definitions. The definitions set forth in FAR 3.104-4 are hereby
     -----------
incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c)  Certification. As required in paragraph (b) of this clause, the officer or
     -------------
employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)
-------------------------------------------------------------

          (1) I, __________ (Name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423). (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ___________ (Contract and modification number).

          (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _____________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

          (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

(Signature of the officer or employee responsible for the modification proposal and date)

(Typed name of the officer or employee responsible for the modification proposal)

*Subsection 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATE CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                            (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

FAR 52.216-7 ALLOWABLE COST AND PAYMENT (AUG 1996)

(a) Invoicing. The Government shall make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Subpart 31.2 of the Federal Acquisition Regulation (FAR) in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (2) below, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only-

     (i) Those recorded costs that, at the time of request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract.

     (ii) When the Contractor is not delinquent in paying costs of contractor performance in the ordinary course of business, costs incurred, but not necessarily paid, for-

          (A) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

          (B)  Direct labor;

          (C)  Direct travel;

          (D)  Other direct in-house costs; and

          (E) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

     (iii) The amount of progress payments that have been paid to the Contractor's subcontractors under similar cost standards.

     (2) Contractor contributions to any pension or other postretirement benefit, profit-sharing or employee stock ownership plan funds that are paid quarterly or more often may be included in indirect costs for payment purposes, provided that the Contractor pays the contribution to the fund within 30 days after the close of the period covered. Payments made 30 days or more after the close of a period shall not be included until the Contractor actually makes the payment. Accrued costs for such contributions that are paid less often than quarterly shall be excluded from indirect costs for payment purposes until the Contractor actually makes the payment.

     (3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) below, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) below.

     (4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may be paid more often than every 2 weeks and may invoice and be paid for recorded costs for items or services purchased directly for the contract, even though the concern has not yet paid for those items or services.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

     (2) The Contractor shall, within 90 days after the expiration of each of its fiscal years, or by a later date approved by the Contracting Officer, submit to the cognizant Contracting Officer responsible for negotiating its final indirect cost rates and, if required by agency procedures, to the cognizant audit activity proposed final indirect cost rates for that period and supporting cost data specifying the contract and/or subcontract to which the rates apply. The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

     (3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct cost in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligations, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

     (4) Within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

     (5) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates-

     (1)  Shall be the anticipated final rates, and

     (2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with (d)(4), and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

     (2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to cost for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver-

     (i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract, and

     (ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except-

     (A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

     (B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier, and

     (C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

FAR 52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed __________ dollars or the overtime premium is paid for work-

          (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

          (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

     (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

     (4)  That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall-

     (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

     (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

     (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each effected contract; and

     (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

FAR 52.244-2 SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (MAR 1996) AND ALTERNATE (AUG 1996)

(a) "Subcontract," as used in this clause, includes but is not limited to purchase orders, and changes and modifications to purchase orders. The Contractor shall notify the Contracting Officer reasonably in advance of entering into any Subcontract if-

     (1) The proposed subcontract is of the cost-reimbursement, time-and-materials, or labor-hour type;

     (2) The proposed subcontract is fixed-price and exceeds the greater of (i) the simplified acquisition threshold, or (ii) 5 percent of the total estimated cost of this contract;

     (3) The proposed subcontract has experimental, developmental, or research work as one of its purposes;

     (4) This contract is not a facilities contract and the proposed subcontract provides for the fabrication, purchase, rental, installation, or other acquisition of special test equipment valued in excess of $25,000 or of any items of facilities.

(b)(1) In the case of a proposed subcontract that (i) is of the cost-reimbursement, time-and-materials, or labor-hour type and is estimated to exceed $25,000, including any fee, (ii) is proposed to exceed $100,000, or (iii) is one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services that, in the aggregate, are expected to exceed $100,000, the advance notification required by paragraph
(a) above shall include the information specified in subparagraph (2) below.

     (2)(i)  A description of the supplies or service to be subcontracted;

       (ii)  Identification of the type of subcontract to be used;

     (iii) Identification of the proposed subcontractor and an explanation of why and how the proposed subcontractor was selected, including the competition obtained;

     (iv) The proposed subcontractor price and the Contractor's cost or price analysis;

     (v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions;

     (vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract; and

     (vii) A negotiation memorandum reflecting-

          (A)  The principal elements of the subcontract price negotiations;

          (B) The most significant considerations controlling establishment of initial or revised prices;

          (C)  The reason cost or pricing data were or were not required;

          (D) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

          (E) The extent, if any, to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and subcontractor; and the effect of any such defective data on the total price negotiated;

          (F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

          (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and summary of all trade-off possibilities considered.

(c) The Contractor shall obtain the Contracting Officer's written consent before placing any subcontract for which advance notification is required under paragraph (a) above. However, the Contracting Officer may ratify in writing any such subcontract. Ratification shall constitute the consent of the Contracting Officer.

(d) If the Contractor has an approved purchasing system and the subcontract is within the scope of such approval, the Contractor may enter into the subcontracts described in subparagraphs (a)(1) and (a)(2) of this clause without the consent of the Contracting Officer.

(e) Even if the Contractor's purchasing system has been approved, the Contractor shall obtain the Contracting Officer's written consent before placing subcontracts identified below:

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination (1) of the acceptability of any subcontract terms or conditions, (2) of the acceptability of any subcontract price or of any amount paid under any subcontract, or (3) to relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement subcontracts shall not exceed the fee limitations in subsection 15.903(d) of the Federal Acquisition Regulation (FAR).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Government may be entitled to reimbursement from the Government.

(i)(1) The Contractor shall insert in each price redetermination or incentive price revision subcontract under this contract the substance of the paragraph "Quarterly limitation on payments statement" of the clause at 52.216-5, Price Redetermination--Prospective, 52.216-6, Price Redetermination--Retroactive, 52.216-16 Incentive Price Revision--Firm Target, or 52.216-17, Incentive Price Revision-Successive Targets, as appropriate, modified in accordance with the paragraph entitled "Subcontracts" of that clause.

     (2) Additionally, the Contractor shall include in each cost-reimbursement subcontract under this contract a requirement that the subcontractor insert the substance of the appropriate modified subparagraph referred to in subparagraph
(1) above in each lower tier price redetermination or incentive price revision subcontract under that subcontract.

(j) To facilitate small business participation in subcontracting, the Contractor agrees to provide progress payments on subcontracts under this contract that are fixed-price subcontracts with small business concerns in conformity with the standards for customary progress payments stated in FAR 32.502-1 and 32.504(f), as in effect on the date of this contract. The Contractor further agrees that the need for such progress payments will not be considered a handicap or adverse factor in the award of subcontracts.

(k) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (APR 1984) (DEVIATION 89-915-29 JUN 1989)

Modify the clause as follows:

(a)  Wherever the word `supplies' is used, it shall include `vessels'.

(b)  At the end of paragraph (b), add the following:

          `In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefor so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.'

(c) In the first sentence of paragraph (c), after the word `costs', insert the phrase `or other damages'.

(d) In the first sentence of paragraph (d), after the word `title', insert the phrase `(insofar as not previously transferred)'."

FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FAR 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DFARS 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

(a)  Definitions. As used in this clause--

          (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

          (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

          (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

          (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat barge, or ferry through international waters.

          (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the price contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

          (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                    (i) An item is clearly identifiable or eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                   (ii) "Supplies" include (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

          (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

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

     (1)  U.S.-flag vessels are not available for timely shipment;

     (2)  The freight charges are excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

     (1)  Type, weight, and cube of cargo;

     (2)  Required shipping date;

     (3)  Special handling and discharge requirements;

     (4)  Loading and discharge points;

     (5)  Name of shipper and consignee;

     (6)  Prime contract number, and

     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two
(2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

(d) The Contractor shall, within thirty (30) days after shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

     (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

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          (1)  No ocean transportation was used in the performance of this contract;

          (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under this contract;

          (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

          (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following form:

                         ITEM           CONTRACT
                    DESCRIPTION         LINE ITEMS          QUANTITY

          Total
(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

DFARS 252.247-7204 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

          (1)  Shall notify the Contracting Officer of that fact; and

          (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

NAPS 5252.243-9001 REQUIREMENTS FOR ADEQUATE SUPPORTING DATA AND CERTIFICATION OF ANY CLAIM, REQUEST FOR EQUITABLE ADJUSTMENT, OR DEMAND FOR PAYMENT (JUN 1996)

(a) This contract is subject to 10 U.S.C. 2405; therefore, no price adjustment will be made under this contract for an amount set forth in a claim, request for equitable adjustment, or demand for payment (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than six years before the submission of the claim, request, or demand.

(b) A claim, request for equitable adjustment, or demand for payment is considered to be submitted on the date the contractor's submission is received by the contracting officer accompanied by adequate supporting data for the claim, request or demand, and the certification required by Section 6(c)(1) of the Contract Disputes Act, if the claim, request or demand is over $50,000.

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(c)  Adequate supporting data includes data which is adequate to apprise the contracting officer of the underlying facts and the theory upon which the contractor relies in support of its entitlement to a price adjustment. Adequate supporting data is that data which fulfills these purposes in accordance with the requirements of the Contract Disputes Act. A submission containing the following information will be deemed to have been submitted with adequate supporting data:

     (1) A narrative statement of the nature of the event(s), the time when the event(s) occurred (including the factual basis supporting the contractor's designation of the time the event(s) occurred), and the casual relationship between the event(s) and the impact on the cost of performance of the contract, including a description of how the event(s) affected scheduled performance;

     (2) A description of the relevant effort the contractor was required to perform in the absence of the event(s);

     (3) A description of the relevant effort the contractor was actually required or will be required to perform;

     (4)  A description of components, equipment, and other property involved;

     (5) A cost breakdown of the additional effort by element in accordance with the contractor's normal procedures for pricing of changes;

     (6) A description of all property which will no longer be needed by the contractor;

     (7)  A description of any delay caused by the event(s);

     (8)  A description of any disruption caused by the event(s).

(d) Certification of the claim, request for equitable adjustment, or demand for payment is required if the requested price adjustment is over $50,000. The certification requirements are those set forth in the CDA and implementing regulations.

(e) For the purpose of this clause, the following terms have the meanings set forth below.

     (1) "Claim" means a written demand or written assertion by the contractor seeking, as a matter of right, a price adjustment under the contract. The theory upon which the contractor seeks the price adjustment does not determine whether a particular matter is a claim. The term includes a submission asserting any theory supporting a price adjustment, including but not limited to constructive change, breach of contract or mistake, which, if valid, would result in contractor entitlement to a price adjustment. A voucher, invoice or other routine request for payment that is not in dispute when submitted is not a claim. A claim does not include a request for equitable adjustment or demand for payment, as defined below.

     (2) "Demand for payment" means a written demand for payment, the granting of which results in a price adjustment under the contract. A demand for payment does not include a routine request for payment in accordance with the payment terms of the contract.

     (3) "Events" means the Government action(s), Government inaction(s), Government conduct, or occurrence(s) which give rise to the contractor's claim, request for equitable adjustment, or demand for payment. The term events does not require the incurrence of costs and/or performance of additional work resulting from the action(s), inaction(s), conduct or occurrence(s) except where a contractor's commencement of the correction of defective GFI/GFP constitutes the final occurrence. For the purpose of this subpart, the date of the final Government action, Government inaction, Government conduct or occurrence is the date on which the six year period commences.

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

     (4) "Know or should have known" includes the totality of the combined actual and constructive knowledge of all agents or employees (including a subcontractor, its agents and employees, where and to the extent a subcontractor is involved).

     (5) "Price adjustment" means an increase in the fixed price, target price, ceiling price, or final price of a fixed price type contract, or an increase in the fee structure of a cost reimbursement type contract, or monetary damages or other payment resulting from a contractor claim, request for equitable adjustment, or demand for payment. An adjustment to the sharing ratio or to any other pricing formula, procedure or provision, which has the effect of increasing the fixed price, target price, ceiling price, final price, or fee of the contract, is a price adjustment. A schedule adjustment, whether requested as part of a submission seeking a price adjustment or as the sole relief, or an adjustment for any matter which, pursuant to the terms of the contract is separate from or not included in the fixed price contract or the fee structure of a cost reimbursement contract, is not a price adjustment. The bilateral definitization of a maximum-price modification within the maximum price is not a price adjustment. A routine invoice or other request for payment or reimbursement in accordance with the terms of the contract, even if in dispute, which, if paid, would not result in an increase in the price of the contract is not a price adjustment. For the purpose of this subpart, relief granted pursuant to a request for extraordinary contractual relief under Public Law 85-804 does not constitute a price adjustment.

     (6) "Request for equitable adjustment" means a written request for a price adjustment under the contract.

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SECTION J - LIST OF ATTACHMENTS

This document consists of the following parts and the attachments described below:

          Disclosure of Lobbying SF LLL - 3 pages.

          Request For Assignment of a Commercial and Government Entity (CAGE) Code, DD Form 2051 - 2 pages.

          Contract Security Classification Form, DD Form 254 pages.

J-0001:   LPD 17 Ship Specifications, 9 October 19968 April 1996.

J-0002: Amphibious Transport Dock General Description Of Operational Capability, 24 May 1996.

J-0003: Government Concept Of Operations In An Integrated Product Data Environment (IPDE) For The LPD 17 Program, 8 April 1996.

J-0004:   Contract Data Requirements List, DD Form 1423, Exhibit A, 9 October
          1996.

J-0005:   Schedule "A" Government Furnished Equipment for LPD 17, 9 October
          1996.

J-0006:   Schedule "C" Government Furnished Information for LPD 17, 9 October
          1996.

J-0007:   Not Used.

J-0008:   Not Used.

J-0009:   Book Plan for Integration Management Plan (IMP), 8 April 1996.

J-0010:   Preliminary Ship Manning Document (PSMD), 8 April 1996.

J-0011:   Draft Radio Communication System Management Plan, 8 April 1996.

J-0012:   Not Used.

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

J-0013:   Operation Security Plan, 8 April 1996.

J-0014:   Not Used.

J-0015:   Not Used.

J-0016: Integrated Product Data Environment (IPDE) Integration Matrix, 9 October 1996.

J-0017:   Not Used.

J-0018: List of Mission Essential Equipment For Maintenance Manhour Per Operating Hour (MMH/OH) Initiative, 8 April 1996.

J-0019:   Past Performance Information Form, 8 April 1996.

J-0020:   Factors and Values for Developing Variable Loads, 8 April 1996.

J-0021: Affordability Through Commonality (ATC) Implementation Program, 8 April 1996.

J-0022:   Life Cycle Cost Estimate, 8 April 1996.

J-0023:   Test Documentation Booklet, 8 April 1996.

J-0024:   Not Used.

J-0025: Current LPD 17 Program Office Automated Information System Capability, 8 April 1996.

J-0026:   Contract Guidance Drawing List, 8 April 1996.

J-0027:   Computer Aided Engineering Data List, 8 April 1996 (Preliminary).

J-0028:   Affordability Through Commonality Sketches, 8 April 1996.

J-0029: LPD 17 Type Advanced Degaussing System Controller Interface Requirements, V 1.0, 8 April 1996.

J-0030:   Selected Medical and Dental Equipment, 8 April 1996.

J-0031:   Associate Contractor Agreement Vendor List, 8 April 1996.

J-0032:   Deleted.

J-0033:   Navy Shock Data Base (FOUO) (Provided separately)

J-0034:   Weights For Government Furnished Equipment, 9 October 1996

J-0035:   Deleted

J-0036:   Deleted

J-0037:   "Contract Security Classification Specification" DD254

J-0038: Substitute Ship Specifications to be used for Controllable Pitch Propeller (CPP) Propulsion Train, 9 October 1996

                                      188